UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

 (Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 - April 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

April 30, 2023

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India ESG Fund

ALPS Global Opportunity Fund

RiverFront Asset Allocation Growth & Income

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	4
Performance Update	6
Consolidated Statement of Investments	8
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
ALPS | Kotak India ESG Fund
Management Commentary	22
Performance Update	24
Statement of Investments	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
ALPS Global Opportunity Fund
Management Commentary	37
Performance Update	39
Statement of Investments	42
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48
RiverFront Asset Allocation Growth & Income
Management Commentary	53
Performance Update	54
Statement of Investments	56
Statement of Assets and Liabilities	57
Statement of Operations	58
Statements of Changes in Net Assets	59
Financial Highlights	60
Notes to Financial Statements	64
Additional Information	84

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2022 and held until April 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2022 - April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | April 30, 2023

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During Period November 1, 2022 - April 30, 2023(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$947.40	1.38%	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	1.38%	$6.90
Class A
Actual	$1,000.00	$948.70	1.33%	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.33%	$6.66
Class C
Actual	$1,000.00	$945.60	2.01%	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	2.01%	$10.04
Class I
Actual	$1,000.00	$948.80	1.09%	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.09%	$5.46
ALPS | Kotak India ESG Fund
Investor Class
Actual	$1,000.00	$986.90	1.34%	$6.60
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.34%	$6.71
Class A
Actual	$1,000.00	$987.50	1.15%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$983.50	2.00%	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Class I
Actual	$1,000.00	$988.60	1.00%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01
Class II
Actual	$1,000.00	$990.00	0.75%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ALPS Global Opportunity Fund
Investor Class
Actual	$1,000.00	$1,104.10	1.57%	$8.19
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	1.57%	$7.85
Class A
Actual	$1,000.00	$1,104.70	1.54%	$8.04
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.54%	$7.70
Class C
Actual	$1,000.00	$1,102.20	2.25%	$11.73
Hypothetical (5% return before expenses)	$1,000.00	$1,013.64	2.25%	$11.23
Class I
Actual	$1,000.00	$1,106.70	1.25%	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class R
Actual	$1,000.00	$1,103.20	1.75%	$9.13
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	1.75%	$8.75

2 | April 30, 2023

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During Period November 1, 2022 - April 30, 2023(b)
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$1,080.60	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,079.80	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,075.50	1.25%	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,081.10	0.25%	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

3 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2023 (Unaudited)

The six months ending April 30, 2023 produced a negative result for commodities. The Bloomberg Commodity Total Return Index (“BCOMTR”), the Fund’s benchmark, ended lower by 5.86% for the period. ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares - “JCRIX” or the “Fund”) delivered a net negative return of 5.12% for the period (JCRAX declined 5.26%, JCCSX was down 10.32% at MOP and JCRCX was down 6.32% with CDSC), outperforming its benchmark by 0.74% after fees.

Relative outperformance persisted during the final two months of 2022 due to the ongoing Russia-Ukraine War, a sizeable depreciation in the U.S. dollar, and rapid de-escalation of China’s Zero-Covid Policy which had largely remained in-tact for the better portion of three years. Inflation, as measured by the Consumer Price Index (“CPI”), ended 2022 at 6.5% in the U.S., 9.2% in the Eurozone, and 10.5% in the United Kingdom. While down from mid-year highs, domestic inflation remained well above the Federal Reserve’s (“Fed”) target of 2% and the 21st century average of 2.5%. On the interest rate front, the Fed maintained its hiking cycle with an additional 75 basis point increase in November and 50 basis point increase in December.

While the turn of the new year featured widespread shortages and rather bullish fundamentals for many individual commodity markets, the asset class faced significant pressure from broader economic concerns. The Fed continued its monetary agenda from 2022 by raising the policy rate an additional 50 basis points to an upper limit of 5%. In March, a crisis of confidence in the banking sector, which culminated in UBS’ distressed acquisition of Credit Suisse, further weighed on markets. Alternatively, on a more positive note, optimism surrounding the Chinese reopening gathered pace over the period, as did growth prospects for the European Union. The latter benefited from lower energy costs, mild weather, and an improving outlook among key trading partners.

Energy proved to be the worst performing sector over the trailing 6-month period, declining 29.5% within the BCOM Index. Heating oil declined 24.4%, gasoil declined 22.6%, WTI and Brent crude oil grades declined by 8.6% and 7.8% respectively, while RBOB gasoline was down 0.8% during the reported period. Among the factors impacting the petroleum sector was the ongoing French labor strikes which curtailed significant refining capacity, reducing European oil demand during the period. Unleaded gasoline outpaced heating oil, with gasoline inventories already trailing prior-year and five-year averages. Transportation fuels also gained as China’s Zero-COVID policies were gradually lifted. Natural gas prices fell 66% during the period, the largest decline among the constituents of the asset class. Mild winter temperatures, well above normal levels, significantly limited heating demand in both the U.S. and Europe. Additionally, curtailed LNG exports stemming from the delayed restart of the Freeport export terminal facility further limited domestic draws. Despite the considerable price retracement, U.S. production remained strong and swollen inventories contributed to the forward curve’s shift into contango. Energy producers within the Fund were down 5.2% during the trailing 6-month period.

For the six months under review, the agriculture sector was down 0.33% within the BCOM Index. Grains moved lower during the period with both wheat and soybean oil experiencing double-digit declines. Wheat was pressured by favorable harvests in several regions and the extension of the Black Sea Grain Initiative, which has lowered global food costs. Lower petroleum prices reduced demand for biofuels, and ample global supplies of alternative cooking oils pressured soybean oil prices. Sugar gained 65% during the period, leading the sector and the index, as India and Egypt limited exports, Brazil enacted import taxes on ethanol to spur local milling, and expectations of El Niño weather conditions later in the year raised fears of dryness in major sugar producing countries.

Industrial metals returned 10.7% during the trailing six-month period, as measured by the respective BCOM sub-index. The sector was initially lifted higher on improved sentiment surrounding China’s reopening. Copper prices led the sector, rallying 17.7% on the back of heavy supply disruptions in Peru, operational challenges in Chile, and declining inventories in China which signaled a gradual recovery in demand. Nickel prices appreciated 11.7%, while aluminum was up 5%. Climate change, and the ensuing transition to low-emission technology, had a tremendous impact on the demand prospects for all major industrial metals and is poised to do so for the foreseeable future. The Fund’s industrial metals equities advanced 26.4% during the reporting period.

Precious metals within the BCOM were up 23.8% for the six-month period. Gold benefited from safe haven purchases as the yellow metal rose 21.4% and turmoil in the banking sector boosted expectations of more dovish policies from the Federal Reserve. Added geopolitical risks also improved the outlook for safe-haven assets. Russia is a key provider of platinum group metals (“PGMs”), and shunned Russian supplies may continue to bolster prices going forward. Unlike the benchmark index, the Fund maintains an allocation to platinum (up 18% for the period) which is paramount to the reduction of tailpipe emissions. Silver was up 31.7% during the period. An allocation to precious metal miners within the Fund’s equity portfolio was also beneficial. Miners within the Fund were up 38.8% for the trailing six-month period.

As of the date of this report, the Fund maintains a dynamic combination of commodity futures exposure and commodity equity (or producer) exposure. The composition of the Fund changes from time-to-time in response to structural and value opportunities identified by the Fund’s portfolio management team. The Fund was fully invested at the end of April. Throughout the period under review, the Fund held approximately 22% in commodity equities and 78% in commodity futures.

{The Fund’s top equity holdings at the end of April 2023 included B2GOLD Corp (BTG US) +31.45% (6 months ending April 28, 2023), GoldFields Ltd (GFI US) +101.83% (6 months ending April 28, 2023), Agnico Eagle Mines Ltd. (AEM CN) +31.23% (6 months ending April 28, 2023), Endeavor Mining PLC (EDV CN) +47.73% (6 months ending April 28, 2023), Bayer AG (BAYN GR) +24.74% (6 months ending April 28, 2023), Newmont Corp (NEM US) +14.38% (6 months ending April

4 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2023 (Unaudited)

28, 2023), Teck Resources LTD (TECK US) +55.39% (6 months ending April 28, 2023), K+S AG (SDF GR) -9.07% (6 months ending April 28, 2023), FMC CORP (FMC US) +4.92% (6 months ending April 28, 2023), Crescent Point Energy Corp (CPG CN) -2.32% (6 months ending April 28, 2023).}

U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held in the Fund’s Cayman Island subsidiary to invest excess cash and as collateral for commodity futures-related investments. Duration exposure remained limited during the six month period under review. The Fund’s fixed income portfolio had a weighted average maturity of 0.33 years as of April month-end.

The short-to-medium-term outlook for commodities remains fundamentally tight with the potential for rolling supply shocks, particularly as the Chinese recovery evolves and we enter the summer months. Longer-term, necessary repairs to the supply situation will require a great deal of capital and resolve as policymakers move forward with an ever-expanding green agenda. The proposed move away from traditional carbon-based fuels, while commendable, may be overly optimistic. Both in terms of cost and resource availability, the timing demanded by current projections is likely to place incredible stress on the market for industrial metals, rare earth elements, and other strategic materials required by the planned transition. Incidentally, an accelerated move towards renewables and clean tech may also bode well for traditional energy prices as suppliers come under increasing scrutiny and exploration becomes untenable amidst an electrified future. Opportunity remains for the investors who recognize the massive problem that confronts us. It is our conviction that the price and structure of select commodity sectors have significant upside and a robust entry-point at today’s levels.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of a commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

5 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2023)
Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-5.26%	-16.32%	24.99%	4.94%	0.16%	1.51%	1.40%	1.40%
Class A (NAV)	-5.13%	-16.29%	25.00%	4.99%	0.18%	1.53%	1.40%	1.40%
Class A (LOAD)	-10.32%	-20.90%	22.63%	3.81%	-0.39%	1.08%
Class C (NAV)	-5.44%	-16.85%	24.20%	4.28%	-0.48%	0.89%	2.00%	2.00%
Class C (LOAD)	-6.32%	-17.62%	24.20%	4.28%	-0.48%	0.89%
Class I	-5.12%	-16.21%	25.26%	5.22%	0.42%	1.79%	1.08%	1.08%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[1]	0.07%	-9.95%	33.42%	7.45%	0.24%	1.12%
Bloomberg Commodity TR Index[2]	-5.86%	-16.60%	21.14%	4.67%	-1.51%	-0.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

6 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	April 30, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Refinitiv / CoreCommodity CRB Index: a basket of 19 commodities, including energy contracts, agriculture, precious metals, and industrial metals, the Index acts as a representative indicator of commodity markets. An investor may not invest directly in the index.

[2]	Bloomberg Commodity Index: an unmanaged index used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. An investor may not invest directly in the index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	Please see the prospectus dated February 28, 2023 for additional information. Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class, Class A shares and Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2024.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	69.17%
Common Stocks	21.26%
Master Limited Partnerships	0.06%
Cash, Cash Equivalents, & Other Net Assets	9.51%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

7 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (21.26%)
Argentina (0.06%)
Adecoagro SA	132,776	$1,123,285

Australia (1.12%)
Beach Energy, Ltd.	937,818	912,214
BHP Group, Ltd.	24,315	714,362
BlueScope Steel, Ltd.	31,560	414,950
Champion Iron, Ltd.	271,301	1,161,493
Coronado Global Resources, Inc.(a)	888,401	969,960
Elders, Ltd.	140,055	751,589
Evolution Mining, Ltd.	1,105,874	2,605,052
Fortescue Metals Group, Ltd.	69,875	968,187
GrainCorp, Ltd., Class A	181,825	818,132
IGO, Ltd.	41,981	381,959
Iluka Resources, Ltd.	229,089	1,662,921
Incitec Pivot, Ltd.	767,989	1,621,088
Liontown Resources, Ltd.(b)	128,618	233,192
Newcrest Mining, Ltd.	118,146	2,260,588
Northern Star Resources, Ltd.	65,644	584,657
Nufarm, Ltd.	147,504	543,651
OceanaGold Corp.	423,200	968,314
Perseus Mining, Ltd.	326,829	482,266
Sandfire Resources NL	186,337	802,677
South32, Ltd.	1,248,951	3,504,064
Woodside Energy Group, Ltd.	17,900	398,920
		22,760,236

Austria (0.07%)
OMV AG	15,850	748,208
voestalpine AG	18,655	645,048
		1,393,256

Brazil (0.15%)
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	129,920	1,201,760
Petroleo Brasileiro SA, Sponsored ADR	92,211	979,281
Vale SA, Sponsored ADR	57,226	824,627
		3,005,668

Canada (5.01%)
Advantage Energy, Ltd.(b)	158,100	889,192
Agnico Eagle Mines, Ltd.	16,254	922,089
Agnico-Eagle Mines, Ltd.	97,994	5,559,153
Alamos Gold, Inc., Class A	118,137	1,527,511
ARC Resources, Ltd.	173,200	2,151,497
B2Gold Corp.	2,373,882	9,353,096
Barrick Gold Corp.	5,544	105,558
Baytex Energy Corp.(b)	932,700	3,510,920
Birchcliff Energy, Ltd.	272,300	1,650,059
Boralex, Inc., Class A	35,100	1,023,324
Brookfield Renewable Partners LP	11,700	361,056
Canadian Natural Resources, Ltd.	23,300	1,419,824
Canadian Solar, Inc.(b)	62,790	2,349,602
Canfor Corp.(b)	73,700	1,107,526
Cenovus Energy, Inc.	174,600	2,930,512
	Shares	Value (Note 2)
Canada (continued)
Centerra Gold, Inc.	227,200	$1,536,076
Crescent Point Energy Corp.	622,700	4,605,272
Crew Energy, Inc.(b)	60,100	204,052
Eldorado Gold Corp.(b)	50,871	562,125
Enerplus Corp.	34,775	520,234
ERO Copper Corp.(b)	16,900	332,798
First Majestic Silver Corp.	110,222	778,167
First Quantum Minerals, Ltd.	84,000	2,041,023
Franco-Nevada Corp.	17,332	2,630,651
Freehold Royalties, Ltd.	9,800	106,691
Hudbay Minerals, Inc.	331,800	1,662,858
Imperial Oil, Ltd.	49,700	2,533,330
Innergex Renewable Energy, Inc.	67,100	688,408
Interfor Corp.	76,000	1,192,575
International Petroleum Corp.(b)	25,231	246,158
Ivanhoe Mines, Ltd., Class A(b)	39,800	345,167
K92 Mining, Inc.(b)	141,000	670,214
Kinross Gold Corp.	795,808	4,018,830
Lundin Mining Corp.	601,800	4,597,284
MEG Energy Corp.(b)	156,800	2,610,922
NexGen Energy, Ltd.(b)	259,400	1,008,996
Northland Power, Inc.	107,000	2,626,726
Nutrien, Ltd.	29,800	2,067,315
NuVista Energy, Ltd.(b)	160,600	1,393,996
Pan American Silver Corp.	69,080	1,230,315
Paramount Resources, Ltd., Class A	39,600	937,645
Parex Resources, Inc.	111,500	2,263,989
Peyto Exploration & Development Corp.	96,900	882,567
PrairieSky Royalty, Ltd.	56,500	891,589
Precision Drilling Corp.(b)	4,800	239,105
Saputo, Inc.	87,700	2,270,743
Secure Energy Services, Inc.	164,900	767,996
Spartan Delta Corp.	76,500	867,849
Stelco Holdings, Inc.	7,400	258,564
Suncor Energy, Inc.	75,600	2,367,016
Surge Energy, Inc.	156,400	1,012,384
Tamarack Valley Energy, Ltd.	264,300	729,588
Teck Resources, Ltd., Class B	107,999	5,032,753
Topaz Energy Corp.	21,000	300,852
Tourmaline Oil Corp.	21,100	947,970
Trican Well Service, Ltd.	342,600	801,596
Vermilion Energy, Inc.	329,600	4,172,152
Wheaton Precious Metals Corp.	13,410	662,186
Whitecap Resources, Inc.	202,000	1,592,324
		102,069,970

Chile (0.03%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	8,858	597,738

China (0.14%)
Daqo New Energy Corp., ADR(b)	37,401	1,717,454
JinkoSolar Holding Co., Ltd., ADR(b)	25,327	1,256,472
		2,973,926

See Notes to Financial Statements.

8 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
Denmark (0.33%)
FLSmidth & Co. A/S	21,846	$860,341
Orsted AS(a)(c)	32,726	2,934,673
Vestas Wind Systems A/S	97,029	2,674,556
		6,469,570

Finland (0.14%)
Metso Outotec Oyj	159,987	1,762,903
Outokumpu Oyj	190,862	1,039,570
		2,802,473

France (0.04%)
TotalEnergies SE, ADR	14,149	904,546

Germany (0.66%)
Bayer AG	79,364	5,226,103
Encavis AG	44,088	761,503
K+S AG	242,886	4,841,554
Nordex SE(b)	73,304	878,821
Salzgitter AG	10,429	411,865
SMA Solar Technology AG	7,899	851,245
Suedzucker AG	11,836	238,932
thyssenkrupp AG	17,747	127,189
		13,337,212

Great Britain (1.00%)
Anglo American PLC	35,539	1,092,030
Atlantica Sustainable Infrastructure PLC	66,880	1,780,346
BP PLC, Sponsored ADR	18,933	762,621
CNH Industrial N.V.	233,739	3,295,720
Drax Group PLC	98,601	780,183
Endeavour Mining PLC	207,900	5,352,291
Evraz PLC(b)(d)(e)	91,946	1,156
Harbour Energy PLC	75,518	234,707
Pennon Group PLC	37,908	409,713
Pentair PLC	19,443	1,129,249
Rio Tinto PLC, Sponsored ADR	30,360	1,942,736
Severn Trent PLC	29,082	1,071,615
Subsea 7 SA	62,311	711,279
United Utilities Group PLC	86,743	1,179,539
Weir Group PLC	28,885	667,945
		20,411,130

India (0.01%)
ReNew Energy Global PLC(b)	58,125	297,600

Israel (0.07%)
ICL Group, Ltd.	210,944	1,303,634
SolarEdge Technologies, Inc.(b)	943	269,349
		1,572,983

Italy (0.11%)
Eni SpA, Sponsored ADR	63,488	1,922,417
ERG SpA	13,743	414,931
		2,337,348
	Shares	Value (Note 2)
Japan (1.06%)
Daido Steel Co., Ltd.	5,200	$198,848
eRex Co., Ltd.	58,700	747,079
Ezaki Glico Co., Ltd.	14,200	364,263
GS Yuasa Corp.	12,800	223,409
Inpex Corp.	205,333	2,219,938
Japan Petroleum Exploration Co., Ltd.	39,800	1,314,544
JFE Holdings, Inc.	125,000	1,469,779
Kubota Corp.	229,000	3,442,269
Kurita Water Industries, Ltd.	49,416	2,056,506
MEIJI Holdings Co., Ltd.	150,000	3,616,646
Mitsubishi Materials Corp.	36,700	597,996
Morinaga Milk Industry Co., Ltd.	23,000	864,325
OSAKA Titanium Technologies Co., Ltd.	49,700	1,047,295
Sumitomo Forestry Co., Ltd.	86,559	1,858,308
Sumitomo Metal Mining Co., Ltd.	16,400	602,940
Tokyo Steel Manufacturing Co., Ltd.	76,200	761,189
UACJ Corp.	9,800	194,137
		21,579,471

Luxembourg (0.22%)
APERAM SA	14,100	521,261
ArcelorMittal	14,925	424,915
ArcelorMittal SA	48,939	1,386,440
Ternium SA, Sponsored ADR	48,262	2,092,158
		4,424,774

Malaysia (0.02%)
Lynas Rare Earths, Ltd.(b)	73,542	312,901

Mexico (0.16%)
Fresnillo PLC	21,852	195,369
Gruma SAB de CV	72,195	1,133,710
Grupo Mexico SAB de CV, Series B	360,100	1,761,094
		3,090,173

Netherlands (0.32%)
AMG Advanced Metallurgical Group NV	23,373	869,997
Core Laboratories N.V.	49,663	1,117,914
Fugro N.V.(b)	70,271	993,451
OCI N.V.	112,576	2,963,506
SBM Offshore N.V.	47,369	668,632
		6,613,500

New Zealand (0.04%)
a2 Milk Co., Ltd.(b)	231,594	832,124

Norway (1.01%)
Aker BP ASA	82,257	1,964,372
Aker Solutions ASA	55,919	198,971
DNO ASA	224,040	223,261
Equinor ASA	150,028	4,293,734
FLEX LNG, Ltd.	21,134	727,221
Leroy Seafood Group ASA	70,514	370,863
Mowi ASA	159,513	3,039,968

See Notes to Financial Statements.

9 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
Norway (continued)
NEL ASA(b)	476,921	$653,598
Norsk Hydro ASA	94,830	696,028
PGS ASA(b)	1,032,946	743,229
Salmar ASA	33,962	1,505,768
Scatec ASA(a)(c)	126,055	822,068
TGS ASA	50,202	785,742
Yara International ASA	112,399	4,522,516
		20,547,339

Peru (0.04%)
Cia de Minas Buenaventura SAA, ADR	108,938	770,192

South Africa (0.83%)
African Rainbow Minerals, Ltd.	69,024	866,738
Anglo Platinum, Ltd.	5,867	347,427
AngloGold Ashanti, Ltd., Sponsored ADR	25,125	667,823
Gold Fields, Ltd., Sponsored ADR	535,775	8,336,659
Impala Platinum Holdings, Ltd.	327,499	3,182,161
Kumba Iron Ore, Ltd.	51,422	1,247,340
Northam Platinum Holdings, Ltd.(b)	129,130	1,263,875
Remgro, Ltd.	106,592	815,967
Sasol, Ltd.	24,442	316,901
		17,044,891

Spain (0.31%)
Acciona SA	6,621	1,225,679
Acerinox SA	44,206	477,171
Corp ACCIONA Energias Renovables SA	22,353	801,981
Fluidra SA	105,756	1,809,757
Iberdrola SA	112,448	1,459,623
Repsol SA	21,441	315,288
Solaria Energia y Medio Ambiente SA	18,123	285,768
		6,375,267

Sweden (0.32%)
AAK AB	17,147	345,112
Boliden AB	18,993	678,226
Epiroc AB, Class A	10,181	203,520
Holmen AB, B Shares	32,420	1,224,398
Orron Energy ab(b)	779,722	907,834
OX2 AB(b)	28,026	216,445
SSAB AB, A Shares	190,388	1,348,954
Svenska Cellulosa AB SCA, Class B	112,748	1,544,162
		6,468,651

Switzerland (0.08%)
Bucher Industries AG	799	358,270
Glencore PLC	142,851	841,990
Meyer Burger Technology AG(b)	487,627	314,501
		1,514,761

United States (7.91%)
AGCO Corp.	30,591	3,791,449
Alcoa Corp.	45,608	1,693,881
	Shares	Value (Note 2)
United States (continued)
Ameresco, Inc., Class A(b)	14,363	$597,501
American States Water Co.	2,437	216,283
American Vanguard Corp.	15,898	306,037
American Water Works Co., Inc.	3,196	473,807
Andersons, Inc.	32,728	1,462,942
Antero Resources Corp.(b)	3,650	83,914
Archer-Daniels-Midland Co.	51,904	4,052,663
Archrock, Inc.	110,524	1,137,292
Array Technologies, Inc.(b)	22,032	450,554
ATI, Inc.(b)	5,191	200,476
Baker Hughes Co.	16,972	496,261
Beyond Meat, Inc.(b)	242,364	3,281,609
Bloom Energy Corp., Class A(b)	8,876	147,785
Brookfield Renewable Corp.	5,902	197,186
Bunge, Ltd.	40,578	3,798,101
California Water Service Group	26,453	1,483,484
Callon Petroleum Co.(b)	55,348	1,834,233
Cal-Maine Foods, Inc.	32,921	1,563,748
CF Industries Holdings, Inc.	30,244	2,164,866
ChampionX Corp.	39,078	1,058,232
Chemours Co.	86,406	2,511,822
Chevron Corp.	7,288	1,228,611
Chord Energy Corp.	11,485	1,634,660
Civitas Resources, Inc.	24,990	1,725,560
Cleveland-Cliffs, Inc.(b)	21,936	337,376
CNX Resources Corp.(b)	16,086	249,816
Commercial Metals Co.	24,338	1,136,341
Compass Minerals International, Inc.	42,010	1,374,987
Comstock Resources, Inc.	72,767	836,821
ConocoPhillips	20,085	2,066,546
Corteva, Inc.	74,296	4,540,971
Coterra Energy, Inc.	49,341	1,263,130
Crescent Energy Co.	64,572	750,327
Darling Ingredients, Inc.(b)	30,413	1,811,702
Deere & Co.	9,152	3,459,639
Devon Energy Corp.	58,773	3,140,241
Earthstone Energy, Inc., Class A(b)	78,931	1,070,304
Energy Recovery, Inc.(b)	13,920	313,618
Enphase Energy, Inc.(b)	6,010	986,842
EOG Resources, Inc.	15,946	1,905,069
EQT Corp.	25,149	876,191
Essential Utilities, Inc.	36,580	1,561,967
Expro Group Holdings NV(b)	37,837	752,578
Exxon Mobil Corp.	13,475	1,594,632
First Solar, Inc.(b)	9,470	1,729,033
FMC Corp.	38,425	4,748,561
Freeport-McMoRan, Inc.	46,850	1,776,084
Fresh Del Monte Produce, Inc.	11,731	336,797
Green Plains, Inc.(b)	33,207	1,134,683
Halliburton Co.	39,451	1,292,020
Hecla Mining Co.	77,169	466,872
Helmerich & Payne, Inc.	26,011	862,525
Hess Corp.	4,107	595,761
HF Sinclair Corp.	22,080	973,949
Hormel Foods Corp.	57,669	2,332,134
Ingredion, Inc.	38,985	4,139,037

See Notes to Financial Statements.

10 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Kinder Morgan, Inc.	5,763	$98,835
Kosmos Energy, Ltd.(b)	13,654	87,386
Liberty Energy, Inc., Class A	129,702	1,661,484
Livent Corp.(b)	15,262	333,475
Magnolia Oil & Gas Corp., Class A	61,236	1,293,304
Marathon Petroleum Corp.	24,420	2,979,240
Matador Resources Co.	52,257	2,562,160
Mosaic Co.	8,373	358,783
MP Materials Corp.(b)	15,486	335,582
MRC Global, Inc.(b)	76,499	745,100
Murphy Oil Corp.	45,125	1,656,539
Nabors Industries, Ltd.(b)	1,781	177,637
National Fuel Gas Co.	3,154	176,309
National Oilwell Varco, Inc.	18,715	313,476
New WEI, Inc.(b)(d)(e)	68,768	103
Newmont Corp.	106,881	5,066,159
Northern Oil and Gas, Inc.	6,053	200,778
NOW, Inc.(b)	63,127	673,565
Nucor Corp	9,995	1,481,059
Oceaneering International, Inc.(b)	82,594	1,464,392
Patterson-UTI Energy, Inc.	134,668	1,506,936
PDC Energy, Inc.	19,574	1,273,289
Permian Resources Corp.	55,131	576,119
Phillips 66	8,398	831,402
Pilgrim's Pride Corp.(b)	196,007	4,470,921
Pioneer Natural Resources Co.	10,925	2,376,734
Plug Power, Inc.(b)	4,791	43,263
PotlatchDeltic Corp., REIT	17,351	802,137
ProPetro Holding Corp.(b)	34,510	239,499
Range Resources Corp.	22,102	584,598
Rayonier, Inc., REIT	58,793	1,843,748
REC Silicon ASA(b)	596,207	894,558
Reliance Steel & Aluminum Co.	5,974	1,480,357
Royal Gold, Inc.	4,437	587,636
RPC, Inc.	103,331	763,616
SandRidge Energy, Inc.(b)	15,732	222,922
Schlumberger NV	25,372	1,252,108
Select Energy Services, Inc., Class A	34,668	257,583
SJW Group	7,940	602,805
SM Energy Co.	120,842	3,393,242
Southern Copper Corp.	13,643	1,048,192
Southwestern Energy Co.(b)	392,934	2,039,327
SSR Mining, Inc.	171,453	2,455,205
Steel Dynamics, Inc.	10,989	1,142,307
SunCoke Energy, Inc.	35,317	274,766
Sunnova Energy International, Inc.(b)	18,148	325,938
SunPower Corp.(b)	15,675	207,224
Talos Energy, Inc.(b)	161,160	2,196,611
Tidewater, Inc.(b)	26,483	1,192,529
TimkenSteel Corp.(b)	53,046	887,990
Titan International, Inc.(b)	30,454	297,231
TPI Composites, Inc.(b)	61,820	764,095
Tronox Holdings PLC, Class A	29,466	403,390
Tyson Foods, Inc., Class A	60,219	3,763,085
United States Steel Corp.	108,613	2,485,064
US Silica Holdings, Inc.(b)	105,682	1,379,150
	Shares	Value (Note 2)
United States (continued)
Valero Energy Corp.	15,840	$1,816,373
Vital Energy, Inc.(b)	29,415	1,368,680
W&T Offshore, Inc.(b)	331,440	1,448,393
Warrior Met Coal, Inc.	57,204	1,977,542
Weyerhaeuser Co., REIT	29,479	881,717
Williams Cos., Inc.	1,855	56,132
Worthington Industries, Inc.	7,297	433,369
		162,522,660

TOTAL COMMON STOCKS
(Cost $388,486,670)		434,153,645

MASTER LIMITED PARTNERSHIPS (0.06%)
United States (0.06%)
Energy Transfer LP	4,974	64,065
Enterprise Products Partners LP	10,676	280,886
Magellan Midstream Partners LP	2,054	114,613
MPLX LP	1,555	54,409
Plains All American Pipeline LP	3,090	39,861
Viper Energy Partners LP	23,786	700,260
		1,254,094

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,536,709)		1,254,094

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (69.17%)
U.S. Treasury Bonds (69.17%)
United States Treasury Bill
0.317%, 5/9/23(f)	$88,100,000	$88,019,438
1.123%, 5/30/23(f)	65,000,000	64,784,927
1.706%, 6/13/23(f)	136,000,000	135,208,083
3.375%, 7/25/23(f)	105,000,000	103,788,514
3.691%, 8/1/23	190,100,000	187,696,450
4.052%, 8/8/23	27,500,000	27,123,293
4.522%, 8/15/23	85,500,000	84,252,579
4.766%, 8/22/23(f)	210,800,000	207,510,634
3.536%, 8/24/23(f)	27,500,000	27,063,509
3.660%, 9/7/23(f)	105,000,000	103,182,963
3.513%, 9/14/23(f)	105,800,000	103,879,895
4.283%, 10/12/23(f)	60,000,000	58,678,775
United States Treasury Inflation Indexed Bonds
0.500%, 4/15/24(f)	225,997,700	221,216,093
		1,412,405,153
TOTAL GOVERNMENT BONDS
(Cost $1,413,323,185)		1,412,405,153

See Notes to Financial Statements.

11 | April 30, 2023

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS (90.49%)
(Cost $1,803,346,564)	$1,847,812,892

Other Assets In Excess Of Liabilities (9.51%)	194,234,146
NET ASSETS - 100.00%	$2,042,047,038

(a)	Security exempt from registration under rule 144A of the securities act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the market value of those securities was $4,726,701 representing 0.23% of the Fund's net assets.

(b)	Non-Income Producing Security.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2023 the aggregate market value of those securities was $3,751,741 representing 0.18% of net assets.

(d)	Fair valued security; valued by the valuation designee in accordance with the procedures approved by the Fund’s Board of Trustees. As of April 30, 2023, these securities had a total value of $1,259 or less than 0.005% of total net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(f)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $244,906,422.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

12 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Fair Value/Unrealized Appreciation
Corn Future	Morgan Stanley	Short	(521)	07/14/23	$(15,239,250)	$426,707
Cotton No.2 Future	Morgan Stanley	Short	(394)	07/07/23	(15,917,600)	302,248
Cotton No.2 Future	Morgan Stanley	Short	(523)	12/06/23	(21,207,650)	619,744
Gasoline RBOB Future	Morgan Stanley	Short	(156)	08/31/23	(15,713,006)	1,200,239
Gold 100 Oz Future	Morgan Stanley	Long	450	06/28/23	89,959,500	843,328
Lean Hogs Future	Morgan Stanley	Long	329	06/14/23	12,067,720	317,806
LME Aluminum Future	Morgan Stanley	Long	141	05/15/23	8,361,300	345,065
LME Aluminum Future	Morgan Stanley	Short	(1,229)	06/19/23	(72,019,400)	1,648,114
LME Lead Future	Morgan Stanley	Long	253	05/15/23	13,630,375	445,435
LME Nickel Future	Morgan Stanley	Long	183	05/15/23	26,611,677	976,748
Low Su Gasoil G Future	Morgan Stanley	Long	317	06/13/23	22,015,650	191,273
Natural Gas Future	Morgan Stanley	Long	2,647	05/26/23	63,792,700	1,724,612
Natural Gas Future	Morgan Stanley	Short	(311)	07/27/23	(8,225,950)	1,672,905
Natural Gas Future	Morgan Stanley	Short	(620)	08/29/23	(16,281,200)	104,693
NY Harb ULSD	Morgan Stanley	Short	(241)	08/31/23	(24,314,056)	2,077,531
Platinum Future	Morgan Stanley	Long	306	07/27/23	16,678,530	1,508,850
Soybean Future	Morgan Stanley	Short	(218)	07/14/23	(15,469,825)	528,566
WTI Crude Future	Morgan Stanley	Short	(1,941)	08/22/23	(146,972,520)	6,162,385
					$(98,243,005)	$21,096,249

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Fair Value/Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	1,514	05/31/23	$121,619,620	$(4,937,630)
Cocoa Future	Morgan Stanley	Short	(1,172)	07/14/23	(34,421,640)	(2,576,081)
Cocoa Future	Morgan Stanley	Short	(1,151)	09/14/23	(33,827,890)	(865,113)
Coffee 'C' Future	Morgan Stanley	Short	(51)	07/19/23	(3,556,294)	(20,613)
Coffee 'C' Future	Morgan Stanley	Short	(182)	09/19/23	(12,503,400)	(452,858)
Copper Future	Morgan Stanley	Long	147	07/27/23	14,297,588	(738,771)
Frzn Concentrated OJ	Morgan Stanley	Short	(178)	07/11/23	(7,170,285)	(74,906)
Gasoline RBOB Future	Morgan Stanley	Short	(91)	11/30/23	(8,219,593)	(52,169)
Hard Red Winter Wheat Future	Morgan Stanley	Long	178	07/14/23	6,908,625	(834,172)
Live Cattle Future	Morgan Stanley	Short	(528)	06/30/23	(34,948,320)	(1,193,093)
Live Cattle Future	Morgan Stanley	Short	(155)	10/31/23	(10,392,750)	(184,216)
LME Aluminum Future	Morgan Stanley	Short	(4)	05/15/23	(237,200)	(3,661)
LME Aluminum Future	Morgan Stanley	Long	1,029	06/19/23	60,299,400	(2,379,159)
LME Zinc Future	Morgan Stanley	Long	786	05/15/23	51,988,988	(2,129,158)
Low Su Gasoil G Future	Morgan Stanley	Long	256	05/11/23	17,792,000	(1,906,530)
Silver Future	Morgan Stanley	Long	616	07/27/23	77,696,080	(569,557)
Soybean Future	Morgan Stanley	Long	1,536	07/14/23	47,619,072	(2,305,283)
Soybean Meal Future	Morgan Stanley	Long	1,172	07/14/23	50,677,280	(2,987,040)
Sugar #11 (World)	Morgan Stanley	Short	(1,513)	06/30/23	(44,651,656)	(4,532,572)
Wheat (CBT)	Morgan Stanley	Long	1,433	07/14/23	45,408,188	(4,188,211)
WTI Crude Future	Morgan Stanley	Long	73	05/22/23	5,604,940	(47,035)
WTI Crude Future	Morgan Stanley	Short	(474)	07/20/23	(36,137,760)	(293,090)
					$273,844,993	$(33,270,918)

See Notes to Financial Statements.

13 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2023 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index**	$240,080,720	USB3MTA + 25 bps	6/30/2023	$240,081,001	$281
Citigroup	CRB 3m Fwd TR Index**	132,121,257	USB3MTA + 24 bps	9/29/2023	132,121,265	8
UBS Group AG	CRB 3m Fwd TR Index**	266,462,218	USB3MTA + 25 bps	11/30/2023	266,462,226	8
Societe Generale	CRB 3m Fwd TR Index**	149,463,176	USB3MTA + 24 bps	11/30/2023	149,463,179	3
Citibank	CRB 3m Fwd TR Index**	248,601,785	USB3MTA + 21 bps	10/2/2023	248,601,787	2
Goldman Sachs	CRB 3m Fwd TR Index**	218,772,873	USB3MTA + 25 bps	9/29/2023	218,772,875	2
Bank Of America - Merrill Lynch	CRB 3m Fwd TR Index**	167,532,520	USB3MTA + 21 bps	6/30/2023	167,532,521	1
		$1,423,034,549			$1,423,034,854	$305

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

14 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	April 30, 2023 (Unaudited)

ASSETS
Investments, at value	$1,847,812,892
Cash	192,375,286
Foreign currency, at value (Cost $1,611,728)	1,609,768
Unrealized appreciation on total return swap contracts	305
Receivable for investments sold	108,993
Receivable for shares sold	4,456,192
Receivable due from broker for total return swap contracts	58,332
Deposit with broker for futures contracts (Note 3)	573,643
Dividends and interest receivable	667,380
Prepaid expenses and other assets	70,333
Total Assets	2,047,733,124
LIABILITIES
Payable for investments purchased	218,195
Payable for variation margin on futures contracts	1,670,116
Payable for shares redeemed	1,554,885
Investment advisory fees payable	1,378,334
Administration and transfer agency fees payable	648,610
Distribution and services fees payable	91,701
Trustees' fees and expenses payable	58,532
Professional fees payable	24,144
Accrued expenses and other liabilities	41,569
Total Liabilities	5,686,086
NET ASSETS	$2,042,047,038
NET ASSETS CONSIST OF
Paid-in capital	$2,107,915,471
Total distributable earnings/(accumulated losses)	(65,868,433)
NET ASSETS	$2,042,047,038
INVESTMENTS, AT COST	$1,803,346,564

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.49
Net Assets	$78,964,660
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,538,863
Class A:
Net Asset Value, offering and redemption price per share	$7.51
Net Assets	$14,522,808
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,934,000
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.95
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.85
Net Assets	$21,926,217
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,201,285
Class I:
Net Asset Value, offering and redemption price per share	$7.63
Net Assets	$1,926,633,353
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	252,380,242

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

15 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Dividends	$7,379,607
Foreign taxes withheld on dividends	(538,514)
Interest and other income, net of premium amortization and accretion of discount	23,213,593
Total Investment Income	30,054,686

EXPENSES
Investment advisory fees	7,330,102
Investment advisory fees - subsidiary (Note 8)	1,523,155
Administrative fees	904,544
Transfer agency fees	753,595
Distribution and service fees
Investor Class	159,513
Class A	24,586
Class C	124,688
Professional fees	19,715
Reports to shareholders and printing fees	26,034
State registration fees	158,330
Insurance fees	9,402
Custody fees	54,603
Trustees' fees and expenses	63,355
Miscellaneous expenses	15,553
Total Expenses	11,167,175
Less fees waived/reimbursed by investment advisor (Note 8) Waiver of investment advisory fees - subsidiary	(1,523,155)
Net Expenses	9,644,020
Net Investment Income	20,410,666
Net realized gain on investments	51,691,438
Net realized loss on futures contracts	(103,239,322)
Net realized loss on total return swap contracts	(27,829,788)
Net realized loss on foreign currency transactions	(122,620)
Net Realized Loss	(79,500,292)
Net change in unrealized appreciation on investments	17,018,769
Net change in unrealized depreciation on futures contracts	(36,769,752)
Net change in unrealized depreciation on total return swap contracts	(98)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2,276)
Net Change in Unrealized Depreciation	(19,753,357)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(99,253,650)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,842,983)

See Notes to Financial Statements.

16 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$20,410,666	$13,381,579
Net realized gain/(loss)	(79,500,292)	96,030,396
Net change in unrealized depreciation	(19,753,357)	(7,081,327)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(78,842,983)	102,330,648

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(5,853,087)	(15,456,243)
Class A	(1,025,116)	(1,363,415)
Class C	(1,863,383)	(2,848,568)
Class I	(104,122,025)	(201,615,631)
Net Decrease in Net Assets from Distributions	(112,863,611)	(221,283,857)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	17,230,399	41,853,019
Class A	1,959,215	11,230,606
Class C	3,222,333	18,872,221
Class I	802,126,220	1,128,168,065
Dividends reinvested
Investor Class	4,625,429	14,698,816
Class A	732,350	871,533
Class C	984,573	1,419,872
Class I	72,055,995	141,806,630
Shares redeemed, net of redemption fees
Investor Class	(22,017,025)	(50,064,058)
Class A	(2,606,908)	(1,848,093)
Class C	(6,959,221)	(4,302,809)
Class I	(384,640,632)	(701,272,116)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	486,712,728	601,433,686

Net increase in net assets	295,006,134	482,480,477

NET ASSETS
Beginning of period	1,747,040,904	1,264,560,427
End of period	$2,042,047,038	$1,747,040,904

See Notes to Financial Statements.

17 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)
Net asset value, beginning of period(b)	$8.47		$9.50		$6.06		$6.68		$7.54		$7.64
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.08		0.05		0.11		0.02		0.06		0.05
Net realized and unrealized gain/(loss)	(0.50)		0.62		3.35		(0.58)		(0.71)		0.04
Total from investment operations	(0.42)		0.67		3.46		(0.56)		(0.65)		0.09
DISTRIBUTIONS:
From net investment income	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)		(0.19)
Total distributions	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)		(0.19)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)
Net increase/(decrease) in net asset value	(0.98)		(1.03)		3.44		(0.62)		(0.86)		(0.10)
Net asset value, end of period	$7.49		$8.47		$9.50		$6.06		$6.68		$7.54
TOTAL RETURN(e)	(5.26)%		9.65%		57.25%		(8.44)%		(8.71)%		1.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$78,965		$89,645		$89,300		$49,060		$39,226		$48,728
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38	%(f)(g)	1.36	%(g)	1.37	%(g)	1.40	%(g)	1.39	%(g)	1.40	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.38	%(f)	1.36%		1.37%		1.40%		1.39%		1.40%
Ratio of net investment income to average net assets	2.05	%(f)	0.55%		1.36%		0.40%		0.82%		0.66%
Portfolio turnover rate(h)	97%		54%		54%		98%		81%		42%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2023, October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.55%, 1.53%, 1.55%, 1.58%, 1.54% and 1.56%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$8.48		$9.52		$6.07		$6.68		$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08		0.06		0.13		0.04		0.07		(0.00	)(c)
Net realized and unrealized gain/(loss)	(0.49)		0.60		3.34		(0.59)		(0.72)		(0.62)
Total from investment operations	(0.41)		0.66		3.47		(0.55)		(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)		–
Total distributions	(0.56)		(1.70)		(0.02)		(0.06)		(0.21)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–		0.00	(c)	–		–
Net increase/(decrease) in net asset value	(0.97)		(1.04)		3.45		(0.61)		(0.86)		(0.62)
Net asset value, end of period	$7.51		$8.48		$9.52		$6.07		$6.68		$7.54
TOTAL RETURN(d)	(5.13)%		9.52%		57.33%		(8.29)%		(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,523		$16,246		$7,349		$1,254		$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33	%(e)(f)	1.30	%(f)	1.32	%(f)	1.34	%(f)	1.40	%(f)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.33	%(e)	1.30%		1.32%		1.34%		1.40%		1.45	%(e)
Ratio of net investment income/(loss) to average net assets	2.12	%(e)	0.64%		1.56%		0.62%		0.99%		(0.10	)%(e)
Portfolio turnover rate(g)	97%		54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2023, October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.50%,, 1.47%, 1.50%, 1.52%, 1.55% and 1.64%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

19 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Net asset value, beginning of period(a)	$7.80		$8.94		$5.73		$6.35		$7.22		$7.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.05		(0.01)		0.07		(0.02)		0.01		(0.00	)(c)
Net realized and unrealized gain/(loss)	(0.44)		0.56		3.14		(0.54)		(0.68)		0.04
Total from investment operations	(0.39)		0.55		3.21		(0.56)		(0.67)		0.04
DISTRIBUTIONS:
From net investment income	(0.56)		(1.69)		(0.01)		(0.06)		(0.20)		(0.18)
Total distributions	(0.56)		(1.69)		(0.01)		(0.06)		(0.20)		(0.18)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.01		–		0.00	(c)	–
Net increase/(decrease) in net asset value	(0.95)		(1.14)		3.21		(0.62)		(0.87)		(0.14)
Net asset value, end of period	$6.85		$7.80		$8.94		$5.73		$6.35		$7.22
TOTAL RETURN(d)	(5.44)%		8.78%		56.37%		(8.97)%		(9.35)%		0.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,926		$27,856		$13,789		$2,354		$6,702		$9,510
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.01	%(e)(f)	2.00	%(f)	2.00	%(f)	2.05	%(f)	2.05	%(f)	2.05	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.01	%(e)	2.00%		2.00%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	1.41	%(e)	(0.08)%		0.84%		(0.28)%		0.17%		(0.04)%
Portfolio turnover rate(g)	97%		54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2023, October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 2.18%, 2.18%, 2.18%, 2.23%, 2.20% and 2.21%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | April 30, 2023

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Net asset value, beginning of period(a)	$8.61		$9.62		$6.12		$6.73		$7.58		$7.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10		0.08		0.14		0.04		0.08		0.07
Net realized and unrealized gain/(loss)	(0.51)		0.61		3.38		(0.58)		(0.72)		0.03
Total from investment operations	(0.41)		0.69		3.52		(0.54)		(0.64)		0.10
DISTRIBUTIONS:
From net investment income	(0.57)		(1.70)		(0.02)		(0.07)		(0.21)		(0.19)
Total distributions	(0.57)		(1.70)		(0.02)		(0.07)		(0.21)		(0.19)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		(0.00	)(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.98)		(1.01)		3.50		(0.61)		(0.85)		(0.09)
Net asset value, end of period	$7.63		$8.61		$9.62		$6.12		$6.73		$7.58
TOTAL RETURN(d)	(5.12)%		9.85%		57.74%		(8.18)%		(8.48)%		1.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,926,633		$1,613,293		$1,154,123		$439,254		$500,305		$647,195
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09	%(e)(f)	1.08	%(f)	1.09	%(f)	1.15	%(f)	1.14	%(f)	1.13	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.09	%(e)	1.08%		1.09%		1.15%		1.14%		1.13%
Ratio of net investment income to average net assets	2.40	%(e)	0.84%		1.68%		0.64%		1.09%		0.90%
Portfolio turnover rate(g)	97%		54%		54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2023, October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.26%, 1.26%, 1.27%, 1.33%, 1.29% and 1.29%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | April 30, 2023

ALPS | Kotak India ESG Fund

Management Commentary	April 30, 2023 (Unaudited)

Performance

ALPS I Kotak India ESG Fund (the “Fund") was launched on February 14, 2011. During the 6-month period ended 30th April 2023 (hereinafter also referred to as the “period”), the Fund's Class A Shares, INDAX, delivered a total return of -1.25% at Net Asset Value, Class C, INFCX, delivered -1.65% with CDSC, Class I, INDIX, delivered -1.14% and Class II, INDSX, delivered -1.00% (net of fees). The Fund underperformed its benchmark (without taking into account sales charges for Class A and C Shares), the Nifty 500 Index ("NSE500"), which returned 0.49% during the period.

While the world is still in the recovery phase since FY2022 from Covid-19, global economy activity experienced a broad-based and sharper-than-expected slowdown in FY2023. Though China’s reopening of the borders after three years was a positive for the markets, uncertainties fueled by the turmoil in European and US banks, persisting inflation and continuing geopolitical tensions kept the stock markets on the edge. Volatility in Indian equity markets continued on the back of global financial market instability with the failure of a few regional US banks and Credit Suisse’s merger with UBS.

Looking at a couple of key central bank decisions: (1) The US Fed hiked the policy rate by a total of 175bps during the period (75bps in Nov’22, 50bps in Dec’22, 25bps in Feb’23, 25bps in Mar’23) to 4.75-5%. The Federal Open Market Committee (FOMC) noted resilience in the banking sector. Further, the committee “anticipates that some additional policy firming may be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2% over time” (Source: Federal Reserve Press Release, 22nd March 2023). FOMC members now expect CY2023 growth at 0.4% (0.5% earlier) and CY2024 growth at 1.2% (1.6% earlier). (2) The Bank of England (BOE) hiked its policy rate by a total of 200 bps (75bps in Nov’22, 50bps in Dec’22, 50bps in Feb’23, 25bps in Mar’23) to 4.25%. The BOE noted that though Consumer Price Index (CPI) inflation exhibited a surprise increase in the latest print, headline inflation is likely to fall sharply over the year. (3) The Bank of Japan (BOJ), in line with expectations, maintained status quo on its policy rate at -0.1%. The Bank also retained the range for the 10-year Japanese Government Bond at ±0.5%. Importantly, the BOJ stated that in light of the various pandemic-era monetary easing measures that have interacted with and influenced Japan’s economic activity, prices, and financial sector, the Bank has decided to conduct a broad-perspective review of monetary policy, with a planned time frame of around 1-1.5 years.

Looking back at India, frontline Nifty Index gained 2.09%, the midcap segment saw a return of 3.09% and the broad-based NSE500 Index gained 0.49% during the period (all in USD terms; total return).

In our opinion, the FY2024 Union Budget has done a fine balancing act between (1) fiscal consolidation, (2) increasing attractiveness of the new personal income tax regime and (3) continued higher capital expenditure. The government has rationalized the high subsidies on food and fertilizer and the elevated rural spending seen during the pandemic. We believe gross borrowing has been maintained at a comfortable level, which should keep interest rates in check.

Business momentum in India’s manufacturing capacities accelerated further to a four-month high in April, boosted by robust new business growth, improving supply-chain conditions, mild price pressures and better international sales - Manufacturing PMI at 57.2 vs 56.4 in March.

On the macro front, real GDP growth in 4QFY23 (Jan 2023 – Mar 2023 quarter) surprised on the upside at 6.1% (3QFY23: 4.5%) led by gross fixed capital formation (GFCF) growth of 8.9% (3QFY23: 8%). Real Gross Value Added (GVA) grew by 6.5% (3QFY23: 4.7%) led by services growth at 6.9% (6.1%) and industrial activity at 6.3% (2.3%).

GST collections for April stood at INR1,870bn (~US$22.9bn), which is the highest collection since the rollout of the indirect tax regime.

Current account balance in 3QFY23 (Note: October to December 2022 quarter) moderated to 2.2% of GDP, led by improvement in goods trade deficit and services trade surplus. Capital account surplus improved, aided by higher banking capital inflows. Goods trade deficit narrowed to US$72.7bn (2QFY23: US$78.3bn), amid a sharper fall in imports compared to exports due to fading of pent-up demand and lower crude oil prices.

On the economy front, April CPI inflation moderated to 4.7% from 5.66% in March. Wholesale price Index (WPI) inflation in April stood at -0.92% (March: +1.34%), primarily due to favorable base effects and continued softening in commodity prices.

Looking ahead, we believe the financial sector turmoil underway in the US and Europe is unlikely to have a bearing on Indian banks. Indian banks have negligible exposure to the global banking system. Additionally, we believe the banks are well-capitalized, have healthy balance sheets, and minimal risks from the domestic macro setup. At a macro level, the greater risks for India will be from growth impact due to the global demand slowdown on the back of the global financial sector tightening. However, in our view, India’s fundamentals on the back of (1) softening inflation, (2) relatively stable growth, (3) comfortable external sector balance, and (4) healthy financial sector position provide much cushion against a global risk-off period.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

22 | April 30, 2023

ALPS | Kotak India ESG Fund

Management Commentary	April 30, 2023 (Unaudited)

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group. The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

23 | April 30, 2023

ALPS | Kotak India ESG Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $10, 000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	-1.31%	-4.81%	17.48%	4.69%	8.98%	6.83%	1.40%	1.40%
Class A (NAV)	-1.25%	-4.52%	17.51%	4.67%	8.96%	6.82%	1.28%	1.28%
Class A (LOAD)	-6.70%	-9.79%	15.31%	3.49%	8.35%	6.32%
Class C (NAV)	-1.65%	-5.48%	16.56%	3.88%	8.17%	6.06%	2.00%	2.00%
Class C (LOAD)	-2.62%	-6.41%	16.56%	3.88%	8.17%	6.06%
Class I	-1.14%	-4.46%	17.72%	4.93%	9.27%	7.13%	1.00%	1.00%
Class II	-1.00%	-4.25%	18.03%	5.11%	9.36%	7.21%	0.88%	0.75%
Nifty 500 Index[1]	0.49%	-2.17%	22.03%	6.63%	8.92%	6.63%
Morningstar India Index[2]	-1.47%	-5.59%	20.51%	6.60%	8.86%	6.47%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

24 | April 30, 2023

ALPS | Kotak India ESG Fund

Performance Update	April 30, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India’s first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Morningstar India NR Index: measures the performance of India’s equity markets targeting the top 97% of stocks by market capitalization.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

ICICI Bank, Ltd.	7.89%
Infosys, Ltd.	6.61%
Reliance Industries, Ltd.	6.51%
HDFC Bank, Ltd.	4.79%
Axis Bank, Ltd.	4.63%
Larsen & Toubro, Ltd.	3.22%
Bharti Airtel, Ltd.	3.16%
Bajaj Finance, Ltd.	2.97%
Housing Development Finance Corp., Ltd.	2.70%
Hindustan Unilever, Ltd.	2.63%
Top Ten Holdings	45.11%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

25 | April 30, 2023

ALPS | Kotak India ESG Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.78%)
Communication Services (3.99%)
Entertainment (0.83%)
Nazara Technologies, Ltd.(a)	176,760	$1,197,020
PVR, Ltd.(a)	98,675	1,770,497
		2,967,517

Wireless Telecommunication Services (3.16%)
Bharti Airtel, Ltd.	1,117,541	10,939,997
Bharti Airtel, Ltd. partly paid	78,914	396,967
		11,336,964

TOTAL COMMUNICATION SERVICES		14,304,481

Consumer Discretionary (8.60%)
Automobile Components (1.55%)
MRF, Ltd.	3,487	3,801,724
Sansera Engineering, Ltd.(b)	195,113	1,769,323
		5,571,047

Automobiles (2.83%)
Mahindra & Mahindra, Ltd.	277,646	4,177,366
Maruti Suzuki India, Ltd.	56,917	5,994,560
		10,171,926

Hotels, Restaurants & Leisure (1.60%)
Jubilant Foodworks, Ltd.	387,118	2,123,074
Zomato, Ltd.(a)	4,500,049	3,598,475
		5,721,549
Household Durables (1.21%)
Crompton Greaves Consumer Electricals, Ltd.	1,388,894	4,337,357

Specialty Retail (0.20%)
Cartrade Tech, Ltd.(a)	136,844	710,499

Textiles, Apparel & Luxury Goods (1.21%)
Titan Co., Ltd.	134,337	4,352,424

TOTAL CONSUMER DISCRETIONARY		30,864,802

Consumer Staples (5.26%)
Food Products (0.34%)
Bikaji Foods International, Ltd.(a)	269,698	1,236,502

Personal Care Products (4.92%)
Dabur India, Ltd.	679,907	4,437,667
Emami, Ltd.	823,442	3,780,590
Hindustan Unilever, Ltd.	313,682	9,441,732
		17,659,989
TOTAL CONSUMER STAPLES		18,896,491
	Shares	Value (Note 2)
Energy (7.55%)
Oil, Gas & Consumable Fuels (7.55%)
Aegis Logistics, Ltd.	778,079	$3,735,962
Reliance Industries, Ltd.	787,168	23,376,654
		27,112,616
TOTAL ENERGY		27,112,616

Financials (33.91%)
Banks (21.26%)
AU Small Finance Bank, Ltd.(b)(c)	648,604	5,286,918
Axis Bank, Ltd.	1,575,833	16,634,353
HDFC Bank, Ltd., ADR	62,825	4,385,185
HDFC Bank, Ltd.	619,523	12,808,770
ICICI Bank, Ltd., Sponsored ADR	591,286	13,451,756
ICICI Bank, Ltd.	1,317,945	14,867,852
State Bank of India	1,250,352	8,879,298
		76,314,132

Consumer Finance (5.83%)
Bajaj Finance, Ltd.	138,325	10,669,451
Mahindra & Mahindra Financial Services, Ltd.	1,266,352	4,027,621
Muthoot Finance, Ltd.	122,426	1,530,998
SBI Cards & Payment Services, Ltd.	498,115	4,714,236
		20,942,306

Financial Services (3.85%)
Aavas Financiers, Ltd.(a)	242,643	4,124,394
Housing Development Finance Corp., Ltd.	284,397	9,689,934
		13,814,328

Insurance (2.97%)
HDFC Life Insurance Co., Ltd.(b)(c)	914,746	5,938,548
PB Fintech, Ltd.(a)	638,587	4,704,180
		10,642,728
TOTAL FINANCIALS		121,713,494

Health Care (7.75%)
Health Care Providers & Services (4.49%)
Dr Lal PathLabs, Ltd.(b)(c)	59,599	1,427,875
Fortis Healthcare, Ltd.(a)	1,252,659	4,000,867
Max Healthcare Institute, Ltd.(a)	1,551,191	8,740,324
Vijaya Diagnostic Centre Pvt, Ltd.	420,106	1,942,222
		16,111,288
Life Sciences Tools & Services (0.34%)
Tarsons Products, Ltd.(a)	175,456	1,217,153

Pharmaceuticals (2.92%)
Alkem Laboratories, Ltd.	109,273	4,696,404

See Notes to Financial Statements.

26 | April 30, 2023

ALPS | Kotak India ESG Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
Pharmaceuticals (continued)
Cipla, Ltd.	296,841	$3,302,511
Dr. Reddy’s Laboratories, Ltd.	40,985	2,471,496
		10,470,411
TOTAL HEALTH CARE		27,798,852

Industrials (7.57%)
Air Freight & Logistics (0.46%)
Mahindra Logistics, Ltd.(b)(c)	369,780	1,674,276

Building Products (1.88%)
Apollo Pipes, Ltd.(a)	378,861	2,746,588
Kajaria Ceramics, Ltd.	298,611	4,004,223
		6,750,811

Construction & Engineering (4.31%)
Kalpataru Power Transmission, Ltd.	589,897	3,903,595
Larsen & Toubro, Ltd.	398,609	11,556,666
		15,460,261

Passenger Airlines (0.92%)
InterGlobe Aviation, Ltd.(a)(b)(c)	132,898	3,292,909

TOTAL INDUSTRIALS		27,178,257

Information Technology (12.84%)
IT Services (12.84%)
Infosys, Ltd., Sponsored ADR	590,839	9,181,638
Infosys, Ltd.	943,309	14,554,475
Persistent Systems, Ltd.	127,598	7,433,541
Tata Consultancy Services, Ltd.	224,984	8,895,121
Tech Mahindra, Ltd.	478,422	6,020,074
		46,084,849

TOTAL INFORMATION TECHNOLOGY		46,084,849

Materials (8.04%)
Chemicals (2.95%)
Kansai Nerolac Paints, Ltd.	535,082	2,490,172
SRF, Ltd.	259,402	8,083,579
		10,573,751

Construction Materials (4.25%)
JK Cement, Ltd.	110,636	4,061,579
Ramco Cements, Ltd.	536,657	4,842,806
Shree Cement, Ltd.	21,342	6,363,407
		15,267,792

Containers & Packaging (0.84%)
Mold-Tek Packaging, Ltd.	255,755	3,007,709

TOTAL MATERIALS		28,849,252
	Shares	Value (Note 2)
Real Estate (2.27%)
Real Estate Management & Development (2.27%)
Brigade Enterprises, Ltd.	722,094	$4,441,004
Oberoi Realty, Ltd.	330,190	3,706,087
		8,147,091

TOTAL REAL ESTATE		8,147,091

TOTAL COMMON STOCKS
(Cost $301,817,986)		350,950,185

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.39%)
Money Market Fund (1.39%)
Goldman Sachs Financial Square Government Fund - Institutional Class	4.730%	5,000,000	5,000,000

TOTAL MONEY MARKET FUND			5,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,000,000)			5,000,000

TOTAL INVESTMENTS (99.17%)
(Cost $306,817,986)			$355,950,185

Assets In Excess Of Other Liabilities (0.83%)			2,969,603

NET ASSETS (100.00%)			$358,919,788

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $19,389,849, representing 5.40% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2023 the aggregate market value of those securities was $17,620,526 representing 4.91% of net assets.

See Notes to Financial Statements.

27 | April 30, 2023

ALPS | Kotak India ESG Fund

Statement of Investments	April 30, 2023 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

28 | April 30, 2023

ALPS | Kotak India ESG Fund

Statement of Assets and Liabilities	April 30, 2023 (Unaudited)

ASSETS
Investments, at value	$355,950,185
Cash	5,029,596
Foreign currency, at value (Cost $4,625,275)	3,995,564
Receivable for shares sold	2,160,168
Dividends and interest receivable	40,915
Prepaid expenses and other assets	43,591
Total Assets	367,220,019
LIABILITIES
Payable for investments purchased	51,482
Payable for foreign capital gains tax	7,902,046
Investment advisory fees payable	164,834
Administration and transfer agency fees payable	112,461
Distribution and services fees payable	2,657
Trustees' fees and expenses payable	13,178
Professional fees payable	8,867
Accrued expenses and other liabilities	44,706
Total Liabilities	8,300,231
NET ASSETS	$358,919,788
NET ASSETS CONSIST OF
Paid-in capital	$331,916,098
Total distributable earnings/(accumulated losses)	27,003,690
NET ASSETS	$358,919,788
INVESTMENTS, AT COST	$306,817,986
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$15.33
Net Assets	$3,841,640
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	250,529
Class A:
Net Asset Value, offering and redemption price per share	$15.30
Net Assets	$1,119,551
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	73,178
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$16.19
Class C:
Net Asset Value, offering and redemption price per share(a)	$13.86
Net Assets	$1,050,031
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	75,743
Class I:
Net Asset Value, offering and redemption price per share	$15.97
Net Assets	$19,823,631
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,241,313
Class II:
Net Asset Value, offering and redemption price per share	$16.11
Net Assets	$333,084,935
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,677,386

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

29 | April 30, 2023

ALPS | Kotak India ESG Fund

Statement of Operations	For the Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Dividends	$683,611
Foreign taxes withheld on dividends	(158,693)
Interest and other income	202,894
Total Investment Income	727,812

EXPENSES
Investment advisory fees	1,138,679
Administrative fees	275,926
Transfer agency fees	1,081
Distribution and service fees
Investor Class	6,206
Class A	1,288
Class C	4,544
Professional fees	16,774
Reports to shareholders and printing fees	6,503
State registration fees	39,236
Insurance fees	2,781
Custody fees	24,988
Trustees' fees and expenses	12,111
Repayment of previously waived fees
Investor Class	2,278
Class C	527
Class I	9,707
Miscellaneous expenses	15,064
Total Expenses	1,557,693
Less fees waived/reimbursed by investment advisor (Note 8)
Class II	(206,182)
Net Expenses	1,351,511
Net Investment Loss	(623,699)
Net realized gain on investments	910,352
Net realized loss on foreign currency transactions	(73,065)
Net realized loss on foreign capital gains tax	(255,651)
Net Realized Gain	581,636
Net change in unrealized depreciation on investments	(4,448,954)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	155,629
Net change in unrealized appreciation on foreign capital gains tax	676,574
Net Change in Unrealized Depreciation	(3,616,751)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,035,115)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,658,814)

See Notes to Financial Statements.

30 | April 30, 2023

ALPS | Kotak India ESG Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment loss	$(623,699)	$(664,107)
Net realized gain	581,636	6,603,214
Net change in unrealized depreciation	(3,616,751)	(47,501,737)
Net Decrease in Net Assets Resulting from Operations	(3,658,814)	(41,562,630)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(59,404)	(203,811)
Class A	(14,493)	(41,456)
Class C	(17,218)	(88,461)
Class I	(235,995)	(829,227)
Class II	(5,145,388)	(19,311,883)
Net Decrease in Net Assets from Distributions	(5,472,498)	(20,474,838)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	823,677	1,318,289
Class A	319,598	296,777
Class C	250,096	12,000
Class I	6,345,869	4,226,736
Dividends reinvested
Investor Class	48,934	176,973
Class A	12,562	39,052
Class C	17,218	88,461
Class I	233,078	790,535
Class II	5,145,390	19,311,883
Shares redeemed, net of redemption fees
Investor Class	(640,146)	(931,483)
Class A	(39,160)	(120,501)
Class C	(245,531)	(372,795)
Class I	(2,037,366)	(2,814,302)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	10,234,219	22,021,625

Net increase/(decrease) in net assets	1,102,907	(40,015,843)

NET ASSETS
Beginning of period	357,816,881	397,832,724
End of period	$358,919,788	$357,816,881

See Notes to Financial Statements.

31 | April 30, 2023

ALPS | Kotak India ESG Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six
	Months		For the Year	For the Year	For the Year		For the Year	For the Year
	Ended April		Ended	Ended	Ended		Ended	Ended
	30, 2023		October 31,	October 31,	October 31,		October 31,	October 31,
	(Unaudited)		2022	2021	2020		2019	2018(a)
Net asset value, beginning of period	$15.78		$18.70	$12.66	$13.02	(b)	$11.73 (b)	$14.53 (b)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.07)		(0.12)	(0.12)	(0.07	)(d)	(0.10)	(0.13)
Net realized and unrealized gain/(loss)	(0.13)		(1.82)	6.16	(0.93)		2.19	(2.26)
Total from investment operations	(0.20)		(1.94)	6.04	(1.00)		2.09	(2.39)
DISTRIBUTIONS:
From net investment income	–		(0.44)	–	–		–	–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.25)		(0.98)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	–	0.00 (e)	0.81		0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	(0.45)		(2.92)	6.04	(0.36)		1.29	(2.80)
Net asset value, end of period	$15.33		$15.78	$18.70	$12.66		$13.02	$11.73
TOTAL RETURN(f)	(1.31)%		(10.90)%	47.71%	(1.48)%		18.58%	(16.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,842		$3,711	$3,814	$2,704		$4,604	$5,821
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.34	%(g)	1.33%	1.35%	1.72%		3.27%	2.80%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.34	%(g)	1.33%	1.35%	1.40	%(h)	1.91%	1.93%
Ratio of net investment loss to average net assets	(0.93	)%(g)	(0.74)%	(0.73)%	(0.64)%		(0.79)%	(0.91)%
Portfolio turnover rate(i)	7%		18%	29%	90%		56%	24%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Annualized.
(h)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | April 30, 2023

ALPS | Kotak India ESG Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six							For the Period
	Months		For the Year	For the Year	For the Year		For the Year	June 12, 2018
	Ended April		Ended	Ended	Ended		Ended	(Commencement
	30, 2023		October 31,	October 31,	October 31,		October 31,	of Operations) to
	(Unaudited)		2022	2021	2020		2019	October 31, 2018
Net asset value, beginning of period	$15.74		$18.62	$12.59	$12.99	(a)	$11.72 (a)	$13.90	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.08)	(0.11)	(0.07	)(c)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	(0.13)		(1.82)	6.14	(0.16)		2.13	(2.14)
Total from investment operations	(0.19)		(1.90)	6.03	(0.23)		2.07	(2.18)

DISTRIBUTIONS:
From net investment income	–		(0.44)	–	–		–	–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)	–
Total distributions	(0.25)		(0.98)	–	(0.17)		(0.80)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00 (d)	–		–	–
Net increase/(decrease) in net asset value	(0.44)		(2.88)	6.03	(0.40)		1.27	(2.18)
Net asset value, end of period	$15.30		$15.74	$18.62	$12.59		$12.99	$11.72
TOTAL RETURN(e)	(1.25)%		(10.70)%	47.90%	(1.80)%		18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,120		$847	$762	$89		$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15	%(f)	1.10%	1.30%	1.62%		3.24%	3.16	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(f)	1.10%	1.30%	1.31	%(g)	1.94%	2.00	%(f)
Ratio of net investment loss to average net assets	(0.75	)%(f)	(0.51)%	(0.68)%	(0.56)%		(0.52)%	(0.79	)%(f)
Portfolio turnover rate(h)	7%		18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | April 30, 2023

ALPS | Kotak India ESG Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six
	Months		For the Year	For the Year	For the Year		For the Year	For the Year
	Ended April		Ended	Ended	Ended		Ended	Ended
	30, 2023		October 31,	October 31,	October 31,		October 31,	October 31,
	(Unaudited)		2022	2021	2020		2019	2018
Net asset value, beginning of period	$14.34		$17.18	$11.70	$12.18	(a)	$11.10 (a)	$13.87 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)		(0.21)	(0.21)	(0.14	)(c)	(0.17)	(0.21)
Net realized and unrealized gain/(loss)	(0.12)		(1.67)	5.69	(0.17)		2.05	(2.15)
Total from investment operations	(0.23)		(1.88)	5.48	(0.31)		1.88	(2.36)
DISTRIBUTIONS:
From net investment income	–		(0.42)	–	–		–	–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.25)		(0.96)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–		0.00 (d)	–
Net increase/(decrease) in net asset value	(0.48)		(2.84)	5.48	(0.48)		1.08	(2.77)
Net asset value, end of period	$13.86		$14.34	$17.18	$11.70		$12.18	$11.10
TOTAL RETURN(e)	(1.65)%		(11.52)%	46.84%	(2.58)%		17.69%	(17.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,050		$1,060	$1,598	$1,868		$2,195	$2,024
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00	%(f)	2.00%	2.00%	2.37%		3.97%	3.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(f)	2.00%	2.00%	2.06	%(g)	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.57	)%(f)	(1.42)%	(1.37)%	(1.29)%		(1.47)%	(1.57)%
Portfolio turnover rate(h)	7%		18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | April 30, 2023

ALPS | Kotak India ESG Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six
	Months		For the Year	For the Year	For the Year		For the Year	For the Year
	Ended April		Ended	Ended	Ended		Ended	Ended
	30, 2023		October 31,	October 31,	October 31,		October 31,	October 31,
	(Unaudited)		2022	2021	2020		2019	2018
Net asset value, beginning of period	$16.40		$19.35	$13.05	$13.43	(a)	$12.05 (a)	$14.87 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)		(0.07)	(0.07)	(0.03	)(c)	(0.05)	(0.08)
Net realized and unrealized gain/(loss)	(0.13)		(1.89)	6.37	(0.18)		2.23	(2.33)
Total from investment operations	(0.18)		(1.96)	6.30	(0.21)		2.18	(2.41)
DISTRIBUTIONS:
From net investment income	–		(0.45)	–	–		–	–
From net realized gains	(0.25)		(0.54)	–	(0.17)		(0.80)	(0.41)
Total distributions	(0.25)		(0.99)	–	(0.17)		(0.80)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	–	0.00 (d)
Net increase/(decrease) in net asset value	(0.43)		(2.95)	6.30	(0.38)		1.38	(2.82)
Net asset value, end of period	$15.97		$16.40	$19.35	$13.05		$13.43	$12.05
TOTAL RETURN(e)	(1.14)%		(10.62)%	48.28%	(1.59)%		18.85%	(16.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,824		$15,664	$16,053	$21,861		$21,989	$13,746
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00	%(f)	1.00%	1.00%	1.36%		2.93%	2.48%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00	%(f)	1.00%	1.00%	1.06	%(g)	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.58	)%(f)	(0.41)%	(0.45)%	(0.28)%		(0.39)%	(0.57)%
Portfolio turnover rate(h)	7%		18%	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35 | April 30, 2023

ALPS | Kotak India ESG Fund – Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$16.52		$19.45	$13.08	$13.50	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.03)		(0.03)	(0.02)	0.02
Net realized and unrealized gain/(loss)	(0.13)		(1.90)	6.39	(0.44)
Total from investment operations	(0.16)		(1.93)	6.37	(0.42)

DISTRIBUTIONS:
From net investment income	–		(0.46)	–	–
From net realized gains	(0.25)		(0.54)	–	–
Total distributions	(0.25)		(1.00)	–	–

Net increase/(decrease) in net asset value	(0.41)		(2.93)	6.37	(0.42)
Net asset value, end of period	$16.11		$16.52	$19.45	$13.08
TOTAL RETURN(c)
	(1.00)%		(10.42)%	48.70%	(3.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$333,085		$336,535	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88	%(d)	0.88%	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)	0.75%	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	(0.33	)%(d)	(0.16)%	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	7%		18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36 | April 30, 2023

ALPS Global Opportunity Fund

Management Commentary	April 30, 2023 (Unaudited)

Market Review (as of April 30, 2023)

Global stock markets have been strong during the first six months of fiscal 2023 to April 30th despite continued high inflation. The interest rate cycle seems to be nearing the end as economic indicators and inflation begin to cool. Corporate earnings are also losing strength but better than expected, leading stocks higher.

The most notable event during the period was the emergence of a banking deposit crisis sparked by the collapse of SVB Financial Group and Signature Bank. Bank deposits are more fluid than ever with online access and social media affecting the pace at which deposits can be withdrawn. The gradual loss of deposits to money markets with higher interest rates turned into a rush. The Federal Reserve stepped in and seems to have slowed the crisis.

The rally in stocks was not broad as the S&P 500 was up 8.6% in the six month period. However, small companies which historically suffer worse when the economy slows, led to the Russell 2000 Index being down 3.5%. Technology stocks staged a relief rally up 18.9% by the S&P 500 Technology Index. The S&P 500 Financial Index was down 1.2% as a result of the banking crisis.

Europe and the United Kingdom are expected to continue raising rates while the United States seems to be near an end. This pressured the U.S. dollar down 9%. European stocks rallied 14.8% in local currency but up 18% in U.S. dollar terms.

Portfolio Review

For the first half of fiscal year 2023 to April 30th, the ALPS Global Opportunity Fund (LPEFX) increased 10.4% compared with the Fund’s primary benchmark index of Morningstar Developed Markets Index-net of fees, which finished up 12.0% for the same period.

The Fund gave up positive relative returns early in the calendar year as the banking crisis hit in March. The primary detractor to the Fund’s performance during the period was a small position in SVB Financial Group. The Fund has a high exposure to financial stocks which own private equity interests. As mentioned, financial stocks were slow to recover in March along with small and mid- capitalization stocks in the Fund’s portfolio.

During the six months ending April 30th, 2023 the Fund added three new position and sold six names, ending the period with 45 positions.

Net contributors to performance included:

●	3I Group PLC

●	Oakley Capital Investments
●	Brederode

Net detractors from performance included:

●	SVB Financial Group
●	Cannae Holdings Inc.
●	Stepstone Group Inc.

Outlook (as of April 30, 2023)

Speculation now falls to the timing of a Federal Reserve pivot to holding or even dropping rates if a recession takes hold. The banking crisis likely slowed lending by small regional banks as deposits fled to large banks. This “credit crunch” should result in the economy decelerating further. However, we believe recession is a few quarters away as employment remains strong. Also, corporate loan defaults are still very low but should increase as recession nears.

In our view, the near-term risk is another liquidity crisis which could be much larger than the brief bank deposit run. The looming debt crisis is the obvious scary possibility. We expect politicians will eventually come to an agreement but not until the last moment which could add to volatility. We believe commercial real estate loans are the most likely next crisis as office vacancies remain high following the pandemic.

The greatly anticipated relief from rising interest rates is important because stock markets rally higher during this phase of the cycle. However, in most cases corporate earnings are declining quickly and recession is at the early stages. More importantly, valuations are around 25% higher now than past market runs. The optimal scenario is a stable stock market with strong corporate earnings grinding valuations lower over time.

There are reasons for optimism. Some sectors and regions have already discounted looming risks. For example, Europe and the United Kingdom are beginning to see public to private acquisitions. Also, private equity valuations for 2022 were flat to slightly higher. But, publicly traded vehicles which own private equity are still currently valued at severe discounts. Further, global stock funds should get relief from U.S. dollar weakness as interest rates stabilize or decline.

Thank you for your continued support.

Andrew Drummond

Portfolio Manager

37 | April 30, 2023

ALPS Global Opportunity Fund

Management Commentary	April 30, 2023 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

38 | April 30, 2023

ALPS Global Opportunity Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio*	What You Pay*
Investor# (NAV)	10.41%	-4.75%	10.02%	4.51%	7.49%	2.22%	2.22%
Class A (NAV)	10.47%	-4.61%	10.07%	4.53%	7.50%	2.24%	2.24%
Class A (LOAD)	4.49%	-9.84%	8.04%	3.36%	6.90%
Class C (NAV)	10.22%	-5.52%	9.18%	3.71%	6.73%	2.89%	2.89%
Class C (LOAD)	9.22%	-6.47%	9.18%	3.71%	6.73%
Class I	10.67%	-4.60%	10.28%	4.76%	7.79%	1.88%	1.88%
Class R	10.32%	-5.01%	9.82%	4.30%	7.31%	2.34%	2.34%
Morningstar Developed Markets Index[1]	12.01%	2.63%	12.74%	7.52%	8.53%
Red Rocks Global Listed Private Equity Index[2]	14.50%	-5.58%	10.79%	3.39%	6.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

39 | April 30, 2023

ALPS Global Opportunity Fund

Performance Update	April 30, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

2	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Advisor. An investor may not invest directly in an index.

*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

40 | April 30, 2023

ALPS Global Opportunity Fund

Performance Update	April 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	4.63%
3i Group PLC	4.57%
Brederode SA	4.27%
Blackstone, Inc.	4.03%
Ares Management LP	3.92%
HgCapital Trust PLC	3.89%
KKR & Co., Inc.	3.81%
Berkshire Hathaway, Inc.	3.72%
FS KKR Capital Corp.	3.59%
Oakley Capital Investments, Ltd.	3.55%
Top Ten Holdings	39.98%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

41 | April 30, 2023

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS (23.28%)
ABRDN PRIVATE EQUITY OPPORTUNITIES TRUST PLC	188,777	$1,083,492
Oakley Capital Investments, Ltd.	342,000	2,020,108
Apax Global Alpha, Ltd.(a)	256,579	544,952
HarbourVest Global Private Equity, Ltd.(b)	100,979	2,636,716
HBM Healthcare Investments AG, Class A	4,000	928,422
HgCapital Trust PLC	510,500	2,214,500
NB Private Equity Partners, Ltd.	40,500	794,501
Pantheon International PLC Fund(b)	421,484	1,333,881
ICG Enterprise Trust PLC	75,442	1,007,240
3i Infrastructure PLC	174,000	694,972

TOTAL CLOSED-END FUNDS
(Cost $11,270,054)		13,258,784

COMMON STOCKS (65.85%)
Consumer Discretionary (1.76%)
Retail (1.76%)
Wesfarmers, Ltd.	29,000	1,003,208

TOTAL CONSUMER DISCRETIONARY		1,003,208

Consumer Staples (2.54%)
Retail (2.54%)
Costco Wholesale Corp.	2,870	1,444,241

TOTAL CONSUMER STAPLES		1,444,241

Financials (49.04%)
Diversified Financial Services (27.60%)
Apollo Global Management, Inc.	12,200	773,358
Ares Management LP, Class A	25,500	2,233,545
Berkshire Hathaway, Inc., Class B(b)	6,450	2,119,147
Blackstone, Inc., Class A	25,700	2,295,781
Carlyle Group, Inc.	32,400	982,692
Intermediate Capital Group PLC	101,500	1,666,623
KKR & Co., Inc., Class A	40,900	2,170,563
Mastercard, Inc., Class A	3,000	1,140,090
Partners Group Holding AG	1,880	1,824,979
StepStone Group, Inc., Class A	23,300	513,299
		15,720,077

Investment Companies (11.69%)
3i Group PLC	117,000	2,603,147
Ares Capital Corp.	60,500	1,118,040
Carlyle Secured Lending, Inc.	53,200	748,524
Investor AB, B Shares	67,500	1,450,113
Mutares SE & Co. KGaA	31,800	737,022
		6,656,846
	Shares	Value (Note 2)
Private Equity (9.75%)
Altamir	40,300	$1,243,389
Brederode SA	21,573	2,429,692
Brookfield Corp.	19,000	616,740
Clairvest Group, Inc.	12,700	742,400
Deutsche Beteiligungs AG	3,648	115,166
Hercules Capital, Inc.	30,800	407,792
		5,555,179

TOTAL FINANCIALS		27,932,102

Health Care (5.87%)
Health Care - Products (1.31%)
Danaher Corp.	3,150	746,267

Healthcare-Products (1.66%)
Thermo Fisher Scientific, Inc.	1,700	943,330

Healthcare-Services (2.90%)
Chemed Corp.	3,000	1,653,750

TOTAL HEALTH CARE		3,343,347

Industrials (2.55%)
Machinery-Diversified (2.55%)
Dover Corp.	4,100	599,256
Nordson Corp.	3,950	854,425
		1,453,681

TOTAL INDUSTRIALS		1,453,681

Technology (4.08%)
Computers (1.68%)
Accenture PLC, Class A	3,410	955,789

Software (2.40%)
Constellation Software, Inc.	700	1,370,095

TOTAL TECHNOLOGY		2,325,884

TOTAL COMMON STOCKS
(Cost $29,744,910)		37,502,463

BUSINESS DEVELOPMENT COMPANIES (5.14%)
Financials (5.14%)
Investment Companies (5.14%)
FS KKR Capital Corp.	108,700	2,044,647

See Notes to Financial Statements.

42 | April 30, 2023

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
Investment Companies (continued)
Owl Rock Capital Corp.	68,000	$882,640
		2,927,287

TOTAL FINANCIALS		2,927,287

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $3,227,080)		2,927,287

PREFERRED STOCK (2.79%)
Financials (2.79%)
Investment Companies (2.06%)
Compass Diversified Holdings, Series B, 3M US L + 4.985%(c)(d)	1,840	43,755
Compass Diversified Holdings, Series C, 7.875%(d)	47,400	1,130,490
		1,174,245

Private Equity (0.73%)
KKR Group Finance Co. IX LLC, 4.625%	21,900	417,633

TOTAL FINANCIALS		1,591,878

TOTAL PREFERRED STOCK
(Cost $1,668,750)		1,591,878

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.39%)
Money Market Fund (3.39%)
Money Market Fund (3.39%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	4.463%	1,928,803	1,928,803

TOTAL MONEY MARKET FUND			1,928,803

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,928,803)			1,928,803

TOTAL INVESTMENTS (100.45%)
(Cost $47,839,597)			$57,209,215

Liabilities In Excess Of Other Assets (-0.45%)			(255,741)

NET ASSETS (100.00%)			$56,953,474

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $544,952, representing 0.96% of net assets.
(b)	Non-Income Producing Security.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(d)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

43 | April 30, 2023

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at April 30, 2023	Fund Delivering	U.S. $ Value at April 30, 2023	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Company	06/30/23	USD	$1,099,975	GBP	$1,119,899	$(19,924)
State Street Bank & Trust Company	06/30/23	USD	555,743	GBP	566,241	(10,498)
State Street Bank & Trust Company	07/28/23	USD	838,161	GBP	843,439	(5,278)
						$(35,700)

See Notes to Financial Statements.

44 | April 30, 2023

ALPS Global Opportunity Fund

Statement of Assets and Liabilities	April 30, 2023 (Unaudited)

ASSETS
Investments, at value	$57,209,215
Receivable for investments sold	676,684
Receivable for shares sold	5,187
Dividends and interest receivable	263,445
Prepaid expenses and other assets	28,572
Total Assets	58,183,103
LIABILITIES
Payable for investments purchased	980,701
Payable for shares redeemed	64,846
Unrealized depreciation on forward foreign currency contracts	35,700
Investment advisory fees payable	36,966
Administration and transfer agency fees payable	31,433
Distribution and services fees payable	17,889
Trustees' fees and expenses payable	2,065
Professional fees payable	7,672
Custody fees payable	34,975
Accrued expenses and other liabilities	17,382
Total Liabilities	1,229,629
NET ASSETS	$56,953,474
NET ASSETS CONSIST OF
Paid-in capital	$51,928,304
Total distributable earnings/(accumulated losses)	5,025,170
NET ASSETS	$56,953,474
INVESTMENTS, AT COST	$47,839,597
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$5.62
Net Assets	$10,068,379
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,791,558
Class A:
Net Asset Value, offering and redemption price per share	$5.59
Net Assets	$5,427,153
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	971,539
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$5.91
Class C:
Net Asset Value, offering and redemption price per share(a)	$4.96
Net Assets	$3,333,872
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	672,413
Class I:
Net Asset Value, offering and redemption price per share	$5.81
Net Assets	$34,006,511
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,852,073
Class R:
Net Asset Value, offering and redemption price per share	$4.17
Net Assets	$4,117,559
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	987,771

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

45 | April 30, 2023

ALPS Global Opportunity Fund

Statement of Operations	For the Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Dividends	$809,948
Foreign taxes withheld on dividends	(5,714)
Total Investment Income	804,234

EXPENSES
Investment advisory fees	243,110
Administrative fees	31,300
Transfer agency fees	28,309
Distribution and service fees
Investor Class	16,070
Class A	7,266
Class C	20,079
Class R	10,460
Professional fees	9,484
Reports to shareholders and printing fees	3,516
State registration fees	33,266
Insurance fees	367
Custody fees	12,066
Trustees' fees and expenses	2,371
Miscellaneous expenses	8,347
Total Expenses	426,011
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(67)
Class A	(12)
Class C	(2,000)
Class I	(12,477)
Class R	(192)
Net Expenses	411,263
Net Investment Income	392,971
Net realized loss on investments	(1,538,592)
Net realized loss on foreign currency transactions	(2,797)
Net realized loss on forward contracts	(197,810)
Net Realized Loss	(1,739,199)
Net change in unrealized appreciation on investments	7,257,646
Net change in unrealized appreciation on forward contract	23,464
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18,292
Net Change in Unrealized Appreciation	7,299,402
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,560,203
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,953,174

See Notes to Financial Statements.

46 | April 30, 2023

ALPS Global Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$392,971	$745,383
Net realized gain/(loss)	(1,739,199)	3,622,644
Net change in unrealized appreciation/(depreciation)	7,299,402	(36,111,244)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,953,174	(31,743,217)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	–	(4,401,059)
Class A	–	(913,115)
Class C	–	(2,483,588)
Class I	–	(14,277,811)
Class R	–	(1,815,477)
Net Decrease in Net Assets from Distributions	–	(23,891,050)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	134,597	1,022,008
Class A	1,045,232	2,831,090
Class C	–	135,214
Class I	3,047,298	8,276,457
Class R	104,404	310,647
Dividends reinvested
Investor Class	–	3,571,315
Class A	–	749,895
Class C	–	1,998,640
Class I	–	12,833,066
Class R	–	1,815,477
Shares redeemed, net of redemption fees
Investor Class	(1,343,307)	(5,006,596)
Class A	(788,776)	(585,501)
Class C	(1,601,356)	(3,158,729)
Class I	(8,974,707)	(20,286,450)
Class R	(555,963)	(1,141,432)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(8,932,578)	3,365,101

Net decrease in net assets	(2,979,404)	(52,269,166)

NET ASSETS
Beginning of period	59,932,878	112,202,044
End of period	$56,953,474	$59,932,878

See Notes to Financial Statements.

47 | April 30, 2023

ALPS Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)(a)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(b)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(c)
Net asset value, beginning of period	$5.09		$9.39	$6.47	$7.71	$6.79	$8.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.03		0.05	0.00 (e)	0.06	0.12	0.06
Net realized and unrealized gain/(loss)	0.50		(2.37)	3.22	(0.23)	1.09	(0.37)
Total from investment operations	0.53		(2.32)	3.22	(0.17)	1.21	(0.31)
DISTRIBUTIONS:
From net investment income	–		(1.25)	–	(0.60)	(0.06)	(0.70)
From net realized gains	–		(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	–		(1.98)	(0.30)	(1.07)	(0.29)	(0.95)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	0.53		(4.30)	2.92	(1.24)	0.92	(1.26)
Net asset value, end of period	$5.62		$5.09	$9.39	$6.47	$7.71	$6.79
TOTAL RETURN(f)	10.41%		(30.83)%	51.18%	(3.20)%	18.77%	(4.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,068		$10,256	$20,967	$15,580	$25,061	$35,775
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)	1.57	%(h)	1.46%	1.49%	1.47%	1.44%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.57	%(h)	1.46%	1.49%	1.47%	1.44%	1.40%
Ratio of net investment income to average net assets(g)	1.26	%(h)	0.81%	0.01%	0.86%	1.71%	0.86%
Portfolio turnover rate(i)	6%		27%	43%	41%	28%	29%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund.
(b)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(h)	Annualized.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48 | April 30, 2023

ALPS Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)(a)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(b)	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$5.06		$9.35	$6.45	$7.67	$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.03		0.05	0.00 (d)	0.04	0.20	0.01
Net realized and unrealized gain/(loss)	0.50		(2.36)	3.20	(0.20)	0.99	(0.45)
Total from investment operations	0.53		(2.31)	3.20	(0.16)	1.19	(0.44)

DISTRIBUTIONS:
From net investment income	–		(1.25)	–	(0.60)	(0.08)	–
From net realized gains	–		(0.73)	(0.30)	(0.47)	(0.23)	–
Total distributions	–		(1.98)	(0.30)	(1.07)	(0.31)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00 (d)	0.01	–	–
Net increase/(decrease) in net asset value	0.53		(4.29)	2.90	(1.22)	0.88	(0.44)
Net asset value, end of period	$5.59		$5.06	$9.35	$6.45	$7.67	$6.79
TOTAL RETURN(e)	10.47%		(30.85)%	51.02%	(2.92)%	18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,427		$4,710	$4,188	$2,544	$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.54	%(g)	1.49%	1.47%	1.51%	1.48%	1.48	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.54	%(g)	1.49%	1.47%	1.51%	1.48%	1.48	%(g)
Ratio of net investment income to average net assets(f)	1.28	%(g)	0.88%	0.05%	0.62%	2.74%	0.37	%(g)
Portfolio turnover rate(h)	6%		27%	43%	41%	28%	29%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund.

(b)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

49 | April 30, 2023

ALPS Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)(a)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(b)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$4.50		$8.59	$5.98	$7.25	$6.41	$7.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01		0.00 (d)	(0.06)	0.01	0.06	0.01
Net realized and unrealized gain/(loss)	0.45		(2.12)	2.97	(0.22)	1.03	(0.34)
Total from investment operations	0.46		(2.12)	2.91	(0.21)	1.09	(0.33)
DISTRIBUTIONS:
From net investment income	–		(1.24)	–	(0.59)	(0.02)	(0.67)
From net realized gains	–		(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	–		(1.97)	(0.30)	(1.06)	(0.25)	(0.92)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (d)	0.00 (d)	–
Net increase/(decrease) in net asset value	0.46		(4.09)	2.61	(1.27)	0.84	(1.25)
Net asset value, end of period	$4.96		$4.50	$8.59	$5.98	$7.25	$6.41
TOTAL RETURN(e)	10.22%		(31.48)%	50.14%	(4.01)%	17.83%	(4.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,334		$4,507	$10,883	$9,061	$16,256	$18,847
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.35	%(g)	2.23%	2.20%	2.22%	2.16%	2.12%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.25	%(g)	2.23%	2.20%	2.22%	2.16%	2.12%
Ratio of net investment income/(loss) to average net assets(f)	0.58	%(g)	0.03%	(0.73)%	0.12%	0.86%	0.15%
Portfolio turnover rate(h)	6%		27%	43%	41%	28%	29%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund.

(b)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

50 | April 30, 2023

ALPS Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)(a)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(b)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$5.25		$9.61	$6.61	$7.84	$6.92	$8.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.04		0.07	0.02	0.07	0.13	0.09
Net realized and unrealized gain/(loss)	0.52		(2.44)	3.28	(0.23)	1.10	(0.37)
Total from investment operations	0.56		(2.37)	3.30	(0.16)	1.23	(0.28)
DISTRIBUTIONS:
From net investment income	–		(1.26)	–	(0.60)	(0.08)	(0.73)
From net realized gains	–		(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	–		(1.99)	(0.30)	(1.07)	(0.31)	(0.98)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	0.56		(4.36)	3.00	(1.23)	0.92	(1.26)
Net asset value, end of period	$5.81		$5.25	$9.61	$6.61	$7.84	$6.92
TOTAL RETURN(e)	10.67%		(30.69)%	51.31%	(2.93)%	18.98%	(3.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$34,007		$36,321	$69,176	$55,950	$141,286	$174,034
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.32	%(g)	1.22%	1.20%	1.22%	1.19%	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.25	%(g)	1.22%	1.20%	1.22%	1.19%	1.15%
Ratio of net investment income to average net assets(f)	1.56	%(g)	1.07%	0.29%	1.08%	1.80%	1.15%
Portfolio turnover rate(h)	6%		27%	43%	41%	28%	29%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund.

(b)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

51 | April 30, 2023

ALPS Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)(a)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(b)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net asset value, beginning of period	$3.78		$7.50	$5.23	$6.45	$5.75	$6.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02		0.03	(0.01)	0.03	0.09	0.04
Net realized and unrealized gain/(loss)	0.37		(1.77)	2.58	(0.18)	0.90	(0.30)
Total from investment operations	0.39		(1.74)	2.57	(0.15)	0.99	(0.26)
DISTRIBUTIONS:
From net investment income	–		(1.25)	–	(0.60)	(0.06)	(0.71)
From net realized gains	–		(0.73)	(0.30)	(0.47)	(0.23)	(0.25)
Total distributions	–		(1.98)	(0.30)	(1.07)	(0.29)	(0.96)
Net increase/(decrease) in net asset value	0.39		(3.72)	2.27	(1.22)	0.70	(1.22)
Net asset value, end of period	$4.17		$3.78	$7.50	$5.23	$6.45	$5.75
TOTAL RETURN(d)	10.32%		(30.92)%	50.86%	(3.56)%	18.47%	(4.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,118		$4,140	$6,987	$5,231	$5,782	$4,684
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.76	%(f)	1.68%	1.65%	1.68%	1.61%	1.57%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.75	%(f)	1.68%	1.65%	1.68%	1.61%	1.57%
Ratio of net investment income/(loss) to average net assets(e)	1.06	%(f)	0.61%	(0.17)%	0.61%	1.51%	0.70%
Portfolio turnover rate(g)	6%		27%	43%	41%	28%	29%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund.

(b)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

52 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Management Commentary	April 30, 2023 (Unaudited)

Six Months in Review (November 2022 – April 2023):

The period from 11/01/2022 to 4/30/2023 was marked by a bottoming of equity markets and an abatement of volatility. Both broad equity markets and broad fixed income markets were correlated, both returning mid- to high- single digit returns over the period. Inflation during the period also calmed down given the aggressive action of the Federal Reserve through the majority of 2022 and into 2023. The Fed Funds rate increased to 4.8% as of April 30, 2023, a year-over-year increase of 450 basis points. The war in Ukraine had less of an impact on financial markets during the period as compared to previous months and cryptocurrency, which we see as a proxy for general market risk taking, rebounded a bit since bottoming toward the end of 2022.

This market dynamic contributed to positive absolute performance for balanced portfolios in general. Portfolios with equity risk, particularly ones that leaned into growth names were rewarded. Moreover, long duration fixed income assets generally outperformed both broad fixed income and broad US equity markets.

Developed international equities and emerging market equities outperformed US equities during the period. The US Dollar weakened during the period and US Growth stocks outperformed US Value stocks.

Outlook:

In our view, the rest of 2023 will be a year of important transitions. We believe the first transition will be away from a bear market to a potential bull market. History suggests to us attractive forward returns for stocks after the type of drawdowns we witnessed in 2022, but the timing of the market bottom is unclear and the process will be bumpy, in our view. Our viewpoint has been supported for the calendar year to date period ended April 30, 2023, with outsized returns for equity markets in the first few months of 2023. Longer-term, returns for balanced stock and bond portfolios look attractive to us again, with valuations more reasonable and bond yields above long-term inflation expectations.

In our view, the next two major transitions involve an evolution of investors’ concerns: away from inflation and towards recession, as well as away from pandemic-related disruptions towards geopolitical ones. In this world, the US remains a more attractive investment destination than international in our view. A Fed ‘pivot’ towards less restrictive policy is likely later in the year, with the magnitude of earnings declines determining whether the market has already seen its ultimate lows or not.

The last major transition we see for 2023 involves the end of ‘growth’ stock dominance and an increased focus on consistent cash flow, dividend, and coupon generators. Under these circumstances, we see the potential for modest upside for stocks and bonds in our base case scenario, with preferences for consistent cash flow generators, cyclicals, and traditional ‘value’ plays like energy and larger cap financials.

TRAILING 6 MONTHS ATTRIBUTION

RiverFront Asset Allocation Growth and Income

Over the six months in review, RiverFront Asset Allocation Growth and Income underperformed the benchmark.

The top themes that contributed to and detracted from performance over the last six months are listed below:

Contributors:

●	Underweight allocation to core fixed income

Detractors:

●	Selection within US equities;

●	Selection within developed international equities; and

●	Overweight allocation to alternative fixed income.

Scott Hays, CFA

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

53 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2023)
Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	8.06%	-0.09%	7.31%	2.78%	4.90%	5.83%	0.93%	0.93%
Class A (NAV)	7.98%	-0.17%	7.29%	2.77%	4.90%	5.83%	0.93%	0.93%
Class A (LOAD)	2.02%	-5.69%	5.27%	1.62%	4.31%	5.36%
Class C (NAV)	7.55%	-0.86%	6.52%	1.99%	4.12%	5.03%	1.68%	1.68%
Class C (LOAD)	6.55%	-1.79%	6.52%	1.99%	4.12%	5.03%
Class I (NAV)	8.11%	0.07%	7.57%	3.02%	5.16%	6.09%	0.68%	0.68%
Morningstar Global Markets Index[1]	12.33%	1.57%	11.94%	6.60%	7.77%	8.49%
Bloomberg US Aggregate Bond Index[2]	6.91%	-0.43%	-3.15%	1.18%	1.32%	2.06%
60% Morningstar Global Markets Index / 40% Bloomberg US Aggregate Bond Index[1,2]	10.18%	1.01%	5.89%	4.74%	5.39%	6.14%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

54 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2023 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	Please see the prospectus dated February 28, 2023 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	18.49%
First Trust RiverFront Dynamic Developed International ETF	14.28%
iShares Core U.S. Aggregate Bond ETF	14.21%
iShares® Core S&P 500® ETF	8.08%
RiverFront Dynamic Core Income ETF	6.89%
RiverFront Dynamic US Flex-Cap ETF	5.58%
JPMorgan Equity Premium Income ETF	5.02%
FTHI/First Trust Exchange-Traded Fund VI FirstTrust BuyWrite Income ETF	4.21%
Vanguard Long-Term Corporate Bond ETF	3.64%
First Trust RiverFront Dynamic Emerging Markets ETF	3.41%
Top Ten Holdings	83.81%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

55 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.28%)
Debt (30.97%)
First Trust Senior Loan ETF	41,502	$1,870,495
iShares® Core U.S. Aggregate Bond ETF	117,692	11,764,492
iShares® Preferred & Income Securities ETF	21,177	664,323
RiverFront Dynamic Core Income ETF(a)	253,116	5,701,438
Riverfront Strategic Income Fund(a)	114,534	2,631,991
Vanguard® Long-Term Corporate Bond ETF	37,674	3,012,790
		25,645,529

Equity (66.31%)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	39,562	1,607,622
First Trust RiverFront Dynamic Developed International ETF(a)	205,731	11,822,147
First Trust RiverFront Dynamic Emerging Markets ETF(a)	53,511	2,825,504
FTHI/First Trust Exchange-Traded Fund VI FirstTrust BuyWrite Income ETF	171,285	3,487,362
iShares® Genomics Immunology and Healthcare ETF	18,422	431,812
iShares® MSCI Europe Financials ETF	42,371	837,675
iShares® US Technology ETF	7,160	666,166
iShares® Core S&P® 500® ETF	16,018	6,690,078
iShares® MSCI Germany Index Fund	53,211	1,564,935
JPMorgan Equity Premium Income ETF	75,052	4,157,881
RiverFront Dynamic US Dividend Advantage ETF(a)	354,135	15,309,575
RiverFront Dynamic US Flex-Cap ETF(a)	110,335	4,618,402
WisdomTree® Europe Hedged Equity Fund	10,708	883,196
		54,902,355

TOTAL EXCHANGE TRADED FUNDS
(Cost $77,477,199)		80,547,884
	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.87%)
Money Market Fund (2.87%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	4.760%	2,381,971	$2,381,971

TOTAL MONEY MARKET FUND			2,381,971

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,381,971)			2,381,971

TOTAL INVESTMENTS (100.15%)
(Cost $79,859,170)			$82,929,855

Liabilities In Excess Of Other Assets (-0.15%)			(127,201)

NET ASSETS (100.00%)			$82,802,654

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

56 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Statement of Assets and Liabilities	April 30, 2023 (Unaudited)

RiverFront Asset Allocation Growth & Income
ASSETS
Investments, at value	$40,020,798
Investments in affiliates, at value	42,909,057
Dividends and interest receivable	5,319
Total Assets	82,935,174
LIABILITIES
Payable for shares redeemed	83,557
Unitary administrative fees payable	34,783
Distribution and services fees payable	14,180
Total Liabilities	132,520
NET ASSETS	$82,802,654
NET ASSETS CONSIST OF
Paid-in capital	$81,188,900
Total distributable earnings/(accumulated losses)	1,613,754
NET ASSETS	$82,802,654
INVESTMENTS, AT COST	$41,952,176
INVESTMENTS IN AFFILIATES, AT COST	$37,906,994

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.22
Net Assets	$8,686,515
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	711,043
Class A:
Net Asset Value, offering and redemption price per share	$12.20
Net Assets	$19,693,807
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,614,110
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.91
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.74
Net Assets	$9,814,725
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	836,039
Class I:
Net Asset Value, offering and redemption price per share	$12.17
Net Assets	$44,607,607
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,664,758

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

57 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Statement of Operations	For the Six Months Ended April 30, 2023 (Unaudited)

RiverFront Asset Allocation Growth & Income
INVESTMENT INCOME
Dividends	$962,378
Dividends from affiliated securities	657,702
Total Investment Income	1,620,080

EXPENSES
Unitary administrative fees	107,208
Distribution and service fees
Investor Class	11,390
Class A	24,190
Class C	58,604
Total Expenses	201,392
Net Expenses	201,392
Net Investment Income	1,418,688
Net realized loss on investments	(938,261)
Net realized gain on investments - affiliated securities	460,722
Net realized loss	(477,539)
Net change in unrealized appreciation on investments	3,137,280
Net change in unrealized appreciation on investments - affiliated securities	2,643,104
Net change in unrealized appreciation	5,780,384
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,302,845
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,721,533

See Notes to Financial Statements.

58 | April 30, 2023

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$1,418,688	$2,754,468
Net realized gain/(loss)	(477,539)	10,647,554
Net change in unrealized appreciation/(depreciation)	5,780,384	(29,528,960)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,721,533	(16,126,938)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(533,828)	(242,774)
Class A	(1,107,839)	(414,994)
Class C	(693,832)	(298,284)
Class I	(2,684,748)	(1,462,305)
Net Decrease in Net Assets from Distributions	(5,020,247)	(2,418,357)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	30,852	20,378
Class A	1,954,767	5,636,445
Class C	158,445	651,120
Class I	2,283,140	6,549,965
Dividends reinvested
Investor Class	525,722	238,111
Class A	1,094,289	410,017
Class C	671,939	287,621
Class I	2,613,357	1,425,826
Shares redeemed
Investor Class	(1,318,454)	(2,770,082)
Class A	(2,530,142)	(2,866,815)
Class C	(4,643,501)	(7,994,232)
Class I	(8,888,977)	(28,480,269)
Acquisition (Note 10)
Investor Class	–	6,729,577
Class A	–	12,590,186
Class C	–	12,592,263
Class I	–	38,460,379
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(8,048,563)	43,480,490
Net increase/(decrease) in net assets	(6,347,277)	24,935,195
NET ASSETS
Beginning of period	89,149,931	64,214,736
End of period	$82,802,654	$89,149,931

See Notes to Financial Statements.

59 | April 30, 2023

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)
Net asset value, beginning of period	$12.00		$14.45	$11.84	$12.02	$13.37	$14.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.20		0.37	0.14	0.18	0.23	0.25
Net realized and unrealized gain/(loss)	0.73		(2.49)	2.62	(0.16)	0.41	(0.80)
Total from investment operations	0.93		(2.12)	2.76	0.02	0.64	(0.55)
DISTRIBUTIONS:
From net investment income	(0.25)		(0.33)	(0.14)	(0.20)	(0.21)	(0.24)
From net realized gains	(0.46)		–	–	–	(1.78)	(0.32)
Tax return of capital	–		–	(0.01)	–	–	–
Total distributions	(0.71)		(0.33)	(0.15)	(0.20)	(1.99)	(0.56)
Net increase/(decrease) in net asset value	0.22		(2.45)	2.61	(0.18)	(1.35)	(1.11)
Net asset value, end of period	$12.22		$12.00	$14.45	$11.84	$12.02	$13.37
TOTAL RETURN(d)	8.06%		(14.82)%	23.40%	0.27%	6.71%	(4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,687		$9,269	$6,921	$6,802	$8,864	$9,062
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(e)	0.50%	0.50%	0.50%	0.50%	0.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(e)	0.50%	0.50%	0.50%	0.50%	0.74	%(f)
Ratio of net investment income to average net assets	3.28	%(e)	2.84%	1.04%	1.57%	1.91%	1.70%
Portfolio turnover rate(g)	7%		127%	13%	33%	62%	224%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60 | April 30, 2023

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.99		$14.43	$11.83	$12.01	$13.36	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.37	0.14	0.18	0.25	0.15
Net realized and unrealized gain/(loss)	0.73		(2.48)	2.61	(0.16)	0.39	(1.34)
Total from investment operations	0.92		(2.11)	2.75	0.02	0.64	(1.19)

DISTRIBUTIONS:
From net investment income	(0.25)		(0.33)	(0.14)	(0.20)	(0.21)	(0.15)
From net realized gains	(0.46)		–	–	–	(1.78)	–
From tax return of capital	–		–	(0.01)	–	–	–
Total distributions	(0.71)		(0.33)	(0.15)	(0.20)	(1.99)	(0.15)

Net increase/(decrease) in net asset value	0.21		(2.44)	2.60	(0.18)	(1.35)	(1.34)
Net asset value, end of period	$12.20		$11.99	$14.43	$11.83	$12.01	$13.36
TOTAL RETURN(b)	7.98%		(14.76)%	23.34%	0.28%	6.78%	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,694		$18,794	$6,139	$4,489	$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50%	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50%	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	3.24	%(c)	2.89%	1.05%	1.52%	2.13%	2.65	%(c)
Portfolio turnover rate(d)	7%		127%	13%	33%	62%	224%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

61 | April 30, 2023

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
Net asset value, beginning of period	$11.57		$13.94	$11.45	$11.65	$13.03	$14.16
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15		0.26	0.04	0.09	0.13	0.14
Net realized and unrealized gain/(loss)	0.69		(2.39)	2.52	(0.15)	0.40	(0.78)
Total from investment operations	0.84		(2.13)	2.56	(0.06)	0.53	(0.64)
DISTRIBUTIONS:
From net investment income	(0.21)		(0.24)	(0.06)	(0.14)	(0.13)	(0.17)
From net realized gains	(0.46)		–	–	–	(1.78)	(0.32)
Tax return of capital	–		–	(0.01)	–	–	–
Total distributions	(0.67)		(0.24)	(0.07)	(0.14)	(1.91)	(0.49)
Net increase/(decrease) in net asset value	0.17		(2.37)	2.49	(0.20)	(1.38)	(1.13)
Net asset value, end of period	$11.74		$11.57	$13.94	$11.45	$11.65	$13.03
TOTAL RETURN(c)	7.55%		(15.39)%	22.44%	(0.44)%	5.91%	(4.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,815		$13,432	$11,049	$13,642	$19,798	$23,111
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.57%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.47	%(e)
Ratio of net investment income to average net assets	2.59	%(d)	2.03%	0.29%	0.82%	1.15%	1.01%
Portfolio turnover rate(f)	7%		127%	13%	33%	62%	224%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

62 | April 30, 2023

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
Net asset value, beginning of period	$11.96		$14.40	$11.79	$11.97	$13.31	$14.42
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.21		0.40	0.18	0.22	0.26	0.29
Net realized and unrealized gain/(loss)	0.72		(2.48)	2.61	(0.18)	0.41	(0.82)
Total from investment operations	0.93		(2.08)	2.79	0.04	0.67	(0.53)
DISTRIBUTIONS:
From net investment income	(0.26)		(0.36)	(0.16)	(0.22)	(0.23)	(0.26)
From net realized gains	(0.46)		–	–	–	(1.78)	(0.32)
Tax return of capital	–		–	(0.02)	–	–	–
Total distributions	(0.72)		(0.36)	(0.18)	(0.22)	(2.01)	(0.58)
Net increase/(decrease) in net asset value	0.21		(2.44)	2.61	(0.18)	(1.34)	(1.11)
Net asset value, end of period	$12.17		$11.96	$14.40	$11.79	$11.97	$13.31
TOTAL RETURN(c)	8.11%		(14.60)%	23.79%	0.46%	7.07%	(3.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$44,608		$47,655	$40,106	$34,529	$49,610	$51,749
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.53%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.44	%(e)
Ratio of net investment income to average net assets	3.53	%(d)	3.06%	1.29%	1.83%	2.17%	2.04%
Portfolio turnover rate(f)	7%		127%	13%	33%	62%	224%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

63 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report includes the financial statements and financial highlights of the following 4 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund (formally ALPS | Kotak India Growth Fund), ALPS Global Opportunity Fund (formally ALPS | Red Rocks Global Opportunity Fund), and RiverFront Asset Allocation Growth & Income (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns, consistent with prudent investment management. ALPS | Kotak India ESG Fund’s seeks to achieve long-term capital appreciation. The ALPS Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). All intercompany transactions have been eliminated upon consolidation. The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2023, net assets of the CoreCommodity Fund were $2,042,047,038 of which $420,598,423 or 20.60%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies”.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

64 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India ESG Fund and ALPS Global Opportunity Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the Valuation Designee. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Funds' portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

65 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$434,152,386	$–	$1,259	$434,153,645
Master Limited Partnerships(a)	1,254,094	–	–	1,254,094
Government Bonds	–	1,412,405,153	–	1,412,405,153
Total	$435,406,480	$1,412,405,153	$1,259	$1,847,812,892
Other Financial Instruments
Assets
Futures Contracts	$21,096,249	$–	$–	$21,096,249
Total Return Swap Contracts	–	305	–	305
Liabilities
Futures Contracts	$(33,270,918)	$–	$–	$(33,270,918)
Total	$(12,174,669)	$305	$–	$(12,174,364)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India ESG Fund
Common Stocks
Communication Services	$–	$14,304,481	$–	$14,304,481
Consumer Discretionary	–	30,864,802	–	30,864,802
Consumer Staples	1,236,502	17,659,989	–	18,896,491
Energy	–	27,112,616	–	27,112,616
Financials	17,836,941	103,876,553	–	121,713,494
Health Care	–	27,798,852	–	27,798,852
Industrials	–	27,178,257	–	27,178,257
Information Technology	9,181,638	36,903,211	–	46,084,849
Materials	–	28,849,252	–	28,849,252
Real Estate	–	8,147,091	–	8,147,091
Short-Term Investments	5,000,000	–	–	5,000,000
Total	$33,255,081	$322,695,104	$–	$355,950,185

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS Global Opportunity Fund
Closed-End Funds	$2,565,060	$10,693,724	$–	$13,258,784
Common Stocks
Consumer Discretionary	–	1,003,208	–	1,003,208
Consumer Staples	1,444,241	–	–	1,444,241
Financials	17,220,526	10,711,576	–	27,932,102
Health Care	3,343,347	–	–	3,343,347
Industrials	1,453,681	–	–	1,453,681
Technology	2,325,884	–	–	2,325,884
Business Development Companies	2,927,287	–	–	2,927,287
Preferred Stock	1,591,878	–	–	1,591,878
Short-Term Investments	1,928,803	–	–	1,928,803
Total	$34,800,707	$22,408,508	$–	$57,209,215
Other Financial Instruments
Liabilities:
Forward Contracts	–	$(35,700)	–	$(35,700)
Total	$–	$(35,700)	$–	$(35,700)

66 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$80,547,884	$–	$–	$80,547,884
Short-Term Investments	2,381,971	–	–	2,381,971
Total	$82,929,855	$–	$–	$82,929,855

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Consolidated Statement of Investments.

The Funds, except for the ALPS | CoreCommodity Management CompleteCommodities® Strategy, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six month period ended April 30, 2023. As of April 30, 2023, ALPS | CoreCommodity Management CompleteCommodities® Strategy held securities classified as Level 3 in the fair value hierarchy valued at $1,259, which represents less than 0.005% of net assets.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations or Consolidated Statement of Operation. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Distributions to Shareholders: Each Fund, except RiverFront Asset Allocation Growth & Income, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains, if any. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are

67 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations or Consolidated Statement of Operations.

Cash Management Transactions: ALPS/ Kotak India ESG Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign currency, at value. As of April 30, 2023, the ALPS/ Kotak India ESG Fund had $5,029,596 cash balance participating in the BBH CMS. As of April 30, 2023, the ALPS/ Kotak India ESG Fund had $3,995,564 foreign cash balances participating in the BBH CMS.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the

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REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Libor Risk: Holding of certain of the Funds’ underlying investments may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Global Economic and Market Conditions: Certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse

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consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

 3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments or Consolidated Statement of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

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Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations or Consolidated Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at April 30, 2023 are disclosed after the Statement of Investments or Consolidated Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six month period ended April 30, 2023 was $1,199,623,500. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund held swap positions as of April 30, 2023.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash,

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called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six month period ended April 30, 2023 was $794,926,443 for long futures and $604,642,442 for short futures. Only the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund invested in futures contracts as of April 30, 2023.

Forward Foreign Currency Contracts: Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The average value of forward foreign currency contracts held in the ALPS Global Opportunity Fund for the six month period ended April 30, 2023 was $1,521,178. Only the ALPS Global Opportunity Fund invested in forward foreign currency contracts as of April 30, 2023.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations or Consolidated Statement of Operations. As of April 30, 2023, the Funds were not invested in option contracts.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the six month period ended April 30, 2023:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$21,096,249	Unrealized depreciation on futures contracts(b)	$(33,270,918)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	305	Unrealized depreciation on total return swap contracts	-
Total		$21,096,554		$(33,270,918)
ALPS Global Opportunity Fund
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Unrealized appreciation on Forward Foreign currency contracts	$-	Unrealized depreciation on Forward Foreign currency contracts	$(35,700)
Total		-		$(35,700)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.

(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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The effect of derivatives instruments on the Statements of Operations for the six month period ended April 30, 2023:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Net realized loss on futures contracts/ Net change in unrealized depreciation on futures contracts	$(103,239,322)	$(36,769,752)
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/ Net change in unrealized depreciation on total return swap contracts	(27,829,788)	(98)
Total		$(131,069,110)	$(36,769,850)

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS Global Opportunity Fund
Commodity Contracts (Forward Contracts)	Net realized loss on forward foreign currency contracts/Net change in unrealized appreciation on forward foreign currency contracts	$(197,810)	23,464
Total		$(197,810)	23,464

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the Statement of Operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2023:

Offsetting of Derivatives Asset

April 30, 2023

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$305	$–	$305	$–	$–	$305
Total	$305	$–	$305	$–	$–	$305

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2023.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund	$221,283,857	$–
ALPS | Kotak India ESG Fund	12,591,343	7,883,495
ALPS Global Opportunity Fund	17,383,815	6,507,235
RiverFront Asset Allocation Growth & Income	2,418,357	–

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2023, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund	$1,511,534,056	$(1,479,531,618)	$32,002,438	$1,803,635,881
ALPS | Kotak India ESG Fund	67,303,117	(34,699,333)*	32,603,784	315,444,355
ALPS Global Opportunity Fund	11,233,510	(2,141,558)	9,091,952	48,082,094
RiverFront Asset Allocation Growth & Income	5,267,500	(3,225,864)	2,041,636	80,888,219

*	Net of foreign capital gains tax accrual of $7,902,046

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5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six month period ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$376,938,414	$479,648,250
ALPS | Kotak India ESG Fund	24,734,724	17,608,252
ALPS Global Opportunity Fund	3,506,648	12,201,282
RiverFront Asset Allocation Growth & Income	5,742,084	18,450,786

Purchases and sales of U.S. Government Obligations during the six-month period ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$2,072,863,352	$2,190,315,896

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 30 days of purchase for ALPS | Kotak India ESG Fund may incur a 2% short-term redemption fee deducted from the redemption amount.

For the six month period ended April 30, 2023, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
ALPS | Kotak India ESG Fund - Investor Class	$320	$–
ALPS | Kotak India ESG Fund - Class A	–	752
ALPS | Kotak India ESG Fund - Class I	241	797

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Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	2,171,994	4,705,184
Dividends reinvested	585,497	1,989,014
Shares redeemed	(2,808,195)	(5,500,570)
Net increase/(decrease) in shares outstanding	(50,704)	1,193,628
Class A
Shares sold	245,176	1,235,120
Dividends reinvested	92,468	117,775
Shares redeemed	(319,219)	(209,539)
Net increase in shares outstanding	18,425	1,143,356
Class C
Shares sold	437,000	2,350,237
Dividends reinvested	135,991	207,281
Shares redeemed	(941,870)	(530,046)
Net increase/(decrease) in shares outstanding	(368,879)	2,027,472
Class I
Shares sold	103,641,156	126,922,726
Dividends reinvested	8,962,188	18,932,794
Shares redeemed	(47,638,320)	(78,421,798)
Net increase in shares outstanding	64,965,024	67,433,722

	ALPS | Kotak India ESG Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	54,068	75,932
Dividends reinvested	3,076	10,090
Shares redeemed	(41,736)	(54,831)
Net increase in shares outstanding	15,408	31,191
Class A
Shares sold	21,029	18,193
Dividends reinvested	792	2,238
Shares redeemed	(2,476)	(7,553)
Net increase in shares outstanding	19,345	12,878
Class C
Shares sold	18,314	767
Dividends reinvested	1,194	5,515
Shares redeemed	(17,654)	(25,379)
Net increase/(decrease) in shares outstanding	1,854	(19,097)
Class I
Shares sold	397,867	249,038
Dividends reinvested	14,083	43,484
Shares redeemed	(125,639)	(167,032)
Net increase in shares outstanding	286,311	125,490
Class II
Dividends reinvested	308,476	1,057,027
Net increase in shares outstanding	308,476	1,057,027

76 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

	ALPS Global Opportunity Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	24,434	154,271
Dividends reinvested	–	498,091
Shares redeemed	(249,133)	(870,220)
Net decrease in shares outstanding	(224,699)	(217,858)
Class A
Shares sold	187,309	469,037
Dividends reinvested	–	105,175
Shares redeemed	(147,358)	(90,819)
Net increase in shares outstanding	39,951	483,393
Class C
Shares sold	–	21,208
Dividends reinvested	–	312,287
Shares redeemed	(328,553)	(600,094)
Net decrease in shares outstanding	(328,553)	(266,599)
Class I
Shares sold	537,274	1,295,966
Dividends reinvested	–	1,736,545
Shares redeemed	(1,602,017)	(3,311,639)
Net decrease in shares outstanding	(1,064,743)	(279,128)
Class R
Shares sold	26,067	69,028
Dividends reinvested	–	339,977
Shares redeemed	(134,540)	(244,082)
Net increase/(decrease) in shares outstanding	(108,473)	164,923

77 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

	RiverFront Asset Allocation Growth & Income
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	2,537	1,433
Dividends reinvested	44,762	18,511
Shares redeemed	(108,386)	(204,822)
Acquisition (Note 10)	–	478,017
Net increase/(decrease) in shares outstanding	(61,087)	293,139
Class A
Shares sold	160,988	430,952
Dividends reinvested	93,250	32,350
Shares redeemed	(207,655)	(216,376)
Acquisition (Note 10)	–	895,264
Net increase in shares outstanding	46,583	1,142,190
Class C
Shares sold	13,703	50,107
Dividends reinvested	59,499	23,041
Shares redeemed	(398,526)	(632,037)
Acquisition (Note 10)	–	927,668
Net increase/(decrease) in shares outstanding	(325,324)	368,779
Class I
Shares sold	189,925	470,646
Dividends reinvested	223,290	110,769
Shares redeemed	(732,865)	(2,124,553)
Acquisition (Note 10)	–	2,741,648
Net increase/(decrease) in shares outstanding	(319,650)	1,198,510

78 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the six month period ended April 30, 2023 were as follows:

RiverFront Asset Allocation Growth & Income	Market Value as of October 31, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Liquidation/Reverse Stock Split	Market Value as of April 30, 2023	Share Balance as of April 30, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$6,509,874	$–	$–	$(1,045,195)	$–	$–	$5,701,438	253,116	$90,922	$306,313	$(69,554)
Riverfront Strategic Income Fund	3,034,538	–	–	(492,349)	–	–	2,631,991	114,534	44,490	128,591	(38,789)
First Trust RiverFront Dynamic Developed International ETF	11,883,550	–	–	(2,007,175)	–	–	11,822,147	205,731	121,175	2,155,790	(210,018)
First Trust RiverFront Dynamic Emerging Markets ETF	2,969,977	–	–	(477,955)	–	–	2,825,504	53,511	85,244	375,358	(41,876)
RiverFront Dynamic US Dividend Advantage ETF	17,787,732	–	–	(2,810,212)	–	–	15,309,575	354,135	269,004	(517,290)	849,345
RiverFront Dynamic US Flex-Cap ETF	5,294,793	–	–	(842,348)	–	–	4,618,402	110,335	46,867	194,343	(28,386)
	$47,480,464	$–	$–	$(7,675,234)	$–	$–	$42,909,057		$657,702	$2,643,105	$460,722

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India ESG Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS Global Opportunity Fund	Red Rocks Capital, LLC(a)
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC was acquired by AAI on January 3, 2023 and after this date AAI no longer employed a sub-advisor for the ALPS Global Opportunity Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India ESG Fund	0.65%
ALPS Global Opportunity Fund	0.85%

79 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Pursuant to the Administrative Services Agreement, the RiverFront Asset Allocation Growth & Income pays an annual unitary administrative fee which is based on the Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Fund's contractual unitary administrative fee rate (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Growth & Income	0.25%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on the Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India ESG Fund	All Asset Levels	0.56%

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India ESG Fund

AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS Global Opportunity Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six month period ended April 30, 2023 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India ESG Fund	1.00%	1.00%	1.00%	1.00%	0.75%	N/A
ALPS Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

80 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

AAI and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund, and ALPS Global Opportunity Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees were waived or expenses were deferred, as calculated on a monthly basis. As of the six month period ended April 30, 2023, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/23	Expires 10/31/24	Expires 10/31/25		Expires 10/31/26		Total
ALPS | Kotak India ESG Fund Investor Class	$4,087	$75	$	N/A	$	N/A	$4,162
ALPS | Kotak India ESG Fund Class A	N/A	N/A		N/A		N/A	N/A
ALPS | Kotak India ESG Fund Class C	2,020	67		N/A		N/A	2,087
ALPS | Kotak India ESG Fund Class I	19,564	641		N/A		N/A	20,205
ALPS | Kotak India ESG Fund Class II	330,698	465,777		441,782		206,182	1,444,439
ALPS Global Opportunity Fund Investor Class	N/A	N/A		N/A		67	67
ALPS Global Opportunity Fund Class A	N/A	N/A		N/A		12	12
ALPS Global Opportunity Fund Class C	N/A	N/A		N/A		2,000	2,000
ALPS Global Opportunity Fund Class I	N/A	N/A		N/A		12,477	12,477
ALPS Global Opportunity Fund Class R	N/A	N/A		N/A		192	192

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the six month period ended April 30, 2023, this amount equaled $1,523,155 and is disclosed in the Consolidated Statement of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | Kotak India ESG Fund recouped $12,512 of expenses during the six month period ended April 30, 2023.

RiverFront Asset Allocation Growth & Income does not pay a management fee or contractually limit the amount of it's total annual expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India ESG Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $3,643 during the six month period ended April 30, 2023.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS Global Opportunity Fund only) and shares. The Plans allows a Fund to use Investor Class, Class A, Class C, and Class R assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, and Class R shares and/or the provision of shareholder services to Investor Class, Class A, Class C and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, and Class R shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

81 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations or Consolidated Statement of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations or Consolidated Statement of Operations, if applicable to the Funds.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six month period ended April 30, 2023 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six month period ended April 30, 2023, are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations or Consolidated Statement of Operations.

82 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATION

At a regular meeting of the Board of Trustees held on September 29, 2021, the Trustees of RiverFront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate (the “Acquired Funds”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Funds into the RiverFront Asset Allocation Growth & Income (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Funds.

The purpose of the Reorganization was to combine three funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization on January 24, 2022, and pursuant to the terms of the Plan, shareholders of the Acquired Funds became shareholders of the Acquiring Fund and received their respective class shares. Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The Acquired Fund's securities were recorded at fair value, however, the cost basis of the investments received from the Aggressive Fund and Moderate Fund were carried forward to align ongoing reporting of the Growth & Income Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

As of the close of business on January 21, 2022, assets of the Acquired Funds were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. On the Reorganization date, the Acquiring Fund and the Acquired Funds reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	4,423,781	$61,761,680	Aggressive Fund	1,704,592	$24,687,921

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	4,423,781	$61,761,680	Moderate Fund	3,908,462	$45,690,615

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Aggressive Fund	$ 24,684,519	$ 6,067,004

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Moderate Fund	$ 45,660,335	$ 7,174,726

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Growth & Income Fund was $132,134,117

As a result of the Reorganization, 5,042,597 Shares were issued in the Riverfront Asset Allocation Growth & Income.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

83 | April 30, 2023

Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

84 | April 30, 2023

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS002333

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Semi-Annual Report

**April 30, 2023**

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
Management Commentary	4
Performance Update	10
Statements of Investments	18
Statements of Assets and Liabilities	72
Statements of Operations	74
Statements of Changes in Net Assets	75
Financial Highlights	79
Notes to Financial Statements	95
Additional Information	106
Privacy Policy	107

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2022 and held until April 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2022 – April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1| April 30, 2023

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During Period November 1, 2022 - April 30, 2023(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,025.80	0.77%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	0.77%	$3.86
Class A
Actual	$1,000.00	$1,025.70	0.79%	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
Class C
Actual	$1,000.00	$1,022.20	1.49%	$7.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	1.49%	$7.45
Class I
Actual	$1,000.00	$1,027.20	0.49%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$1,062.20	0.92%	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	0.92%	$4.61
Class A
Actual	$1,000.00	$1,061.00	0.94%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	0.94%	$4.71
Class C
Actual	$1,000.00	$1,058.60	1.64%	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	1.64%	$8.20
Class I
Actual	$1,000.00	$1,063.70	0.64%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21

2| April 30, 2023

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During Period November 1, 2022 - April 30, 2023(b)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$1,000.00	$1,034.10	1.17%	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	1.17%	$5.86
Class A
Actual	$1,000.00	$1,033.10	1.14%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.14%	$5.71
Class C
Actual	$1,000.00	$1,030.40	1.90%	$9.57
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,035.50	0.90%	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$1,000.00	$1,068.90	1.11%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.11%	$5.56
Class A
Actual	$1,000.00	$1,068.70	1.14%	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.14%	$5.71
Class C
Actual	$1,000.00	$1,065.30	1.85%	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
Class I
Actual	$1,000.00	$1,070.30	0.85%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

3| April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

Dear Shareholder,

The ALPS | Smith Total Return Fund and ALPS | Smith Short Duration Fund were launched on June 29, 2018. We followed with the launch of the ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund on September 15, 2020. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships and investing excellence. Our goal is to provide shareholders with consistent, risk-adjusted returns with a keen focus on capital preservation. The discussion below is provided by the author as of April 30, 2023.

Total Return

The ALPS | Smith Total Return Bond Fund Class I marked a positive return of 637 basis points (bps) in the six-month period ending April 30, 2023, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, by 54 bps. The Fund outperformed the Index by 697 bps since its inception on June 29, 2018. The underperformance during the six-month period ending April 30, 2023, was attributable to an overall shorter duration during the rapid rally in interest rates in March given the systemic risk fears highlighted by the failure of Silicon Valley and Signature Banks. Additionally, the Fund’s overweight in corporate credit assets caused underperformance, despite rallying for most of the period, due to the overall risk-off move in the markets in March. The Funds underweight in mortgage-backed securities (MBS) aided performance as MBS performed poorly due to elevated interest rate volatility and technical pressure from the banking system failures. The overall performance since inception through April 30, 2023, was achieved by focusing on active portfolio positioning, duration management, security selection and bottom-up fundamental credit analysis.

Short Duration

The ALPS | Smith Short Duration Bond Fund Class I marked a positive return of 272 bps in the six-month period ending April 30, 2023, underperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index, by 17 bps. The Fund outperformed the Index by 522 bps since its inception on June 29, 2018. As a continuing theme, the Fund’s allocation to corporate bonds and short duration positioning during March 2023 drove underperformance of the Fund vs. the Index during the period. Both portfolio positions were accretive to performance during the period until March. Individual security selection within corporate credit was another component of the excess returns for the first five months of the period, however the market reversal in March reduced this impact. With The Federal Reserve (Fed) continuing to focus on the threat of sticky inflation, the Fund maintained its focus on capital preservation with a negative view on short term interest rates. While being overweight credit on a percentage basis vs. the benchmark during the six-month period, the Fund continued to shorten its credit duration positioning. The shape of the yield curve allowed investors to generate higher yields in shorter duration securities compared to the yields from riskier longer duration credit exposure.

Credit Opportunities

The ALPS | Smith Credit Opportunities Fund Class I marked a positive return of 355 bps in the six-month period ending April 30, 2023, while underperforming its benchmark, a 50/50 blend of the Bloomberg US Aggregate Bond Index and the Bloomberg US Corporate High Yield Bond Index, by 302 bps. The Fund outperformed the Index by 212 bps since its inception on September 15, 2020. Since its inception, outperformance of the Fund has been driven by positive asset allocation, active portfolio positioning and duration/yield curve management. The underperformance of the Fund over the shorter, most recent semi-annual period was predominantly driven by security selection and yield curve positioning, partially offset by asset allocation.

Balanced Opportunity

The ALPS | Smith Balanced Opportunity Fund Class I marked a positive return of 703 bps in the six-month period ending April 30, 2023, underperforming its benchmark, a blend of 55% Bloomberg US 1000 / 45% Bloomberg US Aggregate Bond Index, by 47 bps. The Fund outperformed the Index by 382 bps since its inception on September 15, 2020. The performance within the Fund’s Fixed Income sleeve during the period was attributed to the Fund’s relatively defensive duration positioning and an overweight in corporate credit assets, as well as corporate and securitized security selection. The positive performance within the Equity sleeve during the period was attributed to stock selection in the Communication Services and Materials sectors. An underweight in Technology was a minor headwind to performance. Overall performance was also aided by the active asset reallocations between the Fund’s Equities and Fixed Income positions. The Fund’s overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, bottom-up fundamental credit analysis and active asset allocation between the Fixed Income and Equity sleeves.

Macro Commentary

Throughout the semi-annual period, the market was whipsawed between growing concern that the Federal Reserve was not slowing demand fast enough, pushing rate hike expectations higher. This quickly flipped to markets pricing in well over 100 bps of rate cuts and an imminent recession due to a banking crisis. As the dust settled on what was essentially one month of volatility, we saw the Fed continue their rate hiking path at the same time indicating that they are nearing the terminal level. While the banking crisis unearthed the unintended consequences of tightening policy at a rapid pace, we can both acknowledge that the economy continues to have a strong foundation, yet the possibility of event risk is growing. Views within the market are becoming even more polarized, not only within economic commentary but also within signals from both risk and risk-free assets.

The overall theme for this period was impending recession. Fears were already growing in the first quarter of 2022 around the Fed’s need to continue aggressively raising rates and potentially push the US economy into a recession. The fears were initially validated by the collapse of Silicon Valley Bank beginning in March. However, a

4| April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

combination of support from the Fed as well as the Federal Deposit Insurance Corporation (FDIC) calmed market fears and allowed participants to focus once again on the underlying economic data.

Though many in the market want to believe we are nearing the end of the cycle, the consumer still, much to the market’s surprise, remains resilient. Throughout the reporting period, we saw an average of 290k jobs created, overall 9M jobs were still available and wages reported above 4% year-over-year (YoY). We received the first look at 1Q 2023 gross domestic product (GDP) and consumption marked 3.7% seasonally adjusted annual rate (SAAR), the highest pace since 2021. That being said, confidence remains weak, reminding us that the consumer may not “feel” as healthy as the data suggests plus the consumer believes inflation remains too high. While we see a path of uncertainty post-the aggressive Fed tightening, in our view, the consumer’s resilience remains a source of strength and continues to be underpinned by a strong foundation.

Housing and manufacturing have not only been disrupted by the pandemic and recovery, but also by the rapid pace of Fed rate hikes. Housing was aided in the initial stages of the pandemic by work-from-home and low-interest rates. As rates moved up, affordability became out of reach for many, and the pace of sales declined. The next stage of recovery saw limited supply hindering home sales. After rising over 45% YoY during the height of the crises, existing home sales are now down 23% YoY. Manufacturing was negatively impacted by supply chain disruptions as well as labor issues and pricing throughout the pandemic and recovery. As time has passed, tightening of financial conditions due to higher rates as well as shifting consumer trends continue to weigh on the manufacturing sector. The ISM Manufacturing index once again fell below 50 - the point of expansion vs. contraction – with comments now focusing on slowing demand. Employment within the ISM report was impacted by lower demand and after pricing fell for most of 2022, prices paid within the ISM report once again increased off the lows in the first part of 2023.

GDP rose 2.6% in 4Q 2022 and 1.1% in 1Q 2023, marking 1.6% YoY as of the end of the first quarter. Final sales to domestic purchasers saw a robust 3.2% gain in the first quarter. As mentioned above, the consumer rose a strong 3.7% SAAR and continues to remain a pillar of strength. Business investment was weak in 1Q 2023 with equipment down 7.3%, while inventories detracted 2.26% from the headline number, and residential investment fell 4.2% in the quarter. The Fed’s attempt to slow demand is working, however we believe the reporting period shows an economy that remains uneven but is held up by a strong foundation.

Inflation is moving lower but not as quickly as the Fed would like. The Fed continues to focus on the inflation side of the mandate as they feel employment remains stable. Core Consumer Price Index (CPI) reported a high of 6.6% YoY in September 2022 and is now down to 5.6% YoY. Core personal consumption expenditures (PCE) rose to 5.4% YoY in February 2022 and now sits at 4.6% YoY. While the Fed is nearing the terminal level – above 5% on the Fed Funds Rate – they have suggested that there is still more work to be done.

This may include holding rates at the terminal level for longer than the market is expecting. In March, the market expected the Fed to continue hiking rates throughout 2023. Post the bank failures, the market narrative flipped to an expectation that the Fed would cut rates well over 100 bps by January 2024. As of the end of April 2023, the market expects the terminal level to push modestly above 5% before easing to 4.25% by January 2024.

The Issues that have plagued us for the past year remain - high inflation but a strong foundation and a resilient consumer. The Fed is fiercely focused on fighting inflation at the expense of growth and a recovery that is walking a very fine line between sub-potential growth and recession. We believe there are many unintended consequences that have yet to be uncovered due to the Fed’s aggressive tightening policy, and at a minimum, volatility will be with us for some time.

Portfolio Positioning

Throughout the semi-annual period ending April 2023, Smith Capital Investors turned more defensive with its view towards a slowing economic backdrop but stubbornly sticky inflation. The market has undergone a substantial period of repricing as monetary policy turned restrictive in response to higher inflation.

Total Return - Asset allocation within the Fund changed throughout the period with a steady increase in mortgage-backed securities (MBS) and Agency guaranteed commercial MBS given historically attractive valuations. Within the Fund’s corporate credit exposure there was a gradual decrease in exposure, offset by some selective additions in what we believe to be attractively valued, more fundamentally defensive exposure. The decreases in the Fund’s overall credit weighting were smaller in magnitude compared to the previous two periods. However, the Fund’s duration contribution across investment grade and high-yield credit remains near the low end of the Fund’s traditional positioning, given the increased uncertainty in the future macroeconomic environment and recent systemic risk fears. The Fed’s shift towards rate hikes and “Quantitative Tightening” (QT) has served to reverse the “crowding out” effect the Fed targeted, post the Great Financial Crisis. We believe that this drain of liquidity across the investing universe will continue to increase the volatility of asset prices as markets seek to adjust to this new dynamic. Elevated volatility, combined with increased geopolitical uncertainty and concerns about corporate fundamentals, has made us less constructive on corporate credit exiting the period. However, we have been encouraged by the resiliency of corporate fundamentals to date and management teams’ attempts to proactively address underlying business weaknesses.

We continue to seek investments in companies whose management interests are aligned with debtholders, either via reducing leverage or outright debt levels. Additionally, we look for a focus on managing through a variety of scenarios as this can provide optionality and downside protection. As mentioned previously, corporate fundamentals have remained resilient despite the economic weakness that has transpired due to the quantitative tightening cycle. We will seek to maintain a close focus on how this impacts earnings reports going forward; however, thus far the declines in earnings and

5 | April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

forecasts have been much more impactful to equity valuations vs. the underlying creditworthiness of corporations.

As during most market conditions, entering the second half of the fiscal year, short-duration high yield remains a focus for us. This area of the market has much less forecasting error embedded in its analysis as it is a liquidity evaluation over a very short period vs. a longer-term projection of industries, commodity prices and competitive dynamics facing a sector/company. We believe that positioning here can allow the Fund to realize higher yield profiles vs. recent years while doing so with limited risk addition to the Fund’s overall portfolio.

In addition, we are watching the market transition from a negative real rate environment (driven by Fed policy) to a positive real rate environment (more conscious of inflation). While this transition created great volatility and significant markdowns on Fixed Income securities, we view this as healthy. In a world of negative real yields, and in some cases, negative absolute yields, valuations can exhibit a lack of common sense. We believe the transition back to a positive real rate will provide new and more attractive opportunities for investors within the Fixed Income space. We believe duration and yield curve management will be of critical importance as we work through the next cycle.

Short Duration – While the Fund’s overall elevated credit exposure was maintained during the period, it is now significantly lower than levels a year ago given a high amount of maturities, tender activity and bonds being called by issuers. We view this as a key part of the portfolio construction process, and believe this high amount of “roll-off” allows for natural portfolio repositioning as economic and market conditions change. While corporate fundamentals have remained resilient, and the yield pickup is material vs. other asset classes, the increased uncertainty of the macro and corporate outlooks have argued for these proceeds to largely be reinvested in other asset classes, primarily US Treasuries. Given the material change in short-duration US Treasury yields earlier in 2022, and the commentary out of the Fed indicating that we may be getting closer to the end of the current rate hiking cycle, some of these proceeds have been reallocated to the Treasury market where investors do not have to contend with corporate risk profiles. We continue to monitor the changing market consensus around the forward path for the Fed regarding the removal of accommodation.

Credit Opportunities – During the six-months ended April 30, 2023, the market was impacted by a number of factors, including the lagging effects of one of the sharpest interest rate increases in history. The most notable impact from swiftly tightening monetary policy was the stress within the US banking industry and the collapse of several regional banks. While we recognize the underlying risk factors that all banks face, we believe certain idiosyncratic factors were largely responsible and we do not see these risks shared across the rest of the banking space. As a consequence of recent banking stresses, we see a tighter lending environment going forward, which we believe should put further pressure on financial conditions as the banking system takes a more protective posture on capital, liquidity and funding profiles.

Looking through the fundamentals we continue to see what we believe to be broad balance sheet strength on both the consumer and corporate side. The liquidity injections during the pandemic and the strong job market built up resiliency on the consumer side. On the corporate side, price increases in excess of inflation benefited margins and credit ratios. While the strong fundamental backdrop may provide a margin of safety heading into a potentially adverse environment, we are seeing signs of these excesses deteriorating. Endeavoring to understand the magnitude of deterioration has been a key monitoring point for us.

During the period, incrementalism continued to be one of our favored approaches when it comes to portfolio positioning. Over the past six months, the Fund steadily increased its long key rate duration via predominantly long treasuries. We believe expectations are for increased volatility and risk to the future economic outlook. While long treasury correlation to risk assets has been high during the hiking cycle, with inflation being the enemy of both, we believe this lever remains powerful as a downside protection tool, particularly as we approach the end of expected rate hiking.

At period end, the Fund continues to see numerous advantages in allocating to shorter duration credit, as opposed to longer duration credit, from both a carry and spread risk perspective. Shorter maturity credit requires fewer assumptions around the future cash flows of a business, which can translate into strong risk-reward profiles. In an environment characterized by high levels of uncertainty and increased dispersion amongst company and sector fundamentals, we feel that the Fund’s allocation to shorter duration credit at period end enhances the resiliency of the Fund’s portfolio.

Balanced – The Fund’s Fixed Income sleeve was run largely in line with the Total Return Fund, gradually decreasing the Fund’s credit exposure throughout the period - most notably in investment grade. Duration contribution from credit across both investment grade and high yield was also reduced. Overall portfolio duration was actively managed with continued market fears around sticky inflation and the potential forward path of the Fed. Notably, compared to the Total Return Fund, the Fund continues to run a lower relative credit risk profile given the current asset allocation between Fixed Income and Equities. The Fund was ~65% invested in the Equity sleeve and ~35% in the Fixed Income sleeve due to market opportunities at the end of the period.

The Equity sleeve maintained consistent positioning through the period. Sector overweights in Materials and Energy were balanced by large active stock positions in areas like Technology, Health Care, and Consumer Staples. The sleeve had a moderate style tilt toward cyclical value and dividend yield at the end of the period.

Within the Funds’ US Treasury allocations, we remained active in duration management. The beginning of the period saw the Funds with shorter durations compared to the Funds’ respective indices; however, we were more active in this area as volatility increased and yields moved dramatically higher, specifically in the front-end of the yield curve due to concerns around inflation into February. The

6| April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

move higher in yields quickly halted with the collapse of Silicon Valley Bank. Not only did Treasuries mark a flight-to-quality move across the curve, but we also saw the front-end completely re-price Fed hiking expectations and the 2-yr rallied ~130 bps in a matter of weeks. The long end of the yield curve held within a range throughout the volatility as markets were whipsawed between brewing financial risks and still present inflation. Entering the second half of the fiscal year, we remain proactive in seeking to use the longer duration US Treasury position as a potential insurance policy when the need arises and believe that we reached peak yields for this cycle as the Fed is nearing the terminal level and inflation is showing signs of easing.

Within the Funds’ securitized allocations, during the period, we actively increased the Funds’ allocations to Agency-backed mortgage-backed securities via specific mortgage pools, collateralized mortgage obligations (CMOs) and Agency guaranteed commercial mortgage-backed securities (CMBS). Valuations for these asset classes had been repressed following the direct Fed investment in this area of the market as part of its COVID-19 Quantitative Easing (QE) response. Valuations were more attractive as the year progressed, but this accelerated in the later part of the year and into the beginning of 2023. Overall, the increase in mortgage rates, slowdown in prepayments, and the ongoing reduction in the Federal Reserve’s MBS holdings were headwinds for this area of the market. Additionally, with the significant rise in interest rates throughout 2022, we witnessed a large-scale duration extension of the Agency MBS market, exactly at the time investors were searching for shorter duration options. Valuations started to adjust to these new realities to a point that we believe mortgages are now offered, finally, at an attractive risk-adjusted return profile to compete with other major asset classes. As such, we actively added to the Fund’s Portfolio during the period while acknowledging that the headwinds for the asset class are unlikely to abate. Exiting the period, we continue to believe that select CMOs and Agency CMBS provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield compared to the broader market. Throughout 2022, we were aided in navigating volatility by our continued focus on seeking to select securities that perform well through a wide band of underlying economic and interest rate assumptions rather than a specific directional view.

Fixed Income Themes

Credit — In our last letter we talked about our internal debate over what matters most from a valuation perspective – spreads or yields – as it pertains to credit markets. Our conclusion then was that both inseparably matter. Our view has not changed but our most important debate item has. At period end, we find ourselves questioning seemingly divergent market pricing in the rates market relative to the spread market. Looking at valuations, we would argue rate market pricing indicates expectations that the Fed will start cutting rates soon. Typically, cuts are preceded, even if only shortly, by a negative catalyst so we would not view this as bullish for risk assets. On the other hand, spread and equity market valuations seem to be implying the expectation for more of a “soft landing.” While pricing of risk isn’t always consistent across markets, we think this dynamic is indicative of elevated uncertainty and the potential for a wide range of outcomes. In this environment, we are pushing for clarity on direction while embedding optionality in the Fund’s portfolio construction and diligently pursuing potential investments with ample levers that can be used or are currently being used to the benefit of creditors.

This ultimately brings us back to our foundational security selection focus. In the current environment we continue to find the following of critical importance:

Security Selection – Under the surface of the Investment Grade and High Yield Corporate Credit indices there is always a significant opportunity to find mispriced securities. No matter the inning of the credit cycle or the outlook, there will always be differences in outcomes created by changing corporate credit risk profiles and catalysts. In addition to focusing on securities with strong risk-adjusted returns, we look to overweight issuers that display higher probabilities for improving credit strength, regardless of the macroeconomic backdrop.

Security Avoidance – Conversely, active management can purposefully choose to avoid owning certain credits or securities and should do so. In our view, a credit that has a higher probability of going through a phase of deteriorating credit strength would be a prime example of a name to avoid. On the security side, there may be fundamental, structural, or technical factors that create a lower estimated ratio of potential upside relative to the downside.

Risk-Adjusted Carry – Carry (yield income) is of elevated importance as a tailwind to fixed income portfolios. However, not all carry is the same. Fundamental analysis can unearth risk profiles that may be viewed more or less favorably when compared to their commensurate carry profiles. In our view, the amplifying nature of duration and the general flatness of all-in-yield credit curves only increase the importance of focusing on risk-adjusted return profiles.

MBS – MBS has faced numerous headwinds as of the end of the period covered by this report including a pickup in interest rate volatility in March, fears about forced selling from regional banks as part of the systemic risk fears and the continued reduction of MBS holdings by the Federal Reserve. Combined, these factors have driven MBS to underperform substantially during the reporting period. Ending October 31, 2022, the Bloomberg US MBS Index (MBS Index) had nominal returns of negative 1489 bps YTD driven largely by the impact of rising US Treasury yields combined with widening asset class spreads. Nominal MBS spreads remain extremely elevated at 169 bps as of April 30, 2023. The rise in mortgage rates driving lower refinancing volumes pushed the duration of the MBS Index above 6yrs (near all-time highs). As we have highlighted previously, the risk of this increase in the duration of mortgages came at exactly the wrong time for investors, increasing the negative impact of rising yields. From an excess return perspective, which adjusts for duration differentials, the MBS Index continued its recent

7| April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

underperformance compared to the Bloomberg US Aggregate Bond Index; YTD underperforming by 66 bps.

At period end, we believe MBS appears to be an attractive asset allocation. MBS nominal spreads and option-adjusted spread (OAS) remain well above historic averages. Additionally, the embedded compensation for interest rate volatility is above average. Finally, with durations near the quantitative peak, negative convexity is now one directional, making the portfolio management process centered around making MBS duration simpler. We believe this should help to offset some of the impacts of the Fed’s MBS runoff, making the risk-adjusted return outlook from MBS much more attractive than it has been for the last couple of years.

Interest Rates – Treasuries repriced over the semi-annual period. This resulted in lower yields across the entire curve by the end of April 2023. Volatility was high throughout the last six months due to event driven risks, specifically the collapse of Silicon Valley Bank and Signature Bank followed by First Republic Bank. The front-end moved up rapidly in February, reaching a recent high yield of 5.07 as Fed expectations repriced on fears of sticky inflation. This quickly reversed, falling to 3.77 due to fears that the Fed’s ~500 bps of rate hikes would have unintended consequences for the economy. Both the 10-yr and 30-yr moved within ~90 bps range throughout the period as the market flipped between the sticky inflation narrative and a flight-to-quality rally.

The Fed continued the rate hiking path, raising rates from 3.25 to 5% (upper bound range) over the six-months even with the market volatility, clearly stating that they had more work to do to bring inflation down. The 10 year-3 month curve inverted further, suggesting impending recession while other curves started to unwind the extreme inversions. Both 5 year/30 year and 10 year/30 year curves moved back to a positive curve relationship. As of the end of the reporting period, markets expect the Fed to pause rates at the 5-5.25% level before cutting rates to 4.25% by January 2024. We were once again reminded throughout the market volatility that the long-end remains a safe haven asset in a flight-to-quality move.

Entering the second half of the fiscal year, we believe that inflation has peaked, the Fed will reach a terminal level around 5% and growth will slow, all while risks continue to build in the background. Warning signs are flashing, and recession fears continue to build, but we remain positive on the strength of the labor market and the resilience of the consumer. We are in an adjustment phase which is, and may continue to be painful, but if the pandemic has taught us anything, it is to expect the unexpected. There will be winners and losers, similar to the heart of the pandemic. Given the strong foundation of both businesses and consumers, there is a small, but diminishing, chance that we can grow at sub-potential levels or produce a mild recession, but the risks are rising. The Fed is walking a thin line between making sure that inflation is completely under control or creating a more severe recession. Thus far, even with the market risk and volatility we registered in the first quarter of 2022, the Fed is committed to fighting inflation. The push/pull between the market’s view and the Fed’s desires has been a consistent theme for many years. It is important to remember that the market is traditionally early to a theme while the Fed is historically late to act.

We will seek to be opportunistic in this market both in credit and US Treasury exposures given the recent large-scale moves in valuations. At a high level, we expect that Treasuries will become more appreciated by the market as we get closer to the end of the Fed’s hiking cycle. This may allow Treasuries to once again be utilized as a potential insurance policy in a flight-to-quality move.

Conclusion – We have once again been reminded that cycles are shorter, and the market reprices much faster than in previous periods. While we spent the semi-annual period living between two extreme market events and opposing views, when we cut through the short-term noise, we remain constructive on the foundation of the economy.

We continue to live in a push/pull between the Fed and the market and while it briefly looked like the market won the first round in 2023, the Fed is still in the game. With the increased market volatility, we believe in defensiveness and incrementalism and remain excited for the market opportunities ahead in Fixed Income. Exiting the period, we not only have heightened levels of liquidity across the Funds’ portfolios, but we are also focused on seeking to make smart but aggressive moves while leaning on the math behind the market as our keys to success.

The risks are rising, and the outlook is less straightforward as we near the end of the current cycle. While the Fed will continue to fight inflation, in our view they are closer to the terminal level than previous periods. We are encouraged by both consumers and businesses but recognize that the economy remains uneven. We believe there is still a small chance that the Fed can facilitate a soft landing, maintain the terminal level and allow the economy to grow at sub-potential levels. As time progresses, this view is becoming less likely, and the odds of recession are rising.

As we previously discussed, the Funds’ portfolios over the next six-to-twelve months may look different as we enter the next phase in the cycle. Our job is to seek to recognize changes in sentiment and direction in markets. With current outright levels on yields, our view is that the market looks more attractive - even considering the uncertainty on the horizon - than at many points over the last five years. To say we are excited about the opportunity in the Fixed Income space is an understatement. Our philosophical belief that portfolios should change and evolve as we move through cycles is reinforced in this environment. There will be a time in the future when opportunistic positioning will be rewarded.

At our core, we are active managers, and both security selection and avoidance are always at the front of our mind. Our three pillars continue to drive our actions – Investment Excellence, Relationships/People, and Intentional Culture.

8| April 30, 2023

ALPS | Smith Funds

Management Commentary	April 30, 2023 (Unaudited)

With great appreciation and gratitude,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Jonathan Aal	Garrett Olson, CFA
Portfolio Manager	Portfolio Manager

Laton Spahr, CFA	Eric Hewitt
Portfolio Manager (ALPS Advisors)	Portfolio Manager (ALPS Advisors)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

ALPS Advisors, Inc. is the investment adviser to the Fund and Smith Capital Investors, LLC is the investment sub-adviser to the Fund. ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., affiliated entities, are unaffiliated with Smith Capital Investors, LLC. ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Fund.

9 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	2.72%	1.28%	0.95%	2.33%	0.56%	0.49%
Investor (NAV)	2.58%	1.09%	0.68%	2.04%	0.85%	0.79%
Class A (NAV)	2.57%	1.10%	0.71%	2.05%	0.84%	0.79%
Class A (MOP)	0.26%	-1.22%	-1.16%	0.86%
Class C (NAV)	2.22%	0.28%	-0.06%	1.29%	1.53%	1.49%
Class C (CDSC)	1.22%	-0.71%	-0.06%	1.29%
Bloomberg U.S. Government/Credit Bond Index¹	7.01%	-0.26%	-3.14%	1.40%
Bloomberg 1-3 Year Government/Credit Bond Index²	2.89%	1.15%	-0.47%	1.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

10 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2023 (Unaudited)

[1]	Bloomberg US Government/Credit Index: a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. One may not invest directly in an index.

[2]	Bloomberg 1-3 Year US Government/Credit Index: includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. One may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	68.87%
Government Bond	28.74%
Mortgage-Backed Securities	1.34%
Collateralized Mortgage Obligations	0.10%
Commercial Mortgage-Backed Securities	0.05%
Cash, Cash Equivalents, & Other Net Assets	0.90%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets)†

U.S. Treasury Note 4.625% 2/28/2025	3.97%
U.S. Treasury Note 4.125% 1/31/2025	3.94%
U.S. Treasury Note 3.875% 3/31/2025	3.92%
U.S. Treasury Note 4.625% 3/15/2026	3.41%
U.S. Treasury Note 3.125% 8/15/2025	3.41%
U.S. Treasury Note 4.375% 10/31/2024	2.94%
U.S. Treasury Note 4.25% 9/30/2024	2.94%
U.S. Treasury Note 4.25% 12/31/2024	2.30%
VICI Properties LP 4.375% 5/15/2025	1.33%
Buckeye Partners LP 4.15% 7/1/2023	1.30%
Top Ten Holdings	29.46%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	28.74%
Banks	19.14%
Auto Manufacturers	7.07%
Electric	5.87%
Pipelines	4.88%
Diversified Financial Services	3.36%
Chemicals	3.13%
Food	2.18%
Healthcare-Products	2.18%
REITS	1.85%
Retail	1.82%
Aerospace/Defense	1.64%
Healthcare-Services	1.55%
Mortgage Securities	1.50%
Pharmaceuticals	1.28%
Electronics	1.02%
Other Industries (each less than 1%)	11.89%*
Cash, Cash Equivalents, & Other Net Assets	0.90%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

11 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	6.37%	-0.63%	-1.35%	2.44%	0.73%	0.64%
Investor (NAV)	6.22%	-0.92%	-1.67%	2.13%	0.98%	0.94%
Class A (NAV)	6.10%	-1.00%	-1.66%	2.15%	0.98%	0.94%
Class A (MOP)	3.66%	-3.19%	-3.50%	0.96%
Class C (NAV)	5.86%	-1.62%	-2.36%	1.42%	1.71%	1.64%
Class C (CDSC)	4.86%	-2.58%	-2.36%	1.42%
Bloomberg US Aggregate Bond Index[1]	6.91%	-0.43%	-3.15%	1.10%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

12 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2023 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.64% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	48.88%
Government Bond	23.18%
Mortgage-Backed Securities	10.45%
Collateralized Mortgage Obligations	9.97%
Commercial Mortgage-Backed Securities	3.36%
Preferred Stock	2.79%
Bank Loan	0.20%
Cash, Cash Equivalents, & Other Net Assets	1.17%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 3.625% 2/15/2053	4.36%
U.S. Treasury Note 2.625% 5/31/2027	3.36%
U.S. Treasury Bond 4.00% 11/15/2052	3.17%
U.S. Treasury Bond 3.875% 2/15/2043	2.43%
U.S. Treasury Bond 3.375% 8/15/2042	2.30%
U.S. Treasury Note 3.50% 1/31/2028	1.86%
U.S. Treasury Bond 4.00% 11/15/2042	1.74%
PNC Financial Services Group, Inc. 3M US L + 3.678% 12/31/2049	1.30%
U.S. Treasury Note 1.50% 1/31/2027	1.18%
Freddie Mac Multifamily Structured Pass Through Certificates 2.079% 1/25/2031	0.92%
Top Ten Holdings	22.62%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Mortgage Securities	23.79%
Sovereign	23.18%
Banks	12.11%
Pipelines	5.51%
Diversified Financial Services	3.30%
Auto Manufacturers	2.85%
Electric	2.32%
Food	2.20%
Media	2.13%
Healthcare-Services	1.63%
Oil & Gas	1.46%
Aerospace/Defense	1.45%
Insurance	1.42%
Telecommunications	1.34%
Entertainment	1.32%
Airlines	1.18%
Pharmaceuticals	1.02%
Other Industries (each less than 1%)	10.62%*
Cash, Cash Equivalents, & Other Net Assets	1.17%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

13 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	3.55%	-1.10%	-0.70%	0.94%	0.91%
Investor (NAV)	3.41%	-1.37%	-1.00%	1.21%	1.21%
Class A (NAV)	3.31%	-1.34%	-0.98%	1.21%	1.21%
Class A (MOP)	1.02%	-3.59%	-1.83%
Class C (NAV)	3.04%	-2.08%	-1.69%	1.91%	1.91%
Class C (CDSC)	2.04%	-3.02%	-1.69%
50% Bloomberg US Aggregate Bond Index / 50% Bloomberg US Corporate High Yield Bond Index[1,2]	6.57%	0.47%	-1.51%
Bloomberg US Aggregate Bond Index	6.91%	-0.43%	-4.29%
Bloomberg US Corporate High Yield Bond Index	6.21%	1.22%	1.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

14 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Performance Update	April 30, 2023 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.

[2]	Bloomberg US Corporate High Yield Bond Index: measures the USD-denominated, high yield, fixed-rate corporate bond market. One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	79.92%
Government Bond	9.56%
Preferred Stock	5.45%
Mortgage-Backed Securities	1.89%
Common Stock	0.94%
Collateralized Mortgage Obligations	0.65%
Bank Loan	0.30%
Commercial Mortgage-Backed Securities	0.07%
Cash, Cash Equivalents, & Other Net Assets	1.22%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 3.625% 2/15/2053	3.51%
U.S. Treasury Note 4.625% 2/28/2025	2.84%
Genesis Energy LP / Genesis Energy Finance Corp. 8.00% 1/15/2027	2.12%
U.S. Treasury Note 2.50% 1/31/2024	1.89%
PNC Financial Services Group, Inc. 3M US L + 3.678% 12/31/49	1.78%
United Airlines 2020-1 Class A Pass Through Trust 5.875% 10/15/2027	1.74%
Midwest Connector Capital Co. LLC 3.90% 4/1/2024	1.69%
Cloud Software Group, Inc. 6.50% 3/31/2029	1.69%
NMG Holding Co. Inc / Neiman Marcus Group LLC 7.125% 4/1/2026	1.66%
Penn Entertainment, Inc. 5.625% 1/15/2027	1.64%
Top Ten Holdings	20.56%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Pipelines	11.20%
Banks	11.06%
Sovereign	9.56%
Diversified Financial Services	6.77%
Media	5.67%
Oil & Gas	5.41%
Retail	4.84%
Entertainment	4.14%
Electric	4.13%
Airlines	3.50%
Auto Manufacturers	3.13%
Commercial Services	2.71%
Real Estate	2.52%
Chemicals	2.42%
Mortgage Securities	1.86%
Packaging & Containers	1.78%
Software	1.69%
Advertising	1.32%
Home Builders	1.30%
Aerospace/Defense	1.23%
Food	1.22%
Environmental Control	1.11%
REITS	1.03%
Other Industries (each less than 1%)	9.18%*
Cash, Cash Equivalents, & Other Net Assets	1.22%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

15 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Performance Update	April 30, 2023 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2023)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2023)

	6 Month	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	7.03%	-0.18%	4.37%	1.41%	0.85%
Investor (NAV)	6.89%	-0.45%	4.08%	1.59%	1.15%
Class A (NAV)	6.87%	-0.46%	4.09%	1.60%	1.15%
Class A (MOP)	3.43%	-3.68%	2.77%
Class C (NAV)	6.53%	-1.10%	3.35%	2.30%	1.85%
Class C (CDSC)	5.53%	-2.08%	3.35%
55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index[1,2]	7.50%	1.03%	2.99%
Bloomberg U.S. Aggregate Bond Index[2]	8.01%	1.82%	8.99%
Bloomberg U.S. 1000 TR Index[1]	6.91%	-0.43%	-4.29%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

16 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Performance Update	April 30, 2023 (Unaudited)

[1]	Bloomberg US 1000 TR Index: a float market-cap-weighted benchmark of the 1000 most highly capitalized US companies. One may not invest directly in the index.

[2]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.
^	Fund Inception date of September 15, 2020.
*	Please see the prospectus dated February 28, 2023 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.85% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stock	57.88%
Corporate Bond	16.54%
Government Bond	8.92%
Collateralized Mortgage Obligations	4.61%
Mortgage-Backed Securities	3.51%
Preferred Stock	1.43%
Commercial Mortgage-Backed Securities	0.09%
Cash, Cash Equivalents, & Other Net Assets	7.02%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

Microsoft Corp.	2.97%
NVIDIA Corp.	2.14%
UnitedHealth Group, Inc.	1.90%
Meta Platforms, Inc.	1.89%
Apple, Inc.	1.79%
ConocoPhillips	1.76%
McDonald's Corp.	1.50%
Alphabet, Inc.	1.47%
U.S. Treasury Bond 4.00% 11/15/2052	1.41%
U.S. Treasury Bond 3.625% 2/15/2053	1.37%
Top Ten Holdings	18.20%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	8.92%
Mortgage Securities	8.21%
Retail	6.51%
Banks	5.84%
Software	4.52%
Semiconductors	4.49%
Internet	4.41%
Healthcare-Services	4.12%
Diversified Financial Services	4.06%
Pipelines	3.52%
Oil & Gas	3.44%
Pharmaceuticals	2.71%
Healthcare-Products	2.62%
Telecommunications	1.96%
Computers	1.88%
Chemicals	1.75%
Media	1.62%
Aerospace/Defense	1.59%
REITS	1.51%
Mining	1.40%
Lodging	1.29%
Beverages	1.26%
Airlines	1.19%
Biotechnology	1.13%
Machinery-Diversified	1.10%
Environmental Control	1.06%
Electric	1.01%
Insurance	1.00%
Other Industries (each less than 1%)	8.84%*
Cash, Cash Equivalents, & Other Net	7.02%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries

17 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.10%)

Fannie Mae
Series 1993-184, Class M, –%, 09/25/2023(a)	$493	$489
Series 1993-189, Class FB, 10Y US TI + -0.65%, 10/25/2023(b)	497	495
Series 1993-230, Class FA, 1M US L + 0.60%, 12/25/2023(b)	4,168	4,170
Series 1993-255, Class E, 7.100%, 12/25/2023	4,516	4,509
Series 1993-27, Class FC, 1M US L + 0.90%, 08/25/2023(b)	7	7
Series 1993-31, Class PN, 7.000%, 09/25/2023	4,981	4,964
Series 1993-97, Class FA, 1M US L + 1.25%, 05/25/2023(b)	19	19
Series 1994-18, Class FA, 1M US L + 0.60%, 02/25/2024(b)	1,950	1,951
Series 1994-22, Class F, 1M US L + 1.20%, 01/25/2024(b)	8,740	8,763
Series 1994-3, Class FB, 1M US L + 0.65%, 01/25/2024(b)	4,057	4,058
Series 1994-3, Class FA, 1M US L + 0.65%, 03/25/2024(b)	440	440
Series 1994-61, Class E, 7.500%, 04/25/2024	5,195	5,194
Series 1994-75, Class K, 7.000%, 04/25/2024	4,314	4,310
Series 1994-77, Class FB, 1M US L + 1.50%, 04/25/2024(b)	13,390	13,439
Series 1997-12, Class FA, 1M US L + 1.00%, 04/18/2027(b)	12,254	12,331
Series 1997-49, Class F, 1M US L + 0.50%, 06/17/2027(b)	19,898	19,881
Series 2003-39, Class PG, 5.500%, 05/25/2023	9	9
Series 2004-53, Class NC, 5.500%, 07/25/2024	747	742
Series 2004-95, Class AK, 5.500%, 01/25/2025	4,884	4,851
Series 2005-121, Class DY, 5.500%, 01/25/2026	7,370	7,307
Series 2006-22, Class CE, 4.500%, 08/25/2023	757	753
Series 2011-40, Class KA, 3.500%, 03/25/2026	44,671	43,662
Series 2011-44, Class EB, 3.000%, 05/25/2026	14,037	13,658
Series 2011-61, Class B, 3.000%, 07/25/2026	24,654	23,965
Series 2011-80, Class KB, 3.500%, 08/25/2026	24,172	23,670
	Principal Amount	Value (Note 2)
Series 2012-22, Class ND, 2.000%, 12/25/2026	$21,578	$21,216
Series 2012-47, Class HA, 1.500%, 05/25/2027	32,763	31,153
Series 2013-5, Class DB, 2.000%, 02/25/2028	70,630	67,183
Series 2015-96, Class EA, 3.000%, 12/25/2026	159,688	154,280
		477,469
Freddie Mac
Series 1993-1534, Class J, 1M US L + 0.90%, 06/15/2023(b)	329	330
Series 1993-1560, Class Z, 7.000%, 08/15/2023	826	824
Series 1993-1567, Class A, 1M US L + 0.40%, 08/15/2023(b)	3,155	3,142
Series 1993-1584, Class L, 6.500%, 09/15/2023	1,464	1,464
Series 1993-1602, Class PJ, 6.500%, 10/15/2023	2,150	2,146
Series 1993-1611, Class Z, 6.500%, 11/15/2023	3,017	3,017
Series 1993-1628, Class LZ, 6.500%, 12/15/2023	884	883
Series 1993-1630, Class PK, 6.000%, 11/15/2023	1,981	1,977
Series 1993-1632, Class FB, 1M US L + 1.20%, 11/15/2023(b)	2,633	2,636
Series 1993-1636, Class F, 1M US L + 0.65%, 11/15/2023(b)	1,086	1,086
Series 1993-21, Class F, 1M US L + 0.50%, 10/25/2023(b)	1,511	1,511
Series 1993-24, Class FJ, 1M US L + 0.50%, 11/25/2023(b)	6,509	6,507
Series 1994-1673, Class FB, 10Y US TI + -0.50%, 02/15/2024(b)	873	870
Series 1994-1699, Class FB, 1M US L + 1.00%, 03/15/2024(b)	1,444	1,443
Series 1994-1707, Class F, 1M US L + 0.70%, 03/15/2024(b)	2,208	2,210
Series 1994-1730, Class Z, 7.000%, 05/15/2024	8,711	8,689
Series 1994-1744, Class FD, 1M US L + 1.98%, 08/15/2024(b)	10,932	11,014
Series 1994-32, Class PN, 7.500%, 04/25/2024	19,055	19,010
Series 1994-43, Class PH, 6.500%, 10/17/2024	5,717	5,710
Series 1996-1810, Class D, 6.000%, 02/15/2026	11,607	11,471
Series 1996-1885, Class FA, 1M US L + 0.45%, 09/15/2026(b)	3,181	3,177
Series 1997-1983, Class Z, 6.500%, 12/15/2023	9,005	8,998

See Notes to Financial Statements.

18 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2001-2332, Class FB, 1M US L + 0.45%, 01/15/2028(b)	$66,041	$65,928
Series 2004-2877, Class AL, 5.000%, 10/15/2024	579	575
Series 2005-3005, Class ED, 5.000%, 07/15/2025	25,109	24,840
Series 2006-3104, Class DH, 5.000%, 01/15/2026	15,512	15,334
Series 2009-3575, Class EB, 4.000%, 09/15/2024	12,926	12,764
Series 2010-3661, Class B, 4.000%, 04/15/2025	10,241	10,115
Series 2010-3710, Class MG, 4.000%, 08/15/2025(c)	26,152	25,780
Series 2010-3779, Class KJ, 2.750%, 11/15/2025	9,341	9,212
Series 2011-3829, Class BE, 3.500%, 03/15/2026	9,975	9,775
Series 2011-3907, Class FM, 1M US L + 0.35%, 05/15/2026(b)	3,150	3,148
Series 2012-4003, Class BG, 2.000%, 10/15/2026	18,376	17,948
Series 2013-4177, Class NB, 1.500%, 03/15/2028	16,303	15,355
		308,889
Ginnie Mae
Series 2010-101, Class GU, 4.000%, 08/20/2025(c)	10,498	10,337
Series 2013-53, Class KN, 1.500%, 08/20/2025	11,133	10,752
		21,089
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $832,258)		807,447

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.05%)

Fannie Mae-Aces
Series 2013-M14, Class A2, 3.329%, 10/25/2023(b)	31,159	30,835
Series 2016-M13, Class FA, 1M US L + 0.67%, 11/25/2023(b)	1,284	1,279
Series 2016-M7, Class AV2, 2.157%, 10/25/2023	10,460	10,349
		42,463
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2015-KF07, Class A, 1M US L + 0.29%, 02/25/2025(b)	8,851	8,828
Series 2016-KJ10, Class A2, 2.912%, 12/25/2023	44,759	44,379
	Principal Amount	Value (Note 2)
Series 2017-K069, Class A1, 2.892%, 06/25/2027	$42,378	$41,747
Series 2017-K728, Class A2, 3.064%, 08/25/2024(b)	113,362	110,720
Series 2017-KL1P, Class A1P, 2.544%, 10/25/2025	159,850	154,684
		360,358

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $407,107)		402,821

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.34%)

Fannie Mae Pool
Series 2011-MA0717, 3.500%, 04/01/2026	156,965	153,745
Series 2012-AM1076, 2.920%, 10/01/2024	224,729	218,468
Series 2013-AM4125, 3.740%, 08/01/2023	230,000	228,229
Series 2014-AM7158, 3.150%, 11/01/2024	175,000	170,086
Series 2015-AM9288, 2.930%, 07/01/2025	3,731,945	3,602,149
Series 2016-AL8941, 2.932%, 01/01/2024(b)	20,616	20,231
Series 2016-AL9448, 2.935%, 07/01/2026(b)	184,628	175,916
Series 2016-AN1413, 2.490%, 05/01/2026	139,503	132,511
Series 2016-AN2079, 2.910%, 07/01/2026	35,110	33,319
Series 2017-AN3895, 2.470%, 01/01/2024	2,000,000	1,956,373
Series 2018-AN8096, 3.020%, 06/01/2024	305,000	297,414
Series 2018-AN8203, 2.950%, 01/01/2025	2,833,123	2,740,826
Series 2018-BL0760, 3.790%, 12/01/2025	327,712	321,775
		10,051,042

Freddie Mac Gold Pool
Series 2012-T40090, 3.000%, 05/01/2027	56,454	55,044

Ginnie Mae I Pool
Series 2010-745222, 4.500%, 07/15/2025	49,457	49,130
Series 2013-AF1057, 2.000%, 07/15/2028	70,005	66,620
		115,750

See Notes to Financial Statements.

19 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Ginnie Mae II Pool
Series 2009-4377, 4.500%, 03/20/2024	$41,963	$41,570
Series 2010-4898, 3.000%, 12/20/2025	45,087	43,973
Series 2011-4954, 3.000%, 02/20/2026	34,246	33,439
		118,982

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $10,685,373)		10,340,818

CORPORATE BONDS (68.87%)

Aerospace & Defense (2.59%)
Boeing Co.
1.43%, 02/04/2024	6,130,000	5,952,971
2.20%, 02/04/2026	5,000,000	4,649,697
Huntington Ingalls Industries, Inc. 0.67%, 08/16/2023	7,500,000	7,390,764
Raytheon Technologies Corp. 5.00%, 02/27/2026	2,000,000	2,034,652
Total Aerospace & Defense		20,028,084

Auto Parts Manufacturing (0.12%)
Aptiv PLC / Aptiv Corp. 2.40%, 02/18/2025	1,000,000	954,347

Automobiles Manufacturing (6.82%)
Ford Motor Credit Co., LLC
2.30%, 02/10/2025	2,000,000	1,864,925
3.38%, 11/13/2025	6,465,000	6,013,124
6.95%, 03/06/2026	7,500,000	7,577,227
General Motors Financial Co., Inc.
3.80%, 04/07/2025	2,000,000	1,943,885
6.05%, 10/10/2025	7,000,000	7,078,295
CMPD SOFR + 1.30%, 04/07/2025(b)(e)	4,000,000	3,985,782
Hyundai Capital America 0.88%, 06/14/2024(d)	4,000,000	3,809,389
Kia Corp. 1.00%, 04/16/2024(d)	2,850,000	2,738,351
Mercedes-Benz Finance North America LLC 5.50%, 11/27/2024(d)	5,000,000	5,044,513
Nissan Motor Co., Ltd. 3.04%, 09/15/2023(d)	5,036,000	4,972,126
Volkswagen Group of America Finance LLC
0.88%, 11/22/2023(d)	2,500,000	2,440,067
1D US SOFR + 0.95%, 06/07/2024(b)(d)	5,000,000	5,010,642
Total Automobiles Manufacturing		52,478,326

Banks (5.89%)
Bank of Ireland Group PLC 1Y US TI + 2.65%, 09/16/2026(b)(d)	4,000,000	4,030,388
	Principal Amount	Value (Note 2)
Bank of New York Mellon 1D US SOFR + 0.80%, 11/21/2025(b)	$5,000,000	$5,010,490
Citizens Bank NA 1D US SOFR + 1.45%, 10/24/2025(b)	4,810,000	4,656,937
Danske Bank A/S
5.38%, 01/12/2024(d)	250,000	247,686
1Y US TI + 2.10%, 01/09/2026(b)(d)	3,850,000	3,879,619
Fifth Third Bank NA 1D US SOFR + 1.23%, 10/27/2025(b)	2,000,000	1,988,351
First Horizon Corp. 3.55%, 05/26/2023	500,000	497,865
First-Citizens Bank & Trust Co. 1D US SOFR + 3.83%, 06/19/2024(b)	6,163,000	6,088,952
KeyCorp 1D US SOFR + 1.25%, 05/23/2025(b)	1,000,000	966,662
Lloyds Banking Group PLC 1Y US TI + 0.55%, 05/11/2024(b)	2,000,000	1,997,582
National Bank of Canada 1Y US TI + 0.40%, 11/15/2024(b)	3,000,000	2,921,218
NatWest Markets PLC 0.80%, 08/12/2024(d)	1,000,000	944,144
Synovus Financial Corp. 5.20%, 08/11/2025	3,450,000	3,317,157
Truist Bank 3.30%, 05/15/2026	3,500,000	3,255,051
Truist Financial Corp. 1D US SOFR + 0.40%, 06/09/2025(b)	2,000,000	1,925,389
UniCredit SpA 7.83%, 12/04/2023(d)	3,775,000	3,810,037
Total Banks		45,537,528

Biotechnology (0.91%)
Amgen, Inc. 5.51%, 03/02/2026	6,000,000	6,024,626
Roche Holdings, Inc. 1D US SOFR + 0.24%, 03/05/2024(b)(d)	1,000,000	998,099
Total Biotechnology		7,022,725

Cable & Satellite (0.46%)
Charter Communications Operating LLC / Charter Communications Operating Capital 3M US L + 1.65%, 02/01/2024(b)	3,530,000	3,544,837

Casinos & Gaming (0.37%)
MGM Resorts International 6.75%, 05/01/2025	2,843,000	2,873,210

See Notes to Financial Statements.

20 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Chemicals (3.12%)
Avient Corp. 5.75%, 05/15/2025(d)	$3,826,000	$3,827,427
Celanese US Holdings LLC 5.90%, 07/05/2024	6,500,000	6,508,656
International Flavors & Fragrances, Inc. 1.23%, 10/01/2025(d)	2,000,000	1,798,155
LG Chem, Ltd. 4.38%, 07/14/2025(d)	1,500,000	1,477,192
Nutrien, Ltd. 5.90%, 11/07/2024	4,000,000	4,052,381
Sherwin-Williams Co.
4.05%, 08/08/2024	3,000,000	2,962,646
4.25%, 08/08/2025	3,000,000	2,975,365
Westlake Corp. 0.88%, 08/15/2024	500,000	473,943
Total Chemicals		24,075,765

Commercial Finance (1.06%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	4,800,000	4,849,566
1D US SOFR + 0.68%, 09/29/2023(b)	3,267,000	3,254,900
Total Commercial Finance		8,104,466

Construction Materials Manufacturing (0.97%)
Carlisle Cos., Inc. 0.55%, 09/01/2023	1,000,000	981,353
Martin Marietta Materials, Inc. 0.65%, 07/15/2023	6,540,000	6,473,188
Total Construction Materials Manufacturing		7,454,541

Consumer Finance (1.61%)
Ally Financial, Inc. 1.45%, 10/02/2023	4,730,000	4,625,122
American Express Co.
2.25%, 03/04/2025	3,000,000	2,858,023
3.38%, 05/03/2024	3,000,000	2,945,016
CMPD SOFR + 0.23% 11/03/2023(b)(e)	2,000,000	1,994,495
Total Consumer Finance		12,422,656

Consumer Products (0.50%)
Haleon UK Capital PLC 3.13%, 03/24/2025	4,000,000	3,865,029

Containers & Packaging (0.17%)
Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(d)	1,308,000	1,308,189

Department Stores (0.63%)
Nordstrom, Inc. Series WI 2.30%, 04/08/2024	5,000,000	4,768,575
	Principal Amount	Value (Note 2)
Design, Manufacturing & Distribution (0.37%)
TD SYNNEX Corp. 1.25%, 08/09/2024	$3,000,000	$2,816,616

Diversified Banks (6.31%)
Banco Santander SA 1Y US TI + 0.45%, 06/30/2024(b)	1,000,000	990,647
Bank of America Corp.
1D US SOFR + 0.65%, 12/06/2025(b)	1,000,000	938,514
1D US SOFR + 0.69%, 04/22/2025(b)	4,000,000	3,970,042
1D US SOFR + 1.29%, 01/20/2027(b)	4,000,000	3,995,098
1D US SOFR + 1.63%, 04/25/2029(b)	7,000,000	7,050,698
3M BSBY + 0.43%, 05/28/2024(b)	3,000,000	2,993,910
Citigroup, Inc. 1D US SOFR + 0.669%, 05/01/2025(b)	3,000,000	2,857,600
JPMorgan Chase & Co.
1D US SOFR + 1.07%, 12/15/2025(b)	7,750,000	7,788,826
1D US SOFR + 1.46%, 06/01/2024(b)	6,000,000	5,979,853
Series FRN 1D US SOFR + 0.58%, 06/23/2025(b)	2,000,000	1,979,130
Mitsubishi UFJ Financial Group, Inc. 1Y US TI + 1.70%, 07/18/2025(b)	3,000,000	2,973,874
Mizuho Financial Group, Inc.
0.87% - 1D US SOFR, 09/08/2024(b)	1,000,000	983,028
1.25% - 1D US SOFR, 07/10/2024(b)	1,000,000	991,371
NatWest Group PLC 1Y US TI + 2.15%, 05/22/2024(b)	1,000,000	997,783
Standard Chartered PLC 1D US SOFR + 0.93%, 11/23/2025(b)(d)	4,000,000	3,938,713
Total Diversified Banks		48,429,087

Entertainment Content (0.65%)
Warnermedia Holdings, Inc.
3.53%, 03/15/2024(d)	2,000,000	1,961,797
6.41%, 03/15/2026	3,000,000	3,026,350
Total Entertainment Content		4,988,147

Entertainment Resources (0.26%)
Vail Resorts, Inc. 6.25%, 05/15/2025(d)	2,000,000	2,017,360

Exploration & Production (0.13%)
Pioneer Natural Resources Co. 0.55%, 05/15/2023	1,000,000	998,344

See Notes to Financial Statements.

21 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Financial Services (7.64%)
Goldman Sachs Group, Inc.
5.70%, 11/01/2024	$3,800,000	$3,835,368
1D US SOFR + 0.70%, 01/24/2025(b)	3,000,000	2,985,232
Morgan Stanley
1D US SOFR + 0.525%, 05/30/2025(b)	3,000,000	2,840,879
1D US SOFR + 0.625%, 01/24/2025(b)	5,000,000	4,950,374
1D US SOFR + 1.295%, 01/28/2027(b)	2,000,000	2,006,535
1D US SOFR + 1.59%, 04/20/2029(b)	3,000,000	3,023,416
Series GMTN 1D US SOFR + 0.509%, 01/22/2025(b)	5,000,000	4,823,375
National Securities Clearing Corp.
0.40%, 12/07/2023(d)	1,980,000	1,921,240
5.05%, 11/21/2024(d)	7,000,000	7,018,845
State Street Corp.
1D US SOFR + 0.604%, 01/26/2026(b)	3,900,000	3,895,986
1D US SOFR + 1.353%, 11/04/2026(b)	3,250,000	3,306,343
UBS AG/London 1D US SOFR + 0.32%, 06/01/2023(b)(d)	1,000,000	1,000,005
UBS Group AG
1Y US TI + 0.83%, 07/30/2024(b)(d)	1,000,000	986,118
1Y US TI + 1.55%, 05/12/2026(b)(d)	2,000,000	1,939,616
1Y US TI + 1.55%, 01/12/2027(b)(d)	4,000,000	3,991,270
1Y US TI + 1.60%, 08/05/2025(b)(d)	5,000,000	4,903,027
USAA Capital Corp.
0.50%, 05/01/2024(d)	2,000,000	1,907,532
1.50%, 05/01/2023(d)	500,000	500,000
3.38%, 05/01/2025(d)	3,000,000	2,914,579
Total Financial Services		58,749,740
Food & Beverage (2.56%)
Cargill, Inc. 4.50%, 06/24/2026(d)	3,000,000	3,019,621
Conagra Brands, Inc. 0.50%, 08/11/2023	2,000,000	1,972,870
Constellation Brands, Inc. 3.60%, 05/09/2024	3,000,000	2,951,525
JDE Peet's NV 0.80%, 09/24/2024(d)	1,000,000	933,637
Mondelez International Holdings Netherlands BV 4.25%, 09/15/2025(d)	3,000,000	2,962,214
Mondelez International, Inc. 2.13%, 03/17/2024	3,000,000	2,922,555
Nestle Holdings, Inc. 4.00%, 09/12/2025(d)	5,000,000	4,973,493
Total Food & Beverage		19,735,915
	Principal Amount	Value (Note 2)
Forest & Paper Products Manufacturing (0.22%)
Georgia-Pacific LLC 0.63%, 05/15/2024(d)	$1,750,000	$1,670,576

Hardware (0.37%)
Teledyne Technologies, Inc. 0.95%, 04/01/2024	3,000,000	2,872,913

Health Care Facilities & Services (1.03%)
Cigna Group 0.61%, 03/15/2024	2,000,000	1,922,143
HCA, Inc. 5.00%, 03/15/2024	5,974,000	5,947,156
Total Health Care Facilities & Services		7,869,299

Home Improvement (0.27%)
Stanley Black & Decker, Inc. 6.27%, 03/06/2026	2,019,000	2,042,265

Industrial Other (1.06%)
Honeywell International, Inc. 4.85%, 11/01/2024	5,000,000	5,030,234
Parker-Hannifin Corp. 3.65%, 06/15/2024	1,000,000	985,312
Quanta Services, Inc. 0.95%, 10/01/2024	2,250,000	2,118,641
Total Industrial Other		8,134,187

Leisure Products Manufacturing (0.24%)
Brunswick Corp. 0.85%, 08/18/2024	2,000,000	1,881,114

Life Insurance (0.12%)
Security Benefit Global Funding 1.25%, 05/17/2024(d)	1,000,000	952,770

Managed Care (0.64%)
Humana, Inc. 0.65%, 08/03/2023	5,014,000	4,954,211

Mass Merchants (0.26%)
Dollar General Corp. 4.25%, 09/20/2024	2,000,000	1,981,776

Medical Equipment & Devices Manufacturing (2.18%)
Baxter International, Inc. CMPD SOFR + 0.26%, 12/01/2023(b)(e)	2,000,000	1,991,265
GE HealthCare Technologies, Inc.
5.55%, 11/15/2024(d)	2,000,000	2,009,369
5.60%, 11/15/2025(d)	2,000,000	2,026,572
PerkinElmer, Inc. 0.55%, 09/15/2023	2,000,000	1,965,833

See Notes to Financial Statements.

22 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Thermo Fisher Scientific, Inc.
0.80%, 10/18/2023	$5,000,000	$4,901,220
CMPD SOFR + 0.53%, 10/18/2024(b)(e)	2,000,000	2,000,083
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	2,000,000	1,894,502
Total Medical Equipment & Devices Manufacturing		16,788,844

Metals & Mining (0.73%)
Steel Dynamics, Inc. 5.00%, 12/15/2026	5,592,000	5,613,120

Pharmaceuticals (1.03%)
Eli Lilly & Co. 5.00%, 02/27/2026	3,000,000	3,018,124
Mylan, Inc. 4.20%, 11/29/2023	5,000,000	4,948,833
Total Pharmaceuticals		7,966,957

Pipeline (4.88%)
Buckeye Partners LP
4.15%, 07/01/2023	10,040,000	9,987,248
4.35%, 10/15/2024	750,000	731,721
Energy Transfer LP 4.50%, 04/15/2024	900,000	890,014
Gray Oak Pipeline LLC
2.00%, 09/15/2023(d)	8,804,000	8,675,434
2.60%, 10/15/2025(d)	400,000	371,730
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024(d)	9,784,000	9,611,777
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	5,786,000	5,902,969
TransCanada PipeLines, Ltd. 1.00%, 10/12/2024	1,500,000	1,408,866
Total Pipeline		37,579,759

Power Generation (1.66%)
Alexander Funding Trust 1.84%, 11/15/2023(d)	5,345,000	5,195,742
Vistra Operations Co. LLC 4.88%, 05/13/2024(d)	7,735,000	7,651,980
Total Power Generation		12,847,722

Real Estate (1.85%)
Public Storage 1D US SOFR + 0.47%, 04/23/2024(b)	2,000,000	1,994,063
VICI Properties LP 4.38%, 05/15/2025	10,500,000	10,244,628
VICI Properties LP / VICI Note Co., Inc. 5.63%, 05/01/2024(d)	2,000,000	1,992,122
Total Real Estate		14,230,813
	Principal Amount	Value (Note 2)
Refining & Marketing (0.44%)
HF Sinclair Corp. 2.63%, 10/01/2023	$3,434,000	$3,392,547

Restaurants (0.13%)
Starbucks Corp. CMPD SOFR + 0.42%, 02/14/2024(b)(e)	1,000,000	999,529

Retail - Consumer Discretionary (0.39%)
Lowe's Cos., Inc. 4.80%, 04/01/2026	3,000,000	3,023,016

Semiconductors (0.90%)
Analog Devices, Inc. 1D US SOFR + 0.25%, 10/01/2024(b)	2,000,000	1,986,604
Marvell Technology, Inc. 4.20%, 06/22/2023	2,000,000	1,996,192
Microchip Technology, Inc. 0.97%, 02/15/2024	1,000,000	966,026
Skyworks Solutions, Inc. 0.90%, 06/01/2023	2,000,000	1,992,062
Total Semiconductors		6,940,884

Software & Services (0.38%)
Intuit, Inc. 0.65%, 07/15/2023	1,000,000	989,850
VMware, Inc. 0.60%, 08/15/2023	2,000,000	1,972,578
Total Software & Services		2,962,428

Supermarkets & Pharmacies (0.94%)
7-Eleven, Inc. 0.80%, 02/10/2024(d)	3,350,000	3,230,379
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC 6.50%, 02/15/2028(d)	3,924,000	3,977,190
Total Supermarkets & Pharmacies		7,207,569

Transportation & Logistics (0.26%)
PACCAR Financial Corp.
0.35%, 08/11/2023	1,000,000	986,219
0.80%, 06/08/2023	1,000,000	995,352
Total Transportation & Logistics		1,981,571

Utilities (4.64%)
American Electric Power Co., Inc. 2.03%, 03/15/2024	3,969,000	3,845,339
Black Hills Corp. 1.04%, 08/23/2024	3,000,000	2,832,405
DTE Energy Co. 4.22%, 11/01/2024(c)	2,000,000	1,971,506
Duke Energy Corp. 5.00%, 12/08/2025	6,000,000	6,042,519

See Notes to Financial Statements.

23 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/2025	$3,000,000	$3,051,374
ONE Gas, Inc. 1.10%, 03/11/2024	3,439,000	3,320,484
Pacific Gas and Electric Co. 3.25%, 02/16/2024	5,900,000	5,777,046
Southern Co. 4.48%, 08/01/2024(c)	3,000,000	2,967,900
WEC Energy Group, Inc.
0.80%, 03/15/2024	3,000,000	2,887,409
4.75%, 01/09/2026	3,000,000	3,011,281
Total Utilities		35,707,263

Waste & Environment Services & Equipment (0.30%)
GFL Environmental, Inc. 5.13%, 12/15/2026(d)	2,340,000	2,305,485

Wireless Telecommunications Services (0.81%)
AT&T, Inc. 5.54%, 02/20/2026	4,000,000	4,005,437
Sprint LLC 7.88%, 09/15/2023	2,239,000	2,259,140
Total Wireless Telecommunications Services		6,264,577

TOTAL CORPORATE BONDS
(Cost $537,351,299)		530,344,682

GOVERNMENT BONDS (28.74%)

U.S. Treasury Bonds (28.74%)
United States Treasury Notes
2.38%, 02/29/2024	5,751,000	5,633,737
3.00%, 07/15/2025	9,357,000	9,165,108
3.13%, 08/15/2025	26,725,000	26,253,137
3.88%, 03/31/2025	30,330,000	30,209,154
4.13%, 01/31/2025	30,367,000	30,322,517
4.25%, 09/30/2024	22,662,000	22,607,558
4.25%, 12/31/2024	17,680,000	17,674,475
4.38%, 10/31/2024	22,650,000	22,646,461
4.63%, 02/28/2025	30,288,000	30,541,189
4.63%, 03/15/2026	25,657,000	26,273,369
Total U.S. Treasury Bonds		221,326,705

TOTAL GOVERNMENT BONDS
(Cost $221,161,871)		221,326,705

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.01%)

Money Market Fund (0.01%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.77%	61,753	61,753
Value (Note 2)
TOTAL SHORT TERM INVESTMENTS
(Cost $61,753)	$61,753

TOTAL INVESTMENTS (99.11%)
(Cost $770,499,661)	$763,284,226

Other Assets In Excess Of Liabilities (0.89%)	6,834,097

NET ASSETS (100.00%)	$770,118,323

Investment Abbreviations:

BSBY - Bloomberg Short-Term Bank Yield

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI - Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2023 was 5.03%

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

1D US SOFR - 1 Day SOFR as of April 30, 2023 was 4.81%

3M BSBY - 3 Month BSBY as of April 30, 2023 was 5.22%

1Y US TI - 1 Year US TI as of April 30, 2023 was 4.73%

10Y US TI - 10 Year US TI as of April 30, 2023 was 3.44%

(a)	Issued with zero coupon.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.

(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2023.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $142,896,214, representing 15.56% of net assets.

(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

See Notes to Financial Statements.

24 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
BANK LOAN (0.20%)

Apparel & Textile Products (0.20%)
Hanesbrands, Inc.
1M US SOFR + 3.75% 03/08/2030(a)	$4,000,000	$3,988,760

TOTAL BANK LOAN
(Cost $3,960,595)		3,988,760

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.97%)

Fannie Mae
Series 1993-31, Class PN, 7.000%, 09/25/2023	$9,961	$9,929
Series 1997-76, Class FO, 1M US L + 0.50%, 09/17/2027(a)	10,692	10,702
Series 1999-58, Class F, 1M US L + 0.40%, 11/18/2029(a)	33,399	33,249
Series 2000-40, Class FA, 1M US L + 0.50%, 07/25/2030(a)	13,768	13,773
Series 2000-45, Class F, 1M US L + 0.45%, 12/25/2030(a)	11,690	11,648
Series 2001-27, Class F, 1M US L + 0.50%, 06/25/2031(a)	8,999	8,839
Series 2001-29, Class Z, 6.500%, 07/25/2031	55,794	58,083
Series 2001-51, Class OD, 6.500%, 10/25/2031	7,905	7,891
Series 2001-52, Class XZ, 6.500%, 10/25/2031	20,573	21,589
Series 2001-59, Class F, 1M US L + 0.60%, 11/25/2031(a)	92,285	92,566
Series 2001-60, Class OF, 1M US L + 0.95%, 10/25/2031(a)	10,434	10,575
Series 2001-63, Class FD, 1M US L + 0.60%, 12/18/2031(a)	11,000	11,032
Series 2001-63, Class TC, 6.000%, 12/25/2031	18,380	19,089
Series 2001-68, Class PH, 6.000%, 12/25/2031	14,569	15,141
Series 2001-71, Class FS, 1M US L + 0.60%, 11/25/2031(a)	53,000	53,161
	Principal Amount	Value (Note 2)
Series 2001-71, Class FE, 1M US L + 0.65%, 11/25/2031(a)	$64,808	$65,104
Series 2001-81, Class GE, 6.000%, 01/25/2032	12,510	12,991
Series 2002-11, Class JF, 1M US L + 0.73%, 03/25/2032(a)	39,972	40,260
Series 2002-12, Class FH, 1M US L + 1.05%, 01/25/2032(a)	43,948	44,524
Series 2002-13, Class FE, 1M US L + 0.90%, 03/25/2032(a)	43,518	43,859
Series 2002-16, Class TM, 7.000%, 04/25/2032	11,510	12,168
Series 2002-17, Class JF, 1M US L + 1.00%, 04/25/2032(a)	24,667	25,057
Series 2002-18, Class FD, 1M US L + 0.80%, 02/25/2032(a)	41,894	42,202
Series 2002-23, Class FA, 1M US L + 0.90%, 04/25/2032(a)	36,200	36,657
Series 2002-34, Class EO, –%, 05/18/2032(b)	33,803	31,515
Series 2002-36, Class FS, 1M US L + 0.50%, 06/25/2032(a)	19,944	19,958
Series 2002-44, Class FJ, 1M US L + 1.00%, 04/25/2032(a)	62,631	63,498
Series 2002-47, Class FC, 1M US L + 0.60%, 11/25/2031(a)	12,683	12,684
Series 2002-48, Class F, 1M US L + 1.00%, 07/25/2032(a)	39,565	40,113
Series 2002-49, Class FC, 1M US L + 1.00%, 11/18/2031(a)	35,781	36,250
Series 2002-60, Class FV, 1M US L + 1.00%, 04/25/2032(a)	91,561	93,007
Series 2002-63, Class EZ, 6.000%, 10/25/2032	6,325	6,575
Series 2002-64, Class PG, 5.500%, 10/25/2032	51,127	52,309
Series 2002-68, Class AF, 1M US L + 1.00%, 10/25/2032(a)	17,431	17,709
Series 2002-7, Class FC, 1M US L + 0.75%, 01/25/2032(a)	51,711	52,114

See Notes to Financial Statements.

25 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2002-71, Class AQ, 4.000%, 11/25/2032	$34,432	$33,712
Series 2002-8, Class FA, 1M US L + 0.75%, 03/18/2032(a)	25,677	25,875
Series 2002-80, Class CZ, 4.500%, 09/25/2032	100,449	97,911
Series 2002-9, Class FW, 1M US L + 0.55%, 03/25/2032(a)	12,691	12,540
Series 2002-91, Class F, 1M US L + 0.55%, 01/25/2033(a)	18,604	18,629
Series 2003-107, Class FD, 1M US L + 0.50%, 11/25/2033(a)	11,974	11,967
Series 2003-110, Class CK, 3.000%, 11/25/2033	20,894	19,888
Series 2003-116, Class FA, 1M US L + 0.40%, 11/25/2033(a)	24,992	24,912
Series 2003-119, Class FH, 1M US L + 0.50%, 12/25/2033(a)	37,997	37,974
Series 2003-119, Class ZP, 4.000%, 12/25/2033	58,129	55,626
Series 2003-128, Class MF, 1M US L + 0.60%, 01/25/2034(a)	49,302	49,453
Series 2003-131, Class CH, 5.500%, 01/25/2034	71,382	73,664
Series 2003-134, Class FC, 1M US L + 0.60%, 12/25/2032(a)	27,991	28,076
Series 2003-14, Class AN, 3.500%, 03/25/2033	40,562	39,694
Series 2003-14, Class AP, 4.000%, 03/25/2033	60,843	59,666
Series 2003-19, Class MB, 4.000%, 05/25/2031	33,366	32,610
Series 2003-21, Class OG, 4.000%, 01/25/2033	24,119	23,640
Series 2003-22, Class BZ, 6.000%, 04/25/2033	23,721	24,573
Series 2003-27, Class EK, 5.000%, 04/25/2033	26,679	26,955
Series 2003-30, Class JQ, 5.500%, 04/25/2033	25,865	26,573
Series 2003-32, Class UJ, 5.500%, 05/25/2033	41,060	42,239
Series 2003-41, Class OB, 4.000%, 05/25/2033	100,571	96,714
Series 2003-41, Class OZ, 3.750%, 05/25/2033	132,158	121,974
Series 2003-42, Class JH, 5.500%, 05/25/2033	64,446	65,334
	Principal Amount	Value (Note 2)
Series 2003-46, Class PJ, 5.500%, 06/25/2033	$31,666	$32,605
Series 2003-47, Class PE, 5.750%, 06/25/2033	42,090	43,682
Series 2003-64, Class JK, 3.500%, 07/25/2033	48,926	46,685
Series 2003-64, Class ZC, 5.000%, 07/25/2033	28,067	28,213
Series 2003-71, Class HD, 5.500%, 08/25/2033	128,526	129,676
Series 2003-76, Class EZ, 5.000%, 08/25/2033	135,856	136,572
Series 2003-94, Class CE, 5.000%, 10/25/2033	7,815	7,760
Series 2004-101, Class TB, 5.500%, 01/25/2035	113,886	117,260
Series 2004-14, Class QB, 5.250%, 03/25/2034	162,840	166,477
Series 2004-17, Class DZ, 5.500%, 04/25/2034	18,209	18,347
Series 2004-17, Class BA, 6.000%, 04/25/2034	118,388	127,374
Series 2004-26, Class CG, 4.500%, 08/25/2033	1,798	1,775
Series 2004-36, Class FA, 1M US L + 0.40%, 05/25/2034(a)	25,679	25,596
Series 2004-36, Class CB, 5.000%, 05/25/2034	89,953	90,558
Series 2004-53, Class FC, 1M US L + 0.45%, 07/25/2034(a)	184,571	184,051
Series 2004-54, Class FL, 1M US L + 0.40%, 07/25/2034(a)	121,496	121,251
Series 2004-60, Class AC, 5.500%, 04/25/2034	108,000	107,712
Series 2004-68, Class LC, 5.000%, 09/25/2029	35,969	35,980
Series 2004-77, Class AY, 4.500%, 10/25/2034	16,614	16,619
Series 2004-82, Class HK, 5.500%, 11/25/2034	47,514	49,078
Series 2004-92, Class TB, 5.500%, 12/25/2034	78,869	81,584
Series 2005-110, Class MP, 5.500%, 12/25/2035	18,112	18,470
Series 2005-120, Class FE, 1M US L + 0.52%, 01/25/2036(a)	22,387	22,302
Series 2005-122, Class PY, 6.000%, 01/25/2036	250,151	260,454
Series 2005-17, Class EX, 5.250%, 03/25/2035	25,000	25,014

See Notes to Financial Statements.

26 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2005-17, Class EZ, 4.500%, 03/25/2035	$158,296	$151,316
Series 2005-29, Class ZA, 5.500%, 04/25/2035	1,040,576	1,087,705
Series 2005-3, Class CH, 5.250%, 02/25/2035	74,102	75,944
Series 2005-35, Class DZ, 5.000%, 04/25/2035	130,010	131,470
Series 2005-48, Class TD, 5.500%, 06/25/2035	123,399	127,990
Series 2005-62, Class GZ, 5.750%, 07/25/2035	417,894	432,216
Series 2005-62, Class ZD, 5.000%, 06/25/2035	54,715	54,433
Series 2005-64, Class PL, 5.500%, 07/25/2035	72,502	73,649
Series 2005-68, Class CZ, 5.500%, 08/25/2035	300,410	303,980
Series 2005-68, Class BE, 5.250%, 08/25/2035	80,938	80,893
Series 2005-68, Class PG, 5.500%, 08/25/2035	29,428	29,971
Series 2005-69, Class GZ, 4.500%, 08/25/2035	24,756	24,041
Series 2005-7, Class MZ, 4.750%, 02/25/2035	37,726	37,165
Series 2005-70, Class NA, 5.500%, 08/25/2035	12,064	12,328
Series 2005-70, Class KP, 5.000%, 06/25/2035	52,429	53,399
Series 2005-72, Class FB, 1M US L + 0.25%, 08/25/2035(a)	13,173	13,079
Series 2005-79, Class DB, 5.500%, 09/25/2035	74,076	76,613
Series 2005-83, Class QP, 17.394% - 1M US L, 11/25/2034(a)	83,567	81,546
Series 2005-84, Class XM, 5.750%, 10/25/2035	65,097	66,115
Series 2005-89, Class F, 1M US L + 0.30%, 10/25/2035(a)	20,376	20,189
Series 2005-99, Class AC, 5.500%, 12/25/2035	541,000	565,380
Series 2005-99, Class FA, 1M US L + 0.30%, 11/25/2035(a)	22,458	22,395
Series 2005-99, Class ZA, 5.500%, 12/25/2035	117,025	123,690
Series 2006-112, Class QC, 5.500%, 11/25/2036	19,584	20,257
Series 2006-114, Class HE, 5.500%, 12/25/2036	89,132	92,139
	Principal Amount	Value (Note 2)
Series 2006-115, Class EF, 1M US L + 0.36%, 12/25/2036(a)	$15,512	$15,325
Series 2006-16, Class HZ, 5.500%, 03/25/2036	225,999	229,612
Series 2006-39, Class EF, 1M US L + 0.40%, 05/25/2036(a)	14,967	14,851
Series 2006-46, Class UD, 5.500%, 06/25/2036	33,000	33,730
Series 2006-48, Class TF, 1M US L + 0.40%, 06/25/2036(a)	35,683	35,334
Series 2006-48, Class DZ, 6.000%, 06/25/2036	162,460	177,883
Series 2006-56, Class F, 1M US L + 0.30%, 07/25/2036(a)	11,474	11,398
Series 2006-63, Class QH, 5.500%, 07/25/2036	33,088	34,260
Series 2006-70, Class AF, 1M US L + 0.40%, 08/25/2036(a)	87,688	86,803
Series 2006-71, Class ZH, 6.000%, 07/25/2036	39,870	41,811
Series 2006-95, Class FH, 1M US L + 0.45%, 10/25/2036(a)	81,710	81,032
Series 2007-100, Class YF, 1M US L + 0.55%, 10/25/2037(a)	15,230	15,139
Series 2007-109, Class GF, 1M US L + 0.68%, 12/25/2037(a)	46,114	45,977
Series 2007-111, Class FC, 1M US L + 0.60%, 12/25/2037(a)	32,028	32,035
Series 2007-117, Class FM, 1M US L + 0.70%, 01/25/2038(a)	48,173	48,232
Series 2007-12, Class BZ, 6.000%, 03/25/2037	440,350	457,552
Series 2007-12, Class ZA, 6.000%, 03/25/2037	159,650	159,504
Series 2007-14, Class GZ, 5.500%, 03/25/2037	164,718	169,501
Series 2007-18, Class MZ, 6.000%, 03/25/2037	142,070	144,987
Series 2007-22, Class FC, 1M US L + 0.42%, 03/25/2037(a)	71,500	70,070
Series 2007-26, Class ZB, 5.500%, 04/25/2037	270,575	276,620
Series 2007-30, Class MB, 4.250%, 04/25/2037	61,657	61,307

See Notes to Financial Statements.

27 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2007-33, Class HE, 5.500%, 04/25/2037	$38,679	$40,262
Series 2007-34, Class F, 1M US L + 0.39%, 04/25/2037(a)	23,447	23,042
Series 2007-41, Class FA, 1M US L + 0.40%, 05/25/2037(a)	11,171	11,034
Series 2007-51, Class CP, 5.500%, 06/25/2037	25,717	26,362
Series 2007-51, Class PB, 5.500%, 06/25/2037	32,000	31,667
Series 2007-55, Class PH, 6.000%, 06/25/2047	313,031	343,749
Series 2007-57, Class FA, 1M US L + 0.23%, 06/25/2037(a)	22,574	22,305
Series 2007-6, Class FC, 1M US L + 0.42%, 02/25/2037(a)	38,469	37,759
Series 2007-63, Class FC, 1M US L + 0.35%, 07/25/2037(a)	23,277	22,917
Series 2007-63, Class VZ, 5.500%, 07/25/2037	188,498	193,875
Series 2007-65, Class ZE, 5.500%, 07/25/2037	87,485	89,363
Series 2007-65, Class KF, 1M US L + 0.38%, 07/25/2037(a)	59,297	58,462
Series 2007-70, Class FA, 1M US L + 0.35%, 07/25/2037(a)	26,641	26,229
Series 2007-77, Class JE, 6.000%, 08/25/2037	325,469	328,388
Series 2007-85, Class FC, 1M US L + 0.54%, 09/25/2037(a)	105,696	105,469
Series 2007-85, Class FL, 1M US L + 0.54%, 09/25/2037(a)	30,765	30,577
Series 2007-86, Class FA, 1M US L + 0.45%, 09/25/2037(a)	29,902	29,726
Series 2007-9, Class FB, 1M US L + 0.35%, 03/25/2037(a)	20,531	20,211
Series 2008-18, Class FA, 1M US L + 0.90%, 03/25/2038(a)	184,925	186,368
Series 2008-24, Class WD, 5.500%, 02/25/2038	153,997	158,105
Series 2008-25, Class EF, 1M US L + 0.95%, 04/25/2038(a)	41,659	42,236
	Principal Amount	Value (Note 2)
Series 2008-27, Class B, 5.500%, 04/25/2038	$682,962	$713,328
Series 2008-46, Class LA, 5.500%, 06/25/2038	11,476	11,798
Series 2008-66, Class FT, 1M US L + 0.95%, 08/25/2038(a)	23,143	23,361
Series 2008-86, Class FC, 1M US L + 1.10%, 12/25/2038(a)	169,779	173,229
Series 2009-10, Class AB, 5.000%, 03/25/2024	1,002	998
Series 2009-103, Class FM, 1M US L + 0.70%, 11/25/2039(a)	38,135	38,277
Series 2009-104, Class FA, 1M US L + 0.80%, 12/25/2039(a)	39,339	39,556
Series 2009-11, Class MP, 7.000%, 03/25/2049	100,934	106,976
Series 2009-110, Class FG, 1M US L + 0.75%, 01/25/2040(a)	94,617	95,116
Series 2009-111, Class CY, 5.000%, 03/25/2038	133,000	131,131
Series 2009-12, Class LA, 15.507%, 03/25/2039(a)	283,899	365,865
Series 2009-12, Class LD, 18.356%, 03/25/2039(a)	385,648	568,302
Series 2009-36, Class MX, 5.000%, 06/25/2039	58,000	60,661
Series 2009-39, Class Z, 6.000%, 06/25/2039	2,039,259	2,139,490
Series 2009-42, Class TZ, 4.500%, 03/25/2039	248,297	242,461
Series 2009-47, Class BN, 4.500%, 07/25/2039	35,898	35,511
Series 2009-62, Class WA, 5.578%, 08/25/2039(a)	127,183	128,735
Series 2009-68, Class FD, 1M US L + 1.25%, 09/25/2039(a)	48,605	49,554
Series 2009-70, Class CO, –%, 01/25/2037(b)	72,971	61,748
Series 2009-70, Class FA, 1M US L + 1.20%, 09/25/2039(a)	27,448	27,537
Series 2009-86, Class OT, –%, 10/25/2037(b)	32,138	26,655
Series 2009-87, Class FG, 1M US L + 0.75%, 11/25/2039(a)	68,832	69,151
Series 2009-90, Class UZ, 4.500%, 11/25/2039	641,813	631,532
Series 2010-1, Class WA, 6.226%, 02/25/2040(a)	18,040	18,644

See Notes to Financial Statements.

28 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2010-1, Class EL, 4.500%, 02/25/2040	$277,704	$260,468
Series 2010-102, Class HA, 4.000%, 09/25/2050	60,068	58,065
Series 2010-103, Class DZ, 4.500%, 09/25/2040	215,499	213,052
Series 2010-103, Class PJ, 4.500%, 09/25/2040	33,508	33,573
Series 2010-111, Class FC, 1M US L + 0.52%, 10/25/2040(a)	48,640	47,981
Series 2010-118, Class LZ, 4.750%, 10/25/2040	34,686	34,947
Series 2010-118, Class GF, 1M US L + 0.55%, 10/25/2039(a)	9,856	9,854
Series 2010-122, Class JA, 7.000%, 07/25/2040	16,251	16,710
Series 2010-123, Class KU, 4.500%, 11/25/2040	163,486	170,699
Series 2010-123, Class FL, 1M US L + 0.43%, 11/25/2040(a)	19,641	19,436
Series 2010-129, Class PZ, 4.500%, 11/25/2040	33,838	32,588
Series 2010-130, Class BZ, 4.500%, 11/25/2040	1,250,851	1,175,266
Series 2010-137, Class XP, 4.500%, 10/25/2040	154	154
Series 2010-14, Class FJ, 1M US L + 0.60%, 03/25/2040(a)	124,312	124,464
Series 2010-141, Class FB, 1M US L + 0.47%, 12/25/2040(a)	46,456	45,717
Series 2010-141, Class LZ, 4.500%, 12/25/2040	680,985	682,818
Series 2010-141, Class MN, 4.000%, 12/25/2040	90,000	87,608
Series 2010-141, Class AL, 4.000%, 12/25/2040	343,192	332,104
Series 2010-142, Class FM, 1M US L + 0.47%, 12/25/2040(a)	16,531	16,241
Series 2010-154, Class JA, 3.000%, 11/25/2040	316,382	302,074
Series 2010-16, Class PL, 5.000%, 03/25/2040	71,000	73,996
Series 2010-19, Class PY, 5.000%, 03/25/2040	319,353	327,589
Series 2010-33, Class KN, 4.500%, 03/25/2040	40,585	39,707
Series 2010-37, Class CY, 5.000%, 04/25/2040	35,660	36,110
	Principal Amount	Value (Note 2)
Series 2010-38, Class KD, 4.500%, 09/25/2039	$996	$987
Series 2010-39, Class EF, 1M US L + 0.52%, 06/25/2037(a)	37,238	37,170
Series 2010-45, Class WD, 5.000%, 05/25/2040	180,000	180,133
Series 2010-54, Class LX, 5.000%, 06/25/2040	272,000	280,582
Series 2010-57, Class HA, 3.500%, 02/25/2040	32,874	32,236
Series 2010-58, Class FY, 1M US L + 0.73%, 06/25/2040(a)	48,517	48,325
Series 2010-64, Class DM, 5.000%, 06/25/2040	38,831	39,165
Series 2010-67, Class BD, 4.500%, 06/25/2040	548,684	543,259
Series 2010-68, Class WB, 4.500%, 07/25/2040	85,000	82,321
Series 2010-82, Class WZ, 5.000%, 08/25/2040	377,848	381,044
Series 2010-9, Class ME, 5.000%, 02/25/2040	1,035,627	1,060,322
Series 2011-114, Class B, 3.500%, 11/25/2041	165,238	159,665
Series 2011-121, Class JP, 4.500%, 12/25/2041	114,531	115,532
Series 2011-128, Class KB, 4.500%, 12/25/2041	800,000	781,899
Series 2011-130, Class KB, 4.000%, 12/25/2041	38,412	37,017
Series 2011-132, Class PE, 4.500%, 12/25/2041	130,704	129,403
Series 2011-145, Class JA, 4.500%, 12/25/2041	8,801	8,731
Series 2011-15, Class AF, 1M US L + 0.51%, 03/25/2041(a)	23,553	23,357
Series 2011-17, Class PD, 4.000%, 03/25/2041	7,083	6,943
Series 2011-26, Class PA, 4.500%, 04/25/2041	101,961	101,584
Series 2011-27, Class ZD, 2.500%, 09/25/2040	164,974	145,434
Series 2011-3, Class FA, 1M US L + 0.68%, 02/25/2041(a)	154,830	153,531
Series 2011-30, Class ZA, 5.000%, 04/25/2041	568,364	568,691
Series 2011-43, Class B, 3.500%, 05/25/2031	20,561	20,017
Series 2011-45, Class ZA, 4.000%, 05/25/2031	19,081	18,493

See Notes to Financial Statements.

29 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-47, Class GF, 1M US L + 0.57%, 06/25/2041(a)	$112,708	$112,061
Series 2011-5, Class PO, –%, 09/25/2040(b)	9,232	6,753
Series 2011-55, Class BZ, 3.500%, 06/25/2041	325,440	311,209
Series 2011-74, Class UB, 4.000%, 07/25/2040	139,499	132,037
Series 2011-75, Class HP, 2.500%, 07/25/2040	1,560	1,552
Series 2011-86, Class NF, 1M US L + 0.55%, 09/25/2041(a)	98,918	98,177
Series 2011-86, Class AF, 1M US L + 0.50%, 02/25/2040(a)	26,550	26,444
Series 2011-93, Class GA, 4.000%, 04/25/2039	23,782	23,140
Series 2011-93, Class ST, 4.000%, 09/25/2041	20,329	20,017
Series 2012-100, Class DB, 3.000%, 09/25/2042	143,156	132,404
Series 2012-103, Class PY, 3.000%, 09/25/2042	109,000	95,095
Series 2012-106, Class QN, 3.500%, 10/25/2042	58,395	54,596
Series 2012-108, Class PL, 3.000%, 10/25/2042	413,668	378,743
Series 2012-110, Class JB, 2.500%, 10/25/2042	204,000	158,144
Series 2012-111, Class B, 7.000%, 10/25/2042	83,168	88,769
Series 2012-112, Class DA, 3.000%, 10/25/2042	184,863	171,977
Series 2012-115, Class DY, 2.500%, 10/25/2042	225,000	185,275
Series 2012-120, Class AH, 2.500%, 02/25/2032	29,950	28,846
Series 2012-125, Class GY, 2.000%, 11/25/2042	269,000	209,634
Series 2012-126, Class TA, 3.000%, 10/25/2042	189,805	176,531
Series 2012-128, Class NP, 2.500%, 11/25/2042	8,144	6,262
Series 2012-129, Class HT, 2.000%, 12/25/2032	33,154	29,827
Series 2012-13, Class JP, 4.500%, 02/25/2042	435,323	416,857
Series 2012-131, Class FG, 1M US L + 0.35%, 09/25/2042(a)	12,527	12,280
Series 2012-137, Class CF, 1M US L + 0.30%, 08/25/2041(a)	15,922	15,840
	Principal Amount	Value (Note 2)
Series 2012-139, Class CY, 2.000%, 12/25/2042	$235,000	$170,803
Series 2012-139, Class GB, 2.500%, 12/25/2042	210,538	151,425
Series 2012-14, Class FL, 1M US L + 0.45%, 12/25/2040(a)	4,145	4,141
Series 2012-141, Class PD, 1.750%, 10/25/2041	106,382	97,721
Series 2012-149, Class ZA, 3.000%, 01/25/2041	58,229	55,256
Series 2012-149, Class KB, 3.000%, 01/25/2043	144,000	137,135
Series 2012-149, Class DA, 1.750%, 01/25/2043	30,111	27,673
Series 2012-151, Class NX, 1.500%, 01/25/2043	374,489	322,527
Series 2012-151, Class WC, 2.500%, 01/25/2043	249,000	190,330
Series 2012-152, Class PB, 3.500%, 01/25/2043	55,000	52,881
Series 2012-17, Class JB, 3.500%, 03/25/2042	135,000	106,792
Series 2012-17, Class JA, 3.500%, 12/25/2041	199,730	189,975
Series 2012-19, Class CB, 3.500%, 03/25/2042	100,000	93,814
Series 2012-20, Class TD, 4.500%, 02/25/2042	42,534	42,085
Series 2012-26, Class MA, 3.500%, 03/25/2042	128,306	121,023
Series 2012-27, Class KB, 2.000%, 03/25/2042	150,407	115,280
Series 2012-33, Class F, 1M US L + 0.52%, 04/25/2042(a)	30,239	29,969
Series 2012-37, Class BF, 1M US L + 0.50%, 12/25/2035(a)	53,027	52,803
Series 2012-46, Class YB, 3.500%, 05/25/2042	62,106	52,833
Series 2012-46, Class CD, 2.500%, 04/25/2041	88,020	85,021
Series 2012-47, Class HF, 1M US L + 0.40%, 05/25/2027(a)	69,457	69,375
Series 2012-49, Class TG, 2.000%, 07/25/2041	53,897	51,653
Series 2012-50, Class HC, 2.000%, 03/25/2042	31,131	28,505
Series 2012-51, Class ZX, 3.500%, 05/25/2042	1,980,616	1,559,417
Series 2012-51, Class HJ, 3.500%, 05/25/2042	364,384	327,016
Series 2012-53, Class AP, 2.000%, 04/25/2041	55,696	53,792

See Notes to Financial Statements.

30 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2012-56, Class WB, 3.500%, 05/25/2042	$67,684	$63,479
Series 2012-56, Class UB, 4.000%, 06/25/2042	416,000	382,854
Series 2012-64, Class NA, 3.000%, 08/25/2041	35,308	34,541
Series 2012-69, Class PL, 3.000%, 01/25/2042	127,738	122,873
Series 2012-70, Class WC, 3.000%, 07/25/2042	172,000	140,780
Series 2012-80, Class GZ, 3.000%, 08/25/2042	407,657	377,434
Series 2012-82, Class E, 2.000%, 04/25/2042	25,678	23,765
Series 2012-83, Class AC, 3.000%, 08/25/2042	85,000	75,355
Series 2012-83, Class LD, 2.000%, 04/25/2041	6,803	6,754
Series 2012-90, Class PH, 3.000%, 01/25/2042	77,950	73,833
Series 2012-90, Class PB, 2.500%, 01/25/2042	233,850	219,968
Series 2012-93, Class TL, 3.000%, 09/25/2042	279,000	238,852
Series 2012-98, Class ZP, 6.000%, 09/25/2042	662,711	757,127
Series 2013-100, Class DH, 3.000%, 09/25/2031	16,029	15,817
Series 2013-104, Class CY, 5.000%, 10/25/2043	50,000	50,666
Series 2013-108, Class GU, 3.000%, 10/25/2033	43,543	41,561
Series 2013-114, Class LM, 4.000%, 03/25/2042	219,235	210,471
Series 2013-127, Class NA, 2.000%, 09/25/2039	2,653	2,643
Series 2013-130, Class FB, 1M US L + 0.45%, 01/25/2044(a)	36,494	35,792
Series 2013-136, Class QB, 3.500%, 03/25/2042	174,941	165,694
Series 2013-17, Class YM, 4.000%, 03/25/2033	14,410	14,192
Series 2013-2, Class QF, 1M US L + 0.50%, 02/25/2043(a)	15,128	15,010
Series 2013-20, Class CA, 2.500%, 01/25/2043	188,021	171,449
Series 2013-35, Class CV, 3.000%, 02/25/2043	200,000	182,555
Series 2013-4, Class PL, 2.000%, 02/25/2043	120,000	92,796
Series 2013-40, Class KD, 1.750%, 04/25/2042	341	340
	Principal Amount	Value (Note 2)
Series 2013-52, Class GM, 5.000%, 06/25/2043	$89,000	$92,230
Series 2013-53, Class CV, 3.500%, 05/25/2030	103,929	101,672
Series 2013-68, Class LE, 2.000%, 04/25/2043	83,409	75,834
Series 2013-68, Class P, 3.500%, 10/25/2042	152,664	148,575
Series 2013-72, Class AF, 1M US L + 0.25%, 11/25/2042(a)	8,048	8,008
Series 2013-72, Class YA, 3.000%, 06/25/2033	2,612	2,405
Series 2013-9, Class CB, 5.500%, 04/25/2042	11,816	12,177
Series 2013-9, Class BC, 6.500%, 07/25/2042	236,220	254,161
Series 2013-91, Class PB, 4.000%, 09/25/2043	100,000	88,474
Series 2014-20, Class AC, 3.000%, 08/25/2036	67,532	65,767
Series 2014-21, Class MA, 2.000%, 09/25/2041	76,471	72,047
Series 2014-23, Class A, 3.000%, 05/25/2044	822,851	753,788
Series 2014-23, Class Z, 3.500%, 05/25/2044	521,303	494,760
Series 2014-26, Class YW, 3.500%, 04/25/2044	50,538	48,088
Series 2014-3, Class BM, 2.500%, 06/25/2043	50,000	45,417
Series 2014-43, Class PZ, 3.000%, 07/25/2043	249,037	212,372
Series 2014-49, Class CA, 3.000%, 08/25/2044	92,838	87,557
Series 2014-52, Class LM, 3.500%, 09/25/2044	1,089,776	966,776
Series 2014-6, Class Z, 2.500%, 02/25/2044	125,987	108,996
Series 2014-63, Class LN, 3.000%, 10/25/2044	125,000	93,809
Series 2014-67, Class PL, 3.000%, 04/25/2043	184,902	174,680
Series 2014-73, Class FA, 1M US L + 0.35%, 11/25/2044(a)	14,248	13,803
Series 2014-80, Class DZ, 3.000%, 12/25/2044	3,001,181	2,705,580
Series 2014-81, Class GC, 3.000%, 03/25/2038	31,078	30,102
Series 2014-86, Class PA, 2.000%, 12/25/2044	956,739	861,684
Series 2014-88, Class ER, 2.500%, 02/25/2036	28,096	26,703
Series 2015-16, Class ZY, 2.500%, 04/25/2045	10,357,335	8,739,444

See Notes to Financial Statements.

31 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2015-51, Class CD, 3.000%, 07/25/2044	$121,699	$115,497
Series 2015-56, Class MH, 3.500%, 08/25/2045	1,029,637	941,997
Series 2015-65, Class CZ, 3.500%, 09/25/2045	130,727	109,900
Series 2015-75, Class LB, 3.000%, 10/25/2045	125,000	92,495
Series 2016-14, Class NC, 2.500%, 03/25/2046	272,730	259,020
Series 2016-23, Class PL, 3.000%, 11/25/2045	298,685	243,033
Series 2016-27, Class HK, 3.000%, 01/25/2041	293,770	274,978
Series 2016-31, Class TM, 3.000%, 12/25/2045	260,000	230,733
Series 2016-33, Class LE, 2.500%, 11/25/2033	42,036	39,226
Series 2016-48, Class UF, 1M US L + 0.40%, 08/25/2046(a)	76,770	75,857
Series 2016-52, Class MZ, 3.000%, 08/25/2046	244,830	188,342
Series 2016-55, Class EA, 1.750%, 07/25/2043	833,136	718,287
Series 2016-57, Class PC, 1.750%, 06/25/2046	266,418	227,105
Series 2016-75, Class FC, 1M US L + 0.40%, 10/25/2046(a)	37,830	37,329
Series 2016-8, Class CB, 3.500%, 03/25/2046	733,000	690,321
Series 2016-83, Class KL, 2.500%, 11/25/2046	109,242	72,984
Series 2016-85, Class BA, 2.500%, 11/25/2046	5,543	5,416
Series 2016-9, Class D, 3.000%, 03/25/2046	32,678	30,417
Series 2016-9, Class PA, 2.500%, 06/25/2045	185,967	173,867
Series 2017-1, Class JP, 3.500%, 04/25/2045	109,615	105,680
Series 2017-10, Class FA, 1M US L + 0.40%, 03/25/2047(a)	27,563	27,145
Series 2017-107, Class GA, 3.000%, 08/25/2045	5,669	5,630
Series 2017-15, Class PE, 3.500%, 04/25/2046	49,765	47,854
Series 2017-19, Class B, 3.000%, 01/25/2047	68,111	63,040
Series 2017-22, Class DA, 4.000%, 08/25/2044	8,820	8,685
	Principal Amount	Value (Note 2)
Series 2017-24, Class H, 3.000%, 08/25/2043	$104,427	$101,439
Series 2017-35, Class AH, 3.500%, 04/25/2053	13,462	13,134
Series 2017-38, Class JA, 3.000%, 03/25/2047	117,464	108,484
Series 2017-40, Class GL, 3.500%, 03/25/2043	1,507	1,489
Series 2017-46, Class P, 3.500%, 06/25/2047	2,790,010	2,601,202
Series 2017-56, Class BY, 3.000%, 07/25/2047	128,765	110,409
Series 2017-56, Class BA, 3.000%, 03/25/2045	95,746	91,390
Series 2017-68, Class HQ, 3.000%, 07/25/2046	116,261	109,602
Series 2017-90, Class WB, 3.000%, 11/25/2047	1,119,992	926,941
Series 2017-96, Class PA, 3.000%, 12/25/2054	132,847	125,673
Series 2018-15, Class KG, 2.500%, 01/25/2048	111,954	97,773
Series 2018-19, Class KB, 3.000%, 04/25/2046	65,502	62,464
Series 2018-2, Class HD, 3.000%, 02/25/2047	26,842	25,576
Series 2018-24, Class BA, 3.500%, 09/25/2045	17,387	17,177
Series 2018-38, Class PA, 3.500%, 06/25/2047	60,826	58,686
Series 2018-39, Class FG, 1M US L + 0.25%, 11/25/2033(a)	100,992	99,243
Series 2018-41, Class PZ, 4.000%, 06/25/2048	950,430	842,869
Series 2018-43, Class FE, 1M US L + 0.25%, 09/25/2038(a)	103,063	100,987
Series 2018-45, Class GA, 3.000%, 06/25/2048	39,303	35,073
Series 2018-5, Class JP, 3.000%, 09/25/2047	46,341	42,546
Series 2018-50, Class DY, 3.000%, 10/25/2047	580,000	527,243
Series 2018-56, Class CH, 3.000%, 08/25/2048	31,947	29,444
Series 2018-60, Class KL, 4.000%, 08/25/2048	96,000	90,248
Series 2018-67, Class DY, 4.000%, 09/25/2048	304,029	279,884
Series 2018-83, Class AC, 3.500%, 11/25/2048	162,763	152,474
Series 2018-83, Class LH, 4.000%, 11/25/2048	21,709	21,250
Series 2018-9, Class PL, 3.500%, 02/25/2048	395,045	363,078

See Notes to Financial Statements.

32 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-94, Class KD, 3.500%, 12/25/2048	$53,217	$50,647
Series 2018-94, Class KZ, 4.500%, 01/25/2049	185,875	168,269
Series 2019-10, Class MA, 3.000%, 03/25/2049	79,937	73,559
Series 2019-12, Class HA, 3.500%, 11/25/2057	134,546	129,276
Series 2019-13, Class MH, 3.000%, 03/25/2049	299,690	278,954
Series 2019-34, Class PZ, 3.000%, 07/25/2049	113,146	66,752
Series 2019-45, Class PT, 3.000%, 08/25/2049	134,985	124,921
Series 2019-50, Class CZ, 2.750%, 09/25/2049	172,709	92,234
Series 2019-55, Class MQ, 3.500%, 10/25/2049	630,091	589,175
Series 2019-60, Class BF, 1M US L + 0.45%, 10/25/2049(a)	12,332	12,006
Series 2019-65, Class HA, 2.500%, 11/25/2049	111,825	99,562
Series 2019-81, Class LB, 1.500%, 12/25/2049	563,667	461,622
Series 2020-10, Class B, 3.000%, 03/25/2050	263,006	240,438
Series 2020-36, Class GD, 2.000%, 12/25/2037	141,948	129,139
Series 2020-47, Class GZ, 2.000%, 07/25/2050	211,651	132,773
Series 2020-73, Class ED, 0.838%, 11/25/2049(a)	847,627	658,674
Series 2021-12, Class GA, 1.000%, 07/25/2050	136,886	104,724
Series 2021-15, Class JB, 1.250%, 04/25/2051	120,361	52,590
Series 2021-17, Class ZA, 1.500%, 04/25/2051	158,885	71,303
Series 2021-47, Class PE, 1.750%, 07/25/2051	854,820	693,835
Series 2021-47, Class PD, 1.500%, 07/25/2051	854,820	680,163
Series 2021-59, Class H, 2.000%, 06/25/2048	235,006	200,533
Series 2021-6, Class KU, 1.500%, 02/25/2051	181,291	111,756
Series 2021-66, Class HU, 1.500%, 10/25/2051	110,000	58,908
Series 2021-66, Class JG, 1.000%, 10/25/2051	576,474	468,810
Series 2021-69, Class WA, 2.000%, 04/25/2049	334,117	285,207
	Principal Amount	Value (Note 2)
Series 2021-72, Class NL, 1.500%, 10/25/2051	$316,302	$200,436
Series 2021-72, Class NB, 1.500%, 10/25/2051	140,000	65,926
Series 2021-80, Class KE, 2.000%, 11/25/2051	268,468	232,291
Series 2022-17, Class GV, 2.500%, 01/25/2052	3,569,000	2,759,224
Series 2022-37, Class QL, 4.000%, 07/25/2052	1,683,000	1,643,267
Series 2022-4, Class CK, 1.500%, 04/25/2051	103,750	60,916
Series 2022-43, Class ZA, 4.500%, 07/25/2052	232,543	230,010
Series 2022-43, Class AN, 4.250%, 07/25/2052	240,932	222,125
Series 2022-64, Class GM, 4.500%, 10/25/2052	3,161,000	3,038,235
Series 2022-68, Class Z, 5.000%, 10/25/2052	1,025,555	1,009,814
Series 2022-81, Class DO, –%, 11/25/2052	1,474,723	704,614
		81,663,294
Fannie Mae Grantor Trust
2002-T12
Series 2002-T12, Class A1, 6.500%, 05/25/2042	140,632	142,331

Freddie Mac
Series 1994-1665, Class KZ, 6.500%, 01/15/2024	886	886
Series 1996-1863, Class Z, 6.500%, 07/15/2026	1,670	1,669
Series 1997-1935, Class FK, 1M US L + 0.70%, 02/15/2027(a)	9,339	9,356
Series 1997-1980, Class Z, 7.000%, 07/15/2027	9,711	9,874
Series 1998-2034, Class Z, 6.500%, 02/15/2028	16,802	17,211
Series 1998-2035, Class PC, 6.950%, 03/15/2028	3,783	3,879
Series 1998-2053, Class Z, 6.500%, 04/15/2028	11,965	12,177
Series 1998-2060, Class Z, 6.500%, 05/15/2028	6,642	6,828
Series 1998-2079, Class FA, 1M US L + 0.50%, 07/17/2028(a)	893	893
Series 1998-2095, Class PE, 6.000%, 11/15/2028	13,643	13,908
Series 1998-2102, Class Z, 6.000%, 12/15/2028	38,611	39,356
Series 1999-2115, Class FB, 1M US L + 0.45%, 01/15/2029(a)	20,688	20,656

See Notes to Financial Statements.

33 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 1999-2126, Class CB, 6.250%, 02/15/2029	$17,719	$18,015
Series 1999-2137, Class TH, 6.500%, 03/15/2029	4,539	4,673
Series 1999-2154, Class PL, 6.500%, 05/15/2029	140,395	142,851
Series 2000-2224, Class CB, 8.000%, 03/15/2030	10,781	11,551
Series 2001-2274, Class ZM, 6.500%, 01/15/2031	8,830	9,021
Series 2001-2279, Class Z, 6.000%, 01/15/2031	9,515	9,645
Series 2001-2320, Class FI, 1M US L + 0.50%, 09/15/2029(a)	26,181	26,131
Series 2001-2322, Class FV, 1M US L + 0.50%, 06/15/2030(a)	24,494	24,022
Series 2001-2324, Class PZ, 6.500%, 06/15/2031	115,413	121,514
Series 2001-2334, Class KB, 6.500%, 05/15/2028	58,282	59,574
Series 2001-2341, Class FP, 1M US L + 0.90%, 07/15/2031(a)	25,293	25,548
Series 2001-2367, Class FA, 1M US L + 0.525%, 06/15/2031(a)	23,460	23,413
Series 2001-2372, Class F, 1M US L + 0.50%, 10/15/2031(a)	17,685	17,660
Series 2001-2388, Class FR, 1M US L + 0.65%, 06/15/2031(a)	20,092	20,124
Series 2001-2388, Class FB, 1M US L + 0.60%, 01/15/2029(a)	19,828	19,840
Series 2001-2391, Class HF, 1M US L + 0.55%, 06/15/2031(a)	8,050	8,040
Series 2001-2396, Class FM, 1M US L + 0.45%, 12/15/2031(a)	25,099	25,103
Series 2001-2396, Class FN, 1M US L + 0.65%, 12/15/2031(a)	91,370	91,794
Series 2002-2411, Class F, 1M US L + 0.55%, 02/15/2032(a)	19,470	19,506
Series 2002-2412, Class OF, 1M US L + 0.95%, 12/15/2031(a)	27,701	28,092
	Principal Amount	Value (Note 2)
Series 2002-2417, Class FY, 1M US L + 0.60%, 12/15/2031(a)	$8,160	$8,161
Series 2002-2424, Class FY, 1M US L + 0.45%, 03/15/2032(a)	44,898	44,751
Series 2002-2430, Class WF, 6.500%, 03/15/2032	7,464	7,875
Series 2002-2433, Class FA, 1M US L + 0.95%, 02/15/2032(a)	31,341	31,786
Series 2002-2460, Class FA, 1M US L + 1.00%, 03/15/2032(a)	60,762	61,496
Series 2002-2466, Class FV, 1M US L + 0.55%, 03/15/2032(a)	53,756	53,834
Series 2002-2470, Class EF, 1M US L + 1.00%, 03/15/2032(a)	65,140	66,171
Series 2002-2478, Class FD, 1M US L + 1.00%, 02/15/2032(a)	18,060	17,950
Series 2002-2481, Class FE, 1M US L + 1.00%, 03/15/2032(a)	18,406	18,698
Series 2002-2488, Class FU, 1M US L + 0.60%, 03/15/2032(a)	62,315	62,374
Series 2002-2494, Class F, 1M US L + 1.05%, 06/15/2031(a)	31,166	31,553
Series 2002-2495, Class ZB, 4.500%, 09/15/2032	35,837	35,167
Series 2002-2510, Class FE, 1M US L + 0.40%, 10/15/2032(a)	12,981	12,876
Series 2002-2513, Class AF, 1M US L + 1.00%, 02/15/2032(a)	48,275	46,448
Series 2002-2516, Class FD, 1M US L + 1.00%, 02/15/2032(a)	45,877	46,601
Series 2002-2517, Class FR, 1M US L + 0.35%, 10/15/2032(a)	11,970	11,881
Series 2002-2524, Class DH, 6.000%, 11/15/2032	31,037	32,027
Series 2002-2525, Class NU, 5.000%, 04/15/2032	71,540	71,520
Series 2002-2535, Class AW, 5.500%, 12/15/2032	9,405	9,514
Series 2002-2538, Class F, 1M US L + 0.60%, 12/15/2032(a)	128,311	128,703

See Notes to Financial Statements.

34 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2002-2541, Class BL, 5.500%, 12/15/2032	$39,603	$40,743
Series 2003-2554, Class MN, 5.500%, 01/15/2033	42,582	43,782
Series 2003-2557, Class WF, 1M US L + 0.40%, 01/15/2033(a)	32,630	32,521
Series 2003-2557, Class NU, 5.250%, 03/15/2032	52,288	53,176
Series 2003-2557, Class HL, 5.300%, 01/15/2033	85,479	87,034
Series 2003-2568, Class D, 5.500%, 02/15/2033	31,686	32,655
Series 2003-2571, Class FY, 1M US L + 0.75%, 12/15/2032(a)	20,381	20,548
Series 2003-2577, Class FC, 1M US L + 0.50%, 02/15/2033(a)	91,293	90,968
Series 2003-2587, Class FW, 1M US L + 0.47%, 03/15/2033(a)	32,490	32,438
Series 2003-2590, Class OZ, 4.000%, 03/15/2033	226,235	221,165
Series 2003-2590, Class QY, 3.750%, 04/15/2028	5,424	5,330
Series 2003-2614, Class FV, 1M US L + 1.50%, 05/15/2033(a)	204,310	207,465
Series 2003-2624, Class QH, 5.000%, 06/15/2033	11,781	11,933
Series 2003-2626, Class ZX, 5.000%, 06/15/2033	203,116	190,162
Series 2003-2627, Class CN, 5.000%, 06/15/2033	33,832	34,256
Series 2003-2631, Class DB, 5.000%, 06/15/2033	148,000	149,342
Series 2003-2647, Class A, 3.250%, 04/15/2032	71,521	69,174
Series 2003-2648, Class WZ, 5.000%, 07/15/2033	267,901	276,792
Series 2003-2668, Class LH, 5.000%, 09/15/2033	22,139	22,423
Series 2003-2707, Class FH, 1M US L + 0.65%, 04/15/2032(a)	36,389	36,555
Series 2003-2717, Class LH, 5.500%, 12/15/2033	5,625	5,813
Series 2003-2725, Class TA, 4.500%, 12/15/2033	159,000	159,046
Series 2004-2750, Class TC, 5.250%, 02/15/2034	5,748	5,779
Series 2004-2768, Class PW, 4.250%, 03/15/2034	141,707	138,445
Series 2004-2802, Class OH, 6.000%, 05/15/2034	17,092	17,443
	Principal Amount	Value (Note 2)
Series 2004-2835, Class KZ, 5.500%, 08/15/2034	$34,493	$35,430
Series 2004-2835, Class TB, 4.500%, 08/15/2034	329,531	320,429
Series 2004-2893, Class PE, 5.000%, 11/15/2034	225,210	228,490
Series 2004-2896, Class BZ, 5.000%, 11/15/2034	75,048	75,637
Series 2004-2901, Class KB, 5.000%, 12/15/2034	34,948	35,524
Series 2005-2916, Class MY, 5.500%, 01/15/2035	146,771	148,557
Series 2005-2927, Class EZ, 5.500%, 02/15/2035	15,921	15,915
Series 2005-2929, Class PG, 5.000%, 02/15/2035	24,133	24,514
Series 2005-2933, Class HD, 5.500%, 02/15/2035	25,480	25,871
Series 2005-2942, Class ZN, 5.500%, 03/15/2035	544,628	552,789
Series 2005-2953, Class PG, 5.500%, 03/15/2035	16,487	17,129
Series 2005-2962, Class KF, 1M US L + 0.20%, 04/15/2035(a)	13,591	13,488
Series 2005-2980, Class QA, 6.000%, 05/15/2035	37,376	39,398
Series 2005-2996, Class GX, 5.500%, 06/15/2035	72,000	74,500
Series 2005-3012, Class ZE, 5.750%, 08/15/2035	52,707	54,432
Series 2005-3028, Class FM, 1M US L + 0.25%, 09/15/2035(a)	10,684	10,600
Series 2005-3028, Class PG, 5.500%, 09/15/2035	50,878	51,525
Series 2005-3028, Class ZE, 5.500%, 09/15/2035	867,047	806,955
Series 2005-3033, Class WY, 5.500%, 09/15/2035	78,918	81,653
Series 2005-3036, Class NE, 5.000%, 09/15/2035	91,486	93,210
Series 2005-3042, Class PZ, 5.750%, 09/15/2035	156,285	170,071
Series 2005-3052, Class WH, 5.500%, 10/15/2035	19,916	20,433
Series 2005-3059, Class ZM, 5.000%, 02/15/2035	87,320	88,142
Series 2005-3062, Class DE, 5.500%, 11/15/2035	125,300	129,832
Series 2005-3068, Class Z, 5.500%, 11/15/2035	156,243	162,046

See Notes to Financial Statements.

35 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2005-3070, Class FT, 1M US L + 0.35%, 11/15/2035(a)	$16,092	$16,010
Series 2005-3072, Class NF, 1M US L + 0.50%, 11/15/2035(a)	35,171	35,007
Series 2005-3085, Class FE, 1M US L + 0.80%, 08/15/2035(a)	40,702	41,152
Series 2006-3098, Class PG, 5.000%, 01/15/2036	60,833	61,972
Series 2006-3122, Class OH, –%, 03/15/2036(b)	10,352	8,942
Series 2006-3123, Class HT, 5.000%, 03/15/2026	17,716	17,523
Series 2006-3136, Class KF, 1M US L + 0.30%, 04/15/2036(a)	17,812	17,706
Series 2006-3137, Class XP, 6.000%, 04/15/2036	20,576	21,840
Series 2006-3143, Class BC, 5.500%, 02/15/2036	90,848	93,862
Series 2006-3145, Class FN, 1M US L + 0.43%, 04/15/2036(a)	11,915	11,789
Series 2006-3148, Class CY, 6.000%, 04/15/2036	20,221	20,946
Series 2006-3153, Class UG, 1M US L + 0.45%, 05/15/2036(a)	21,403	21,274
Series 2006-3154, Class PN, 5.500%, 05/15/2036	61,462	63,831
Series 2006-3201, Class FL, 1M US L + 0.60%, 08/15/2036(a)	86,604	86,390
Series 2006-3202, Class HF, 1M US L + 0.35%, 08/15/2036(a)	39,934	39,569
Series 2006-3203, Class ZM, 5.000%, 08/15/2036	192,261	195,740
Series 2006-3204, Class ZM, 5.000%, 08/15/2034	90,690	91,393
Series 2006-3206, Class FE, 1M US L + 0.40%, 08/15/2036(a)	39,153	38,734
Series 2006-3235, Class Z, 6.500%, 11/15/2036	597,897	683,200
Series 2006-3236, Class EF, 1M US L + 0.30%, 11/15/2036(a)	11,427	11,268
Series 2006-3237, Class CD, 5.500%, 09/15/2036	140,739	140,461
Series 2006-3237, Class CE, 5.500%, 11/15/2036	122,000	126,378
	Principal Amount	Value (Note 2)
Series 2006-3240, Class FG, 1M US L + 1.11%, 11/15/2036(a)	$214,274	$216,023
Series 2006-3249, Class CB, 4.250%, 12/15/2036	377,100	366,910
Series 2007-3279, Class FB, 1M US L + 0.32%, 02/15/2037(a)	79,466	77,971
Series 2007-3284, Class AZ, 4.500%, 03/15/2037	24,510	23,774
Series 2007-3301, Class FY, 1M US L + 0.42%, 04/15/2037(a)	14,414	14,174
Series 2007-3311, Class DF, 1M US L + 0.34%, 05/15/2037(a)	101,731	99,998
Series 2007-3312, Class PA, 5.500%, 05/15/2037	16,070	16,753
Series 2007-3316, Class FB, 1M US L + 0.30%, 08/15/2035(a)	28,863	28,590
Series 2007-3349, Class HG, 5.500%, 07/15/2037	17,121	17,764
Series 2007-3361, Class AF, 1M US L + 0.35%, 11/15/2036(a)	65,851	65,042
Series 2007-3367, Class YF, 1M US L + 0.55%, 09/15/2037(a)	17,085	16,982
Series 2007-3368, Class AF, 1M US L + 0.72%, 09/15/2037(a)	60,584	60,547
Series 2007-3378, Class FA, 1M US L + 0.58%, 06/15/2037(a)	35,186	35,142
Series 2007-3380, Class FM, 1M US L + 0.59%, 10/15/2037(a)	56,608	56,418
Series 2007-3382, Class FL, 1M US L + 0.70%, 11/15/2037(a)	70,323	70,425
Series 2007-3382, Class FG, 1M US L + 0.60%, 11/15/2037(a)	28,254	28,186
Series 2007-3387, Class PF, 1M US L + 0.42%, 11/15/2037(a)	26,166	25,918
Series 2007-3388, Class FJ, 1M US L + 0.70%, 11/15/2037(a)	112,100	111,865
Series 2008-3404, Class DC, 5.500%, 01/15/2038	285,000	303,244
Series 2008-3405, Class PE, 5.000%, 01/15/2038	44,391	45,202
Series 2008-3409, Class DB, 6.000%, 01/15/2038	159,530	167,868

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2008-3411, Class FL, 1M US L + 0.70%, 02/15/2038(a)	$19,258	$19,282
Series 2008-3415, Class DF, 1M US L + 0.70%, 08/15/2035(a)	84,488	84,798
Series 2008-3415, Class PC, 5.000%, 12/15/2037	32,031	32,150
Series 2008-3415, Class TF, 1M US L + 0.74%, 08/15/2035(a)	41,846	42,068
Series 2008-3450, Class PE, 5.000%, 05/15/2038	50,723	51,771
Series 2008-3469, Class CF, 1M US L + 0.79%, 07/15/2038(a)	19,444	19,541
Series 2009-3536, Class FM, 1M US L + 1.00%, 05/15/2039(a)	17,519	17,699
Series 2009-3539, Class B, 4.500%, 06/15/2029	44,000	43,541
Series 2009-3545, Class FA, 1M US L + 0.85%, 06/15/2039(a)	50,270	50,468
Series 2009-3548, Class ZE, 5.500%, 12/15/2032	143,787	147,648
Series 2009-3549, Class FA, 1M US L + 1.20%, 07/15/2039(a)	17,898	17,971
Series 2009-3564, Class NB, 5.000%, 08/15/2039	348,605	353,436
Series 2009-3574, Class D, 5.000%, 09/15/2039	73,921	75,529
Series 2009-3584, Class FA, 1M US L + 0.70%, 12/15/2036(a)	25,109	25,230
Series 2009-3587, Class DA, 4.500%, 10/15/2039	119,294	116,306
Series 2009-3588, Class CW, 4.145%, 10/15/2037(a)	361,701	378,499
Series 2009-3604, Class PO, –%, 05/15/2036(b)	66,057	54,150
Series 2009-3605, Class BF, 1M US L + 0.86%, 11/15/2039(a)	119,753	120,803
Series 2009-3611, Class FH, 1M US L + 0.75%, 07/15/2034(a)	11,254	11,317
Series 2010-3620, Class EL, 4.000%, 01/15/2030	22,473	22,244
Series 2010-3622, Class PB, 5.000%, 01/15/2040	400,000	406,504
Series 2010-3626, Class ME, 5.000%, 01/15/2040	434,290	446,219
	Principal Amount	Value (Note 2)
Series 2010-3631, Class PA, 4.000%, 02/15/2040	$177,036	$175,171
Series 2010-3653, Class B, 4.500%, 04/15/2030	62,182	62,091
Series 2010-3662, Class PJ, 5.000%, 04/15/2040	182,508	185,961
Series 2010-3664, Class DA, 4.000%, 11/15/2037	82,555	81,271
Series 2010-3704, Class DC, 4.000%, 11/15/2036	34,755	34,457
Series 2010-3747, Class CY, 4.500%, 10/15/2040	291,533	290,542
Series 2010-3762, Class WP, 4.000%, 12/15/2039	15,882	15,616
Series 2010-3770, Class GA, 4.500%, 10/15/2040	333,902	335,927
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	8,591,600	8,352,640
Series 2010-3778, Class JA, 3.500%, 04/15/2040	113,695	111,007
Series 2011-3792, Class DF, 1M US L + 0.40%, 11/15/2040(a)	5,306	5,304
Series 2011-3798, Class PJ, 4.000%, 01/15/2041	54,926	53,906
Series 2011-3800, Class AF, 1M US L + 0.50%, 02/15/2041(a)	21,539	21,375
Series 2011-3819, Class ZQ, 6.000%, 04/15/2036	14,706	15,481
Series 2011-3822, Class FY, 1M US L + 0.40%, 02/15/2033(a)	24,797	24,716
Series 2011-3825, Class BP, 4.000%, 03/15/2041	72,979	70,084
Series 2011-3830, Class NB, 4.500%, 02/15/2039	18,660	18,557
Series 2011-3843, Class FE, 1M US L + 0.55%, 04/15/2041(a)	42,092	41,523
Series 2011-3843, Class PZ, 5.000%, 04/15/2041	607,276	626,567
Series 2011-3852, Class QN, 27.21053% - 1M US L, 05/15/2041(a)	39,861	39,140
Series 2011-3852, Class TP, 27.50% - 1M US L, 05/15/2041(a)	23,104	24,038
Series 2011-3857, Class ZP, 5.000%, 05/15/2041	1,011,157	1,042,583
Series 2011-3862, Class MA, 5.000%, 04/15/2041	89,588	90,509
Series 2011-3870, Class ME, 4.000%, 01/15/2040	446	445

See Notes to Financial Statements.

37 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-3891, Class BF, 1M US L + 0.55%, 07/15/2041(a)	$39,386	$38,820
Series 2011-3894, Class ZA, 4.500%, 07/15/2041	354,685	356,850
Series 2011-3905, Class BZ, 3.000%, 08/15/2041	170,214	131,954
Series 2011-3919, Class DL, 4.000%, 08/15/2030	298,000	288,557
Series 2011-3934, Class KB, 5.000%, 10/15/2041	602,130	617,628
Series 2011-3935, Class JZ, 4.500%, 10/15/2041	1,071,095	1,062,554
Series 2011-3939, Class AZ, 4.000%, 03/15/2041	251,267	239,883
Series 2011-3939, Class BZ, 4.500%, 06/15/2041	770,947	768,194
Series 2011-3957, Class HZ, 4.000%, 11/15/2041	614,481	600,822
Series 2011-3958, Class PJ, 4.500%, 09/15/2041	149,459	149,482
Series 2011-3959, Class MB, 4.500%, 11/15/2041	44,199	42,127
Series 2011-3963, Class JB, 4.500%, 11/15/2041	104,028	103,495
Series 2011-3968, Class LA, 4.500%, 12/15/2041	427,884	427,427
Series 2011-3969, Class JP, 4.500%, 09/15/2041	16,170	15,931
Series 2011-3978, Class CZ, 3.500%, 12/15/2041	2,261,093	2,094,860
Series 2012-3984, Class DF, 1M US L + 0.55%, 01/15/2042(a)	34,093	33,611
Series 2012-3989, Class JW, 3.500%, 01/15/2042	201,233	191,381
Series 2012-3994, Class JZ, 3.500%, 02/15/2042	842,102	784,013
Series 2012-3997, Class EC, 3.500%, 02/15/2042	59,120	50,719
Series 2012-3997, Class FQ, 1M US L + 0.50%, 02/15/2042(a)	39,253	38,539
Series 2012-3998, Class KG, 2.000%, 11/15/2026	37,067	36,267
Series 2012-4001, Class FM, 1M US L + 0.50%, 02/15/2042(a)	27,332	26,867
Series 2012-4011, Class DB, 4.000%, 09/15/2041	198,342	191,164
Series 2012-4011, Class DC, 4.000%, 09/15/2041	203,000	197,837
Series 2012-4012, Class GC, 3.500%, 06/15/2040	32,193	31,429
Series 2012-4020, Class PG, 2.500%, 03/15/2027	6,673	6,445
	Principal Amount	Value (Note 2)
Series 2012-4037, Class CA, 3.000%, 04/15/2027	$42,576	$40,688
Series 2012-4039, Class LT, 3.500%, 05/15/2042	113,000	100,064
Series 2012-4048, Class CE, 4.000%, 05/15/2042	611,000	593,319
Series 2012-4050, Class ND, 2.500%, 09/15/2041	14,171	13,714
Series 2012-4062, Class MZ, 3.500%, 06/15/2042	118,807	113,725
Series 2012-4064, Class AY, 3.000%, 06/15/2027	64,000	61,749
Series 2012-4068, Class PE, 3.000%, 06/15/2042	279,000	254,604
Series 2012-4075, Class PB, 3.000%, 07/15/2042	38,946	36,300
Series 2012-4076, Class MV, 3.000%, 04/15/2031	69,000	66,156
Series 2012-4077, Class MA, 2.000%, 08/15/2040	61,502	60,207
Series 2012-4088, Class PB, 3.000%, 08/15/2042	90,760	83,927
Series 2012-4094, Class CW, 2.000%, 08/15/2042	184,209	161,542
Series 2012-4097, Class UF, 1M US L + 0.35%, 08/15/2032(a)	52,497	52,243
Series 2012-4097, Class CU, 1.500%, 08/15/2027	25,000	22,588
Series 2012-4101, Class QN, 3.500%, 09/15/2042	230,625	215,747
Series 2012-4102, Class CB, 2.000%, 09/15/2042	150,000	130,174
Series 2012-4104, Class AJ, 1.500%, 09/15/2027	18,094	17,089
Series 2012-4116, Class YB, 2.500%, 05/15/2042	132,000	113,954
Series 2012-4120, Class TC, 1.500%, 10/15/2027	7,464	7,042
Series 2012-4122, Class BA, 2.988%, 05/15/2040(a)	151,224	141,202
Series 2012-4133, Class TA, 3.000%, 11/15/2042	292,836	253,638
Series 2012-4141, Class PL, 2.500%, 12/15/2042	100,000	77,693
Series 2013-4160, Class HB, 2.500%, 12/15/2032	14,094	12,912
Series 2013-4170, Class FW, 1M US L + 0.95%, 01/15/2033(a)	17,086	16,834
Series 2013-4171, Class MN, 3.000%, 02/15/2043	103,000	83,268
Series 2013-4176, Class YD, 3.000%, 03/15/2043	50,000	43,915

See Notes to Financial Statements.

38 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2013-4183, Class ME, 2.000%, 02/15/2042	$118,891	$112,209
Series 2013-4185, Class PB, 3.000%, 03/15/2043	450,000	418,047
Series 2013-4203, Class DJ, 2.500%, 04/15/2033	44,993	43,070
Series 2013-4218, Class DG, 2.500%, 07/15/2042	126,551	118,035
Series 2013-4220, Class EH, 2.500%, 06/15/2028	25,768	24,896
Series 2013-4231, Class FD, 1M US L + 0.35%, 10/15/2032(a)	12,202	12,162
Series 2013-4246, Class PB, 4.000%, 09/15/2043	493,003	454,104
Series 2013-4257, Class A, 2.500%, 10/15/2027	5,369	5,336
Series 2013-4265, Class FD, 1M US L + 0.40%, 01/15/2035(a)	55,699	55,059
Series 2013-4283, Class EW, 4.500%, 12/15/2043(a)	201,753	201,485
Series 2014-4293, Class NM, 4.500%, 06/15/2043	24,683	24,223
Series 2014-4294, Class PF, 1M US L + 0.40%, 01/15/2044(a)	11,681	11,398
Series 2014-4301, Class U, 3.500%, 07/15/2032	1,200	1,198
Series 2014-4319, Class PM, 3.000%, 03/15/2043	65,665	63,310
Series 2014-4320, Class AP, 3.500%, 07/15/2039	105,627	102,627
Series 2014-4324, Class AY, 3.000%, 04/15/2029	568,738	534,777
Series 2014-4337, Class VJ, 3.500%, 06/15/2027	5,605	5,590
Series 2014-4368, Class GZ, 4.125%, 06/15/2041(c)	1,718,045	1,715,551
Series 2014-4370, Class PC, 2.500%, 09/15/2041	18,193	17,605
Series 2014-4403, Class CZ, 3.000%, 10/15/2044	148,629	94,110
Series 2014-4419, Class DC, 3.000%, 12/15/2044	240,000	196,972
Series 2015-4457, Class KZ, 3.000%, 04/15/2045	82,718	76,189
Series 2015-4459, Class CA, 5.000%, 12/15/2034	17,838	17,870
Series 2015-4461, Class EA, 2.000%, 07/15/2037	81,009	77,343
Series 2015-4498, Class JA, 2.500%, 04/15/2037	124,452	111,613
Series 2015-4508, Class UZ, 3.000%, 07/15/2043	53,104	45,027
	Principal Amount	Value (Note 2)
Series 2015-4531, Class PA, 3.500%, 05/15/2043	$24,682	$24,137
Series 2016-4555, Class CP, 3.000%, 04/15/2045	434,018	411,002
Series 2016-4564, Class QA, 3.000%, 07/15/2029	46,500	45,394
Series 2016-4590, Class AK, 3.500%, 08/15/2027	79,775	77,994
Series 2016-4601, Class CZ, 3.000%, 12/15/2045	108,949	68,352
Series 2016-4613, Class AF, 1M US L + 1.10%, 11/15/2037(a)	92,920	93,020
Series 2016-4619, Class BE, 2.500%, 12/15/2047	20,454	20,324
Series 2016-4629, Class KB, 3.000%, 11/15/2046	1,000,000	875,081
Series 2016-4639, Class HZ, 3.250%, 04/15/2053(c)	687,103	574,384
Series 2017-4656, Class EZ, 4.000%, 02/15/2047	127,923	123,616
Series 2017-4664, Class UE, 3.000%, 05/15/2043	61,855	60,584
Series 2017-4670, Class TY, 3.000%, 03/15/2047	346,000	292,925
Series 2017-4672, Class QD, 3.000%, 08/15/2045	36,059	34,740
Series 2017-4707, Class Z, 4.000%, 08/15/2047	120,378	86,342
Series 2017-4710, Class PA, 3.000%, 04/15/2045	124,614	119,067
Series 2017-4714, Class MY, 3.500%, 08/15/2047	1,000,000	936,297
Series 2017-4748, Class GA, 3.000%, 01/15/2045	58,940	56,780
Series 2018-4767, Class Z, 3.000%, 12/15/2047	36,190	23,598
Series 2018-4787, Class PY, 4.000%, 05/15/2048	47,021	45,306
Series 2018-4800, Class JA, 3.500%, 03/15/2047	6,561	6,531
Series 2018-4808, Class DG, 3.500%, 09/15/2045	970,436	945,166
Series 2018-4813, Class CJ, 3.000%, 08/15/2048	202,443	180,621
Series 2018-4818, Class CA, 3.000%, 04/15/2048	243,178	217,216
Series 2018-4821, Class VA, 4.000%, 10/15/2029	95,244	92,795
Series 2018-4821, Class YZ, 4.000%, 02/15/2042	1,566,307	1,452,345
Series 2018-4821, Class ZM, 3.500%, 05/15/2048	392,862	365,765
Series 2018-4839, Class AE, 4.000%, 04/15/2051	250,310	243,591

See Notes to Financial Statements.

39 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-4846, Class PA, 4.000%, 06/15/2047	$7,177	$7,023
Series 2018-4857, Class HM, 3.500%, 11/15/2046	105,759	102,807
Series 2019-4863, Class AJ, 3.500%, 07/15/2038	49,278	46,992
Series 2019-4863, Class H, 7.000%, 03/15/2049	143,088	158,561
Series 2019-4896, Class BD, 3.500%, 07/25/2049	1,062,753	942,274
Series 2019-4911, Class HG, 2.250%, 04/15/2049	1,795,422	1,568,524
Series 2019-4926, Class BP, 3.000%, 10/25/2049	588,390	538,247
Series 2020-4954, Class LZ, 2.500%, 02/25/2050	120,612	62,901
Series 2020-4989, Class FA, 1M US L + 0.35%, 08/15/2040(a)	142,984	138,896
Series 2020-4989, Class FB, 1M US L + 0.35%, 10/15/2040(a)	140,670	136,851
Series 2020-5000, Class HZ, 1.500%, 08/25/2050	245,932	120,383
Series 2020-5007, Class PY, 1.500%, 08/25/2050	218,000	99,932
Series 2020-5013, Class NH, 1.000%, 09/25/2050	173,581	94,462
Series 2020-5014, Class BP, 1.250%, 09/25/2040	256,799	222,505
Series 2020-5039, Class ZK, 2.500%, 11/25/2050	147,955	79,169
Series 2020-5049, Class JZ, 2.000%, 11/25/2050	138,625	65,431
Series 2020-5049, Class WB, 0.750%, 12/25/2050	390,867	308,300
Series 2020-5068, Class UB, 0.500%, 01/25/2051	109,000	60,057
Series 2021-5085, Class HA, 1.500%, 03/25/2051	124,070	73,271
Series 2021-5092, Class BC, 2.500%, 06/25/2036	40,235	38,962
Series 2021-5103, Class LQ, 1.500%, 04/25/2050	199,887	110,607
Series 2021-5103, Class LM, 1.500%, 05/25/2041	119,098	69,225
Series 2021-5119, Class LM, 1.500%, 05/25/2041	202,779	114,249
Series 2021-5121, Class KE, 1.500%, 06/25/2051	301,427	163,531
Series 2021-5129, Class KC, 1.500%, 11/25/2049	160,662	141,194
Series 2021-5144, Class PC, 1.500%, 09/25/2051	297,727	245,135
Series 2021-5171, Class KY, 1.750%, 12/25/2051	172,000	91,216
	Principal Amount	Value (Note 2)
Series 2021-5178, Class LY, 1.500%, 12/25/2051	$178,029	$80,969
Series 2021-5182, Class M, 2.500%, 05/25/2049	389,692	353,041
Series 2022-5189, Class PG, 2.500%, 09/25/2051	109,117	99,720
Series 2022-5198, Class ZM, 3.000%, 02/25/2052	615,112	472,281
Series 2022-5200, Class WK, 2.500%, 03/25/2052	217,000	147,223
Series 2022-5201, Class CA, 2.500%, 07/25/2048	740,213	672,832
Series 2022-5207, Class CZ, 3.500%, 03/25/2052	359,446	266,330
Series 2022-5208, Class AL, 2.500%, 04/25/2042	1,386,302	1,067,807
Series 2022-5230, Class PE, 2.000%, 12/25/2051	600,000	486,133
		57,614,592
Freddie Mac Strips
Series 2013-299, Class 300, 3.000%, 01/15/2043	182,973	169,242
Series 2013-300, Class 300, 3.000%, 01/15/2043	141,787	130,795
		300,037
Freddie Mac Structured Pass-Through Certificates
Series 2001-32, Class A1, 1M US L + 0.26%, 08/25/2031(a)	90,221	90,097
Series 2002-41, Class 3A, 4.327%, 07/25/2032(a)	2,133,625	2,069,540
Series 2003-55, Class 1A3A, 1M US L + 0.40%, 03/25/2043(a)	294,347	292,003
		2,451,640
Ginnie Mae
Series 2002-72, Class FB, 1M US L + 0.40%, 10/20/2032(a)	18,208	18,209
Series 2003-25, Class FC, 1M US L + 0.40%, 08/26/2023(a)	1,001	1,001
Series 2003-76, Class TG, 5.500%, 09/20/2033	158,611	158,688
Series 2003-98, Class FY, 1M US L + 0.35%, 09/20/2033(a)	23,723	23,714
Series 2004-1, Class TE, 5.000%, 06/20/2033	24,451	24,435
Series 2004-15, Class AY, 5.500%, 02/20/2034	108,890	110,485
Series 2004-22, Class AZ, 5.500%, 04/20/2034	161,687	166,330

See Notes to Financial Statements.

40 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2004-26, Class ED, 5.500%, 04/16/2034	$68,800	$69,843
Series 2004-34, Class QL, 5.500%, 05/16/2034	125,625	128,101
Series 2004-55, Class MC, 5.500%, 07/20/2034	42,700	43,431
Series 2004-7, Class Z, 5.500%, 01/16/2034	1,437,900	1,449,806
Series 2004-87, Class BC, 4.500%, 10/20/2034	13,751	13,560
Series 2005-11, Class PL, 5.000%, 02/20/2035	31,916	32,335
Series 2005-13, Class NB, 5.000%, 02/20/2035	11,812	11,922
Series 2005-13, Class BG, 5.000%, 02/20/2035	158,380	159,813
Series 2005-3, Class JL, 5.000%, 12/16/2034	76,438	76,687
Series 2005-3, Class JM, 4.750%, 01/20/2035	54,655	54,307
Series 2005-3, Class OC, 5.000%, 01/20/2035	174,212	175,253
Series 2005-3, Class QB, 5.000%, 01/16/2035	69,679	69,763
Series 2005-44, Class GZ, 5.000%, 07/20/2035	121,035	120,490
Series 2005-45, Class BF, 1M US L + 0.30%, 06/20/2035(a)	37,052	36,688
Series 2005-49, Class B, 5.500%, 06/20/2035	79,682	81,548
Series 2005-51, Class DC, 5.000%, 07/20/2035	122,579	125,204
Series 2005-56, Class BD, 5.000%, 07/20/2035	42,115	42,432
Series 2005-56, Class JA, 5.000%, 05/17/2035	13,112	13,088
Series 2005-69, Class WD, 5.000%, 05/18/2035	44,638	44,660
Series 2005-73, Class PH, 5.000%, 09/20/2035	116,370	115,773
Series 2005-92, Class PB, 6.000%, 12/20/2035	161,396	167,931
Series 2006-10, Class PB, 5.500%, 03/20/2036	43,896	44,449
Series 2006-38, Class OH, 6.500%, 08/20/2036	28,000	28,346
Series 2007-18, Class PH, 5.500%, 03/20/2035	137,000	141,318
Series 2007-18, Class B, 5.500%, 05/20/2035	78,594	79,808
Series 2007-35, Class TE, 6.000%, 06/20/2037	104,559	108,487
Series 2007-35, Class NE, 6.000%, 06/16/2037	50,036	51,586
	Principal Amount	Value (Note 2)
Series 2007-40, Class FY, 1M US L + 0.33%, 07/16/2037(a)	$35,441	$35,226
Series 2007-44, Class PH, 6.000%, 07/20/2037	123,425	128,374
Series 2007-57, Class Z, 5.500%, 10/20/2037	795,919	833,498
Series 2007-6, Class LE, 5.500%, 02/20/2037	266,965	270,960
Series 2007-7, Class PG, 5.000%, 02/16/2037	26,052	26,202
Series 2007-79, Class FC, 1M US L + 0.44%, 12/20/2037(a)	122,992	122,911
Series 2008-13, Class FB, 1M US L + 0.50%, 02/20/2038(a)	24,635	24,625
Series 2008-20, Class CE, 5.500%, 06/16/2037	74,241	75,632
Series 2008-31, Class PC, 5.500%, 04/20/2038	49,843	50,639
Series 2008-33, Class PB, 5.500%, 04/20/2038	60,083	61,335
Series 2008-37, Class L, 6.000%, 04/20/2038	40,439	41,485
Series 2008-38, Class PL, 5.500%, 05/20/2038	216,588	220,523
Series 2008-38, Class PN, 5.500%, 05/20/2038	41,654	42,796
Series 2008-38, Class BG, 5.000%, 05/16/2038	63,419	64,072
Series 2008-40, Class PL, 5.250%, 05/16/2038	118,000	122,750
Series 2008-41, Class PE, 5.500%, 05/20/2038	70,977	72,035
Series 2008-47, Class ML, 5.250%, 06/16/2038	27,803	28,162
Series 2008-49, Class PB, 4.750%, 06/20/2038	28,582	28,488
Series 2008-50, Class KB, 6.000%, 06/20/2038	229,323	236,588
Series 2008-51, Class PH, 5.250%, 06/20/2038	42,924	43,080
Series 2008-51, Class FG, 1M US L + 0.77%, 06/16/2038(a)	80,310	80,946
Series 2008-55, Class PL, 5.500%, 06/20/2038	31,981	32,481
Series 2008-58, Class PE, 5.500%, 07/16/2038	84,648	86,383
Series 2008-60, Class JN, 5.500%, 07/20/2038	119,477	120,474
Series 2008-60, Class JP, 5.500%, 07/20/2038	220,000	222,766
Series 2008-65, Class PG, 6.000%, 08/20/2038	217,021	219,019

See Notes to Financial Statements.

41 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2008-66, Class FN, 1M US L + 0.95%, 08/20/2038(a)	$51,471	$51,981
Series 2008-7, Class PQ, 5.000%, 02/20/2038	77,831	77,298
Series 2008-76, Class QE, 5.750%, 09/20/2038	58,000	59,490
Series 2008-77, Class FC, 1M US L + 0.70%, 09/20/2038(a)	60,098	60,245
Series 2008-85, Class PG, 5.250%, 10/20/2038	33,397	33,313
Series 2008-89, Class JC, 5.500%, 08/20/2038	40,435	40,172
Series 2008-89, Class JD, 6.000%, 08/20/2038	15,863	15,802
Series 2008-9, Class FA, 1M US L + 0.50%, 02/20/2038(a)	16,806	16,808
Series 2009-1, Class FA, 1M US L + 1.05%, 01/20/2039(a)	70,003	70,974
Series 2009-10, Class NB, 5.000%, 02/16/2039	76,439	77,557
Series 2009-10, Class PH, 4.500%, 02/20/2039	29,490	29,455
Series 2009-118, Class PY, 5.000%, 12/16/2039	19,532	19,771
Series 2009-12, Class NB, 5.000%, 03/20/2039	54,429	54,431
Series 2009-13, Class E, 4.500%, 03/16/2039	95,384	95,067
Series 2009-15, Class FM, 1M US L + 1.04%, 03/20/2039(a)	66,525	67,111
Series 2009-24, Class WB, 5.000%, 03/20/2039	102,811	102,892
Series 2009-32, Class ZA, 5.500%, 05/20/2039	310,423	322,969
Series 2009-40, Class AD, 4.500%, 06/20/2039	309,000	307,829
Series 2009-47, Class LT, 5.000%, 06/20/2039	111,621	112,727
Series 2009-55, Class FN, 1M US L + 1.00%, 07/20/2039(a)	24,037	24,332
Series 2009-58, Class PA, 4.500%, 07/20/2039	79,470	77,976
Series 2009-61, Class AP, 4.000%, 08/20/2039	38,273	37,776
Series 2009-61, Class MP, 5.000%, 08/20/2039	34,832	34,993
Series 2009-69, Class PH, 5.500%, 08/16/2039	92,000	95,695
	Principal Amount	Value (Note 2)
Series 2009-75, Class GZ, 4.500%, 09/20/2039	$95,904	$94,931
Series 2009-76, Class XA, 5.500%, 09/16/2039	425,664	450,735
Series 2009-76, Class JB, 4.500%, 07/20/2039	23,248	23,110
Series 2009-83, Class TF, 1M US L + 0.90%, 08/20/2039(a)	41,684	42,141
Series 2009-94, Class FA, 1M US L + 0.70%, 10/16/2039(a)	71,515	71,908
Series 2010-105, Class BH, 3.000%, 01/16/2040	78,193	75,164
Series 2010-111, Class FA, 1M US L + 0.35%, 09/20/2040(a)	45,329	45,002
Series 2010-14, Class HA, 4.500%, 02/16/2040	137,574	137,350
Series 2010-14, Class A, 4.500%, 06/16/2039	24,674	24,458
Series 2010-147, Class PG, 3.500%, 05/20/2040	58,175	56,722
Series 2010-157, Class OP, –%, 12/20/2040(b)	9,520	8,086
Series 2010-167, Class WL, 4.500%, 09/20/2040	764,000	759,440
Series 2010-169, Class JZ, 4.000%, 12/20/2040	209,231	200,812
Series 2010-19, Class GW, 4.750%, 02/20/2040	108,305	102,996
Series 2010-62, Class AF, 1M US L + 0.45%, 04/16/2034(a)	18,110	18,108
Series 2010-76, Class NC, 4.500%, 06/20/2040	113,194	111,194
Series 2010-84, Class YB, 4.000%, 07/20/2040	21,302	20,758
Series 2010-H01, Class FA, 1M US L + 0.82%, 01/20/2060(a)	25,570	25,534
Series 2010-H10, Class FC, 1M US L + 1.00%, 05/20/2060(a)	132,055	132,180
Series 2010-H20, Class AF, 1M US L + 0.33%, 10/20/2060(a)	153,208	151,928
Series 2010-H22, Class FE, 1M US L + 0.35%, 05/20/2059(a)	1,428	1,413
Series 2010-H27, Class FA, 1M US L + 0.38%, 12/20/2060(a)	47,286	46,903
Series 2011-100, Class MY, 4.000%, 07/20/2041	100,345	98,890

See Notes to Financial Statements.

42 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-128, Class MD, 4.000%, 10/20/2040	$140,000	$137,146
Series 2011-137, Class WA, 5.592%, 07/20/2040(a)	107,809	112,064
Series 2011-18, Class PA, 4.000%, 08/20/2040	34,773	34,280
Series 2011-43, Class ZQ, 5.500%, 01/16/2033	62,883	62,734
Series 2011-59, Class QC, 4.000%, 12/20/2040	101,248	99,063
Series 2011-66, Class UA, 4.000%, 05/16/2041	123,570	118,475
Series 2011-71, Class ZC, 5.500%, 07/16/2034	196,953	199,237
Series 2011-97, Class WA, 6.105%, 11/20/2038(a)	35,740	37,374
Series 2011-H01, Class AF, 1M US L + 0.45%, 11/20/2060(a)	158,164	157,318
Series 2011-H11, Class FA, 1M US L + 0.50%, 03/20/2061(a)	157,158	156,219
Series 2011-H11, Class FB, 1M US L + 0.50%, 04/20/2061(a)	80,673	80,235
Series 2011-H15, Class FA, 1M US L + 0.45%, 06/20/2061(a)	37,964	37,697
Series 2012-116, Class BY, 3.000%, 09/16/2042	242,000	204,921
Series 2012-127, Class PG, 1.750%, 09/16/2042	152,335	137,301
Series 2012-32, Class PE, 3.500%, 03/16/2042	117,000	108,641
Series 2012-38, Class PL, 3.250%, 01/20/2041	51,263	49,960
Series 2012-51, Class VM, 3.500%, 04/16/2025	55,330	54,106
Series 2012-56, Class HZ, 3.500%, 06/20/2040	1,273,075	1,169,626
Series 2012-68, Class GE, 3.000%, 05/20/2042	4,247	3,575
Series 2012-76, Class GF, 1M US L + 0.30%, 06/16/2042(a)	25,429	25,250
Series 2012-H08, Class FC, 1M US L + 0.57%, 04/20/2062(a)	352,968	351,045
Series 2012-H14, Class FK, 1M US L + 0.58%, 07/20/2062(a)	77,193	76,744
Series 2012-H20, Class PT, 5.520%, 07/20/2062(a)	57,094	56,914
Series 2012-H24, Class FE, 1M US L + 0.60%, 10/20/2062(a)	2,531	2,495
	Principal Amount	Value (Note 2)
Series 2013-100, Class MA, 3.500%, 02/20/2043	$38,619	$37,697
Series 2013-115, Class PM, 4.000%, 08/20/2043	400,000	386,224
Series 2013-169, Class EZ, 3.250%, 11/16/2043	108,598	99,820
Series 2013-22, Class GB, 2.500%, 08/20/2042	115,781	107,374
Series 2013-54, Class WA, 4.892%, 11/20/2042(a)	404,990	407,969
Series 2013-69, Class NA, 2.000%, 09/20/2042	174,046	154,862
Series 2013-70, Class LA, 1.000%, 05/20/2043	110,214	93,161
Series 2013-93, Class CA, 6.000%, 06/20/2043	1,101,739	1,156,952
Series 2013-98, Class KF, 1M US L + 0.30%, 11/20/2041(a)	11,610	11,569
Series 2013-99, Class MF, 1M US L + 0.30%, 07/20/2043(a)	67,168	65,977
Series 2013-H01, Class FA, 1.650%, 01/20/2063	117	106
Series 2013-H04, Class BA, 1.650%, 02/20/2063	2,229	2,095
Series 2013-H07, Class GA, 1M US L + 0.47%, 03/20/2063(a)	90,534	89,833
Series 2013-H09, Class HA, 1.650%, 04/20/2063	5,229	4,906
Series 2013-H18, Class EA, 1M US L + 0.50%, 07/20/2063(a)	33,893	33,754
Series 2014-119, Class ZK, 3.500%, 08/16/2044	1,083,004	995,719
Series 2014-53, Class JM, 7.010%, 04/20/2039(a)	208,124	219,082
Series 2014-98, Class ZP, 3.000%, 07/16/2044	233,429	190,066
Series 2014-98, Class HE, 3.000%, 07/20/2044	53,984	45,651
Series 2014-H10, Class TA, 1M US L + 0.60%, 04/20/2064(a)	326,396	324,152
Series 2014-H15, Class FA, 1M US L + 0.50%, 07/20/2064(a)	21,206	21,018
Series 2014-H16, Class FL, 1M US L + 0.47%, 07/20/2064(a)	409,486	404,568
Series 2014-H19, Class HA, 3.000%, 09/20/2064	267,773	262,081

See Notes to Financial Statements.

43 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2015-190, Class LE, 3.500%, 06/20/2045	$10,143	$9,942
Series 2015-63, Class KA, 3.000%, 04/20/2040	33,494	29,858
Series 2015-84, Class QA, 3.500%, 06/20/2045	240,407	232,043
Series 2015-H09, Class FA, 1M US L + 0.62%, 04/20/2065(a)	233,594	230,014
Series 2015-H12, Class FB, 1M US L + 0.60%, 05/20/2065(a)	76,261	75,541
Series 2015-H15, Class FC, 1M US L + 0.58%, 06/20/2065(a)	107,877	106,610
Series 2015-H22, Class FC, 1M US L + 0.60%, 09/20/2065(a)	43,996	43,427
Series 2015-H26, Class FG, 1M US L + 0.52%, 10/20/2065(a)	243,864	240,861
Series 2015-H26, Class FA, 1M US L + 0.52%, 10/20/2065(a)	49,848	49,429
Series 2015-H27, Class FA, 1M US L + 0.75%, 09/20/2065(a)	2,389,525	2,364,263
Series 2015-H29, Class FA, 1M US L + 0.70%, 10/20/2065(a)	3,400	3,369
Series 2015-H30, Class FE, 1M US L + 0.60%, 11/20/2065(a)	51,165	50,829
Series 2015-H31, Class FT, 1M US L + 0.65%, 11/20/2065(a)	51,237	51,057
Series 2015-H32, Class FH, 1M US L + 0.66%, 12/20/2065(a)	175,644	174,729
Series 2016-116, Class GV, 3.000%, 05/20/2026	34,646	33,387
Series 2016-120, Class KA, 2.000%, 09/20/2046	4,738	4,177
Series 2016-136, Class MY, 2.500%, 10/20/2046	100,000	68,648
Series 2016-163, Class B, 3.000%, 10/20/2046	100,000	80,580
Series 2016-46, Class Z, 3.000%, 04/20/2046	119,635	92,887
Series 2016-82, Class BA, 3.000%, 09/20/2045	52,449	50,628
Series 2016-H06, Class FC, 1M US L + 0.92%, 02/20/2066(a)	143,165	141,805
	Principal Amount	Value (Note 2)
Series 2016-H08, Class FT, 1M US L + 0.72%, 02/20/2066(a)	$201,155	$200,434
Series 2016-H11, Class F, 1M US L + 0.80%, 05/20/2066(a)	3,715,132	3,687,795
Series 2016-H13, Class FT, 1M US L + 0.58%, 05/20/2066(a)	18,942	18,874
Series 2016-H14, Class FA, 1M US L + 0.80%, 06/20/2066(a)	614,834	611,028
Series 2016-H15, Class FA, 1M US L + 0.80%, 07/20/2066(a)	544,936	541,650
Series 2016-H17, Class HA, 2.250%, 03/20/2066	266,542	256,817
Series 2016-H17, Class FK, 1M US L + 0.85%, 07/20/2066(a)	66,071	65,668
Series 2016-H17, Class FC, 1M US L + 0.83%, 08/20/2066(a)	204,798	203,318
Series 2016-H20, Class PT, 4.729%, 09/20/2066(a)	513,170	527,247
Series 2016-H23, Class PT, 4.530%, 09/20/2066(a)	357,415	365,154
Series 2016-H23, Class F, 1M US L + 0.75%, 10/20/2066(a)	182,282	181,740
Series 2016-H24, Class FG, 1M US L + 0.75%, 10/20/2066(a)	541,669	536,542
Series 2016-H26, Class FC, 1M US L + 1.00%, 12/20/2066(a)	112,398	111,624
Series 2017-150, Class JE, 3.000%, 07/20/2047	61,221	57,707
Series 2017-170, Class MC, 2.500%, 10/20/2047	63,825	57,719
Series 2017-36, Class MJ, 3.000%, 03/20/2047	36,594	32,906
Series 2017-56, Class AZ, 3.000%, 04/20/2047	114,348	99,019
Series 2017-73, Class JT, 2.750%, 09/20/2046	2,194	2,173
Series 2017-80, Class BJ, 3.000%, 03/20/2047	90,675	84,322
Series 2017-80, Class LO, –%, 05/20/2047(b)	118,111	87,239
Series 2017-H06, Class FE, 1M US L + 0.55%, 02/20/2067(a)	81,003	80,433
Series 2017-H14, Class FD, 1M US L + 0.47%, 06/20/2067(a)	117,724	116,337

See Notes to Financial Statements.

44 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2017-H15, Class FC, 1M US L + 0.47%, 06/20/2067(a)	$225,142	$223,224
Series 2017-H16, Class PT, 4.784%, 05/20/2066(a)	22,102	22,075
Series 2017-H17, Class FG, 1M US L + 0.50%, 08/20/2067(a)	30,224	30,023
Series 2017-H22, Class FH, 12M US L + 0.22%, 11/20/2067(a)	263,387	257,283
Series 2018-131, Class QA, 3.000%, 12/20/2047	273,733	256,173
Series 2018-160, Class AD, 3.500%, 02/20/2048	253,343	241,843
Series 2018-36, Class CZ, 4.000%, 03/20/2048	272,229	257,172
Series 2018-37, Class C, 2.500%, 01/20/2046	158,365	147,860
Series 2018-H07, Class FD, 1M US L + 0.30%, 05/20/2068(a)	175,771	175,053
Series 2018-H09, Class FA, 12M US L + 0.50%, 04/20/2068(a)	431,678	424,281
Series 2019-1, Class EY, 4.000%, 10/20/2048	1,066,499	1,019,978
Series 2019-103, Class EK, 4.000%, 04/20/2049	2,921,162	2,815,703
Series 2019-111, Class TE, 2.000%, 09/20/2049	45,769	39,161
Series 2019-128, Class AL, 2.500%, 10/20/2049	300,000	220,674
Series 2019-15, Class A, –%, 07/20/2048(a)	300,226	190,335
Series 2019-36, Class PD, 3.000%, 02/20/2049	275,996	254,722
Series 2019-61, Class K, 3.500%, 07/20/2048	33,279	32,457
Series 2019-H01, Class FT, 1M US L + 0.40%, 10/20/2068(a)	70,672	70,339
Series 2019-H04, Class BA, 3.000%, 01/20/2069	129,281	125,303
Series 2019-H05, Class FT, 1Y US TI + 0.43%, 04/20/2069(a)	106,815	106,801
Series 2019-H08, Class FM, 1M US L + 0.65%, 05/20/2069(a)	1,878,123	1,821,820
Series 2020-122, Class GZ, 3.000%, 08/20/2050	253,464	157,605
	Principal Amount	Value (Note 2)
Series 2020-125, Class GA, 2.500%, 03/20/2050	$355,225	$310,507
Series 2020-125, Class GC, 2.500%, 08/20/2050	43,540	37,796
Series 2020-127, Class LZ, 1.500%, 08/20/2050	556,820	243,042
Series 2020-134, Class ZU, 3.000%, 09/20/2050	109,624	65,375
Series 2020-148, Class ZP, 2.000%, 10/20/2050	223,911	106,775
Series 2020-149, Class LU, 1.000%, 10/20/2050	199,998	96,714
Series 2020-153, Class ML, 2.500%, 10/20/2050	316,993	275,164
Series 2020-153, Class MP, 2.500%, 10/20/2050	333,482	286,402
Series 2020-187, Class KZ, 2.000%, 12/20/2050	162,398	72,348
Series 2020-32, Class UM, 2.500%, 03/20/2050	1,292,520	1,130,041
Series 2020-5, Class LC, 3.500%, 10/20/2049	168,890	160,047
Series 2020-61, Class AB, 3.000%, 05/20/2048	74,016	72,116
Series 2020-62, Class PD, 3.000%, 05/20/2050	484,584	439,294
Series 2020-62, Class WD, 0.569%, 05/20/2050(a)	488,945	296,252
Series 2020-83, Class ML, 3.000%, 06/20/2050	141,322	131,594
Series 2020-98, Class CE, 3.000%, 07/20/2050	1,290,454	1,174,916
Series 2020-H01, Class FT, 1Y US TI + 0.50%, 01/20/2070(a)	79,546	79,206
Series 2020-H04, Class FP, 1M US L + 0.50%, 06/20/2069(a)	242,283	239,308
Series 2020-H12, Class FE, 1M US L + 1.10%, 06/20/2070(a)	968,599	971,314
Series 2020-H13, Class FA, 1M US L + 0.45%, 07/20/2070(a)	194,248	187,125
Series 2021-104, Class AL, 1.500%, 06/20/2051	120,000	60,992
Series 2021-116, Class WZ, 2.000%, 07/20/2051	370,615	241,851
Series 2021-116, Class LZ, 2.500%, 07/20/2051	328,382	208,968
Series 2021-142, Class PZ, 0.750%, 08/20/2051	303,772	171,565
Series 2021-146, Class PO, –%, 07/20/2051(b)	338,715	120,482
Series 2021-177, Class GW, 2.500%, 10/20/2051	166,573	139,494

See Notes to Financial Statements.

45 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2021-205, Class NK, 1.500%, 11/20/2051	$215,000	$164,313
Series 2021-25, Class HA, 2.000%, 02/20/2051	811,151	668,277
Series 2021-8, Class KZ, 2.000%, 01/20/2051	152,714	67,300
Series 2021-H01, Class FA, 1M US L + 1.25%, 11/20/2070(a)	2,900,419	2,892,670
Series 2021-H12, Class GA, 4.594%, 07/20/2071(a)	254,725	251,655
Series 2022-100, Class EB, 3.000%, 06/20/2052	1,729,475	1,426,865
Series 2022-112, Class BM, 3.000%, 06/20/2052	344,718	256,993
Series 2022-126, Class BY, 3.000%, 07/20/2052	960,094	678,324
Series 2022-127, Class WC, 3.500%, 07/20/2052	329,622	243,990
Series 2022-127, Class UL, 2.000%, 07/20/2052	309,557	172,802
Series 2022-137, Class PL, 4.000%, 08/20/2052	288,633	244,578
Series 2022-20, Class KZ, 2.500%, 01/20/2052	107,298	52,217
Series 2022-212, Class DZ, 5.500%, 12/20/2052	2,500,910	2,534,016
Series 2022-44, Class KZ, 4.500%, 03/20/2052	563,738	511,784
Series 2022-51, Class HZ, 3.000%, 03/20/2052	292,514	164,504
Series 2022-68, Class MD, 3.500%, 04/20/2052	223,000	178,561
Series 2022-76, Class PA, 4.000%, 04/20/2052	927,961	903,985
		60,135,661

Vendee Mortgage Trust 2011-2
Series 2011-2, Class DZ, 3.750%, 10/15/2041	1,018,803	965,494

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $208,489,642)		203,273,049

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE- BACKED SECURITIES (3.36%)

Fannie Mae-Aces
Series 2001-M1, Class D, 6.460%, 02/25/2031(a)	100,415	99,968
	Principal Amount	Value (Note 2)
Series 2006-M2, Class A3F, 5.345%, 09/25/2031(a)	$230,300	$231,704
Series 2013-M6, Class 1AC, 3.454%, 02/25/2043(a)	11,248,139	10,805,971
Series 2016-M11, Class AL, 2.944%, 07/25/2039	446,554	406,588
Series 2018-M12, Class A1, 3.546%, 08/25/2030	2,039,581	1,996,257
Series 2018-M15, Class 1A2, 3.700%, 01/25/2036	470,000	442,015
Series 2019-M10, Class A1, 2.000%, 04/25/2030	1,337,222	1,230,446
Series 2019-M14, Class A1, 2.304%, 06/25/2029	34,724	33,592
Series 2019-M24, Class 2XA, 1.270%, 03/25/2031(a)	4,225,057	261,993
Series 2020-M1, Class A2, 2.444%, 10/25/2029	300,000	271,610
Series 2020-M10, Class X1, 1.903%, 12/25/2030(a)(d)	768,024	64,006
Series 2020-M10, Class X4, 0.987%, 07/25/2032(a)(d)	46,966,697	2,267,092
Series 2020-M12, Class IO, 1.404%, 07/25/2029(a)(d)	54,717,209	2,928,892
Series 2020-M13, Class X2, 1.338%, 09/25/2030(a)(d)	7,665,024	389,648
Series 2022-M5, Class A1, 2.446%, 01/01/2034(a)	304,128	276,356
Series 2022-M5, Class A3, 2.446%, 01/01/2034(a)	1,495,000	1,261,501
Series 2022-M8, Class A2, 2.001%, 12/25/2031(a)	100,000	84,297
		23,051,936
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2016-KS07, Class A1, 2.018%, 09/25/2025	2,497,421	2,410,440
Series 2016-KS07, Class X, 0.745%, 09/25/2025(a)	66,001,636	901,497
Series 2017-K153, Class X1, 0.404%, 10/25/2031(a)	100,686,429	1,582,509
Series 2017-Q006, Class A2, 4.202%, 04/25/2028(a)	3,995,030	3,761,828
Series 2018-J19L, Class AFL, 1M US L + 0.23%, 11/25/2027(a)	30,727	30,591
Series 2018-K154, Class X1, 0.434%, 11/25/2032(a)	136,797,143	2,789,116
Series 2018-K156, Class X1, 0.209%, 06/25/2033(a)	624,696,386	4,911,425
Series 2018-K158, Class X1, 0.217%, 10/25/2033(a)	351,079,451	3,158,170
Series 2019-KL4F, Class A2AS, 3.683%, 10/25/2025(a)	256,000	250,771

See Notes to Financial Statements.

46 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2019-KLU2, Class X1, 1.085%, 08/25/2029(a)	$86,696,130	$3,879,400
Series 2020-Q013, Class APT2, 1.167%, 04/25/2027(a)	3,383,869	3,041,754
Series 2021-KLU3, Class X1, 2.079%, 01/25/2031(a)	176,871,695	18,705,615
		45,423,116
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $72,906,835)		68,475,052

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (10.45%)

Fannie Mae Pool
Series 2003-386375, 4.790%, 08/01/2028	689,153	686,967
Series 2005-843080, 6.000%, 12/01/2034	116,801	117,573
Series 2006-, 6.000%, 02/01/2036	115,577	116,764
Series 2007-943003, 5.500%, 08/01/2047	77,357	77,943
Series 2009-, 4.500%, 06/01/2039	371,920	365,262
Series 2009-463331, 5.250%, 08/01/2029	534,033	553,160
Series 2009-930895, 4.500%, 03/01/2039	160,533	157,466
Series 2009-931707, 4.500%, 08/01/2039	104,648	102,757
Series 2009-958348, 5.440%, 04/01/2027	131,776	130,260
Series 2009-958878, 5.750%, 07/01/2027	1,305,513	1,313,040
Series 2011-, 6.210%, 12/01/2029	221,660	228,548
Series 2011-468477, 4.590%, 08/01/2026	393,706	398,622
Series 2011-469013, 5.470%, 08/01/2026	992,869	1,033,237
Series 2011-AH9290, 4.000%, 04/01/2041	39,483	37,209
Series 2012-,
3.000%, 12/01/2042	106,530	97,301
3.000%, 01/01/2043	127,563	117,982
3.040%, 12/01/2030	1,186,636	1,108,137
3.500%, 04/01/2042	60,156	55,693
Series 2012-470020, 4.200%, 01/01/2030	1,550,106	1,554,956
Series 2012-AM0279, 3.210%, 08/01/2027	288,030	287,071
Series 2012-AM1387, 3.260%, 11/01/2032	107,293	104,255
	Principal Amount	Value (Note 2)
Series 2012-MA1214, 3.000%, 10/01/2042	$628,003	$573,648
Series 2013-,
3.000%, 01/01/2043	122,668	113,440
3.000%, 02/01/2043	378,227	345,463
3.000%, 04/01/2043	235,598	213,727
3.000%, 08/01/2043	186,198	170,233
3.380%, 05/01/2028	262,525	254,322
4.370%, 07/01/2028	841,359	848,600
4.410%, 09/01/2028	85,639	87,093
Series 2013-AM3154, 3.250%, 05/01/2028	351,942	349,969
Series 2013-AM4329, 3.870%, 10/01/2025	192,232	189,706
Series 2013-AM4781, 4.180%, 11/01/2028	1,192,485	1,206,168
Series 2013-AM4991, 3.970%, 12/01/2025	158,121	156,487
Series 2013-AR2289, 3.000%, 02/01/2033	218,190	202,703
Series 2013-AT9663, 2.500%, 07/01/2043	469,501	406,520
Series 2013-MA1586, 3.000%, 08/01/2043	188,793	174,592
Series 2014-,
3.300%, 11/01/2026	258,572	251,204
3.730%, 07/01/2034	610,272	594,882
4.060%, 03/01/2030	456,104	457,455
Series 2014-AM4198, 3.550%, 03/01/2024	93,598	92,067
Series 2014-AM7274, 3.000%, 12/01/2024	1,200,000	1,162,082
Series 2015-,
3.100%, 09/01/2025	154,639	149,592
3.390%, 07/01/2035	200,819	187,739
3.600%, 02/01/2040	237,574	227,733
3.610%, 08/01/2030	300,000	294,570
4.000%, 01/01/2041	128,251	125,234
4.500%, 06/01/2045	149,021	148,750
Series 2015-AM8666, 2.960%, 06/01/2030	173,510	163,391
Series 2015-AM8918, 3.250%, 09/01/2030	731,000	692,237
Series 2015-AM9173, 3.110%, 06/01/2027	235,935	226,060
Series 2015-AM9288, 2.930%, 07/01/2025	5,597,917	5,403,224
Series 2016-, 3.160%, 07/01/2036(a)	1,678,458	1,539,602
Series 2016-AL8405, 4.500%, 05/01/2041	175,959	171,675
Series 2016-AN0665, 3.070%, 02/01/2026	191,901	185,191
Series 2016-AN0774, 3.210%, 01/01/2026	172,171	167,238

See Notes to Financial Statements.

47 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2016-AN2228, 2.520%, 08/01/2026	$184,511	$174,058
Series 2016-AN3542, 3.410%, 11/01/2046	353,910	306,030
Series 2016-AN3749, 2.520%, 12/01/2026	449,141	423,338
Series 2016-BC0943, 3.500%, 05/01/2046	377,614	358,921
Series 2017-,
2.000%, 01/01/2032	118,772	113,079
3.010%, 07/01/2027	261,003	249,413
3.160%, 07/01/2027	148,355	142,019
3.170%, 01/01/2029	190,311	181,100
3.200%, 01/01/2029	147,295	140,822
3.210%, 11/01/2032	100,000	91,326
3.235%, 02/01/2032	138,090	129,709
3.350%, 01/01/2029	193,669	184,680
3.450%, 03/01/2029	304,679	294,542
3.500%, 06/01/2047	324,397	300,264
Series 2017-AN4431, 3.220%, 01/01/2027	85,000	81,983
Series 2017-AN4469, 3.640%, 01/01/2029	675,487	658,301
Series 2017-AN4529, 3.620%, 01/01/2027	810,989	793,517
Series 2017-AN4606, 3.510%, 02/01/2027	775,062	752,940
Series 2017-AN4833, 3.320%, 04/01/2027	95,000	91,876
Series 2017-AN5279, 3.340%, 04/01/2029	448,777	427,240
Series 2017-AN5742, 3.190%, 05/01/2030	135,569	128,130
Series 2017-AN5796, 3.030%, 06/01/2027	267,031	254,958
Series 2017-AN6304, 3.100%, 10/01/2027	275,000	263,184
Series 2017-AN6670, 3.210%, 09/01/2027	1,889,458	1,787,198
Series 2017-AN7060, 2.930%, 10/01/2027	1,780,000	1,687,673
Series 2017-AN7234, 3.010%, 12/01/2027	994,559	946,465
Series 2017-AN7384, 2.880%, 12/01/2027	47,960	45,490
Series 2017-AN7547, 3.370%, 11/01/2027	1,083,112	1,030,587
Series 2017-AN7823, 2.890%, 12/01/2027	235,000	222,320
Series 2017-CA0522, 3.000%, 10/01/2047	226,761	204,903
Series 2018-,
3.000%, 02/01/2033	48,360	45,776
3.000%, 04/01/2048	508,199	453,723
3.320%, 04/01/2028	200,000	192,233
3.430%, 03/01/2033	998,738	934,243
	Principal Amount	Value (Note 2)
3.500%, 09/01/2028	$130,000	$126,075
3.500%, 05/01/2048	363,250	338,399
3.660%, 05/01/2033	700,000	678,095
3.740%, 07/01/2028	175,000	170,203
3.940%, 10/01/2036	325,810	312,030
4.010%, 12/01/2030	300,000	297,570
4.130%, 12/01/2030	2,000,000	1,987,915
4.500%, 08/01/2041	340,488	343,509
Series 2018-109435, 3.890%, 08/01/2028	1,864,770	1,827,934
Series 2018-387770, 3.625%, 07/01/2028	2,570,000	2,491,528
Series 2018-387853, 3.455%, 08/01/2025	225,000	219,251
Series 2018-387983, 3.630%, 08/01/2028	2,000,000	1,936,228
Series 2018-AN8272, 3.170%, 02/01/2028	100,000	95,494
Series 2018-AN8493, 3.300%, 02/01/2030	419,163	393,471
Series 2018-AN8982, 3.440%, 05/01/2028	1,000,000	962,303
Series 2018-AN9038, 3.460%, 05/01/2028	135,000	130,019
Series 2018-AN924, 4.210%, 05/01/2033	558,360	561,561
Series 2018-AN9976, 3.960%, 02/01/2030	470,000	464,541
Series 2018-BL0212, 3.820%, 07/01/2027	43,538	42,845
Series 2019-,
2.520%, 11/01/2029	143,585	130,590
2.820%, 10/01/2039	945,470	797,143
3.000%, 08/01/2049	97,201	86,794
3.710%, 04/01/2031	1,900,000	1,836,632
4.000%, 07/01/2048	691,967	676,060
4.070%, 11/01/2026	132,862	132,052
4.500%, 08/01/2058	487,758	479,851
5.500%, 06/01/2049	202,096	210,007
6.000%, 05/01/2049	396,664	412,099
Series 2019-BI2928, 3.410%, 07/01/2027	811,003	786,291
Series 2019-BL1188, 3.480%, 02/01/2026	196,281	191,973
Series 2019-BL1300, 4.200%, 01/01/2029	1,375,000	1,367,147
Series 2019-BL1451, 3.760%, 02/01/2029	685,000	666,079
Series 2019-BL1567, 3.590%, 02/01/2029	1,775,000	1,715,292
Series 2019-BL1596, 3.480%, 03/01/2029	163,252	158,087
Series 2019-BL2236, 3.640%, 10/01/2029	1,087,809	1,048,098
Series 2019-BL2356, 3.020%, 05/01/2026	165,000	158,504

See Notes to Financial Statements.

48 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2019-BL2460, 3.400%, 05/01/2029	$572,950	$549,350
Series 2019-BL3182, 2.980%, 07/01/2029	247,856	231,570
Series 2019-BM6011, 3.285%, 11/01/2026(a)	58,450	56,816
Series 2019-BM6152, 3.500%, 06/01/2044	1,092,697	1,037,307
Series 2019-MA3784, 3.500%, 09/01/2049	2,528,680	2,328,563
Series 2020-,
1.400%, 11/01/2032	7,945,000	6,183,255
2.150%, 09/01/2029	500,000	443,814
3.500%, 04/01/2050	186,700	171,879
Series 2021-, 1.710%, 08/01/2031	751,000	615,680
Series 2022-,
2.030%, 12/01/2028	100,000	88,784
3.790%, 05/01/2032	2,148,000	2,013,242
3.890%, 07/01/2032	300,000	286,304
3.910%, 06/01/2032	1,181,000	1,146,023
3.980%, 10/01/2032	700,000	672,356
4.110%, 09/01/2032	1,815,000	1,749,191
4.140%, 08/01/2032	2,038,000	1,960,795
4.240%, 07/01/2032	1,687,000	1,643,305
5.120%, 11/01/2032	2,979,000	3,057,082
5.250%, 10/01/2032	7,898,000	8,234,330
5.300%, 10/01/2032	8,632,000	8,999,510
5.440%, 12/01/2032	7,633,000	7,957,658
5.500%, 11/01/2052	12,172,934	12,399,915
5.620%, 11/01/2032	2,901,983	3,025,141
5.730%, 11/01/2032	16,500,000	16,970,355
6.120%, 11/01/2032	1,685,501	1,757,544
Series 2023-, 6.500%, 04/01/2053	2,168,763	2,243,398
		150,323,678
Freddie Mac
Series 2005-2936, Class FC, 1M US L + 0.40%, 03/15/2029(a)	18,511	18,410

Freddie Mac Gold Pool
Series 2005-, 5.500%, 12/01/2035	171,518	167,362
Series 2006-, 6.000%, 01/01/2036	51,436	52,496
Series 2007-, 5.500%, 11/01/2037	64,367	63,734
Series 2012-, 3.500%, 08/01/2042	102,232	95,243
Series 2013-G80393, 5.000%, 08/20/2036	132,859	133,682
Series 2013-T65180, 3.000%, 11/01/2043	113,341	103,632
	Principal Amount	Value (Note 2)
Series 2015-U49046, 4.000%, 02/01/2029	$39,676	$39,445
		655,594
Freddie Mac Pool
Series 2018-, 3.500%, 12/01/2045	56,386	52,186
Series 2021-, 2.190%, 06/01/2034	147,204	121,192
Series 2022-, 3.000%, 02/01/2046	4,054,973	3,678,113
Series 2023-,
6.500%, 04/01/2053	28,761,910	29,751,738
6.500%, 05/01/2053	6,455,750	6,677,922
		40,281,151
Ginnie Mae I Pool
Series 2010-, 4.500%, 08/15/2040	334,990	333,415

Ginnie Mae II Pool
Series 2010-,
4.000%, 09/20/2040	81,742	79,093
4.000%, 11/20/2040	90,917	87,973
4.000%, 12/20/2040	158,602	154,832
4.500%, 08/20/2040	267,312	264,228
4.875%, 01/20/2035	134,358	133,861
1M US L + 2.071%, 08/20/2060(a)	382,029	389,460
Series 2011-,
4.000%, 09/20/2041	253,206	248,985
4.000%, 10/20/2041	120,920	118,246
4.500%, 07/20/2041	99,598	98,123
Series 2012-,
3.500%, 03/20/2042	338,929	316,039
3.500%, 04/20/2042	77,103	71,896
3.500%, 05/20/2042	134,133	125,072
3.500%, 06/20/2042	83,579	77,944
3.500%, 08/20/2042	90,663	84,539
3.500%, 09/20/2042	72,699	67,789
3.500%, 10/20/2042	86,300	80,471
3.500%, 12/20/2042	220,279	205,399
4.000%, 02/20/2042	25,114	24,300
4.000%, 04/20/2042	101,163	97,883
4.000%, 09/20/2042	93,719	91,520
Series 2012-5302, 3.500%, 02/20/2042	216,806	202,162
Series 2013-,
2.500%, 02/20/2043	138,926	122,966
3.250%, 04/20/2033	304,314	289,299
3.500%, 04/20/2043	226,618	211,308
3.500%, 05/20/2043	102,656	97,845
3.500%, 06/20/2043	105,678	99,913
4.000%, 09/20/2043	266,932	259,915
Series 2013-MA1149, 3.000%, 07/20/2043	12,952	11,755
Series 2014-, 4.500%, 02/20/2034	277,533	275,455

See Notes to Financial Statements.

49 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
4.500%, 02/20/2044	$272,934	$271,991
Series 2015-,
3.500%, 06/20/2035	252,150	243,725
3.750%, 05/20/2045	103,485	99,811
Series 2016-,
3.000%, 06/20/2046	223,903	206,841
3.000%, 07/20/2046	242,098	221,071
3.500%, 06/20/2046	478,060	452,530
4.500%, 09/20/2045	226,888	224,523
4.500%, 03/20/2046	163,774	162,805
Series 2016-MA3588, 3.500%, 04/20/2046	262,532	244,783
Series 2016-MA3793, 3.500%, 07/20/2046	748,251	697,662
Series 2016-MA3865, 3.500%, 08/20/2046	451,790	421,383
Series 2017-,
2.500%, 01/20/2032	289,637	262,734
3.500%, 10/20/2047	343,690	327,033
3.500%, 12/20/2047	777,906	730,585
4.537%, 01/20/2067(a)	155,096	153,736
Series 2018-,
3.500%, 01/20/2048	67,655	64,379
3.500%, 04/20/2048	283,197	269,489
4.000%, 05/20/2048	2,475,239	2,387,348
4.000%, 09/20/2048	2,713,169	2,624,365
4.500%, 09/20/2048	297,061	295,047
5.500%, 10/20/2048	374,366	378,182
Series 2019-,
3.500%, 08/20/2049	369,845	349,630
3.500%, 12/20/2049	145,630	135,317
4.000%, 04/20/2049	104,311	98,813
4.500%, 09/20/2049	421,834	416,198
5.500%, 06/20/2049	198,805	202,953
6.000%, 01/20/2049	313,541	320,638
Series 2019-784688, 5.000%, 02/20/2049	916,114	919,265
Series 2019-MA5864, 3.000%, 04/20/2049	21,808	19,987
Series 2019-MA5920, 3.000%, 05/20/2049	15,745	14,190
Series 2019-MA5936, 6.500%, 05/20/2049	49,653	52,896
Series 2020-,
2.500%, 01/20/2050	193,575	170,041
3.000%, 11/20/2050	158,826	141,766
3.500%, 10/20/2050	234,094	217,533
4.000%, 02/20/2050	526,862	508,127
4.000%, 04/20/2050	862,995	817,508
4.000%, 05/20/2050	166,241	157,676
Series 2022-, 5.000%, 05/20/2052	1,077,010	1,063,296
	Principal Amount	Value (Note 2)
5.000%, 06/20/2052	$631,476	$629,945
		21,364,073
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $217,094,167)		212,976,321

CORPORATE BONDS (48.13%)

	Principal Amount	Value (Note 2)
Aerospace & Defense (1.46%)
Boeing Co.
1.43%, 02/04/2024	9,669,000	9,389,767
2.20%, 02/04/2026	10,030,000	9,327,293
3.95%, 08/01/2059	7,777,000	5,736,022
Raytheon Technologies Corp.
5.15%, 02/27/2033	4,978,000	5,175,969
Total Aerospace & Defense		29,629,051

Airlines (1.18%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(e)	5,063,777	4,936,478
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(e)	3,839,035	3,887,758
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(e)	1,182,620	1,102,323
Southwest Airlines Co.
5.25%, 05/04/2025	7,540,000	7,562,123
United Airlines 2020-1 Class A Pass Through Trust Series 20-1
5.88%, 10/15/2027	6,579,546	6,587,201
Total Airlines		24,075,883

Apparel & Textile Products (0.39%)
Hanesbrands, Inc.
4.88%, 05/15/2026(e)	4,750,000	4,482,251
9.00%, 02/15/2031(e)	3,303,000	3,384,895
Total Apparel & Textile Products		7,867,146

Automobiles Manufacturing (2.84%)
Ford Motor Credit Co. LLC
4.00%, 11/13/2030	3,483,000	2,990,054
6.80%, 05/12/2028	9,919,000	9,933,859
7.35%, 03/06/2030	10,487,000	10,782,529
Ford Motor Credit Co., LLC
3.38%, 11/13/2025	6,500,000	6,045,679
General Motors Financial Co., Inc.
5.85%, 04/06/2030	9,919,000	9,920,837
CMPD SOFR + 1.30%, 04/07/2025(a)(g)	14,607,000	14,555,082
Volkswagen Group of America Finance LLC
0.88%, 11/22/2023(e)	995,000	971,146
3.95%, 06/06/2025(e)	3,000,000	2,939,687
Total Automobiles Manufacturing		58,138,873

See Notes to Financial Statements.

50 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Banks (3.48%)
Associated Bank NA/Green Bay WI
4.25%, 01/15/2025	$934,000	$895,060
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	5,154,000	4,989,990
Cooperatieve Rabobank UA
3.75%, 07/21/2026	4,500,000	4,239,210
Danske Bank A/S
5.38%, 01/12/2024(e)	1,000,000	990,742
1Y US TI + 1.35%, 09/11/2026(a)(e)	6,500,000	5,845,622
First Horizon Corp.
3.55%, 05/26/2023	2,500,000	2,489,323
First-Citizens Bank & Trust Co.
1D US SOFR + 3.83%, 06/19/2024(a)	16,202,000	16,007,335
Intesa Sanpaolo SpA
1Y US TI + 2.75%, 06/01/2042(a)(e)	1,800,000	1,192,805
Truist Bank
3.30%, 05/15/2026	4,316,000	4,013,943
UniCredit SpA
1Y US TI + 1.20%, 06/03/2027(a)(e)	14,303,000	12,665,603
US Bancorp
1D US SOFR + 1.60%, 02/01/2034(a)	9,000,000	8,627,983
Wells Fargo & Co.
1D US SOFR + 2.02%, 04/24/2034(a)	9,019,000	9,181,137
Total Banks		71,138,753

Biotechnology (0.94%)
Amgen, Inc.
5.25%, 03/02/2033	4,978,000	5,123,911
5.51%, 03/02/2026	8,959,000	8,995,770
5.60%, 03/02/2043	4,977,000	5,125,231
Total Biotechnology		19,244,912

Cable & Satellite (1.03%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 05/01/2032	4,000,000	3,207,258
4.50%, 06/01/2033(e)	5,978,000	4,765,320
4.75%, 02/01/2032(e)	5,300,000	4,391,532
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	6,363,000	3,900,925
Sirius XM Radio, Inc.
5.00%, 08/01/2027(e)	5,127,000	4,721,783
Total Cable & Satellite		20,986,818

Casinos & Gaming (0.99%)
MGM Resorts International
6.75%, 05/01/2025	12,855,000	12,991,597
	Principal Amount	Value (Note 2)
Penn Entertainment, Inc.
5.63%, 01/15/2027(e)	$7,595,000	$7,228,086
Total Casinos & Gaming		20,219,683

Chemicals (0.96%)
Avient Corp.
5.75%, 05/15/2025(e)	4,130,000	4,131,540
Celanese US Holdings LLC
6.17%, 07/15/2027	4,973,000	5,037,551
6.38%, 07/15/2032	6,175,000	6,267,444
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027(e)	4,966,000	4,234,943
Total Chemicals		19,671,478

Commercial Finance (0.43%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	8,623,000	8,712,041

Consumer Finance (2.12%)
Ally Financial, Inc.
1.45%, 10/02/2023	990,000	968,049
8.00%, 11/01/2031	4,000,000	4,224,412
Capital One Financial Corp.
1D US SOFR + 2.60%, 02/01/2034(a)	8,680,000	8,467,369
Discover Financial Services
6.70%, 11/29/2032	12,930,000	13,694,156
Fiserv, Inc.
5.60%, 03/02/2033	3,982,000	4,153,830
Synchrony Financial
3.70%, 08/04/2026	3,192,000	2,849,263
4.25%, 08/15/2024	1,700,000	1,623,103
7.25%, 02/02/2033	7,950,000	7,322,860
Total Consumer Finance		43,303,042

Consumer Products (0.77%)
Church & Dwight Co., Inc.
5.60%, 11/15/2032	4,500,000	4,843,264
Haleon UK Capital PLC
3.13%, 03/24/2025	2,983,000	2,882,345
Haleon US Capital LLC
3.38%, 03/24/2027	2,983,000	2,849,188
Kenvue, Inc.
4.90%, 03/22/2033(e)	4,978,000	5,157,496
Total Consumer Products		15,732,293

Containers & Packaging (0.15%)
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(e)	2,957,000	2,957,428

See Notes to Financial Statements.

51 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Department Stores (0.19%)
Nordstrom, Inc.
Series WI
2.30%, 04/08/2024	$4,000,000	$3,814,860

Diversified Banks (3.63%)
Bank of America Corp.
1D US SOFR + 1.37%, 10/24/2031(a)	17,418,000	13,900,585
1D US SOFR + 1.91%, 04/25/2034(a)	9,018,000	9,085,451
1D US SOFR + 1.99%, 11/10/2028(a)	5,000,000	5,217,332
5Y US TI + 1.20%, 09/21/2036(a)	12,241,000	9,362,387
Citigroup, Inc.
4.30%, 11/20/2026	9,446,000	9,246,963
JPMorgan Chase & Co.
1D US SOFR + 1.07%, 12/15/2025(a)	17,162,000	17,247,975
1D US SOFR + 1.56%, 04/26/2028(a)	4,972,000	4,881,548
1D US SOFR + 2.58%, 09/14/2033(a)	4,853,000	5,014,046
Total Diversified Banks		73,956,287

Electrical Equipment Manufacturing (0.51%)
Trimble, Inc.
4.75%, 12/01/2024	3,254,000	3,238,054
6.10%, 03/15/2033	6,969,000	7,143,471
Total Electrical Equipment Manufacturing		10,381,525

Entertainment Content (0.91%)
Discovery Communications LLC
4.00%, 09/15/2055	2,709,000	1,783,131
Warnermedia Holdings, Inc.
4.28%, 03/15/2032(e)	10,515,000	9,346,425
5.14%, 03/15/2052(e)	9,240,000	7,391,666
Total Entertainment Content		18,521,222

Entertainment Resources (0.15%)
Vail Resorts, Inc.
6.25%, 05/15/2025(e)	2,983,000	3,008,892

Exploration & Production (0.88%)
Hilcorp Energy I LP / Hilcorp Finance Co.
6.00%, 04/15/2030(e)	1,682,000	1,569,183
6.25%, 11/01/2028(e)	5,537,000	5,309,827
6.25%, 04/15/2032(e)	1,682,000	1,574,158
Occidental Petroleum Corp.
7.88%, 09/15/2031	8,387,000	9,515,665
Total Exploration & Production		17,968,833

Financial Services (2.94%)
Ameriprise Financial, Inc.
5.15%, 05/15/2033	3,983,000	4,018,190
	Principal Amount	Value (Note 2)
Carlyle Finance Subsidiary LLC
3.50%, 09/19/2029(e)	$2,000,000	$1,818,371
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%, 09/10/2024(a)	3,976,000	3,953,711
1D US SOFR + 1.114%, 02/24/2028(a)	7,952,000	7,284,262
Morgan Stanley
1D US SOFR + 1.36%, 09/16/2036(a)	12,446,000	9,573,977
1D US SOFR + 1.73%, 02/01/2029(a)	11,945,000	12,012,267
1D US SOFR + 1.87%, 04/21/2034(a)	7,214,000	7,298,940
5Y US TI + 2.43%, 01/19/2038(a)	4,945,000	4,976,709
UBS Group AG
1Y US TI + 0.83%, 07/30/2024(a)(e)	1,000,000	986,118
1Y US TI + 1.75%, 05/12/2028(a)(e)	2,983,000	2,879,079
1Y US TI + 2.20%, 01/12/2034(a)(e)	5,000,000	5,115,612
Total Financial Services		59,917,236

Food & Beverage (1.88%)
Cargill, Inc.
4.75%, 04/24/2033(e)	2,987,000	3,010,859
JDE Peet's NV
0.80%, 09/24/2024(e)	1,984,000	1,852,336
Kraft Heinz Foods Co.
3.88%, 05/15/2027	4,255,000	4,157,247
4.25%, 03/01/2031	4,226,000	4,116,897
Mars, Inc.
4.65%, 04/20/2031(e)	2,987,000	3,016,028
4.75%, 04/20/2033(e)	3,983,000	4,031,184
Nestle Holdings, Inc.
4.85%, 03/14/2033(e)	3,983,000	4,176,683
5.00%, 03/14/2028(e)	3,983,000	4,144,444
Pilgrim's Pride Corp.
6.25%, 07/01/2033	10,000,000	9,904,614
Total Food & Beverage		38,410,292

Health Care Facilities & Services (1.38%)
Cigna Group
5.40%, 03/15/2033	11,947,000	12,429,822
HCA, Inc.
2.38%, 07/15/2031	11,927,000	9,745,100
5.38%, 02/01/2025	3,000,000	3,002,608
5.63%, 09/01/2028	3,000,000	3,063,844
Total Health Care Facilities & Services		28,241,374

Home Improvement (0.25%)
Stanley Black & Decker, Inc.
6.27%, 03/06/2026	4,959,000	5,016,142

See Notes to Financial Statements.

52 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Industrial Other (0.59%)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	$9,458,000	$9,611,906
Quanta Services, Inc.
0.95%, 10/01/2024	2,581,000	2,430,316
Total Industrial Other		12,042,222

Life Insurance (0.65%)
Five Corners Funding Trust III
5.79%, 02/15/2033(e)	4,978,000	5,096,684
Five Corners Funding Trust IV
6.00%, 02/15/2053(e)	7,965,000	8,184,158
Total Life Insurance		13,280,842

Managed Care (0.86%)
Humana, Inc.
0.65%, 08/03/2023	4,265,000	4,214,142
UnitedHealth Group, Inc.
4.50%, 04/15/2033	2,987,000	2,992,321
5.05%, 04/15/2053	2,987,000	3,036,743
5.20%, 04/15/2063	6,970,000	7,116,059
Total Managed Care		17,359,265

Medical Equipment & Devices Manufacturing (0.74%)
Alcon Finance Corp.
5.38%, 12/06/2032(e)	8,670,000	8,929,806
PerkinElmer, Inc.
0.55%, 09/15/2023	3,347,000	3,289,821
0.85%, 09/15/2024	2,977,000	2,802,942
Total Medical Equipment & Devices Manufacturing		15,022,569

Metals & Mining (0.48%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	9,805,000	9,842,031

Pharmaceuticals (0.41%)
Eli Lilly & Co.
4.70%, 02/27/2033	7,965,000	8,274,601

Pipeline (5.29%)
Buckeye Partners LP
4.13%, 12/01/2027	2,040,000	1,835,306
4.15%, 07/01/2023	3,800,000	3,780,034
4.50%, 03/01/2028(e)	8,958,000	8,152,676
Cheniere Energy Partners LP
3.25%, 01/31/2032	8,000,000	6,673,141
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(e)	12,936,000	10,665,447
4.32%, 12/30/2039(e)	9,061,000	6,852,689
Gray Oak Pipeline LLC
2.00%, 09/15/2023(e)	6,122,000	6,032,599
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(e)	14,731,000	14,471,698
4.63%, 04/01/2029(e)	6,974,000	6,566,849
	Principal Amount	Value (Note 2)

Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	$16,103,000	$16,428,536
6.88%, 01/15/2029	8,740,000	8,937,603
TransCanada PipeLines, Ltd.
6.20%, 03/09/2026	8,962,000	9,014,929
Western Midstream Operating LP
4.30%, 02/01/2030	9,019,000	8,240,741
Total Pipeline		107,652,248

Power Generation (1.04%)
Alexander Funding Trust
1.84%, 11/15/2023(e)	6,118,000	5,947,156
Vistra Operations Co. LLC
5.13%, 05/13/2025(e)	6,961,000	6,814,955
5.50%, 09/01/2026(e)	8,626,000	8,465,918
Total Power Generation		21,228,029

Property & Casualty Insurance (0.55%)
Allstate Corp.
5.25%, 03/30/2033	5,974,000	6,091,405
Fairfax US, Inc.
4.88%, 08/13/2024(e)	2,000,000	1,963,683
Marsh & McLennan Cos., Inc.
5.45%, 03/15/2053	2,987,000	3,114,904
Total Property & Casualty Insurance		11,169,992

Publishing & Broadcasting (1.01%)
Gray Television, Inc.
7.00%, 05/15/2027(e)	4,200,000	3,406,813
Nexstar Media, Inc.
4.75%, 11/01/2028(e)	8,000,000	7,039,333
5.63%, 07/15/2027(e)	4,376,000	4,114,381
Scripps Escrow II, Inc.
3.88%, 01/15/2029(e)	2,888,000	2,247,723
5.38%, 01/15/2031(e)	5,478,000	3,812,140
Total Publishing & Broadcasting		20,620,390

Real Estate (0.90%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(e)	3,033,000	2,834,384
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(e)	5,500,000	5,347,853
5.63%, 05/01/2024(e)	10,165,000	10,124,962
Total Real Estate		18,307,199

Refining & Marketing (0.58%)
HF Sinclair Corp.
4.50%, 10/01/2030	9,494,000	8,639,464
5.88%, 04/01/2026	3,177,000	3,222,500
Total Refining & Marketing		11,861,964

Retail - Consumer Discretionary (0.20%)
Lowe's Cos., Inc.
5.15%, 07/01/2033	2,987,000	3,045,878
5.75%, 07/01/2053	996,000	1,017,263
Total Retail - Consumer Discretionary		4,063,141

See Notes to Financial Statements.

53 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Retail - Consumer Staples (0.39%)
Archer-Daniels-Midland Co.
4.50%, 08/15/2033	$7,966,000	$7,986,944

Semiconductors (0.19%)
Microchip Technology, Inc.
0.97%, 02/15/2024	3,985,000	3,849,614

Software & Services (0.65%)
CoStar Group, Inc.
2.80%, 07/15/2030(e)	10,000,000	8,376,089
Leidos, Inc.
5.75%, 03/15/2033	4,779,000	4,889,589
Total Software & Services		13,265,678

Supermarkets & Pharmacies (0.56%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(e)	11,035,000	11,184,580

Transportation & Logistics (0.28%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	6,849,114	5,736,211

Utilities (1.64%)
Dominion Energy, Inc.
3.07%, 08/15/2024(c)	1,500,000	1,459,226
DTE Electric Co.
5.20%, 04/01/2033	2,987,000	3,120,791
National Rural Utilities Cooperative Finance Corp.
3M US L + 2.91%, 04/30/2043(a)	4,331,000	4,222,725
Oklahoma Gas and Electric Co.
5.60%, 04/01/2053	2,987,000	3,102,576
ONE Gas, Inc.
1.10%, 03/11/2024	7,521,000	7,261,809
Pacific Gas and Electric Co.
3.25%, 02/16/2024	2,984,000	2,921,814
Sempra Energy
5Y US TI + 2.868%, 04/01/2052(a)	4,268,000	3,463,981
Southern California Edison Co.
1.10%, 04/01/2024	2,899,000	2,785,427
Southern Co.
5.11%, 08/01/2027	4,972,000	5,016,585
Total Utilities		33,354,934
	Principal Amount	Value (Note 2)
Waste & Environment Services & Equipment (0.32%)
GFL Environmental, Inc.
5.13%, 12/15/2026(e)	$6,644,000	$6,546,002

Wireless Telecommunications Services (1.34%)
AT&T, Inc.
5.35%, 11/01/2066	691,884	16,411,488
5.54%, 02/20/2026	3,982,000	3,987,413
Sprint LLC
7.88%, 09/15/2023	6,792,000	6,853,095
Total Wireless Telecommunications Services		27,251,996
TOTAL CORPORATE BONDS
(Cost $1,013,954,972)		980,814,516

GOVERNMENT BONDS (23.18%)

U.S. Treasury Bonds (23.18%)
United States Treasury Bonds
3.25%, 05/15/2042	12,521,000	11,598,065
3.38%, 08/15/2042	49,862,000	46,971,562
3.50%, 02/15/2033	9,495,000	9,552,118
3.63%, 02/15/2053	89,661,000	88,925,501
3.88%, 02/15/2043	48,991,000	49,523,012
4.00%, 11/15/2042	34,367,000	35,408,750
4.00%, 11/15/2052	60,773,000	64,542,825
United States Treasury Notes
1.50%, 01/31/2027	25,949,000	24,033,234
2.63%, 05/31/2027	71,018,000	68,424,178
3.50%, 01/31/2028	38,011,000	37,972,395
4.13%, 01/31/2025	17,045,000	17,020,032
4.63%, 02/28/2025	18,312,000	18,465,077
Total U.S. Treasury Bonds		472,436,749
TOTAL GOVERNMENT BONDS
(Cost $466,605,413)		472,436,749

	Shares	Value (Note 2)
PREFERRED STOCK (3.54%)

Energy (0.22%)
Pipeline (0.22%)
Energy Transfer LP, Series B, 6.625%(f)	2,506,000	1,924,103
Energy Transfer LP, Series F, 6.750%(f)	2,985,000	2,635,288

Total Energy		4,559,391

Financials (3.32%)
Banks (1.73%)
Huntington Bancshares, Inc., Series J, 6.875%(f)	238,900	5,924,720
Lloyds Banking Group PLC, 5Y US TI + 3.913%(a)(f)	3,000,000	2,751,000

See Notes to Financial Statements.

54 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
PNC Financial Services Group, Inc., Series O, 3M US L + 3.678%(a)(f)	26,627,000	$26,585,708
		35,261,428

Commercial Finance (0.23%)
AerCap Holdings NV, 5.875%(f)	4,960,000	4,607,873

Consumer Finance (0.53%)
Ally Financial, Inc., Series C, 4.700%(f)	2,982,000	2,102,310
American Express Co., 3.550%(f)	4,674,000	3,938,682
Discover Financial Services, Series D, 6.125%(f)	5,000,000	4,745,907
		10,786,899

Diversified Banks (0.61%)
Citigroup, Inc., Series ., 5.900%(f)	7,941,000	7,960,853
Citigroup, Inc., 7.375%(f)	4,464,000	4,419,360
Life Insurance (0.22%)
Jackson Financial, Inc., 8.000%(f)	178,800	4,457,484

Total Financials		67,493,897

TOTAL PREFERRED STOCK
(Cost $74,559,453)		72,053,288

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.45%)

Money Market Fund (0.45%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.77%	9,128,505	9,128,505

TOTAL SHORT TERM INVESTMENTS
(Cost $9,128,505)			9,128,505
Value (Note 2)
TOTAL INVESTMENTS (99.28%)

(Cost $2,066,699,582)	$2,023,146,240

Other Assets In Excess Of Liabilities (0.72%)	14,726,007

NET ASSETS (100.00%)	$2,037,872,247

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI - Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2023 was 5.03%

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

12M US L - 12 Month LIBOR as of April 30, 2023 was 5.37%

7Y US TI - 7 Year US Treasury Index as of April 30, 2023 was 3.47%

1D US SOFR - 1 Day SOFR as of April 30, 2023 was 4.81%

1M US SOFR - 1 Month SOFR as of April 30, 2023 was 5.02%

1Y US TI - 1 Year US TI as of April 30, 2023 was 4.73%

5Y US TI - 5 Year US TI as of April 30, 2023 was 3.51%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2023.
(d)	Interest only security.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $302,396,880, representing 14.84% of net assets.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

See Notes to Financial Statements.

55 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (0.94%)

Domestic Fixed Income (0.94%)
High Yield (0.94%)
iShares 0-5 Year High Yield Corporate Bond ETF	48,250	$2,004,788

Total Domestic Fixed Income		2,004,788

TOTAL COMMON STOCKS
(Cost $1,998,988)		2,004,788

	Principal Amount	Value (Note 2)
BANK LOAN (0.30%)

Publishing & Broadcasting (0.30%)
Nexstar Media, Inc. 09/18/2026(a)	$650,187	$649,716

TOTAL BANK LOAN
(Cost $650,187)		649,716

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.65%)

Fannie Mae
Series 2002-71, Class AP, 5.000%, 11/25/2032	12,224	12,158
Series 2002-90, Class A1, 6.500%, 06/25/2042	55,858	58,391
Series 2008-8, Class FB, 1M US L + 0.82%, 02/25/2038(a)	122,553	123,329
Series 2015-27, Class ME, 3.500%, 10/25/2044	128,000	119,734
		313,612
Freddie Mac
Series 2002-2455, Class GK, 6.500%, 05/15/2032	14,891	15,296
Series 2002-2505, Class D, 5.500%, 09/15/2032	30,860	31,605
Series 2005-2990, Class GO, –%, 02/15/2035	32,857	27,962
Series 2015-4537, Class AZ, 3.000%, 12/15/2045	22,759	20,948
Series 2016-4579, Class W, 3.966%, 01/15/2038(a)	81,666	84,290
		180,101
Ginnie Mae
Series 2009-93, Class HG, 4.000%, 09/16/2039	14,305	14,059
	Principal Amount	Value (Note 2)
Series 2011-139, Class KZ, 2.500%, 10/20/2041	$46,644	$38,973
Series 2011-H05, Class FB, 1M US L + 0.50%, 12/20/2060(a)	26,462	26,288
Series 2011-H14, Class FC, 1M US L + 0.50%, 05/20/2061(a)	46,363	46,094
Series 2012-H20, Class BA, 1M US L + 0.56%, 09/20/2062(a)	22,827	22,699
Series 2012-H29, Class SA, 1M US L + 0.515%, 10/20/2062(a)	50,991	50,647
Series 2013-H07, Class GA, 1M US L + 0.47%, 03/20/2063(a)	20,892	20,731
Series 2013-H10, Class FA, 1M US L + 0.40%, 03/20/2063(a)	16,262	16,145
Series 2013-H22, Class FT, 1Y US TI + 0.65%, 04/20/2063(a)	17,949	17,928
Series 2013-H23, Class FA, 1M US L + 1.30%, 09/20/2063(a)	13,082	13,134
Series 2014-H03, Class FA, 1M US L + 0.60%, 01/20/2064(a)	12,183	12,128
Series 2015-43, Class DM, 2.500%, 03/20/2045	84,379	76,951
Series 2015-H29, Class FL, 1M US L + 0.60%, 11/20/2065(a)	55,698	55,140
Series 2016-H09, Class FA, 1M US L + 0.65%, 03/20/2066(a)	42,280	42,040
Series 2018-H07, Class FE, 1M US L + 0.35%, 02/20/2068(a)	43,895	43,615
Series 2020-134, Class XB, 1.000%, 07/20/2048	125,000	76,733
Series 2020-160, Class QD, 1.000%, 10/20/2050	162,035	93,026
Series 2020-H09, Class NF, 1M US L + 1.25%, 04/20/2070(a)	56,891	57,045
Series 2021-215, Class TZ, 5.000%, 12/20/2051	130,783	122,397
Series 2021-86, Class ML, 1.000%, 05/20/2051	136,000	54,066
		899,839

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,329,342)		1,393,552

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.07%)

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2020-K121, Class X1, 1.119%, 10/25/2030(a)	$2,471,584	$143,388

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Cost $140,958)		143,388

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.89%)

Fannie Mae Pool
Series 1998-,
6.500%, 08/01/2028	24,449	25,257
7.500%, 08/01/2028	24,072	24,029
8.500%, 06/01/2027	12,354	12,341
Series 1999-,
8.000%, 04/01/2029	22,954	22,906
Series 2001-,
7.000%, 06/01/2031	27,187	27,301
12.000%, 11/01/2030	56,586	57,089
Series 2002-,
6.000%, 12/01/2032	37,982	38,816
Series 2003-,
4.500%, 09/01/2028	35,588	35,082
4.750%, 09/01/2033	41,341	40,970
5.500%, 10/01/2033	21,441	21,290
5.500%, 12/01/2033	37,175	37,544
Series 2005-,
4.500%, 05/01/2035	19,607	19,077
6.500%, 01/01/2036	28,395	29,434
Series 2006-,
4.500%, 01/01/2036	29,615	29,149
Series 2007-,
5.500%, 07/01/2037	18,192	18,340
6.000%, 07/01/2037	36,213	36,625
6.000%, 09/01/2037	32,570	33,869
6.500%, 11/01/2037	44,830	46,301
Series 2008-,
5.000%, 06/01/2037	25,443	25,136
5.500%, 04/01/2038	21,956	22,517
5.500%, 08/01/2038	26,240	26,197
6.500%, 07/01/2038	45,977	47,487
Series 2009-,
5.000%, 04/01/2039	45,241	45,454
Series 2010-,
4.000%, 05/01/2040	4,981	4,771
5.500%, 02/01/2038	44,920	45,997
Series 2011-,
4.500%, 05/01/2041	68,889	67,213
	Principal Amount	Value (Note 2)
Series 2013-,
3.000%, 04/01/2043	$94,938	$84,770
Series 2015-,
3.500%, 06/01/2045	55,862	54,088
5.000%, 07/01/2044	20,828	21,314
Series 2016-,
3.500%, 06/01/2046	36,545	33,826
Series 2018-,
3.734%, 02/01/2048(a)	50,520	45,215
Series 2022-,
5.730%, 11/01/2032	1,500,000	1,542,760
		2,622,165
Freddie Mac Gold Pool
Series 2004-,
5.500%, 01/01/2034	28,717	28,588
Series 2006-,
4.500%, 01/01/2036	11,598	11,415
5.500%, 12/01/2034	27,419	27,779
5.500%, 08/01/2036	19,675	19,126
6.000%, 05/01/2036	55,194	56,315
Series 2008-,
4.500%, 05/01/2038	59,377	58,510
6.000%, 08/01/2038	32,083	33,365
Series 2010-,
6.000%, 04/01/2040	23,694	24,212
Series 2013-,
3.000%, 01/01/2033	56,620	52,718
Series 2014-,
3.500%, 10/01/2044	40,653	37,666
Series 2015-,
4.000%, 03/01/2044	33,131	32,428
		382,122
Freddie Mac Pool
Series 2018-,
3.500%, 08/01/2042	49,173	46,643
4.500%, 01/01/2036	73,195	72,726
		119,369
Ginnie Mae I Pool
Series 2003-,
5.500%, 10/15/2033	55,663	57,440
Series 2010-,
5.000%, 05/15/2040	40,974	41,923
		99,363
Ginnie Mae II Pool
Series 2009-,
4.000%, 11/20/2039	50,601	49,691
6.000%, 11/20/2039	31,467	33,205
Series 2011-,
4.000%, 02/20/2041	33,077	32,005
4.000%, 05/20/2041	35,128	33,989
4.000%, 10/20/2041	14,215	13,755
Series 2012-,
3.500%, 01/20/2042	94,548	89,387
3.500%, 05/20/2042	95,717	90,300
Series 2013-,
3.500%, 03/20/2043	79,120	74,333

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
5.500%, 11/20/2035	$91,372	$93,342
Series 2014-,
3.750%, 04/20/2044	77,791	75,030
4.000%, 05/20/2044	68,357	66,536
Series 2016-,
3.500%, 09/20/2046	16,809	15,454
Series 2021-,
4.000%, 05/20/2051	156,679	148,418
		815,445

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $4,180,556)		4,038,464

	Principal Amount	Value (Note 2)
CORPORATE BONDS (79.68%)

Advertising & Marketing (1.32%)
Outfront Media Capital LLC /
Outfront Media Capital Corp.
5.00%, 08/15/2027(b)	3,052,000	2,821,711

Aerospace & Defense (1.22%)
Boeing Co.
3.95%, 08/01/2059	2,170,000	1,600,510
TransDigm, Inc.
6.75%, 08/15/2028(b)	1,000,000	1,016,791
Total Aerospace & Defense		2,617,301

Airlines (3.51%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(b)	603,022	587,863
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(b)	1,459,273	1,477,793
American Airlines, Inc.
7.25%, 02/15/2028(b)	500,000	486,767
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(b)	1,304,577	1,216,000
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.88%, 10/15/2027	3,701,219	3,705,524
Total Airlines		7,473,947

Apparel & Textile Products (0.98%)
Hanesbrands, Inc.
4.88%, 05/15/2026(b)	1,450,000	1,368,267
9.00%, 02/15/2031(b)	697,000	714,281
Total Apparel & Textile Products		2,082,548

Auto Parts Manufacturing (0.96%)
Adient Global Holdings, Ltd.
7.00%, 04/15/2028(b)	500,000	513,301
8.25%, 04/15/2031(b)	1,500,000	1,538,323
Total Auto Parts Manufacturing		2,051,624
	Principal Amount	Value (Note 2)
Automobiles Manufacturing (3.13%)
Ford Motor Credit Co. LLC
6.80%, 05/12/2028	$1,039,000	$1,040,556
7.35%, 11/04/2027	1,500,000	1,546,204
7.35%, 03/06/2030	513,000	527,457
Ford Motor Credit Co., LLC
3.38%, 11/13/2025	1,000,000	930,104
General Motors Financial Co., Inc.
5.85%, 04/06/2030	1,039,000	1,039,192
CMPD SOFR + 1.30%, 04/07/2025(a)(d)	1,300,000	1,295,379
Nissan Motor Acceptance Co. LLC
3.88%, 09/21/2023(b)	300,000	297,265
Total Automobiles Manufacturing		6,676,157

Banks (5.64%)
Bank of Ireland Group PLC
1Y US TI + 2.65%, 09/16/2026(a)(b)	1,500,000	1,511,395
Danske Bank A/S
1Y US TI + 1.35%, 09/11/2026(a)(b)	3,400,000	3,057,709
Fifth Third Bancorp
1D US SOFR + 1.66%, 04/25/2033(a)	1,150,000	1,038,618
Intesa Sanpaolo SpA
1Y US TI + 4.40%, 11/21/2033(a)(b)	1,000,000	1,075,167
Synovus Bank/Columbus GA
5Y US TI + 3.63%, 10/29/2030(a)	1,774,000	1,486,647
UniCredit SpA
7.83%, 12/04/2023(b)	1,500,000	1,513,922
1Y US TI + 1.20%, 06/03/2027(a)(b)	1,589,000	1,407,092
Wells Fargo & Co.
1D US SOFR + 2.02%, 04/24/2034(a)	943,000	959,953
Total Banks		12,050,503

Cable & Satellite (1.17%)
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38%, 09/01/2029(b)	1,600,000	1,522,015
7.38%, 03/01/2031(b)	1,000,000	980,584
Total Cable & Satellite		2,502,599

Casinos & Gaming (2.94%)
Caesars Entertainment, Inc.
7.00%, 02/15/2030(b)	1,500,000	1,514,738
MGM Resorts International
6.75%, 05/01/2025	1,233,000	1,246,102
Penn Entertainment, Inc.
5.63%, 01/15/2027(b)	3,674,000	3,496,508
Total Casinos & Gaming		6,257,348

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Chemicals (2.42%)
Avient Corp.
5.75%, 05/15/2025(b)	$1,525,000	$1,525,569
Celanese US Holdings LLC
6.17%, 07/15/2027	2,250,000	2,279,205
WR Grace Holdings LLC
7.38%, 03/01/2031(b)	1,350,000	1,354,393
Total Chemicals		5,159,167

Commercial Finance (0.37%)
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust
1.15%, 10/29/2023	800,000	781,456

Communications Equipment (0.24%)
CommScope, Inc.
8.25%, 03/01/2027(b)	650,000	503,192

Consumer Finance (3.84%)
Ally Financial, Inc.
6.70%, 02/14/2033	1,000,000	903,508
8.00%, 11/01/2031	1,250,000	1,320,129
OneMain Finance Corp.
6.88%, 03/15/2025	1,650,000	1,616,762
8.25%, 10/01/2023	1,085,000	1,089,407
Synchrony Financial
7.25%, 02/02/2033	3,550,000	3,269,955
Total Consumer Finance		8,199,761

Consumer Services (0.99%)
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/2026(b)	2,250,000	2,111,719

Containers & Packaging (1.78%)
Canpack SA / Canpack US LLC
3.88%, 11/15/2029(b)	3,350,000	2,690,547
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(b)	1,105,000	1,105,160
Total Containers & Packaging		3,795,707

Department Stores (2.33%)
NMG Holding Co. Inc / Neiman Marcus Group LLC
7.13%, 04/01/2026(b)	3,800,000	3,535,027
Nordstrom, Inc.
Series WI 2.30%, 04/08/2024	1,500,000	1,430,573
Total Department Stores		4,965,600

Diversified Banks (0.95%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	944,000	951,061
5Y US TI + 1.20%, 09/21/2036(a)	690,000	527,738
	Principal Amount	Value (Note 2)
JPMorgan Chase & Co.
1D US SOFR + 2.58%, 09/14/2033(a)	$508,000	$524,858
Total Diversified Banks		2,003,657

Entertainment Content (1.13%)
Discovery Communications LLC
4.00%, 09/15/2055	833,000	548,301
Warnermedia Holdings, Inc.
4.28%, 03/15/2032(b)	630,000	559,985
5.14%, 03/15/2052(b)	1,630,000	1,303,942
Total Entertainment Content		2,412,228

Entertainment Resources (0.92%)
Six Flags Entertainment Corp.
7.25%, 05/15/2031(b)	2,000,000	1,961,250

Exploration & Production (4.13%)
Baytex Energy Corp.
8.50%, 04/30/2030(b)	1,000,000	1,006,436
Hilcorp Energy I LP / Hilcorp Finance Co.
5.75%, 02/01/2029(b)	3,050,000	2,852,246
6.25%, 11/01/2028(b)	1,506,000	1,444,212
Occidental Petroleum Corp.
7.88%, 09/15/2031	1,800,000	2,042,231
Range Resources Corp.
8.25%, 01/15/2029	1,400,000	1,462,650
Total Exploration & Production		8,807,775

Financial Services (2.53%)
Compass Group Diversified Holdings LLC
5.00%, 01/15/2032(b)	2,500,000	2,035,058
Morgan Stanley
1D US SOFR + 1.87%, 04/21/2034(a)	755,000	763,890
5Y US TI + 2.43%, 01/19/2038(a)	1,050,000	1,056,733
UBS Group AG
1Y US TI + 2.20%, 01/12/2034(a)(b)	1,500,000	1,534,684
Total Financial Services		5,390,365

Food & Beverage (0.49%)
Pilgrim's Pride Corp.
6.25%, 07/01/2033	1,050,000	1,039,984

Homebuilders (1.30%)
Forestar Group, Inc.
3.85%, 05/15/2026(b)	3,000,000	2,777,880

Integrated Oils (0.51%)
Petroleos Mexicanos
10.00%, 02/07/2033(b)	1,175,000	1,092,297

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Manufactured Goods (0.77%)
Chart Industries, Inc.
9.50%, 01/01/2031(b)	$1,550,000	$1,642,876

Metals & Mining (0.46%)
Cleveland-Cliffs, Inc.
6.75%, 04/15/2030(b)	1,000,000	973,236

Oil & Gas Services & Equipment (0.77%)
Noble Finance II LLC
8.00%, 04/15/2030(b)	250,000	256,293
Transocean Titan Financing, Ltd.
8.38%, 02/01/2028(b)	1,350,000	1,377,324
Total Oil & Gas Services & Equipment		1,633,617

Pharmaceuticals (0.95%)
Organon & Co. / Organon Foreign Debt Co-Issuer BV
5.13%, 04/30/2031(b)	2,280,000	2,033,814

Pipeline (11.20%)
Buckeye Partners LP
4.13%, 12/01/2027	336,000	302,286
4.15%, 07/01/2023	1,200,000	1,193,695
4.50%, 03/01/2028(b)	1,698,000	1,545,350
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(b)	2,321,000	1,913,613
4.32%, 12/30/2039(b)	1,733,000	1,310,640
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027	4,535,000	4,530,007
Kinetik Holdings LP
5.88%, 06/15/2030(b)	2,000,000	1,918,080
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(b)	3,675,000	3,610,311
4.63%, 04/01/2029(b)	1,734,000	1,632,767
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	1,505,000	1,535,425
6.88%, 01/15/2029	2,957,000	3,023,855
Western Midstream Operating LP
4.30%, 02/01/2030	942,000	860,714
6.15%, 04/01/2033	500,000	508,855
Total Pipeline		23,885,598

Power Generation (1.58%)
Alexander Funding Trust
1.84%, 11/15/2023(b)	1,624,000	1,578,650
Talen Energy
8.63%, 06/01/2030	500,000	500,000
Vistra Operations Co. LLC
5.50%, 09/01/2026(b)	1,325,000	1,300,410
Total Power Generation		3,379,060
	Principal Amount	Value (Note 2)
Publishing & Broadcasting (3.94%)
Gray Escrow II, Inc.
5.38%, 11/15/2031(b)	$3,000,000	$1,926,091
Gray Television, Inc.
7.00%, 05/15/2027(b)	850,000	689,474
Nexstar Media, Inc.
5.63%, 07/15/2027(b)	2,000,000	1,880,430
Scripps Escrow II, Inc.
5.38%, 01/15/2031(b)	2,600,000	1,809,340
Scripps Escrow, Inc.
5.88%, 07/15/2027(b)	2,900,000	2,083,535
Total Publishing & Broadcasting		8,388,870

Real Estate (3.55%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(b)	2,975,000	2,780,182
Kennedy-Wilson, Inc.
4.75%, 02/01/2030	3,334,000	2,583,917
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(b)	200,000	194,467
5.63%, 05/01/2024(b)	2,000,000	1,992,123
Total Real Estate		7,550,689

Retail - Consumer Discretionary (0.84%)
Victoria's Secret & Co.
4.63%, 07/15/2029(b)	2,225,000	1,801,784

Software & Services (3.41%)
Cloud Software Group, Inc.
6.50%, 03/31/2029(b)	4,000,000	3,606,932
CoStar Group, Inc.
2.80%, 07/15/2030(b)	2,700,000	2,261,544
Neptune Bidco US, Inc.
9.29%, 04/15/2029(b)	1,500,000	1,413,263
Total Software & Services		7,281,739

Supermarkets & Pharmacies (1.68%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(b)	1,541,000	1,561,889
Arko Corp.
5.13%, 11/15/2029(b)	2,500,000	2,028,000
Total Supermarkets & Pharmacies		3,589,889

Transportation & Logistics (0.43%)
Rand Parent LLC
8.50%, 02/15/2030(b)	1,000,000	907,069

Utilities (3.50%)
National Rural Utilities Cooperative Finance Corp.
3M US L + 2.91%, 04/30/2043(a)	1,800,000	1,755,000
Pacific Gas and Electric Co.
3.25%, 02/16/2024	2,000,000	1,958,321

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Sempra Energy
5Y US TI + 2.868%, 04/01/2052(a)	$2,725,000	$2,211,656
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/2031(b)	1,750,000	1,534,269
Total Utilities		7,459,246

Waste & Environment Services & Equipment (1.11%)
GFL Environmental, Inc.
5.13%, 12/15/2026(b)	2,399,000	2,363,615

Wireless Telecommunications Services (0.69%)
AT&T, Inc.
5.35%, 11/01/2066	62,131	1,473,747

TOTAL CORPORATE BONDS
(Cost $178,348,562)		169,900,625

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (9.56%)

U.S. Treasury Bonds (9.56%)
United States Treasury Bonds
3.63%, 02/15/2053	7,556,000	7,494,017
3.88%, 02/15/2043	2,778,000	2,808,167
United States Treasury Notes
2.50%, 01/31/2024	4,106,000	4,033,330
4.63%, 02/28/2025	6,000,000	6,050,156
Total U.S. Treasury Bonds		20,385,670

TOTAL GOVERNMENT BONDS
(Cost $20,276,415)		20,385,670

	Shares	Value (Note 2)
PREFERRED STOCK (5.69%)

Financials (5.69%)
Banks (2.39%)
PNC Financial Services Group, Inc., Series O, 3M US L + 3.678%(a)(c)	3,802,000	3,796,104
Truist Financial Corp., Series N, 4.800%(c)	1,500,000	1,306,875
		5,102,979

Commercial Finance (1.52%)
AerCap Holdings NV, 5.875%(c)	3,499,000	3,250,594

Consumer Finance (1.04%)
American Express Co., 3.550%(c)	1,500,000	1,264,019
	Shares	Value (Note 2)
Discover Financial Services, Series D, 6.125%(c)	1,000,000	$949,181
		2,213,200

Diversified Banks (0.24%) Citigroup, Inc., 7.375(c)	516,000	510,840

Financial Services (0.26%) Goldman Sachs Group, Inc., 5.500%(c)	22,000	552,200

Life Insurance (0.24%)
Jackson Financial, Inc., 8.000%(c)	20,400	508,572

Total Financials		12,138,385

TOTAL PREFERRED STOCK
(Cost $12,455,421)		12,138,385

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.78%)

Money Market Fund (1.78%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.77%	3,795,779	$3,795,779

TOTAL SHORT TERM INVESTMENTS
(Cost $3,795,779)			3,795,779

TOTAL INVESTMENTS (100.56%)
(Cost $223,176,208)			$214,450,367

Liabilities In Excess Of Other Assets (-0.56%)			(1,203,905)

NET ASSETS (100.00%)			$213,246,462

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

SOFRINDX – Secured Overnight Financing Rate Index

TI - Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2023 was 5.03%

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

1D US SOFR - 1 Day SOFR as of April 30, 2023 was 4.81%

1Y US TI - 1 Year US TI as of April 30, 2023 was 4.73%

5Y US TI - 5 Year US TI as of April 30, 2023 was 3.51%

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2023 (Unaudited)

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $109,438,458, representing 51.32% of net assets.
(c)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (57.88%)

Communications (5.10%)
Media (4.33%)
Alphabet, Inc., Class A (a)	3,275	$351,539
Meta Platforms, Inc., Class A (a)	1,872	449,878
Walt Disney Co. (a)	2,259	231,548
		1,032,965

Telecommunications (0.77%)
AT&T, Inc.	10,375	183,326

Total Communications		1,216,291

Consumer Discretionary (5.54%)
Consumer Discretionary Services (2.55%)
Marriott International, Inc., Class A	1,464	247,914
McDonald's Corp.	1,212	358,448
		606,362

Retail & Whsle - Discretionary (2.99%)
Amazon.com, Inc. (a)	2,370	249,917
Lowe's Cos., Inc.	931	193,490
O'Reilly Automotive, Inc. (a)	295	270,606
		714,013

Total Consumer Discretionary		1,320,375

Consumer Staples (4.59%)
Consumer Staple Products (1.60%)
Coca-Cola Co.	4,445	285,147
Estee Lauder Cos., Inc., Class A	387	95,481
		380,628

Retail & Wholesale - Staples (2.99%)
Costco Wholesale Corp.	514	258,655
Target Corp.	931	146,865
Walmart, Inc.	2,040	307,979
		713,499

Total Consumer Staples		1,094,127

Energy (4.66%)
Oil & Gas (4.24%)
BP PLC, Sponsored ADR	6,985	281,356
ConocoPhillips	4,090	420,820
Enbridge, Inc.	7,787	309,611
		1,011,787

Renewable Energy (0.42%)
Enphase Energy, Inc. (a)	605	99,341
	Shares	Value (Note 2)
Total Energy		1,111,128

Financials (4.42%)
Banking (1.71%)
JPMorgan Chase & Co.	2,305	$318,643
Wells Fargo & Co.	2,265	90,034
		408,677

Financial Services (2.20%)
American Express Co.	1,760	283,958
Intercontinental Exchange, Inc.	1,653	180,061
LPL Financial Holdings, Inc.	294	61,399
		525,418

Insurance (0.51%)
Prudential Financial, Inc.	1,390	120,930

Total Financials		1,055,025

Health Care (9.14%)
Health Care (9.14%)
Boston Scientific Corp. (a)	3,600	187,632
Bristol-Myers Squibb Co.	2,102	140,351
Danaher Corp.	757	179,341
HCA Healthcare, Inc.	845	242,794
IQVIA Holdings, Inc. (a)	765	143,996
Pfizer, Inc.	6,440	250,451
Thermo Fisher Scientific, Inc.	425	235,832
UnitedHealth Group, Inc.	919	452,231
Vertex Pharmaceuticals, Inc. (a)	532	181,268
Zoetis, Inc.	937	164,706
		2,178,602

Total Health Care		2,178,602

Industrials (7.32%)
Industrial Products (5.31%)
Caterpillar, Inc.	1,049	229,521
Deere & Co.	695	262,724
ITT, Inc.	1,791	151,232
Lockheed Martin Corp.	450	209,003
Schneider Electric SE, ADR	6,425	223,976
TE Connectivity, Ltd.	1,550	189,674
		1,266,130

Industrial Services (2.01%)
Old Dominion Freight Line, Inc.	429	137,447
Southwest Airlines Co.	4,083	123,674
Waste Management, Inc.	1,310	217,526
		478,647

Total Industrials		1,744,777

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Shares	Value (Note 2)
Materials (2.66%)
Materials (2.66%)
Anglo American PLC, ADR	5,940	$91,298
Freeport-McMoRan, Inc.	3,240	122,828
Linde PLC	620	229,059
LyondellBasell Industries NV, Class A	780	73,796
Norsk Hydro ASA, ADR	16,270	120,237
		637,218

Total Materials		637,218

Real Estate (1.37%)
Real Estate (1.37%)
Equity LifeStyle Properties, Inc.	3,096	213,315
Prologis, Inc.	905	113,351
		326,666

Total Real Estate		326,666

Technology (13.08%)
Software & Tech Services (6.03%)
Mastercard, Inc., Class A	721	274,002
Microsoft Corp.	2,304	707,926
Palantir Technologies, Inc., Class A (a)	9,925	76,919
PayPal Holdings, Inc. (a)	1,383	105,108
Synopsys, Inc. (a)	738	274,034
		1,437,989

Tech Hardware & Semiconductors (7.05%)
Apple, Inc.	2,522	427,933
Lam Research Corp.	257	134,689
Motorola Solutions, Inc.	690	201,066
NVIDIA Corp.	1,840	510,581
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,211	186,387
Texas Instruments, Inc.	1,338	223,714
		1,684,370

Total Technology		3,122,359

TOTAL COMMON STOCKS
(Cost $11,553,286)		13,806,568

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (4.61%)

Fannie Mae
Series 1997-10, Class FA, 1M US L + 0.60%, 03/18/2027(b)	$5,022	$5,023
	Principal Amount	Value (Note 2)
Series 1997-42, Class PK, 4.500%, 07/18/2027	$5,976	$5,878
Series 1999-52, Class NF, 1M US L + 1.15%, 10/25/2023(b)	922	923
Series 2002-21, Class FD, 1M US L + 0.90%, 04/25/2032(b)	7,478	7,529
Series 2002-22, Class GC, 6.500%, 04/25/2032	7,129	7,487
Series 2002-58, Class PG, 6.000%, 09/25/2032	17,038	17,718
Series 2002-58, Class FG, 1M US L + 1.00%, 08/25/2032(b)	6,648	6,755
Series 2003-117, Class KB, 6.000%, 12/25/2033	14,778	15,435
Series 2003-87, Class SL, 9.10% - 1M US L, 07/25/2033(b)	34,429	33,629
Series 2004-60, Class JC, 5.500%, 04/25/2034	15,902	16,241
Series 2005-27, Class GH, 5.500%, 04/25/2035	90,000	93,083
Series 2007-104, Class ZE, 6.000%, 08/25/2037	16,389	17,000
Series 2007-22, Class A, 5.500%, 03/25/2037	7,808	8,081
Series 2007-55, Class PH, 6.000%, 06/25/2047	21,477	23,585
Series 2007-76, Class ZG, 6.000%, 08/25/2037	142,936	146,701
Series 2008-1, Class LF, 1M US L + 0.70%, 05/25/2037(b)	16,497	16,505
Series 2008-22, Class DB, 5.000%, 04/25/2048	14,730	15,009
Series 2009-12, Class LC, 8.475%, 06/25/2037(b)	13,862	15,343
Series 2009-51, Class BZ, 4.500%, 07/25/2039	20,053	19,869
Series 2010-61, Class WA, 5.988%, 06/25/2040(b)	15,429	15,940
Series 2010-98, Class BH, 5.500%, 09/25/2040	15,927	16,639
Series 2012-153, Class B, 7.000%, 07/25/2042	6,956	7,491
Series 2012-64, Class NA, 3.000%, 08/25/2041	2,010	1,967
Series 2013-18, Class MY, 3.000%, 03/25/2033	15,000	13,811
Series 2013-61, Class NY, 3.000%, 06/25/2033	35,000	32,092
Series 2013-9, Class AE, 1.750%, 03/25/2039	2,443	2,418

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-21, Class MA, 2.000%, 09/25/2041	$10,770	$10,147
		572,299
Freddie Mac
Series 1996-1843, Class Z, 7.000%, 04/15/2026	1,446	1,446
Series 1999-2123, Class L, 6.500%, 01/15/2029	18,740	19,253
Series 2002-2538, Class FB, 1M US L + 0.40%, 12/15/2032(b)	3,330	3,328
Series 2003-2696, Class DG, 5.500%, 10/15/2033	10,343	10,664
Series 2005-2977, Class AT, 4.500%, 05/15/2025	4,261	4,206
Series 2005-2990, Class LB, 16.94569% - 1M US L, 06/15/2034(b)	2,081	2,057
Series 2005-2993, Class TF, 1M US L + 0.35%, 06/15/2025(b)	5,204	5,199
Series 2006-3174, Class LF, 1M US L + 0.35%, 05/15/2036(b)	7,328	7,289
Series 2006-3239, Class EF, 1M US L + 0.35%, 11/15/2036(b)	8,515	8,404
Series 2007-3298, Class Z, 6.000%, 04/15/2037	23,802	24,862
Series 2008-3409, Class DB, 6.000%, 01/15/2038	15,656	16,474
Series 2009-3572, Class KT, 4.500%, 09/15/2039	14,428	14,454
Series 2010-3645, Class WD, 4.500%, 02/15/2040	26,000	26,307
Series 2010-3699, Class LC, 4.000%, 03/15/2040	10,588	10,418
Series 2010-3721, Class FB, 1M US L + 0.50%, 09/15/2040(b)	10,454	10,350
Series 2010-3759, Class PY, 4.000%, 11/15/2040	25,000	24,455
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	24,618	23,933
Series 2011-3954, Class PG, 2.500%, 07/15/2041	21,880	20,542
Series 2012-3987, Class LP, 3.500%, 01/15/2042	26,000	24,476
Series 2012-4032, Class AD, 2.000%, 10/15/2041	10,389	9,827
Series 2012-4043, Class PB, 1.500%, 05/15/2027	10,083	9,539
Series 2013-4226, Class GZ, 3.000%, 07/15/2043	12,691	11,735
	Principal Amount	Value (Note 2)
Series 2015-4498, Class JA, 2.500%, 04/15/2037	$32,737	$29,359
		318,577
Ginnie Mae
Series 2003-52, Class AP, –%, 06/16/2033(c)	12,066	11,067
Series 2004-86, Class C, 5.500%, 10/20/2034	15,433	15,675
Series 2005-91, Class PD, 5.500%, 12/20/2035	9,959	10,205
Series 2007-70, Class FC, 1M US L + 0.47%, 11/20/2037(b)	15,604	15,598
Series 2008-2, Class PC, 4.750%, 01/20/2038	7,108	7,086
Series 2008-46, Class FA, 1M US L + 0.60%, 05/20/2038(b)	6,876	6,881
Series 2008-60, Class JP, 5.500%, 07/20/2038	46,000	46,578
Series 2009-104, Class KA, 4.500%, 08/16/2039	5,582	5,521
Series 2011-H23, Class HA, 3.000%, 12/20/2061	6,114	5,844
Series 2012-39, Class GA, 3.000%, 10/16/2040	6,653	6,422
Series 2013-149, Class BP, 3.500%, 10/20/2043	50,000	46,275
Series 2013-98, Class DM, 3.500%, 07/20/2042	5,607	5,517
Series 2015-91, Class NE, 3.000%, 10/20/2044	2,993	2,926
Series 2019-152, Class LC, 3.500%, 10/20/2049	2,639	2,519
Series 2019-162, Class GA, 3.000%, 10/20/2049	3,620	3,423
Series 2020-167, Class EC, 1.000%, 02/20/2049	8,193	6,643
Series 2020-5, Class LC, 3.500%, 10/20/2049	3,447	3,266
Series 2021-76, Class ND, 1.250%, 08/20/2050	8,595	6,823
		208,269

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,191,311)		1,099,145

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.09%)
Series 2014-M9, Class A2, 3.103%, 07/25/2024(b)	$23,049	$22,489

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $23,006)		22,489

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (3.51%)

Fannie Mae Pool
Series 2004-,
5.500%, 08/01/2034	27,878	27,990
5.500%, 11/01/2034	38,797	38,667
Series 2005-,
7.708%, 06/15/2034	12,618	13,316
Series 2007-,
5.500%, 08/01/2037	29,424	28,603
1Y US TI + 2.403%, 10/01/2035(b)	22,828	22,888
Series 2008-,
5.500%, 03/01/2038	35,059	35,825
5.500%, 05/01/2038	29,686	30,471
Series 2009-,
5.500%, 11/01/2039	27,862	27,779
Series 2012-AM0762,
3.290%, 09/01/2032	8,027	7,609
Series 2012-AM1671,
2.100%, 12/01/2027	25,968	24,717
Series 2014-,
3.500%, 11/01/2033	27,981	26,932
Series 2015-AM8645,
2.690%, 05/01/2027	20,773	19,645
Series 2015-AM8674,
2.810%, 04/01/2025	60,000	58,102
Series 2016-,
2.390%, 06/01/2025	18,573	17,802
Series 2017-AN6670,
3.210%, 09/01/2027	28,773	27,216
Series 2018-BL0212,
3.820%, 07/01/2027	33,863	33,324
Series 2019-,
3.340%, 05/01/2031	24,204	22,979
Series 2020-,
1.400%, 11/01/2032	55,000	42,804
		506,669
Freddie Mac Gold Pool
Series 2012-,
3.000%, 05/01/2032	31,733	29,546
	Principal Amount	Value (Note 2)
Ginnie Mae II Pool
Series 2009-,
5.000%, 10/20/2039	$11,287	$11,386
5.500%, 02/20/2039	21,228	21,438
Series 2010-,
4.000%, 12/20/2040	24,017	23,242
4.500%, 04/20/2040	102,820	101,638
4.500%, 08/20/2040	21,095	20,858
Series 2011-,
5.000%, 04/20/2041	26,019	26,206
Series 2012-,
3.500%, 05/20/2042	38,614	36,006
4.000%, 08/20/2042	61,560	59,326
		300,100

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $882,537)		836,315

CORPORATE BONDS (16.54%)

Aerospace & Defense (0.72%)
Boeing Co.
1.43%, 02/04/2024	45,000	43,700
2.20%, 02/04/2026	70,000	65,096
3.95%, 08/01/2059	53,000	39,091
Raytheon Technologies Corp.
5.15%, 02/27/2033	22,000	22,875
Total Aerospace & Defense		170,762

Airlines (0.67%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(d)	41,810	40,758
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(d)	19,223	19,467
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(d)	5,280	4,921
Southwest Airlines Co.
5.25%, 05/04/2025	55,000	55,161
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.88%, 10/15/2027	39,528	39,574
Total Airlines		159,881

Automobiles Manufacturing (0.57%)
Ford Motor Credit Co. LLC
4.00%, 11/13/2030	17,000	14,594
6.80%, 05/12/2028	42,000	42,062
Ford Motor Credit Co., LLC
3.38%, 11/13/2025	35,000	32,554
General Motors Financial Co., Inc.
5.85%, 04/06/2030	42,000	42,008
Volkswagen Group of America
Finance LLC
0.88%, 11/22/2023(d)	5,000	4,880

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Total Automobiles Manufacturing		136,098
Banks (0.65%)
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(b)	$36,000	$34,854
First-Citizens Bank & Trust Co.
1D US SOFR + 3.83%, 06/19/2024(b)	83,000	82,004
Wells Fargo & Co.
1D US SOFR + 2.02%, 04/24/2034(b)	38,000	38,683
Total Banks		155,541

Biotechnology (0.37%)
Amgen, Inc.
5.25%, 03/02/2033	22,000	22,645
5.51%, 03/02/2026	41,000	41,168
5.60%, 03/02/2043	23,000	23,685
Total Biotechnology		87,498

Cable & Satellite (0.37%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 06/01/2033(d)	22,000	17,537
4.75%, 02/01/2032(d)	27,000	22,372
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	41,000	25,135
Sirius XM Radio, Inc.
5.00%, 08/01/2027(d)	23,000	21,182
Total Cable & Satellite		86,226

Casinos & Gaming (0.50%)
MGM Resorts International
6.75%, 05/01/2025	60,000	60,638
Penn Entertainment, Inc.
5.63%, 01/15/2027(d)	61,000	58,052
Total Casinos & Gaming		118,690

Chemicals (0.48%)
Avient Corp.
5.75%, 05/15/2025(d)	24,000	24,009
Celanese US Holdings LLC
6.17%, 07/15/2027	27,000	27,350
6.38%, 07/15/2032	34,000	34,509
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027(d)	34,000	28,995
Total Chemicals		114,863

Commercial Finance (0.23%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	55,000	55,568
	Principal Amount	Value (Note 2)
Consumer Finance (0.12%)
Ally Financial, Inc.
1.45%, 10/02/2023	$10,000	$9,778
Fiserv, Inc.
5.60%, 03/02/2033	18,000	18,777
Total Consumer Finance		28,555

Consumer Products (0.23%)
Haleon UK Capital PLC
3.13%, 03/24/2025	17,000	16,426
Haleon US Capital LLC
3.38%, 03/24/2027	17,000	16,237
Kenvue, Inc.
4.90%, 03/22/2033(d)	22,000	22,794
Total Consumer Products		55,457

Containers & Packaging (0.07%)
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(d)	16,000	16,002

Diversified Banks (1.56%)
Bank of America Corp.
1D US SOFR + 1.37%, 10/24/2031(b)	90,000	71,825
1D US SOFR + 1.91%, 04/25/2034(b)	38,000	38,284
5Y US TI + 1.20%, 09/21/2036(b)	90,000	68,835
Citigroup, Inc.
4.30%, 11/20/2026	54,000	52,862
JPMorgan Chase & Co.
1D US SOFR + 1.07%, 12/15/2025(b)	88,000	88,442
1D US SOFR + 1.56%, 04/26/2028(b)	28,000	27,491
1D US SOFR + 2.58%, 09/14/2033(b)	21,000	21,697
Total Diversified Banks		369,436

Electrical Equipment Manufacturing (0.13%)
Trimble, Inc.
6.10%, 03/15/2033	31,000	31,776

Entertainment Content (0.17%)
Warnermedia Holdings, Inc.
4.28%, 03/15/2032(d)	25,000	22,222
5.14%, 03/15/2052(d)	25,000	19,999
Total Entertainment Content		42,221

Entertainment Resources (0.07%)
Vail Resorts, Inc.
6.25%, 05/15/2025(d)	17,000	17,148

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
Exploration & Production (0.23%)
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(d)	$42,000	$40,277
Occidental Petroleum Corp.
7.88%, 09/15/2031	13,000	14,749
Total Exploration & Production		55,026

Financial Services (1.07%)
Ameriprise Financial, Inc.
5.15%, 05/15/2033	17,000	17,150
Goldman Sachs Group, Inc.
1D US SOFR + 0.50%, 09/10/2024(b)	24,000	23,865
1D US SOFR + 1.114%, 02/24/2028(b)	48,000	43,969
Morgan Stanley
1D US SOFR + 1.36%, 09/16/2036(b)	61,000	46,924
1D US SOFR + 1.73%, 02/01/2029(b)	55,000	55,310
1D US SOFR + 1.87%, 04/21/2034(b)	31,000	31,365
5Y US TI + 2.43%, 01/19/2038(b)	21,000	21,135
UBS Group AG
1Y US TI + 1.75%, 05/12/2028(b)(d)	17,000	16,408
Total Financial Services		256,126

Food & Beverage (0.76%)
Cargill, Inc.
4.75%, 04/24/2033(d)	13,000	13,104
JDE Peet's NV
0.80%, 09/24/2024(d)	16,000	14,938
Kraft Heinz Foods Co.
3.88%, 05/15/2027	24,000	23,449
4.25%, 03/01/2031	24,000	23,380
Mars, Inc.
4.65%, 04/20/2031(d)	13,000	13,126
4.75%, 04/20/2033(d)	17,000	17,206
Nestle Holdings, Inc.
4.85%, 03/14/2033(d)	17,000	17,827
5.00%, 03/14/2028(d)	17,000	17,689
Pilgrim's Pride Corp.
6.25%, 07/01/2033	43,000	42,590
Total Food & Beverage		183,309

Health Care Facilities & Services (0.47%)
Cigna Group
5.40%, 03/15/2033	53,000	55,142
HCA, Inc.
2.38%, 07/15/2031	73,000	59,646
Total Health Care Facilities & Services		114,788
	Principal Amount	Value (Note 2)
Home Improvement (0.09%)
Stanley Black & Decker, Inc.
6.27%, 03/06/2026	$22,000	$22,254

Industrial Other (0.26%)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	42,000	42,683
Quanta Services, Inc.
0.95%, 10/01/2024	19,000	17,891
Total Industrial Other		60,574

Life Insurance (0.24%)
Five Corners Funding Trust III
5.79%, 02/15/2033(d)	22,000	22,525
Five Corners Funding Trust IV
6.00%, 02/15/2053(d)	35,000	35,962
Total Life Insurance		58,487

Managed Care (0.36%)
Humana, Inc.
0.65%, 08/03/2023	28,000	27,666
UnitedHealth Group, Inc.
4.50%, 04/15/2033	13,000	13,023
5.05%, 04/15/2053	13,000	13,216
5.20%, 04/15/2063	30,000	30,629
Total Managed Care		84,534

Medical Equipment & Devices Manufacturing (0.09%)
PerkinElmer, Inc.
0.85%, 09/15/2024	23,000	21,655

Metals & Mining (0.32%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	75,000	75,283

Pharmaceuticals (0.15%)
Eli Lilly & Co.
4.70%, 02/27/2033	35,000	36,360

Pipeline (2.17%)
Buckeye Partners LP
4.13%, 12/01/2027	36,000	32,388
4.50%, 03/01/2028(d)	50,000	45,505
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	63,000	51,942
4.32%, 12/30/2039(d)	62,000	46,890
Gray Oak Pipeline LLC
2.00%, 09/15/2023(d)	26,000	25,620
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(d)	71,000	69,750
4.63%, 04/01/2029(d)	32,000	30,132
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	91,000	92,840
6.88%, 01/15/2029	46,000	47,040

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
TransCanada PipeLines, Ltd.
6.20%, 03/09/2026	$38,000	$38,224
Western Midstream Operating LP
4.30%, 02/01/2030	39,000	35,635
Total Pipeline		515,966

Power Generation (0.44%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	40,000	38,883
Vistra Operations Co. LLC
5.13%, 05/13/2025(d)	39,000	38,182
5.50%, 09/01/2026(d)	29,000	28,462
Total Power Generation		105,527

Property & Casualty Insurance (0.17%)
Allstate Corp.
5.25%, 03/30/2033	26,000	26,511
Marsh & McLennan Cos., Inc.
5.45%, 03/15/2053	13,000	13,557
Total Property & Casualty Insurance		40,068

Publishing & Broadcasting (0.28%)
Nexstar Media, Inc.
4.75%, 11/01/2028(d)	25,000	21,998
5.63%, 07/15/2027(d)	24,000	22,565
Scripps Escrow II, Inc.
3.88%, 01/15/2029(d)	12,000	9,340
5.38%, 01/15/2031(d)	22,000	15,310
Total Publishing & Broadcasting		69,213

Real Estate (0.19%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	13,000	12,149
VICI Properties LP / VICI Note Co., Inc.
5.63%, 05/01/2024(d)	33,000	32,870
Total Real Estate		45,019

Refining & Marketing (0.27%)
HF Sinclair Corp.
4.50%, 10/01/2030	46,000	41,860
5.88%, 04/01/2026	22,000	22,315
Total Refining & Marketing		64,175

Retail - Consumer Discretionary (0.07%)
Lowe's Cos., Inc.
5.15%, 07/01/2033	13,000	13,257
5.75%, 07/01/2053	4,000	4,085
Total Retail - Consumer Discretionary		17,342

Retail - Consumer Staples (0.15%)
Archer-Daniels-Midland Co.
4.50%, 08/15/2033	34,000	34,089

Semiconductors (0.06%)
Microchip Technology, Inc.
0.97%, 02/15/2024	15,000	14,490
	Principal Amount	Value (Note 2)
Software & Services (0.30%)
CoStar Group, Inc.
2.80%, 07/15/2030(d)	$60,000	$50,256
Leidos, Inc.
5.75%, 03/15/2033	21,000	21,486
Total Software & Services		71,742

Transportation & Logistics (0.15%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	43,316	36,278

Utilities (0.84%)
DTE Electric Co.
5.20%, 04/01/2033	13,000	13,582
National Rural Utilities Cooperative Finance Corp.
3M US L + 2.91%, 04/30/2043(b)	30,000	29,250
Oklahoma Gas and Electric Co.
5.60%, 04/01/2053	13,000	13,503
ONE Gas, Inc.
1.10%, 03/11/2024	64,000	61,794
Pacific Gas and Electric Co.
3.25%, 02/16/2024	16,000	15,667
Sempra Energy
5Y US TI + 2.868%, 04/01/2052(b)	32,000	25,972
Southern California Edison Co.
1.10%, 04/01/2024	10,000	9,608
Southern Co.
5.11%, 08/01/2027	28,000	28,251
Total Utilities		197,627

Waste & Environment Services & Equipment (0.15%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	36,000	35,469

Wireless Telecommunications Services (0.35%)
AT&T, Inc.
5.35%, 11/01/2066	1,729	41,012
5.54%, 02/20/2026	18,000	18,024
Sprint LLC
7.88%, 09/15/2023	25,000	25,225
Total Wireless Telecommunications Services		84,261

TOTAL CORPORATE BONDS
(Cost $4,127,467)		3,945,384

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (8.92%)
U.S. Treasury Bonds (8.92%)
United States Treasury Bonds
3.25%, 05/15/2042	$107,000	$99,113
3.38%, 08/15/2042	243,000	228,914
3.50%, 02/15/2033	267,000	268,606
3.63%, 02/15/2053	329,000	326,301
3.88%, 02/15/2043	211,000	213,291
4.00%, 11/15/2042	293,000	301,882
4.00%, 11/15/2052	316,000	335,601
United States Treasury Notes
2.50%, 01/31/2024	175,000	171,903
2.63%, 05/31/2027	34,000	32,758
3.50%, 01/31/2028	149,000	148,849
Total U.S. Treasury Bonds		2,127,218

TOTAL GOVERNMENT BONDS
(Cost $2,098,278)		2,127,218

	Shares	Value (Note 2)
PREFERRED STOCK (1.43%)

Energy (0.06%)
Pipeline (0.06%)
Energy Transfer LP, Series F, 6.750%(e)	15,000	13,243

Total Energy		13,243

Financials (1.37%)
Banks (0.68%)
Huntington Bancshares, Inc., Series J, 6.875%(e)	1,100	27,280
PNC Financial Services Group, Inc., Series O, 3M US L + 3.678%(b)(e)	133,000	132,794
		160,074

Commercial Finance (0.16%)
AerCap Holdings NV, 5.875%(e)	40,000	37,160

Consumer Finance (0.20%)
Ally Financial, Inc., Series C, 4.700%(e)	18,000	12,690
American Express Co., 3.550%(e)	26,000	21,909
Discover Financial Services, Series D, 6.125%(e)	15,000	14,238
		48,837

Diversified Banks (0.25%)
Citigroup, Inc., 5.900%(e)	41,000	41,103
Citigroup, Inc., 7.375%(e)	20,000	19,800

Life Insurance (0.08%)
Jackson Financial, Inc., 8.000%(e)	800	19,944
	Shares	Value (Note 2)
Total Financials		$326,918

TOTAL PREFERRED STOCK
(Cost $352,854)		340,161

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (7.04%)

Money Market Fund (7.04%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.77%	236,604	$236,604
State Street Institutional Treasury Plus Money Market Fund - Premier Class	4.76%	1,443,098	1,443,098

TOTAL SHORT TERM INVESTMENTS
(Cost $1,679,702)			1,679,702

TOTAL INVESTMENTS (100.02%)
(Cost $21,908,441)			$23,856,982

Liabilities In Excess Of Other Assets (-0.02%)			(3,778)

NET ASSETS (100.00%)			$23,853,204

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI - Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2023 was 5.03%

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

7Y US TI - 7 Year US Treasury Index as of April 30, 2023 was 3.47%

1D US SOFR - 1 Day SOFR as of April 30, 2023 was 4.81%

1Y US TI - 1 Year US TI as of April 30, 2023 was 4.73%

5Y US TI - 5 Year US TI as of April 30, 2023 was 3.51%

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Issued with zero coupon.
See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2023 (Unaudited)

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the aggregate market value of those securities was $1,124,723, representing 4.72% of net assets.
(e)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

36 | April 30, 2023

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2023 (Unaudited)

	ALPS | Smith Short Duration Bond Fund		ALPS | Smith Total Return Bond Fund		ALPS | Smith Credit Opportunities Fund		ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$763,284,226		$2,023,146,240		$214,450,367		$23,856,982
Cash	495,469		102,861		141,255		3,018
Receivable for investments sold	–		3,974,145		1,249,300		16,934
Receivable for shares sold	991,123		6,307,085		60,563		325
Interest receivable	6,756,530		19,550,799		2,725,777		95,656
Prepaid expenses and other assets	10,413		50,963		21,052		14,941
Total Assets	771,537,761		2,053,132,093		218,648,314		23,987,856
LIABILITIES
Payable for investments purchased	–		12,028,680		5,131,017		16,882
Payable for shares redeemed	868,134		1,325,076		2,198		1,105
Investment advisory fees payable	191,383		780,815		123,737		–
Administration and transfer agency fees payable	265,812		908,129		109,958		95,280
Distribution and services fees payable	14,909		18,251		3,214		1,537
Trustees' fees and expenses payable	30,108		62,495		10,393		867
Professional fees payable	20,140		38,382		13,132		9,792
Custody fees payable	–		3,695		–		–
Accrued expenses and other liabilities	28,952		94,323		8,203		9,189
Total Liabilities	1,419,438		15,259,846		5,401,852		134,652
NET ASSETS	$770,118,323		$2,037,872,247		$213,246,462		$23,853,204
NET ASSETS CONSIST OF
Paid-in capital	$798,048,187		$2,271,309,852		$257,659,084		$23,796,652
Total distributable earnings/(accumulated losses)	(27,929,864)		(233,437,605)		(44,412,622)		56,552
NET ASSETS	$770,118,323		$2,037,872,247		$213,246,462		$23,853,204
INVESTMENTS, AT COST	$770,499,661		$2,066,699,582		$223,176,208		$21,908,441

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.09		$9.76		$8.90		$10.84
Net Assets	$19,092,654		$14,931,248		$421,618		$699,499
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,892,541		1,529,518		47,357		64,507
Class A:
Net Asset Value, offering and redemption price per share	$10.09		$9.76		$8.91		$10.84
Net Assets	$9,793,656		$22,634,011		$1,133,247		$1,084,209
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	971,058		2,318,229		127,153		100,003
Maximum offering price per share	$10.32	(a)	$9.98	(a)	$9.12	(a)	$11.20	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$10.04		$9.74		$8.91		$10.79
Net Assets	$3,561,064		$4,937,548		$623,927		$549,938
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	354,601		506,899		70,030		50,980
Class I:
Net Asset Value, offering and redemption price per share	$10.09		$9.76		$8.92		$10.84
Net Assets	$737,670,949		$1,995,369,440		$211,067,669		$21,519,559
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	73,092,791		204,535,068		23,667,314		1,984,900

See Notes to Financial Statements.

72 | April 30, 2023

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2023 (Unaudited)

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.
(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.

(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

73 | April 30, 2023

ALPS | Smith Funds

Statements of Operations	For the Six Months Ended April 30, 2023 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
INVESTMENT INCOME
Dividends	$89,575	$782,772	$383,197	$119,107
Foreign taxes withheld on dividends	(58,770)	–	–	(2,048)
Interest	13,876,442	37,891,737	6,885,981	191,033
Total Investment Income	13,907,247	38,674,509	7,269,178	308,092

EXPENSES
Investment advisory fees	1,396,667	4,999,536	933,277	84,609
Administrative fees	330,219	870,217	112,178	40,129
Transfer agency fees	194,586	467,188	44,012	18,035
Distribution and service fees
Investor Class	27,473	16,189	1,528	863
Class A	19,765	28,588	1,385	1,528
Class C	18,943	23,679	3,158	2,683
Professional fees	14,689	20,853	10,894	9,234
Reports to shareholders and printing fees	11,238	26,469	5,678	830
State registration fees	103,829	104,801	30,197	30,326
Insurance fees	1,332	10,670	93	95
Custody fees	15,977	41,480	8,496	5,557
Trustees' fees and expenses	25,985	57,296	8,961	867
Miscellaneous expenses	11,944	19,382	7,706	4,645
Total Expenses	2,172,647	6,686,348	1,167,563	199,401
Less fees waived/reimbursed by investment advisor (Note 6)
Investor Class	(2,501)	(1,821)	(16)	(2,107)
Class A	(2,445)	(4,130)	(26)	(3,353)
Class C	(852)	(1,445)	(14)	(1,702)
Class I	(225,570)	(732,050)	(43,415)	(84,481)
Net Expenses	1,941,279	5,946,902	1,124,092	107,758
Net Investment Income	11,965,968	32,727,607	6,145,086	200,334
Net realized loss on investments	(11,956,160)	(76,490,304)	(16,734,220)	(354,222)
Net realized loss on foreign currency transactions	–	–	–	(150)
Net Realized Loss	(11,956,160)	(76,490,304)	(16,734,220)	(354,372)
Net change in unrealized appreciation on investments	20,294,849	150,850,337	20,659,404	1,864,939
Net Change in Unrealized Appreciation	20,294,849	150,850,337	20,659,404	1,864,939
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,338,689	74,360,033	3,925,184	1,510,567
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,304,657	$107,087,640	$10,070,270	$1,710,901

See Notes to Financial Statements.

74 | April 30, 2023

ALPS | Smith Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$11,965,968	$9,479,942
Net realized loss	(11,956,160)	(8,526,807)
Net change in unrealized appreciation/(depreciation)	20,294,849	(27,717,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,304,657	(26,763,931)

DISTRIBUTIONS
From distributable earnings
Investor Class	(284,162)	(135,980)
Class A	(185,831)	(223,388)
Class C	(41,484)	(27,527)
Class I	(11,697,854)	(10,393,894)
Net Decrease in Net Assets from Distributions	(12,209,331)	(10,780,789)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	7,442,034	20,293,360
Class A	3,749,811	8,110,025
Class C	680,020	2,785,267
Class I	264,126,988	657,729,701
Dividends reinvested
Investor Class	250,014	117,679
Class A	129,080	145,571
Class C	29,861	20,508
Class I	6,994,277	5,293,045
Shares redeemed, net of redemption fees
Investor Class	(8,045,595)	(10,816,386)
Class A	(9,670,409)	(8,700,902)
Class C	(975,068)	(2,298,424)
Class I	(266,215,591)	(394,356,061)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(1,504,578)	278,323,383

Net increase in net assets	6,590,748	240,778,663

NET ASSETS
Beginning of period	763,527,575	522,748,912
End of period	$770,118,323	$763,527,575

See Notes to Financial Statements.

75 | April 30, 2023

ALPS | Smith Total Return Bond Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$32,727,607	$42,971,311
Net realized loss	(76,490,304)	(104,815,742)
Net change in unrealized appreciation/(depreciation)	150,850,337	(212,897,549)
Net Increase/(Decrease) in Net Assets Resulting from Operations	107,087,640	(274,741,980)

DISTRIBUTIONS
From distributable earnings
Investor Class	(192,630)	(169,630)
Class A	(322,820)	(472,869)
Class C	(61,664)	(93,247)
Class I	(32,526,999)	(47,659,641)
Dividends to shareholders from tax return of capital
Investor Class	–	(575)
Class A	–	(1,607)
Class C	–	(318)
Class I	–	(162,036)
Net Decrease in Net Assets from Distributions	(33,104,113)	(48,559,923)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	11,816,893	2,107,435
Class A	8,765,003	6,858,178
Class C	1,374,634	1,341,168
Class I	665,510,880	972,091,838
Dividends reinvested
Investor Class	189,545	158,015
Class A	295,100	425,759
Class C	50,342	74,386
Class I	23,943,254	32,775,183
Shares redeemed, net of redemption fees
Investor Class	(1,724,901)	(6,384,019)
Class A	(3,197,505)	(15,232,506)
Class C	(907,631)	(3,381,657)
Class I	(380,160,411)	(812,475,284)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	325,955,203	178,358,496

Net increase/(decrease) in net assets	399,938,730	(144,943,407)

NET ASSETS
Beginning of period	1,637,933,517	1,782,876,924
End of period	$2,037,872,247	$1,637,933,517

See Notes to Financial Statements.

76 | April 30, 2023

ALPS | Smith Credit Opportunities Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$6,145,086	$10,794,595
Net realized loss	(16,734,220)	(18,956,826)
Net change in unrealized appreciation/(depreciation)	20,659,404	(30,273,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,070,270	(38,435,571)

DISTRIBUTIONS
From distributable earnings
Investor Class	(32,084)	(243,907)
Class A	(26,969)	(43,048)
Class C	(12,669)	(19,336)
Class I	(6,071,368)	(11,494,833)
Dividends to shareholders from tax return of capital
Investor Class	–	(3,082)
Class A	–	(543)
Class C	–	(238)
Class I	–	(146,533)
Net Decrease in Net Assets from Distributions	(6,143,090)	(11,951,520)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	63,719	1,453,017
Class A	97,166	54,211
Class C	25,726	50,288
Class I	39,606,761	163,129,209
Dividends reinvested
Investor Class	32,084	246,758
Class A	5,542	6,716
Class C	–	567
Class I	4,436,889	9,479,983
Shares redeemed
Investor Class	(5,856,329)	(1,322,489)
Class A	(66,217)	–
Class C	(24,623)	(9,912)
Class I	(121,108,181)	(137,896,810)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(82,787,463)	35,191,538

Net decrease in net assets	(78,860,283)	(15,195,553)

NET ASSETS
Beginning of period	292,106,745	307,302,298
End of period	$213,246,462	$292,106,745

See Notes to Financial Statements.

77 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
OPERATIONS
Net investment income	$200,334	$348,017
Net realized loss	(354,372)	(1,347,578)
Net change in unrealized appreciation/(depreciation)	1,864,939	(4,243,201)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,710,901	(5,242,762)

DISTRIBUTIONS
From distributable earnings
Investor Class	(5,206)	(8,311)
Class A	(8,119)	(13,485)
Class C	(2,200)	(3,314)
Class I	(196,134)	(435,324)
Dividends to shareholders from tax return of capital
Investor Class	–	(16)
Class A	–	(26)
Class C	–	(5)
Class I	–	(855)
Net Decrease in Net Assets from Distributions	(211,659)	(461,336)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	13,000	2,810
Class A	30	48,757
Class C	–	18,793
Class I	3,294,277	11,772,497
Dividends reinvested
Investor Class	1,082	1,769
Class A	94	430
Class C	55	99
Class I	171,711	313,630
Shares redeemed
Investor Class	(5,327)	(11,772)
Class A	(41,578)	(862)
Class C	(6,000)	–
Class I	(7,488,169)	(20,047,598)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(4,060,825)	(7,901,447)

Net decrease in net assets	(2,561,583)	(13,605,545)

NET ASSETS
Beginning of period	26,414,787	40,020,332
End of period	$23,853,204	$26,414,787

See Notes to Financial Statements.

78 | April 30, 2023

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.57	$10.62	$10.25	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.14	0.05	0.11	0.23	0.07
Net realized and unrealized gain/(loss)	0.12		(0.59)	0.03	0.48	0.27	(0.04)
Total from investment operations	0.26		(0.45)	0.08	0.59	0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.15)		(0.11)	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	–		(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.15)		(0.14)	(0.13)	(0.22)	(0.23)	(0.05)

Net increase/(decrease) in net asset value	0.11		(0.59)	(0.05)	0.37	0.27	(0.02)
Net asset value, end of period	$10.09		$9.98	$10.57	$10.62	$10.25	$9.98
TOTAL RETURN(b)	2.58%		(4.31)%	0.77%	5.85%	5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,093		$19,227	$10,194	$9,100	$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.80	%(c)	0.84%	0.90%	0.95%	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.77	%(c)	0.78%	0.76%	0.78%	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	2.86	%(c)	1.41%	0.51%	1.02%	2.22%	1.93	%(c)
Portfolio turnover rate(d)	68%		99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

79| April 30, 2023

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.56	$10.61	$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.11	0.05	0.12	0.22	0.06
Net realized and unrealized gain/(loss)	0.12		(0.55)	0.03	0.47	0.27	(0.03)
Total from investment operations	0.26		(0.44)	0.08	0.59	0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.15)		(0.11)	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	–		(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.15)		(0.14)	(0.13)	(0.22)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	0.00 (b)	–
Net increase/(decrease) in net asset value	0.11		(0.58)	(0.05)	0.37	0.26	(0.02)
Net asset value, end of period	$10.09		$9.98	$10.56	$10.61	$10.24	$9.98
TOTAL RETURN(c)	2.57%		(4.19)%	0.77%	5.84%	4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,794		$15,429	$16,868	$3,702	$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.83	%(d)	0.79%	0.84%	0.94%	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.79	%(d)	0.74%	0.76%	0.77%	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	2.81	%(d)	1.08%	0.51%	1.10%	2.17%	1.86	%(d)
Portfolio turnover rate(e)	68%		99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

80 | April 30, 2023

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.93		$10.53	$10.61		$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.11		0.04	(0.02)		0.05	0.15	0.05
Net realized and unrealized gain/(loss)	0.11		(0.56)	0.02		0.47	0.27	(0.04)
Total from investment operations	0.22		(0.52)	–		0.52	0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.11)		(0.05)	(0.00	)(b)	(0.07)	(0.15)	(0.03)
From net realized gains	–		(0.03)	(0.08)		(0.08)	(0.01)	–
Total distributions	(0.11)		(0.07)	(0.08)		(0.15)	(0.16)	(0.03)

Net increase/(decrease) in net asset value	0.11		(0.60)	(0.08)		0.37	0.26	(0.02)
Net asset value, end of period	$10.04		$9.93	$10.53		$10.61	$10.24	$9.98
TOTAL RETURN(c)	2.22%		(5.01)%	(0.01)%		5.10%	4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,561		$3,784	$3,472		$2,193	$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.54	%(d)	1.53%	1.55%		1.67%	1.83%	3.54	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49	%(d)	1.49%	1.49%		1.49%	1.49%	1.48	%(d)
Ratio of net investment income/(loss) to average net assets	2.14	%(d)	0.43%	(0.22)%		0.46%	1.48%	1.35	%(d)
Portfolio turnover rate(e)	68%		99%	165%		457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

81| April 30, 2023

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.57	$10.62	$10.25	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.15	0.08	0.16	0.25	0.08
Net realized and unrealized gain/(loss)	0.11		(0.57)	0.03	0.46	0.26	(0.03)
Total from investment operations	0.27		(0.42)	0.11	0.62	0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.16)		(0.14)	(0.08)	(0.17)	(0.25)	(0.06)
From net realized gains	–		(0.03)	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.16)		(0.17)	(0.16)	(0.25)	(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (b)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	0.11		(0.59)	(0.05)	0.37	0.26	(0.01)
Net asset value, end of period	$10.09		$9.98	$10.57	$10.62	$10.25	$9.99
TOTAL RETURN(c)	2.72%		(4.03)%	1.05%	6.12%	5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$737,671		$725,087	$492,215	$166,817	$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.55	%(d)	0.56%	0.58%	0.70%	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)	0.49%	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to
average net assets	3.15	%(d)	1.47%	0.77%	1.52%	2.46%	2.36	%(d)
Portfolio turnover rate(e)	68%		99%	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

82| April 30, 2023

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.34		$11.23		$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.22		0.18	0.19	0.22	0.07
Net realized and unrealized gain/(loss)	0.42		(1.85)		(0.03)	0.57	0.95	0.03
Total from investment operations	0.58		(1.63)		0.15	0.76	1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.16)		(0.26)		(0.19)	(0.19)	(0.21)	(0.05)
From net realized gains	–		–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–	–	–
Total distributions	(0.16)		(0.26)		(0.38)	(0.29)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	0.42		(1.89)		(0.23)	0.47	0.94	0.05
Net asset value, end of period	$9.76		$9.34		$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	6.22%		(14.73)%		1.26%	6.95%	11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,931		$4,252		$9,605	$10,109	$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.95	%(d)	0.97%		0.98%	1.01%	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.92	%(d)	0.93%		0.95%	0.96%	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	3.32	%(d)	2.14%		1.55%	1.66%	2.05%	2.20	%(d)
Portfolio turnover rate(e)	88%		179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

83| April 30, 2023

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.34		$11.23		$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.22		0.18	0.19	0.21	0.07
Net realized and unrealized gain/(loss)	0.42		(1.85)		(0.03)	0.57	0.97	0.03
Total from investment operations	0.58		(1.63)		0.15	0.76	1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.16)		(0.26)		(0.19)	(0.19)	(0.22)	(0.05)
From net realized gains	–		–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–	–	–
Total distributions	(0.16)		(0.26)		(0.38)	(0.29)	(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	0.42		(1.89)		(0.23)	0.47	0.94	0.05
Net asset value, end of period	$9.76		$9.34		$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	6.10%		(14.62)%		1.27%	6.96%	11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,634		$16,024		$27,342	$15,016	$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.98	%(d)	0.96%		0.97%	0.99%	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.94	%(d)	0.92%		0.94%	0.95%	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	3.29	%(d)	2.14%		1.57%	1.66%	1.91%	2.10	%(d)
Portfolio turnover rate(e)	88%		179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84| April 30, 2023

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.32		$11.21		$11.44	$10.97	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.15		0.09	0.11	0.13	0.05
Net realized and unrealized gain/(loss)	0.42		(1.86)		(0.02)	0.57	0.97	0.03
Total from investment operations	0.54		(1.71)		0.07	0.68	1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.12)		(0.18)		(0.11)	(0.11)	(0.15)	(0.04)
From net realized gains	–		–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–	–	–
Total distributions	(0.12)		(0.18)		(0.30)	(0.21)	(0.17)	(0.04)

Net increase/(decrease) in net asset value	0.42		(1.89)		(0.23)	0.47	0.93	0.04
Net asset value, end of period	$9.74		$9.32		$11.21	$11.44	$10.97	$10.04
TOTAL RETURN(c)	5.86%		(15.36)%		0.55%	6.23%	10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,938		$4,223		$7,184	$6,508	$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.70	%(d)	1.71%		1.71%	1.72%	1.79%	4.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.64	%(d)	1.64%		1.66%	1.67%	1.67%	1.67	%(d)
Ratio of net investment income to average net assets	2.56	%(d)	1.42%		0.83%	0.94%	1.20%	1.49	%(d)
Portfolio turnover rate(e)	88%		179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85| April 30, 2023

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.34		$11.22		$11.46	$10.99	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.25		0.21	0.22	0.24	0.09
Net realized and unrealized gain/(loss)	0.42		(1.84)		(0.04)	0.57	0.97	0.02
Total from investment operations	0.59		(1.59)		0.17	0.79	1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.17)		(0.29)		(0.22)	(0.22)	(0.24)	(0.07)
From net realized gains	–		–		(0.19)	(0.10)	(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–	–	–
Total distributions	(0.17)		(0.29)		(0.41)	(0.32)	(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	0.42		(1.88)		(0.24)	0.47	0.95	0.04
Net asset value, end of period	$9.76		$9.34		$11.22	$11.46	$10.99	$10.04
TOTAL RETURN(c)	6.37%		(14.40)%		1.47%	7.26%	12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,995,369		$1,613,435		$1,738,746	$1,331,786	$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.72	%(d)	0.73%		0.73%	0.72%	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.64	%(d)	0.64%		0.66%	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	3.57	%(d)	2.46%		1.84%	1.94%	2.22%	2.64	%(d)
Portfolio turnover rate(e)	88%		179%		178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86| April 30, 2023

ALPS | Smith Credit Opportunities Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.82		$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.33		0.25	0.02
Net realized and unrealized gain/(loss)	0.10		(1.59)		0.51	(0.04)
Total from investment operations	0.30		(1.26)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.22)		(0.33)		(0.25)	(0.02)
From net realized gains	–		(0.04)		(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.22)		(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.08		(1.63)		0.49	(0.04)
Net asset value, end of period	$8.90		$8.82		$10.45	$9.96
TOTAL RETURN(c)	3.41%		(12.28)%		7.63%	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$422		$6,155		$6,869	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(d)	1.17%		1.25%	2.36	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.17	%(d)	1.17%		1.19%	1.20	%(d)
Ratio of net investment income to average net assets	4.48	%(d)	3.44%		2.35%	1.37	%(d)
Portfolio turnover rate(e)	87%		187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87| April 30, 2023

ALPS | Smith Credit Opportunities Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.83		$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.33		0.25	0.02
Net realized and unrealized gain/(loss)	0.08		(1.58)		0.51	(0.04)
Total from investment operations	0.29		(1.25)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.21)		(0.33)		(0.25)	(0.02)
From net realized gains	–		(0.04)		(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.21)		(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.08		(1.62)		0.49	(0.04)
Net asset value, end of period	$8.91		$8.83		$10.45	$9.96
TOTAL RETURN(c)	3.31%		(12.18)%		7.65%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,133		$1,088		$1,217	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15	%(d)	1.16%		1.26%	2.38	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.14	%(d)	1.16%		1.16%	1.20	%(d)
Ratio of net investment income to average net assets	4.72	%(d)	3.45%		2.41%	1.33	%(d)
Portfolio turnover rate(e)	87%		187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88| April 30, 2023

ALPS | Smith Credit Opportunities Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.82		$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.26		0.17	0.01
Net realized and unrealized gain/(loss)	0.09		(1.59)		0.52	(0.04)
Total from investment operations	0.27		(1.33)		0.69	(0.03)

DISTRIBUTIONS:
From net investment income	(0.18)		(0.26)		(0.18)	(0.01)
From net realized gains	–		(0.04)		(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.18)		(0.30)		(0.19)	(0.01)

Net increase/(decrease) in net asset value	0.09		(1.63)		0.49	(0.04)
Net asset value, end of period	$8.91		$8.82		$10.45	$9.96
TOTAL RETURN(c)	3.04%		(12.91)%		6.88%	(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$624		$617		$682	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.90	%(d)	1.90%		2.00%	3.09	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(d)	1.90%		1.90%	1.90	%(d)
Ratio of net investment income to average net assets	3.97	%(d)	2.71%		1.67%	0.63	%(d)
Portfolio turnover rate(e)	87%		187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89| April 30, 2023

ALPS | Smith Credit Opportunities Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.83		$10.45		$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.35		0.28	0.02
Net realized and unrealized gain/(loss)	0.09		(1.57)		0.50	(0.03)
Total from investment operations	0.31		(1.22)		0.78	(0.01)

DISTRIBUTIONS:
From net investment income	(0.22)		(0.36)		(0.28)	(0.02)
From net realized gains	–		(0.04)		(0.02)	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.22)		(0.40)		(0.30)	(0.02)

Net increase/(decrease) in net asset value	0.09		(1.62)		0.48	(0.03)
Net asset value, end of period	$8.92		$8.83		$10.45	$9.97
TOTAL RETURN(c)	3.55%		(11.94)%		7.83%	(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$211,068		$284,247		$298,535	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.94	%(d)	0.93%		1.03%	1.86	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(d)	0.90%		0.90%	0.90	%(d)
Ratio of net investment income to average net assets	4.95	%(d)	3.70%		2.66%	1.79	%(d)
Portfolio turnover rate(e)	87%		187%		211%	66%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22		$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	0.62		(1.94)		2.32	(0.12)
Total from investment operations	0.70		(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.08)		(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–		(0.02)		–	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.08)		(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	0.62		(1.97)		2.31	(0.12)
Net asset value, end of period	$10.84		$10.22		$12.19	$9.88
TOTAL RETURN(c)	6.89%		(15.17)%		23.95%	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$699		$651		$784	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.74	%(d)	1.56%		1.67%	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.11	%(d)	1.12%		1.12%	1.15	%(d)
Ratio of net investment income to average net assets	1.44	%(d)	0.86%		0.38%	0.25	%(d)
Portfolio turnover rate(e)	40%		108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91 | April 30, 2023

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22		$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	0.63		(1.94)		2.32	(0.12)
Total from investment operations	0.70		(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.08)		(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–		(0.02)		–	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.08)		(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	0.62		(1.97)		2.31	(0.12)
Net asset value, end of period	$10.84		$10.22		$12.19	$9.88
TOTAL RETURN(c)	6.87%		(15.16)%		23.96%	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,084		$1,063		$1,219	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.77	%(d)	1.56%		1.66%	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.14	%(d)	1.11%		1.11%	1.15	%(d)
Ratio of net investment income to average net assets	1.41	%(d)	0.87%		0.39%	0.26	%(d)
Portfolio turnover rate(e)	40%		108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

92| April 30, 2023

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.17		$12.14		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04		0.01		(0.04)	(0.01)
Net realized and unrealized gain/(loss)	0.62		(1.92)		2.31	(0.11)
Total from investment operations	0.66		(1.91)		2.27	(0.12)

DISTRIBUTIONS:
From net investment income	(0.04)		(0.04)		(0.01)	–
From net realized gains	–		(0.02)		–	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.04)		(0.06)		(0.01)	–

Net increase/(decrease) in net asset value	0.62		(1.97)		2.26	(0.12)
Net asset value, end of period	$10.79		$10.17		$12.14	$9.88
TOTAL RETURN(c)	6.53%		(15.81)%		22.93%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$550		$524		$607	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.48	%(d)	2.30%		2.40%	3.73	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85	%(d)	1.85%		1.85%	1.85	%(d)
Ratio of net investment income/(loss) to average net assets	0.70	%(d)	0.13%		(0.35)%	(0.44	)%(d)
Portfolio turnover rate(e)	40%		108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

93| April 30, 2023

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.22		$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.12		0.08	0.01
Net realized and unrealized gain/(loss)	0.63		(1.93)		2.31	(0.12)
Total from investment operations	0.72		(1.81)		2.39	(0.11)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.14)		(0.08)	(0.01)
From net realized gains	–		(0.02)		–	–
From tax return of capital	–		(0.00	)(b)	–	–
Total distributions	(0.10)		(0.16)		(0.08)	(0.01)

Net increase/(decrease) in net asset value	0.62		(1.97)		2.31	(0.12)
Net asset value, end of period	$10.84		$10.22		$12.19	$9.88
TOTAL RETURN(c)	7.03%		(14.93)%		24.28%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,520		$24,176		$37,410	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.62	%(d)	1.41%		1.39%	2.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85	%(d)	0.85%		0.85%	0.85	%(d)
Ratio of net investment income to average net assets	1.70	%(d)	1.10%		0.67%	0.57	%(d)
Portfolio turnover rate(e)	40%		108%		126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

94| April 30, 2023

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1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund and ALPS |Smith Balanced Opportunity Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | Smith Total Return Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services -Investment Companies".

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Funds have odd lot pricing policies they employ to value odd lot securities.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

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Notes to Financial Statements

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Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$807,447	$–	$807,447
Commercial Mortgage-Backed Securities	–	402,821	–	402,821
Mortgage-Backed Securities	–	10,340,818	–	10,340,818
Corporate Bonds	–	530,344,682	–	530,344,682
Government Bonds	–	221,326,705	–	221,326,705
Short Term Investments	61,753	–	–	61,753
Total	$61,753	$763,222,473	$–	$763,284,226

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Bank Loan	$–	$3,988,760	$–	$3,988,760
Collateralized Mortgage Obligations	–	203,273,049	–	203,273,049
Commercial Mortgage-Backed Securities	–	68,475,052	–	68,475,052
Mortgage-Backed Securities	–	212,976,321	–	212,976,321
Corporate Bonds	16,411,488	964,403,028	–	980,814,516
Government Bonds	–	472,436,749	–	472,436,749
Preferred Stock	10,382,204	61,671,084	–	72,053,288
Short Term Investments	9,128,505	–	–	9,128,505
Total	$35,922,197	$1,987,224,043	$–	$2,023,146,240

96 | April 30, 2023

Notes to Financial Statements

 April 30, 2023 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Common Stocks(a)	$2,004,788	$–	$–	$2,004,788
Bank Loan	–	649,716	–	649,716
Collateralized Mortgage Obligations	–	1,393,552	–	1,393,552
Commercial Mortgage-Backed Securities	–	143,388	–	143,388
Mortgage-Backed Securities	–	4,038,464	–	4,038,464
Corporate Bonds	1,473,747	168,426,878	–	169,900,625
Government Bonds	–	20,385,670	–	20,385,670
Preferred Stock	1,060,772	11,077,613	–	12,138,385
Short Term Investments	3,795,779	–	–	3,795,779
Total	$8,335,086	$206,115,281	$–	$214,450,367

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Common Stocks(a)	$13,806,568	$–	$–	$13,806,568
Collateralized Mortgage Obligations	–	1,099,145	–	1,099,145
Commercial Mortgage-Backed Securities	–	22,489	–	22,489
Mortgage-Backed Securities	–	836,315	–	836,315
Corporate Bonds	41,012	3,904,372	–	3,945,384
Government Bonds	–	2,127,218	–	2,127,218
Preferred Stock	47,224	292,937	–	340,161
Short Term Investments	1,679,702	–	–	1,679,702
Total	$15,574,506	$8,282,476	$–	$23,856,982

(a)	For detailed descriptions of sector and/or industry, see the accompanying Statement of Investments.

For the six month period ended April 30, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends, if any, on a monthly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a

97 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited

portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Libor Risk: Certain holdings of the Funds’ underlying investments may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

98 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Global Economic and Market Conditions: Certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2023.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Smith Short Duration Bond Fund	$10,319,191	$461,598	–
ALPS | Smith Total Return Bond Fund	48,395,387	–	164,536
ALPS | Smith Credit Opportunities Fund	11,785,662	15,464	150,396
ALPS | Smith Balanced Opportunity Fund	446,229	14,205	902

99 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2023, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Smith Short Duration Bond Fund	$1,512,686	$(8,924,927)	$(7,412,241)	$770,696,467
ALPS | Smith Total Return Bond Fund	23,491,698	(69,329,245)	(45,837,547)	2,068,983,787
ALPS | Smith Credit Opportunities Fund	1,688,841	(10,523,888)	(8,835,047)	223,285,414
ALPS | Smith Balanced Opportunity Fund	2,667,366	(823,925)	1,843,441	22,013,541

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six month period ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$217,294,162	$191,360,519
ALPS | Smith Total Return Bond Fund	773,955,717	336,776,366
ALPS | Smith Credit Opportunities Fund	101,737,665	147,119,789
ALPS | Smith Balanced Opportunity Fund	4,326,821	6,756,996

Purchases and sales of U.S. Government Obligations, excluding short-term securities, during the six month period ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$305,181,910	$337,037,397
ALPS | Smith Total Return Bond Fund	1,137,449,214	1,270,299,444
ALPS | Smith Credit Opportunities Fund	111,302,109	143,392,432
ALPS | Smith Balanced Opportunity Fund	5,079,687	6,550,776

100 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

5. BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of capital stock were as follows:

	ALPS | Smith Short Duration Bond Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	738,462	1,996,935
Dividends reinvested	24,831	11,629
Shares redeemed	(797,279)	(1,046,758)
Net increase/(decrease) in shares outstanding	(33,986)	961,806
Class A
Shares sold	371,469	783,697
Dividends reinvested	12,828	14,251
Shares redeemed	(959,564)	(848,353)
Net decrease in shares outstanding	(575,267)	(50,405)
Class C
Shares sold	67,846	272,552
Dividends reinvested	2,980	2,012
Shares redeemed	(97,073)	(223,444)
Net increase/(decrease) in shares outstanding	(26,247)	51,120
Class I
Shares sold	26,207,990	64,107,769
Dividends reinvested	694,494	518,966
Shares redeemed	(26,432,310)	(38,561,384)
Net increase in shares outstanding	470,174	26,065,351

	ALPS | Smith Total Return Bond Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	1,233,121	203,649
Dividends reinvested	19,562	15,365
Shares redeemed	(178,315)	(619,330)
Net increase/(decrease) in shares outstanding	1,074,368	(400,316)
Class A
Shares sold	902,386	669,487
Dividends reinvested	30,487	41,260
Shares redeemed	(329,345)	(1,430,441)
Net increase/(decrease) in shares outstanding	603,528	(719,694)
Class C
Shares sold	143,001	127,814
Dividends reinvested	5,211	7,235
Shares redeemed	(94,245)	(323,157)
Net increase/(decrease) in shares outstanding	53,967	(188,108)
Class I
Shares sold	68,825,129	93,542,912
Dividends reinvested	2,475,485	3,207,527
Shares redeemed	(39,554,137)	(78,872,704)
Net increase in shares outstanding	31,746,477	17,877,735

101 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

	ALPS | Smith Credit Opportunities Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	7,242	152,120
Dividends reinvested	3,610	25,921
Shares redeemed	(660,950)	(138,138)
Net increase/(decrease) in shares outstanding	(650,098)	39,903
Class A
Shares sold	10,663	6,027
Dividends reinvested	620	709
Shares redeemed	(7,361)	–
Net increase in shares outstanding	3,922	6,736
Class C
Shares sold	2,859	5,539
Dividends reinvested	–	55
Shares redeemed	(2,748)	(956)
Net increase in shares outstanding	111	4,638
Class I
Shares sold	4,434,141	17,229,379
Dividends reinvested	495,607	993,931
Shares redeemed	(13,450,430)	(14,591,058)
Net increase/(decrease) in shares outstanding	(8,520,682)	3,632,252

	ALPS | Smith Balanced Opportunity Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Year Ended October 31, 2022
Investor Class
Shares sold	1,204	253
Dividends reinvested	102	160
Shares redeemed	(486)	(1,034)
Net increase/(decrease) in shares outstanding	820	(621)
Class A
Shares sold	3	4,054
Dividends reinvested	9	38
Shares redeemed	(4,029)	(72)
Net increase/(decrease) in shares outstanding	(4,017)	4,020
Class C
Shares sold	–	1,534
Dividends reinvested	5	8
Shares redeemed	(567)	–
Net increase/(decrease) in shares outstanding	(562)	1,542
Class I
Shares sold	309,205	1,022,032
Dividends reinvested	16,189	28,336
Shares redeemed	(705,424)	(1,754,374)
Net decrease in shares outstanding	(380,030)	(704,006)

102 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor listed in the table below. The Sub-Advisor manages the investments of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Credit Opportunities Fund	Smith Capital Investors, LLC
ALPS | Smith Balanced Opportunity Bond Fund	Smith Capital Investors, LLC

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Smith Short Duration Bond Fund	0.365%
ALPS | Smith Total Return Bond Fund	0.545%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Bond Fund	0.70%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisor of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Bond Fund	All Asset Levels	0.37%

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six month period ended April 30, 2023 are disclosed on the Statements of Operations.

Fund*	Investor Class	Class A	Class C	Class I
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%
ALPS | Smith Total Return Bond Fund	0.64%	0.64%	0.64%	0.64%
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%
ALPS | Smith Balanced Opportunity Bond Fund	0.85%	0.85%	0.85%	0.85%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

103 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

AAI and the Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Funds are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of April 30, 2023, AAI and the Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/2023	Expires 10/31/2024	Expires 10/31/2025	Expires 10/31/2026	Total
ALPS | Smith Short Duration Bond Fund - Investor Class	$1,795	$16,881	$4,469	$2,501	$25,646
ALPS | Smith Short Duration Bond Fund - Class A	2,086	9,476	8,598	2,445	22,605
ALPS | Smith Short Duration Bond Fund - Class C	1,370	1,817	1,495	852	5,534
ALPS | Smith Short Duration Bond Fund - Class I	128,161	320,901	407,457	225,570	1,082,089

ALPS | Smith Total Return Bond Fund - Investor Class	3,403	2,940	3,056	1,821	11,220
ALPS | Smith Total Return Bond Fund - Class A	3,931	5,556	8,987	4,130	22,604
ALPS | Smith Total Return Bond Fund - Class C	2,088	4,192	3,783	1,445	11,508
ALPS | Smith Total Return Bond Fund - Class I	452,176	1,175,366	1,505,281	732,050	3,864,873

ALPS | Smith Credit Opportunities Fund - Investor Class	16	3,188	–	16	3,220
ALPS | Smith Credit Opportunities Fund - Class A	625	1,196	–	26	1,847
ALPS | Smith Credit Opportunities Fund - Class C	303	594	–	15	912
ALPS | Smith Credit Opportunities Fund - Class I	–	158,423	91,465	43,415	293,303

ALPS | Smith Balanced Opportunity Fund - Investor Class	817	3,910	3,187	2,107	10,021
ALPS | Smith Balanced Opportunity Fund - Class A	1,441	6,318	5,161	3,353	16,273
ALPS | Smith Balanced Opportunity Fund - Class C	720	3,152	2,577	1,702	8,151
ALPS | Smith Balanced Opportunity Fund - Class I	17,317	134,501	169,876	84,481	406,175

The Smith funds did not recoup fees during the six month period ended April 30, 2023.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

The Funds have adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Class, Class A and Class C shares. The Plans allows each Fund to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of shareholder services to Investor Class, Class A and Class C shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A and Class C shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares and 0.75% of a Fund’s average daily net assets attributable to its Class C shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

The Funds have adopted a shareholder services plan with respect to the Investor Class shares and Class A shares (the “Investor Class Shareholder Services Plan” and the “Class A Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan and Class A Shareholder Services Plan,

104 | April 30, 2023

Notes to Financial Statements

April 30, 2023 (Unaudited)

the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class and Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2023 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Funds.

Fund Administrator

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six month period ended April 30, 2023 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six month period ended April 30, 2023, are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

105 | April 30, 2023

Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

106 | April 30, 2023

Privacy Policy

April 30, 2023 (Unaudited)

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

107 | April 30, 2023

Privacy Policy

April 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Financial Investors Trust
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

108 | April 30, 2023

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS002336

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b) Not applicable.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 10, 2023

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 10, 2023